UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006
Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2014

Item 1.  Reports to Stockholders.

PACE Select

Semiannual Report

PACE® Select Advisors Trust

Semiannual Report

January 31, 2014

PACE® Select Advisors Trust

Table of contents
Introduction	2
Portfolio Advisor's and Sub-Advisors' commentaries and Portfolios of investments
PACE® Money Market Investments	5
PACE® Government Securities Fixed Income Investments	11
PACE® Intermediate Fixed Income Investments	24
PACE® Strategic Fixed Income Investments	40
PACE® Municipal Fixed Income Investments	60
PACE® International Fixed Income Investments	71
PACE® High Yield Investments	83
PACE® Large Co Value Equity Investments	97
PACE® Large Co Growth Equity Investments	111
PACE® Small/Medium Co Value Equity Investments	119
PACE® Small/Medium Co Growth Equity Investments	129
PACE® International Equity Investments	141
PACE® International Emerging Markets Equity Investments	160
PACE® Global Real Estate Securities Investments	172
PACE® Alternative Strategies Investments	181
Understanding your Portfolio's expenses	214
Statement of assets and liabilities	220
Statement of operations	228
Statement of changes in net assets	232
Financial highlights	238
Notes to financial statements	268
General information	311
Board approvals of sub-advisory agreements	312

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

March 17, 2014

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and Sub-Advisors regarding the events that affected Portfolio performance during the six months ended January 31, 2014. Please note that the opinions of the Sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Continued global growth

Despite a number of headwinds, including the sequestration, higher taxes and rising interest rates, the overall US economy continued to expand during the reporting period. Looking back, the Commerce Department reported that gross domestic product ("GDP") growth in the US was 2.5% and 4.1% during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department's third estimate for fourth quarter 2013 GDP growth was 2.4%.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period. As has been the case since December 2008, the Fed kept the federal funds rate (the federal funds rate, or the "fed funds rate," which is the rate banks charge one another for the funds they borrow on an overnight basis) at a historically low level between 0% and 0.25%. However, at his press conference following the central bank's meeting in June 2013, Fed Chairman Ben Bernanke signaled that the Fed might moderate the monthly pace of its bond purchases later in the year. This triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed surprised the market by delaying the tapering of its asset purchases.

At its final meeting of 2013, the Fed announced that it would begin paring back its monthly asset purchases, saying "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." The Fed then said that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

Growth outside the US also expanded in most countries during the reporting period. In its January 2014 World Economic Outlook Update, the International Monetary Fund ("IMF") stated that "Global activity strengthened during the second half of 2013... activity is expected to improve further in 2014-15, largely on account of recovery in the advanced economies." The IMF anticipates growth will be 1.0% in the eurozone in 2014, versus a 0.4% contraction in 2013. After decelerating in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013.

1  Based on the Commerce Department's third estimate announced on February 28, 2014, after the reporting period had ended.

PACE Select Advisors Trust

Equities largely move higher

Developed market equities produced solid results during the reporting period. In the US, generally positive economic data and corporate profits that often exceeded expectations supported the market. Volatility was elevated at times, due to moderating emerging market growth, geopolitical events and uncertainties regarding future central bank monetary policy. However, periodic setbacks were generally quickly replaced by solid demand from investors looking to generate incremental returns in the low interest rate environment. While US equities declined in January 2014 given a spike in investor risk aversion, all told, the US stock market, as measured by the S&P 500 Index,1 gained 6.85% during the six months ended January 31, 2014. International developed equities, as measured by the MSCI EAFE Index (net),2 also performed well, gaining 7.51% during the period. However, emerging market equities, as measured by the MSCI Emerging Markets Index (net),3 generated weak results, declining 0.33% over the same period. This was due to several factors, including decelerating growth in a number of developing countries, generally falling commodity prices and periods of rising US interest rates.

Mixed results for the fixed income market

The fortunes of the fixed income market were often tied to expectations regarding future Fed monetary policy. With the US economy gaining momentum and the Fed signaling a tapering of its asset purchases, US Treasury yields moved higher and negatively impacted the overall bond market (yields and bond prices move in opposite directions). Still, yields declined from their reporting period peaks in January 2014, given a flight to quality. The overall US bond market, as measured by the Barclays US Aggregate Index,4 rose 1.78% during the six months ended January 31, 2014. The US taxable spread sectors (non-US Treasury fixed income securities) generated mixed results during the six months ended January 31, 2014. One notable standout was high yield bonds, as they generated strong results. Supporting the high yield market were continued solid corporate fundamentals, low defaults and overall solid demand. All told, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 rose 4.65% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing, US dollar-denominated-below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

Emerging Markets Bond Index Global (EMBI Global),6 declined 0.20%. This weaker performance was triggered by decelerating emerging market growth, higher US interest rates and periods of weak demand.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2014. The views expressed in the Advisor's and Sub-Advisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Money Market Investments only) and Sub-Advisors. Sub-Advisors' comments on Portfolios that have more than one Sub-Advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 17, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and Sub-Advisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

PACE Money Market Investments

Performance

For the six months ended January 31, 2014, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee. (The Portfolio declined 0.99% after the deduction of the maximum PACE program fee, for the same six-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's Comments

In December 2013, the Federal Reserve Board (the "Fed") announced that it would begin tapering its asset purchase program in January 2014. However, the Fed continued to hold the federal funds rate at a historically low range between 0% and 0.25%, which continued to depress yields on a wide range of short-term investments. (The federal funds rate, or "fed funds" rate is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Portfolio invests remained extremely low. In turn, this kept the Portfolio's yield low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity (WAM)—which is the average duration of securities in the Portfolio—throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 29 days. This was decreased to 24 days at the end of the reporting period.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the six-month period. We increased the Portfolio's exposure to repurchase agreements, commercial paper and, to a lesser extent, short-term corporate obligations. Conversely, we reduced our allocations to certificates of deposit and US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust – PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Select Advisors Trust

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.01%	0.02%	1.49%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(0.99)%	(1.97)%	(1.96)%	(0.52)%
Lipper Money Market Funds median	0.01%	0.01%	0.03%	1.45%

For PACE Money Market Investments, average annual total returns for periods ended December 31, 2013, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (1.95)%; 10-year period, (0.52)%.

For PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2014 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.77)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.77)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Net assets (mm)	$267.4
Number of holdings	62
Weighted average maturity	24 days
Portfolio composition[1]	01/31/14
Commercial paper	56.9%
Repurchase agreements	21.0
Certificates of deposit	11.6
US government and agency obligations	10.0
Short-term corporate obligation	0.7
Other assets less liabilities	(0.2)
Total	100.0%
Top 10 holdings[1]	01/31/14
Repurchase agreement with Barclays Capital, Inc., 0.020% due 02/03/14	11.2%
Repurchase agreement with Deutsche Bank Securities, Inc., 0.020% due 02/03/14	9.7
Federal National Mortgage Association, 0.050% due 02/12/14	8.3
Liberty Street Funding LLC, 0.160% due 02/06/14	3.0
Bedford Row Funding Corp., 0.110% due 03/24/14	2.4
Sumitomo Mitsui Banking Corp., 0.210% due 03/10/14	1.9
Norinchukin Bank, 0.150% due 02/14/14	1.9
Mizuho Corporate Bank Ltd., 0.200% due 04/03/14	1.9
Branch Banking & Trust Co., 0.160% due 04/14/14	1.9
Erste Finance LLC, 0.160% due 02/03/14	1.9
Total	44.1%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
US government and agency obligations—10.02%
Federal Home Loan Bank 0.125%, due 03/27/14	$1,500,000	$1,499,896
Federal National Mortgage Association 0.050%, due 02/12/14*,1	22,250,000	22,249,660
US Treasury Note 2.625%, due 07/31/14	3,000,000	3,036,662
Total US government and agency obligations (cost—$26,786,218)		26,786,218
Certificates of deposit—11.59%
Banking-non-US—8.60%
Credit Industriel et Commercial 0.200%, due 03/04/14	3,000,000	3,000,000
Mizuho Corporate Bank Ltd. 0.200%, due 04/03/14	5,000,000	5,000,000
Natixis 0.225%, due 02/26/14[2]	2,000,000	2,000,000
Norinchukin Bank 0.150%, due 02/14/14	5,000,000	5,000,000
Oversea-Chinese Banking Corp., Ltd. 0.195%, due 04/15/14	1,000,000	1,000,000
Societe Generale 0.279%, due 02/28/14[2]	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 0.210%, due 03/10/14	5,000,000	5,000,000
		23,000,000
Banking-US—2.99%
Bank of America N.A. 0.160%, due 02/13/14	3,000,000	3,000,000
Branch Banking & Trust Co. 0.160%, due 04/14/14	5,000,000	5,000,000
		8,000,000
Total certificates of deposit (cost—$31,000,000)		31,000,000
Commercial paper[1]—56.89%
Asset backed-auto & truck—0.75%
FCAR Owner Trust II 0.160%, due 02/04/14	2,000,000	1,999,973
Asset backed-miscellaneous—22.06%
Atlantic Asset Securitization LLC 0.130%, due 02/20/14	3,000,000	2,999,794
0.150%, due 02/20/14	5,000,000	4,999,604
Cancara Asset Securitisation LLC 0.190%, due 02/11/14	2,000,000	1,999,895
0.160%, due 04/03/14	3,000,000	2,999,187
0.170%, due 04/23/14	1,000,000	999,618
Chariot Funding LLC 0.230%, due 04/29/14	5,000,000	4,997,221
Ciesco LLC[3,4] 0.230%, due 02/03/14	2,000,000	2,000,000
	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Gotham Funding Corp. 0.160%, due 02/03/14	$3,000,000	$2,999,973
0.140%, due 02/07/14	2,000,000	1,999,953
Liberty Street Funding LLC 0.160%, due 02/06/14	8,000,000	7,999,822
Old Line Funding LLC 0.200%, due 03/17/14	3,000,000	2,999,267
0.230%, due 04/15/14	2,000,000	1,999,067
Regency Markets No. 1 LLC 0.140%, due 02/14/14	3,000,000	2,999,848
0.140%, due 02/19/14	2,000,000	1,999,860
Sheffield Receivables Corp. 0.170%, due 03/04/14	3,000,000	2,999,561
0.180%, due 03/11/14	4,000,000	3,999,240
Victory Receivables Corp. 0.130%, due 02/11/14	5,000,000	4,999,820
0.140%, due 02/11/14	3,000,000	2,999,883
		58,991,613
Banking-non-US—11.59%
Caisse Centrale Desjardins 0.195%, due 02/14/14	5,000,000	4,999,648
DBS Bank Ltd. 0.240%, due 04/01/14	5,000,000	4,998,033
0.240%, due 04/23/14	3,000,000	2,998,380
Mitsubishi UFJ Trust & Banking Corp. 0.160%, due 02/03/14	5,000,000	4,999,956
Mizuho Funding LLC 0.200%, due 02/05/14	3,000,000	2,999,933
Oversea-Chinese Banking Corp., Ltd. 0.170%, due 03/04/14	4,000,000	3,999,414
0.180%, due 04/03/14	3,000,000	2,999,085
Sumitomo Mitsui Banking Corp. 0.155%, due 02/21/14	3,000,000	2,999,742
		30,994,191
Banking-US—11.59%
Bedford Row Funding Corp. 0.110%, due 03/24/14	6,500,000	6,498,987
BNP Paribas Finance, Inc. 0.100%, due 02/03/14	3,000,000	2,999,983
0.160%, due 03/03/14	1,000,000	999,867
0.230%, due 03/03/14	3,000,000	2,999,425
Erste Finance LLC 0.160%, due 02/03/14	5,000,000	4,999,956
ING (US) Funding LLC 0.190%, due 03/10/14	5,000,000	4,999,024
Northern Pines Funding LLC 0.210%, due 02/28/14	4,000,000	3,999,370
0.250%, due 03/06/14	1,500,000	1,499,656
0.210%, due 03/28/14	2,000,000	1,999,358
		30,995,626

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Commercial paper[1]—(concluded)
Energy-integrated—2.99%
CNPC Finance HK Ltd. 0.300%, due 02/10/14	$4,000,000	$3,999,700
0.310%, due 02/12/14	2,000,000	1,999,811
0.320%, due 02/20/14	2,000,000	1,999,662
		7,999,173
Finance-captive automotive—2.24%
Toyota Motor Credit Corp. 0.198%, due 02/18/14[2]	2,000,000	2,000,000
0.210%, due 02/26/14	3,000,000	2,999,562
0.200%, due 04/16/14	1,000,000	999,589
		5,999,151
Insurance-life—2.31%
MetLife Short Term Funding LLC 0.090%, due 02/04/14	4,000,000	3,999,970
0.130%, due 03/25/14	2,168,000	2,167,593
		6,167,563
Pharmaceuticals—1.87%
Sanofi-Aventis 0.070%, due 02/06/14	5,000,000	4,999,951
Retail-discount—1.49%
Wal-Mart Stores, Inc. 0.040%, due 02/11/14	4,000,000	3,999,956
Total commercial paper (cost—$152,147,197)		152,147,197
Short-term corporate obligation—0.75%
Banking-non-US—0.75%
Barclays Bank PLC 0.350%, due 02/03/14[2,5] (cost—$2,000,000)	2,000,000	2,000,000
Repurchase agreements—20.99%
Repurchase agreement dated 01/31/14 with Barclays Capital, Inc., 0.020% due 02/03/14, collateralized by $30,715,200 US Treasury Note, 2.125% due 01/31/21; (value—$30,600,018); proceeds: $30,000,050	30,000,000	30,000,000
	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/31/14 with Deutsche Bank Securities, Inc., 0.020% due 02/03/14, collateralized by $1,718,000 Federal Farm Credit Bank obligations, 1.700% due 11/05/18, $680,000 Federal Home Loan Bank obligations, 0.180% due 08/05/14, $6,137,000 Federal Home Loan Mortgage Corp. obligations, 1.000% to 1.750% due 08/27/14 to 05/30/19 and $17,700,000 Federal National Mortgage Association obligations, zero coupon to 4.424% due 06/01/17 to 04/01/26; (value—$26,520,752); proceeds: $26,000,043	$26,000,000	$26,000,000
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $153,007 Federal National Mortgage Association obligations, 2.120% due 11/07/22 and $2,117 US Treasury Bond 5.500% due 08/15/28; (value—$144,966); proceeds: $142,000	142,000	142,000
Total repurchase agreements (cost—$56,142,000)		56,142,000
Total investments (cost—$268,075,415 which approximates cost for federal income tax purposes)—100.24%		268,075,415
Liabilities in excess of other assets—(0.24)%		(650,834)
Net assets (applicable to 267,424,580 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$267,424,581

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—January 31, 2014 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$26,786,218	$—	$26,786,218
Certificates of deposit	—	31,000,000	—	31,000,000
Commercial paper	—	152,147,197	—	152,147,197
Short-term corporate obligation	—	2,000,000	—	2,000,000
Repurchase agreements	—	56,142,000	—	56,142,000

At January 31, 2014, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	72.0%
Japan	11.9
Singapore	6.0
France	4.5
China	3.0
Canada	1.9
United Kingdom	0.7
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2014 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Rate represents stated coupon rate.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.75% of net assets as of January 31, 2014, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Illiquid investment as of January 31, 2014.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 2.18% before the deduction of the maximum PACE Select program fee. (Class P shares returned 1.16% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 2.27%, and the Lipper US Mortgage Funds category posted a median return of 1.94%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 13. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments2

(Please note that while the Sub-Advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote one, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the reporting period. A tactical US duration positioning was negative for performance, as interest rates rose on the short and intermediate portion of the yield curve during the reporting period. (Duration measures a portfolio's sensitivity to interest rate changes.) A yield curve steepening bias also detracted from performance during the six months, as front-end rates underperformed long-end rates (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates).

1  Effective on or about March 31, 2014, after the reporting period had ended, PACE Government Securities Income Investments' name will change to PACE Mortgage-Backed Securities Fixed Income Investments.

2  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Government Securities Fixed Income Investments1

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Sub-Advisor's comments – concluded

Tactical positioning within agency mortgage-backed securities ("MBS") benefited performance. An overall underweight to conventional (Fannie Mae and Freddie Mac) agency MBS detracted from relative performance, as these coupons outperformed like-duration Treasuries. However, an overweight to Ginnie Mae agency MBS contributed to performance as these securities outperformed the broader agency MBS market due to increased demand. A tactical allocation to agency collateralized mortgage obligations ("CMOs") also contributed to performance.

Exposure to senior non-agency MBS contributed to results as these securities benefited from both limited supply and continued improvement in the housing market. A modest allocation to commercial mortgage-backed securities ("CMBS") detracted from returns, as selected securities held in the Portfolio underperformed.

The Portfolio used mortgage pool options during the reporting period, primarily to manage interest rate and volatility risk within the MBS sector. The use of these instruments was positive for performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	2.13%	(0.12)%	4.64%	4.30%
Class C2	1.86%	(0.63)%	4.11%	3.77%
Class Y3	2.26%	0.13%	4.90%	4.59%
Class P4	2.18%	0.13%	4.90%	4.55%
After deducting maximum sales charge or PACE Select program fee
Class A1	(2.44)%	(4.58)%	3.68%	3.82%
Class C2	1.11%	(1.36)%	4.11%	3.77%
Class P4	1.16%	(1.85)%	2.82%	2.48%
Barclays US Mortgage-Backed Securities Index[5]	2.27%	0.63%	3.98%	4.71%
Lipper US Mortgage Funds median	1.94%	0.00%	4.83%	4.09%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (6.51)%; 5-year period, 3.50%; 10-year period, 3.72%; Class C—1-year period, (3.23)%; 5-year period, 3.95%; 10-year period, 3.67%; Class Y—1-year period, (1.85)%; 5-year period, 4.72%; 10-year period, 4.48%; Class P—1-year period, (3.71)%; 5-year period, 2.65%; 10-year period, 2.39%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.05% and 0.97%; Class C—1.56% and 1.47%; Class Y—0.85% and 0.72%; and Class P—0.86% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2014 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the Portfolio's investment sub-advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Weighted average duration	4.2 yrs.
Weighted average maturity	6.0 yrs.
Average coupon	2.42%
Average quality[1]	AA+
Net assets (mm)	$559.6
Number of holdings	514
Portfolio composition[2]	01/31/14
Bonds	130.3%
Repurchase agreements	21.5
Investments sold short	(27.2)
Written options	0.0[3]
Cash equivalents and other assets less liabilities	(24.6)
Total	100.0%
Asset allocation[2]	01/31/14
US government agency mortgage pass-through certificates	107.9%
Repurchase agreements	21.5
Collateralized mortgage obligations	14.5
US government obligations	4.0
Asset-backed securities	2.0
Stripped mortgage-backed securities	1.9
Investments sold short	(27.2)
Written options	0.0[3]
Cash equivalents and other assets less liabilities	(24.6)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

3  Amount is less than 0.05%.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
US government obligations—4.03%
US Treasury Notes 0.625%, due 12/15/16	$1,100,000	$1,099,312
1.500%, due 12/31/18	5,000,000	5,003,125
1.750%, due 10/31/20	5,500,000	5,383,983
2.000%, due 11/30/20	5,200,000	5,165,061
2.375%, due 12/31/20	4,700,000	4,777,475
2.750%, due 11/15/23	1,100,000	1,107,907
Total US government obligations (cost—$22,311,251)		22,536,863
Government national mortgage association certificates—27.61%
GNMA 4.000%, due 06/15/39	611,823	649,352
4.000%, due 10/15/40	3,652,312	3,876,339
4.000%, due 01/15/41	3,471,511	3,684,448
4.000%, due 04/15/41	849,391	902,438
4.000%, due 10/15/41	748,138	794,027
4.000%, due 12/15/41	2,862,031	3,042,766
4.000%, due 08/15/42	180,402	191,467
4.500%, due 06/15/39	532,562	578,347
4.500%, due 09/15/39	1,856,310	2,030,155
4.500%, due 11/15/39	431,486	468,770
4.500%, due 01/15/40	500,225	543,418
4.500%, due 05/15/40	225,795	245,271
4.500%, due 06/15/40	932,794	1,017,154
5.000%, due 12/15/34	402,945	446,077
5.000%, due 04/15/38	260,739	286,336
5.000%, due 05/15/38	19,339	21,242
5.000%, due 08/15/39	778,702	855,009
5.000%, due 09/15/39	1,063,404	1,167,442
5.000%, due 10/15/39	12,324	13,530
5.000%, due 12/15/39	31,305	34,494
5.000%, due 02/15/40	402,111	441,602
5.000%, due 05/15/40	832,273	919,862
5.000%, due 06/15/40	1,172,191	1,291,433
5.000%, due 09/15/40	15,030	16,517
5.000%, due 05/15/41	253,769	280,629
5.500%, due 08/15/35	70,343	78,287
5.500%, due 02/15/38	9,528	10,544
5.500%, due 04/15/38	894,444	988,731
5.500%, due 05/15/38	866,548	958,565
5.500%, due 06/15/38	783,832	865,986
5.500%, due 10/15/38	2,433,932	2,694,471
5.500%, due 11/15/38	118,360	131,037
5.500%, due 12/15/38	26,184	28,977
5.500%, due 03/15/39	341,907	381,507
5.500%, due 05/15/39	233,146	257,956
5.500%, due 09/15/39	1,131,256	1,251,636
5.500%, due 01/15/40	12,425	13,739
5.500%, due 03/15/40	1,479,962	1,636,610
5.500%, due 05/15/40	74,217	82,056
6.500%, due 02/15/29	1,545	1,736
6.500%, due 11/15/34	4,964	5,582
6.500%, due 01/15/36	12,795	14,396
6.500%, due 03/15/36	1,996	2,245
	Face amount	Value
Government national mortgage association certificates—(continued)
6.500%, due 09/15/36	$450,557	$518,520
6.500%, due 02/15/37	25,682	28,883
6.500%, due 04/15/37	14,501	16,297
6.500%, due 01/15/38	12,451	13,983
6.500%, due 06/15/38	42,965	48,295
6.500%, due 07/15/38	46,598	55,237
6.500%, due 10/15/38	90,330	101,590
6.500%, due 11/15/38	15,365	17,688
7.500%, due 08/15/21	4,248	4,614
8.000%, due 02/15/23	725	810
8.250%, due 04/15/19	185,848	205,349
10.500%, due 02/15/19	20,604	20,723
10.500%, due 06/15/19	25,565	25,713
10.500%, due 07/15/19	33,206	33,399
10.500%, due 07/15/20	2,644	2,659
10.500%, due 08/15/20	24,008	24,841
10.500%, due 09/15/20	2,700	2,716
11.500%, due 05/15/19	2,317	2,373
GNMA II 3.500%, due 01/20/44[1]	16,000,000	16,507,310
4.500%, due 08/20/40	265,748	289,629
5.000%, due 12/20/33	623,587	687,739
5.000%, due 01/20/34	343,344	378,812
5.000%, due 02/20/38	550,252	603,009
5.000%, due 04/20/38	613,071	672,066
5.000%, due 08/20/41	79,117	86,820
5.000%, due 12/20/42	112,322	123,100
5.000%, due 08/20/43	11,887,775	13,040,711
9.000%, due 04/20/25	14,457	16,697
9.000%, due 12/20/26	3,798	4,082
9.000%, due 01/20/27	11,572	12,000
9.000%, due 09/20/30	1,223	1,243
9.000%, due 10/20/30	4,013	4,229
9.000%, due 11/20/30	5,456	5,591
GNMA II ARM 1.625%, due 07/20/17	2,639	2,745
1.625%, due 09/20/21	105,095	109,399
1.625%, due 06/20/22	92,507	95,546
1.625%, due 01/20/23	70,900	73,854
1.625%, due 03/20/23	34,299	35,729
1.625%, due 01/20/24	87,258	90,897
1.625%, due 04/20/24	125,282	129,953
1.625%, due 02/20/25	21,352	22,244
1.625%, due 08/20/25	25,190	26,226
1.625%, due 09/20/25	32,245	33,571
1.625%, due 03/20/26	18,012	18,765
1.625%, due 04/20/26	178,732	185,406
1.625%, due 06/20/26	74,180	76,951
1.625%, due 08/20/26	36,839	38,355
1.625%, due 01/20/27	138,603	143,460
1.625%, due 04/20/27	40,661	42,181
1.625%, due 07/20/27	13,510	14,056
1.625%, due 01/20/28	15,571	16,223
1.625%, due 02/20/28	11,827	12,322
1.625%, due 04/20/30	13,800	14,316

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Government national mortgage association certificates—(concluded)
1.625%, due 05/20/30	$161,768	$167,819
1.625%, due 07/20/30	80,445	83,760
2.000%, due 01/20/25	8,861	9,199
2.000%, due 05/20/25	9,324	9,781
2.000%, due 09/20/26	5,511	5,739
2.000%, due 01/20/27	8,359	8,704
2.000%, due 02/20/27	12,948	13,482
2.000%, due 04/20/27	4,653	4,882
2.000%, due 08/20/27	37,067	38,602
2.000%, due 04/20/30	15,933	16,715
2.000%, due 05/20/30	466,594	489,506
2.000%, due 07/20/30	25,341	26,392
2.000%, due 08/20/30	120,198	125,180
2.500%, due 04/20/18	3,068	3,211
2.500%, due 11/20/21	21,672	22,377
2.500%, due 03/20/25	31,281	32,677
2.500%, due 07/20/30	56,656	59,178
2.500%, due 08/20/30	4,499	4,699
2.500%, due 10/20/30	23,581	24,607
3.000%, due 04/20/18	3,930	4,081
3.000%, due 05/20/25	68,895	72,586
3.000%, due 06/20/25	22,201	23,065
3.500%, due 03/20/25	14,007	14,681
4.000%, due 01/20/18	68,087	71,598
4.000%, due 05/20/18	4,175	4,379
4.000%, due 06/20/19	28,964	30,392
GNMA TBA 3.500%	14,000,000	14,400,313
4.000%	3,000,000	3,179,648
4.500%	8,000,000	8,678,750
5.000%	1,000,000	1,097,031
6.000%	2,000,000	2,222,031
6.500%	500,000	561,680
GNMA II TBA 2.500%	1,000,000	946,953
3.000%	19,000,000	18,830,782
4.000%	18,000,000	19,033,516
4.500%	15,000,000	16,279,689
Total government national mortgage association certificates (cost—$152,437,431)		154,538,798
Federal home loan mortgage corporation certificates*—15.88%
FHLMC 3.000%, due 04/01/43	960,169	924,322
3.500%, due 09/01/32	1,016,724	1,053,795
4.000%, due 01/01/37	981,716	1,030,175
4.000%, due 07/01/43	385,625	399,929
4.500%, due 04/01/41	2,749,997	2,945,626
4.500%, due 05/01/41	519,815	557,040
5.000%, due 11/01/27	10,976	11,918
5.000%, due 10/01/29	588,312	646,869
5.000%, due 09/01/33	516,599	571,176
	Face amount	Value
Federal home loan mortgage corporation certificates*—(continued)
5.000%, due 01/01/34	$94,915	$103,642
5.000%, due 06/01/34	31,262	34,143
5.000%, due 04/01/35	61,987	68,503
5.000%, due 05/01/35	373,958	407,605
5.000%, due 07/01/35	2,248,171	2,453,286
5.000%, due 08/01/35	107,387	116,987
5.000%, due 10/01/35	87,385	95,193
5.000%, due 12/01/35	24,658	26,836
5.000%, due 06/01/37	152,793	165,894
5.000%, due 06/01/39	173,453	188,466
5.000%, due 08/01/39	77,200	83,872
5.000%, due 03/01/40	19,304	21,049
5.000%, due 07/01/40	336,786	366,247
5.000%, due 08/01/40	162,196	176,640
5.000%, due 09/01/40	120,171	131,010
5.000%, due 11/01/40	646,517	705,134
5.000%, due 02/01/41	1,230,111	1,340,875
5.000%, due 03/01/41	90,505	98,698
5.000%, due 04/01/41	2,712,515	2,958,280
5.000%, due 05/01/41	613,414	668,983
5.000%, due 06/01/41	155,970	170,162
5.000%, due 07/01/41	117,096	127,534
5.500%, due 06/01/28	4,467	4,908
5.500%, due 02/01/32	4,899	5,404
5.500%, due 12/01/32	6,675	7,371
5.500%, due 02/01/33	149,946	164,216
5.500%, due 05/01/33	4,091	4,519
5.500%, due 06/01/33	383,926	420,545
5.500%, due 12/01/33	159,986	176,639
5.500%, due 12/01/34	132,694	145,970
5.500%, due 06/01/35	2,385,996	2,625,235
5.500%, due 07/01/35	16,126	17,654
5.500%, due 10/01/35	663,301	725,551
5.500%, due 12/01/35	325,483	357,100
5.500%, due 06/01/36	1,363,609	1,497,576
5.500%, due 12/01/36	2,560,803	2,800,790
5.500%, due 03/01/37	292,613	321,315
5.500%, due 07/01/37	158,480	168,361
5.500%, due 10/01/37	16,568	18,111
5.500%, due 04/01/38	479,205	524,719
5.500%, due 05/01/38	68,242	74,601
5.500%, due 12/01/38	11,887	13,058
5.500%, due 01/01/39	202,081	220,977
5.500%, due 09/01/39	593,364	656,917
5.500%, due 02/01/40	31,060	33,954
5.500%, due 03/01/40	20,591	22,509
5.500%, due 05/01/40	414,634	453,429
5.500%, due 02/01/41	125,802	139,869
5.500%, due 03/01/41	441,811	483,020
6.000%, due 11/01/37	4,209,844	4,642,980
7.000%, due 08/01/25	580	665
9.000%, due 04/01/25	33,165	33,605
11.000%, due 09/01/15	266	271
11.000%, due 10/01/15	81	82
11.000%, due 12/01/15	1,255	1,322

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
11.000%, due 06/01/19	$299	$301
11.000%, due 09/01/20	382	388
11.500%, due 01/01/16	1,125	1,144
11.500%, due 01/01/18	3,658	3,676
11.500%, due 06/01/19	14,371	14,716
FHLMC ARM 2.256%, due 11/01/27	94,536	101,238
2.262%, due 01/01/28	20,725	21,934
2.314%, due 04/01/29	149,332	159,124
2.339%, due 07/01/24	184,476	187,415
2.351%, due 10/01/23	78,422	83,931
2.400%, due 11/01/29	395,694	424,263
2.407%, due 06/01/28	297,341	318,416
2.407%, due 07/01/28	127,501	136,444
2.439%, due 12/01/29	80,269	86,082
2.566%, due 01/01/29	204,570	219,856
2.568%, due 10/01/27	282,767	303,148
2.576%, due 11/01/25	227,118	243,601
2.586%, due 10/01/27	247,845	266,258
2.750%, due 01/01/30	32,802	33,110
2.965%, due 10/01/29	1,540	1,583
FHLMC TBA 3.000%	12,000,000	11,640,000
4.000%	17,000,000	17,759,688
4.500%	17,000,000	18,195,313
5.000%	3,000,000	3,262,500
Total federal home loan mortgage corporation certificates (cost—$87,323,751)		88,877,261
Federal housing administration certificates—0.13%
FHA GMAC 7.400%, due 02/01/21[2]	259,101	259,020
FHA Reilly 6.896%, due 07/01/20	451,700	451,700
Total federal housing administration certificates (cost—$711,132)		710,720
Federal national mortgage association certificates*—64.28%
FNMA 2.355%, due 03/01/23	4,863,173	4,661,808
2.500%, due 10/01/27	171,732	172,870
2.500%, due 01/01/28	98,353	98,762
2.500%, due 02/01/28	1,581,793	1,588,361
2.500%, due 04/01/28	321,567	322,901
2.500%, due 06/01/28	919,928	923,813
2.500%, due 07/01/28	5,839,529	5,863,730
2.500%, due 08/01/28	2,809,377	2,821,121
2.500%, due 09/01/28	4,916,610	4,936,985
2.500%, due 10/01/28	768,287	771,473
2.500%, due 12/01/42	83,009	77,211
2.500%, due 02/01/43	187,171	174,099
	Face amount	Value
Federal national mortgage association certificates*—(continued)
2.500%, due 03/01/43	$153,929	$143,172
2.564%, due 02/01/23	1,677,293	1,627,759
2.763%, due 06/01/23	4,140,198	4,053,064
3.000%, due 10/01/42	1,000,001	973,287
3.000%, due 12/01/42	989,155	952,281
3.000%, due 04/01/43	1,000,000	973,287
3.000%, due 06/01/43	5,000,004	4,866,435
3.000%, due 07/01/43	14,907,855	14,447,266
3.000%, due 08/01/43	10,000,006	9,732,870
3.000%, due 09/01/43	6,994,692	6,808,085
3.000%, due 10/01/43	1,000,000	973,287
3.330%, due 07/01/22	3,886,000	4,037,160
3.500%, due 11/01/25	1,323,369	1,397,701
3.500%, due 03/01/42	913,537	928,118
3.500%, due 12/01/42	3,643,701	3,702,444
3.500%, due 03/01/43	1,920,549	1,951,437
3.500%, due 05/01/43	6,877,324	6,994,098
3.510%, due 08/01/23	12,346,258	12,545,548
3.600%, due 08/01/23	817,000	844,719
3.765%, due 12/01/25	3,000,000	3,118,365
4.000%, due 03/01/19[1]	72,499	77,396
4.000%, due 06/01/19[1]	71,111	75,917
4.000%, due 07/01/25[1]	63,086	67,362
4.000%, due 08/01/25[1]	145,264	155,026
4.000%, due 09/01/25[1]	151,424	161,690
4.000%, due 10/01/25[1]	38,147	40,839
4.000%, due 11/01/25[1]	417,902	446,334
4.000%, due 01/01/26[1]	696,047	743,954
4.000%, due 02/01/26[1]	3,010,531	3,211,666
4.000%, due 03/01/26[1]	2,392,273	2,554,159
4.000%, due 04/01/26[1]	5,330,995	5,685,311
4.000%, due 05/01/39[1]	278,772	292,542
4.000%, due 09/01/39[1]	662,406	695,377
4.000%, due 11/01/40[1]	730,024	764,428
4.000%, due 03/01/41[1]	1,571,746	1,646,637
4.000%, due 12/01/41[1]	1,905,353	2,001,187
4.000%, due 07/01/42[1]	10,465,488	11,002,177
4.000%, due 09/01/42[1]	11,640,977	12,224,735
4.000%, due 10/01/42[1]	8,524,813	8,953,586
4.000%, due 07/01/43[1]	310,451	322,387
4.000%, due 08/01/43[1]	2,274,848	2,362,101
4.500%, due 03/01/23	20,041	21,650
4.500%, due 04/01/39	9,793,294	10,544,217
4.500%, due 09/01/39	118,818	127,843
4.500%, due 08/01/41[1]	1,869,636	2,029,692
5.000%, due 03/01/23	11,717	12,701
5.000%, due 05/01/23	244,063	264,661
5.000%, due 09/01/23	973,336	1,063,332
5.000%, due 07/01/24	1,396,469	1,524,813
5.000%, due 03/01/25	60,424	65,969
5.000%, due 10/01/34	143,222	156,544
5.000%, due 08/01/41	57,622	62,941
5.000%, due 10/01/41	313,895	344,655
5.500%, due 06/01/17	2,909	2,966

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Federal national mortgage association certificates*—(continued)
5.500%, due 07/01/27	$380,359	$419,860
5.500%, due 02/01/32	20,305	22,345
5.500%, due 11/01/32	214,485	236,543
5.500%, due 03/01/33	168,796	187,239
5.500%, due 12/01/33	2,636	2,899
5.500%, due 04/01/34	160,843	177,826
5.500%, due 01/01/35	141,681	155,781
5.500%, due 04/01/36	96,200	106,069
5.500%, due 05/01/37	723,388	802,397
5.500%, due 07/01/37	364,915	404,952
5.500%, due 06/01/39	3,474,573	3,855,119
5.500%, due 11/01/39	1,286,542	1,428,286
6.000%, due 11/01/21	141,464	152,077
6.000%, due 01/01/23	296,524	320,425
6.000%, due 03/01/23	659,340	710,432
6.000%, due 11/01/26	74,005	82,126
6.000%, due 02/01/32	89,358	98,890
6.000%, due 04/01/32	10,346	11,444
6.000%, due 09/01/32	11,757	12,998
6.000%, due 10/01/32	34,570	38,937
6.000%, due 12/01/32	39,837	44,551
6.000%, due 01/01/33	162,381	179,859
6.000%, due 02/01/33	69,304	77,397
6.000%, due 09/01/34	439,526	490,592
6.000%, due 04/01/35	1,133	1,255
6.000%, due 05/01/35	201,827	224,191
6.000%, due 06/01/35	45,586	51,063
6.000%, due 07/01/35	101,901	112,857
6.000%, due 08/01/35	183,541	203,192
6.000%, due 09/01/35	3,425	3,830
6.000%, due 01/01/36	106,187	118,178
6.000%, due 06/01/36	4,771	5,289
6.000%, due 09/01/36	140,694	156,354
6.000%, due 10/01/36	100,521	111,260
6.000%, due 11/01/36	1,249	1,381
6.000%, due 12/01/36	544,674	605,103
6.000%, due 01/01/37	37,215	41,298
6.000%, due 03/01/37	102,594	113,974
6.000%, due 10/01/37	399,530	442,765
6.000%, due 12/01/37	322,358	356,446
6.000%, due 01/01/38[1]	1,231,646	1,362,624
6.000%, due 05/01/38	93,038	102,967
6.000%, due 08/01/38	137,431	151,898
6.000%, due 09/01/38	18,413	20,351
6.000%, due 10/01/38	722,803	799,542
6.000%, due 11/01/38[1]	2,128,694	2,358,723
6.000%, due 01/01/39	837,789	929,855
6.000%, due 04/01/39	1,594,981	1,765,824
6.000%, due 05/01/39	161,909	179,706
6.000%, due 04/01/40	559,301	618,634
6.000%, due 11/01/40	1,830,266	2,034,096
6.000%, due 05/01/41	1,651,017	1,827,745
6.500%, due 07/01/19	21,158	23,611
6.500%, due 10/01/36	691,836	771,806
6.500%, due 02/01/37	11,593	12,925
	Face amount	Value
Federal national mortgage association certificates*—(concluded)
6.500%, due 07/01/37	$99,867	$111,275
6.500%, due 08/01/37	298,743	332,869
6.500%, due 09/01/37	369,402	413,924
6.500%, due 12/01/37	520,717	580,200
6.500%, due 08/01/38	6,732	7,501
6.500%, due 05/01/40	3,799,754	4,312,836
7.500%, due 11/01/26	22,818	23,200
8.000%, due 11/01/26	32,031	35,525
9.000%, due 02/01/26	22,173	25,188
10.500%, due 08/01/20	480	486
10.500%, due 04/01/22	53	54
11.000%, due 10/01/15	108	108
FNMA ARM 1.344%, due 03/01/44	432,894	449,875
1.625%, due 09/01/15	9,176	9,272
1.645%, due 10/01/26	437,286	451,711
1.645%, due 07/01/30	23,222	23,852
2.177%, due 05/01/30	53,155	56,190
2.220%, due 09/01/26	24,874	26,096
2.240%, due 02/01/26	42,181	44,548
2.378%, due 02/01/30	6,470	6,486
2.416%, due 03/01/25	141,000	150,196
2.648%, due 12/01/27	33,511	35,756
FNMA TBA 2.000%	3,000,000	2,931,094
2.500%[1]	10,000,000	9,657,030
2.500%	2,000,000	1,858,125
3.000%	8,500,000	8,772,265
3.500%[1]	44,500,000	45,497,420
4.000%[1]	44,000,000	45,583,750
4.500%[1]	16,500,000	17,601,387
5.000%[1]	17,170,000	18,686,879
6.000%[1]	3,000,000	3,323,555
Total federal national mortgage association certificates (cost—$356,445,295)		359,726,752
Collateralized mortgage obligations—14.48%
ARM Trust, Series 2005-8, Class 3A21 2.726%, due 11/25/35[3]	1,778,457	1,519,130
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[4]	1,637,333	1,723,686
Series 2004-AC3, Class A2 6.000%, due 06/25/34[4]	1,830,272	1,973,471
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 0.438%, due 01/25/35[3,5]	180,843	160,937
CSMC Trust, Series 2013-5R, Class 1A1 0.402%, due 02/27/36[3,5]	868,087	819,706

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	$42,176	$47,524
Series 0159, Class H 4.500%, due 09/15/21	11,260	11,983
Series 1003, Class H 0.910%, due 10/15/20[3]	35,707	35,941
Series 1349, Class PS 7.500%, due 08/15/22	2,225	2,535
Series 1502, Class PX 7.000%, due 04/15/23	289,115	322,915
Series 1534, Class Z 5.000%, due 06/15/23	133,809	145,368
Series 1573, Class PZ 7.000%, due 09/15/23	44,188	49,983
Series 1658, Class GZ 7.000%, due 01/15/24	21,700	24,832
Series 1694, Class Z 6.500%, due 03/15/24	177,035	200,215
Series 1775, Class Z 8.500%, due 03/15/25	5,458	6,431
Series 2400, Class FQ 0.660%, due 01/15/32[3]	393,490	395,290
Series 2411, Class FJ 0.510%, due 12/15/29[3]	37,311	37,366
Series 3096, Class FL 0.560%, due 01/15/36[3]	353,851	354,114
Series 3114, Class PF 0.560%, due 02/15/36[3]	1,752,443	1,753,617
Series 3153, Class UF 0.590%, due 05/15/36[3]	359,714	360,375
Series 3339, Class LI 6.320%, due 07/15/37[3,6,7]	2,894,508	394,601
Series 3442, Class MT 0.160%, due 07/15/34[3,7]	252,535	233,215
Series 3667, Class FW 0.710%, due 02/15/38[3]	439,259	440,889
Series 3671, Class FQ 1.010%, due 12/15/36[3]	3,404,101	3,433,383
Series 4037, Class PI 3.000%, due 04/15/27[5,6]	7,699,009	983,337
Series 4182, Class YI 2.500%, due 03/15/28[6,7]	10,164,342	1,087,052
Series 4238, Class FT 0.510%, due 08/15/43[3]	1,604,786	1,599,121
Series 4255, Class SN 11.813%, due 05/15/35[3,7]	1,235,093	1,324,157
Series 4265, Class ES 13.215%, due 11/15/43[3,7]	4,793,844	5,323,336
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	47,039	49,971
Trust 1988-007, Class Z 9.250%, due 04/25/18	93,654	103,231
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 1992-129, Class L 6.000%, due 07/25/22	$6,119	$6,716
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	1,627	1,845
Trust 1993-037, Class PX 7.000%, due 03/25/23	231,112	261,194
Trust 1993-250, Class Z 7.000%, due 12/25/23	4,802	4,949
Trust 1997-022, Class F 0.631%, due 03/25/27[3]	253,774	249,464
Trust 2002-060, Class F1 0.558%, due 06/25/32[3]	167,261	166,428
Trust 2006-112, Class LF 0.708%, due 11/25/36[3]	4,862,818	4,870,934
Trust 2007-067, Class FB 0.478%, due 07/25/37[3]	1,878,083	1,874,109
Trust 2009-033, Class FB 0.978%, due 03/25/37[3]	2,453,009	2,490,471
Trust 2010-035, Class EF 0.708%, due 04/25/40[3]	709,723	712,703
Trust 2010-141, Class FA 0.658%, due 12/25/40[3]	1,335,436	1,326,676
Trust 2012-090, Class FB 0.598%, due 08/25/42[3]	631,691	628,163
Trust 2012-111, Class HS 3.535%, due 10/25/42[3,7]	291,542	230,434
Trust 2012-128, Class FK 0.508%, due 11/25/42[3]	966,954	974,836
Trust 2012-151, Class SB 5.745%, due 01/25/43[3,7]	1,631,810	1,325,605
Trust 2013-010, Class US 7.599%, due 02/25/43[3,7]	709,930	681,167
Trust 2013-014, Class MI 3.500%, due 07/25/42[5,6]	1,595,866	245,594
Trust 2013-028, Class YS 5.992%, due 07/25/42[3,6,7]	2,009,764	454,828
Trust 2013-030, Class GI 3.000%, due 01/25/43[6,7]	6,543,874	1,127,718
Trust 2013-044, Class ZG 3.500%, due 03/25/42	1,393,935	1,229,473
Trust 2013-045, Class IK 3.000%, due 02/25/43[5,6]	4,056,456	838,477
Trust 2013-116, Class IY 3.000%, due 09/25/43[6,7]	1,227,235	228,671
Trust G92-040, Class ZC 7.000%, due 07/25/22	26,166	29,232
Trust G94-006, Class PJ 8.000%, due 05/17/24	33,294	38,833
GMAC Mortgage Loan Trust, Series 2004-AR1, Class 12A 3.137%, due 06/25/34[3]	54,607	56,416
GNMA REMIC, Trust 2000-009, Class FH 0.659%, due 02/16/30[3]	28,453	28,707

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2000-035, Class F 0.709%, due 12/16/25[3]	$171,669	$173,402
Trust 2007-002, Class BO 0.266%, due 06/20/35[7,8]	274,746	242,556
Trust 2007-018, Class CO 0.540%, due 03/20/35[7,8]	24,547	16,992
Trust 2010-H01, Class FA 0.987%, due 01/20/60[3]	5,237,796	5,269,726
Trust 2013-H19, Class DF 0.818%, due 05/20/63[3]	1,979,350	1,953,841
Trust 2013-H20, Class FB 1.168%, due 08/20/63[3]	3,000,412	3,014,928
Trust 2013-H23, Class TA 0.888%, due 09/20/63[3]	1,106,464	1,113,326
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.478%, due 02/25/35[3]	893,247	823,568
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.658%, due 06/27/37[3,5]	2,839,880	2,393,603
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 5.892%, due 07/15/44[3]	2,500,000	2,804,750
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 2.146%, due 12/25/34[3]	678,345	703,035
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.630%, due 10/25/41[2,3,5]	1,321,730	991,297
Series 2007-FF3, Class A 0.600%, due 05/25/42[2,3,5]	5,320,150	3,990,112
NCUA Guaranteed Notes, Series 2011-R4, Class 1A 0.542%, due 03/06/20[3]	2,131,422	2,136,970
RBSSP Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.658%, due 12/26/36[3,5]	2,193,758	2,123,326
Sequoia Mortgage Trust, Series 5, Class A 0.857%, due 10/19/26[3]	258,358	260,528
Structured ARM Loan, Series 2007-4, Class 1A2 0.378%, due 05/25/37[3]	424,127	307,765
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.368%, due 04/25/36[3]	1,290,067	944,937
Series 2007-AR5, Class A2 0.708%, due 09/25/47[3]	7,222,267	2,728,818
	Face amount	Value
Collateralized mortgage obligations—(concluded)
Washington Mutual Commercial Mortgage Securities Trust, Series 2007-SL3, Class A1A 5.749%, due 03/23/45[3,5]	$1,247,043	$1,282,434
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.421%, due 09/25/33[3]	2,133,556	2,184,463
Series 2003-AR9, Class 2A 2.443%, due 09/25/33[3]	573,993	583,751
Total collateralized mortgage obligations (cost—$81,903,104)		81,045,483
Asset-backed securities—2.02%
ALM V Ltd., Series 2012-5A, Class A1R 1.437%, due 02/13/23[2,3,7]	1,200,000	1,200,000
Ameriquest Mortgage Securities, Inc., Asset Backed Pass-Through Certificates, Series 2005-R11, Class M1 0.608%, due 01/25/36[3]	400,000	348,318
Chase Funding Trust, Series 2002-3, Class 2A1 0.798%, due 08/25/32[3]	219,589	199,505
Countrywide Asset-Backed Certificates, 0.758%, due 10/25/34[3]	1,099,627	1,028,820
0.408%, due 04/25/36[3]	566,861	552,709
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.409%, due 01/15/22[2,3,5]	500,000	499,477
EMC Mortgage Loan Trust, Series 2003-A, Class A2 0.908%, due 08/25/40[3,5]	195,770	184,028
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[3]	30,812	31,695
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3 0.468%, due 08/25/36[3]	300,000	255,738
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 1.038%, due 08/25/33[3]	309,883	290,881
SLM Student Loan Trust, 1.739%, due 04/25/23[3]	4,442,012	4,587,235
3.410%, due 05/16/44[3,5]	1,414,321	1,498,226
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.838%, due 01/25/34[3]	57,784	50,016

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.468%, due 04/17/21[3,5]	$600,000	$583,210
Total asset-backed securities (cost—$11,355,482)		11,309,858
Stripped mortgage-backed securities—1.85%
FHLMC Multifamily Structured Pass-Through Certificates,* 1.379%, due 11/25/19[3,5,6]	24,142,925	1,639,377
1.035%, due 01/25/20[3,6,7]	13,857,579	695,928
1.258%, due 04/25/21[3,5,6]	8,072,168	589,607
0.842%, due 01/25/23[3,5,6]	7,085,572	409,915
1.394%, due 11/25/19[3,5,6]	4,676,771	309,135
1.378%, due 06/25/21[3,6,7]	4,878,967	360,058
FHLMC REMIC,* 7.000%, due 06/25/23[6,7]	99,468	21,787
7.000%, due 03/15/29[6,7]	7,204	1,687
7.500%, due 08/15/29[5,6]	40,378	8,284
FNMA Aces,* Trust 2013-M5, Class X2 2.394%, due 01/25/22[3,5,6]	2,271,009	290,280
GNMA REMIC, Trust 2011-92, Class IX 1.211%, due 11/16/44[3,6,7]	28,029,332	2,023,662
KGS Alpha SBA, Series 2012 1.023%, due 04/25/38[2,3,6,7]	83,928,827	3,982,120
Total stripped mortgage-backed securities (cost—$9,995,187)		10,331,840
Short-term US government and agency obligations—0.02%
US Treasury Bill 0.062%, due 07/24/14[9] (cost—$101,969)	102,000	101,969
Repurchase agreements—21.48%
Repurchase agreement dated 01/31/14 with Citigroup Global Markets, Inc., 0.040% due 02/03/14, collateralized by $28,350,000 US Treasury Note, 0.750% due 12/31/17; (value—$27,989,470); proceeds: $27,400,091	27,400,000	27,400,000
Repurchase agreement dated 01/31/14 with Credit Suisse Securities (USA) LLC, 0.04% due 02/03/14, collateralized by $51,103,000 US Treasury Notes, 2.125% due 01/31/21; (value—$51,103,000); proceeds: $50,000,167	50,000,000	50,000,000
	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/31/14 with Morgan Stanley & Co., 0.040% due 02/03/14, collateralized by $27,537,000 US Treasury Note, 2.125% due 08/31/20; (value—$27,977,939); proceeds: $27,400,091	$27,400,000	$27,400,000
Repurchase agreement dated 01/31/14 with Royal Bank of Scotland PLC, 0.040% due 02/03/14, collateralized by $15,110,000 Federal National Mortgage Association obligations, 4.125% due 04/15/14; (value—$15,419,088); proceeds: $15,100,050	15,100,000	15,100,000
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $154,802 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $157,242 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$287,640); proceeds: $282,000	282,000	282,000
Total repurchase agreements (cost—$120,182,000)		120,182,000
Total investments before investments sold short (cost—$842,766,602)—151.78%		849,361,544
Investments sold short—(27.19)%
FNMA TBA* 2.500%	(4,000,000)	(3,635,232)
3.500%	(5,000,000)	(5,275,000)
4.000%	(102,000,000)	(106,306,875)
4.500%	(17,000,000)	(18,167,480)
5.000%	(4,585,000)	(4,988,695)
6.000%	(6,000,000)	(6,647,696)
GNMA TBA 3.000%	(2,000,000)	(1,980,625)
GNMA II TBA 3.500%	(5,000,000)	(5,158,048)
Total investments sold short (proceeds—$150,621,898)—(27.19)%		(152,159,651)
Liabilities in excess of other assets—(24.59)%		(137,607,367)
Net assets—100.00%		$559,594,526

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,460,067
Gross unrealized depreciation	(4,865,125)
Net unrealized appreciation	$6,594,942

Written options

Notional amount	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$16,000,000	FNMA TBA*, 3.500%, strike @ 100.68	03/06/14	$63,750	$(153,259)	$(89,509)
	Put options written
14,000,000	FNMA TBA*, 3.500%, strike @ 97.95	03/06/14	98,438	(8,098)	90,340
17,000,000	FNMA TBA*, 4.000%, strike @ $102.96	02/06/14	21,914	(267)	21,647
			$120,352	$(8,365)	$111,987
			$184,102	$(161,624)	$22,478

Written options activity for the six months ended January 31, 2014 was as follows:

	Notional amount	Premiums received
Options outstanding at July 31, 2013	$—	$—
Options written	196,000,000	805,196
Options exercised	(32,000,000)	(122,188)
Options expired prior to exercise	(117,000,000)	(498,906)
Options outstanding at January 31, 2014	$47,000,000	$184,102

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$22,536,863	$—	$22,536,863
Government national mortgage association certificates	—	154,538,798	—	154,538,798
Federal home loan mortgage corporation certificates	—	88,877,261	—	88,877,261
Federal housing administration certificates	—	—	710,720	710,720
Federal national mortgage association certificates	—	359,726,752	—	359,726,752
Collateralized mortgage obligations	—	70,794,348	10,251,135	81,045,483
Asset-backed securities	—	11,309,858	—	11,309,858
Stripped mortgage-backed securities	—	6,349,720	3,982,120	10,331,840
Short-term US government and agency obligations	—	101,969	—	101,969
Repurchase agreements	—	120,182,000	—	120,182,000
US government agency securities sold short	—	(152,159,651)	—	(152,159,651)
Written options	—	(161,624)	—	(161,624)

At January 31, 2014, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2014:

	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Stripped mortgage- backed securities	Total
Beginning balance	$761,768	$12,250,706	$11,242,576	$4,943,954	$29,199,004
Purchases	—	—	—	—	—
Sales	(10,042)	(12,353,974)	(609,310)	—	(12,973,326)
Accrued discounts/(premiums)	(48,660)	—	—	(432,827)	(481,487)
Total realized gain/(loss)	(83)	—	36,587	—	36,504
Net change in unrealized appreciation/depreciation	7,737	103,268	(418,718)	(529,007)	(836,720)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending balance	$710,720	$—	$10,251,135	$3,982,120	$14,943,975

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2014 was $(987,491).

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, pledged as collateral for investments sold short or written options.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2014 and changes periodically.

4  Step bond that converts to the noted fixed rate at a designated future date.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 3.55% of net assets as of January 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

7  Illiquid investment as of January 31, 2014.

8  Principal only security. Principal only securities represent the right to receive the monthly payments on an underlying pool of mortgage loans. Rates shown are the discount rates at date of purchase.

9  Rates shown reflect yield at January 31, 2014.
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 1.49% before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.47% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays US Intermediate Government/Credit Index (the "benchmark") returned 1.21%, the Lipper Core Bond Funds category posted a median return of 1.91% and the Lipper Short-Intermediate Investment Grade Debt Funds category posted a median return of 1.12%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 26. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio outperformed its benchmark during the reporting period. This outperformance was driven by a number of factors, the largest of which were the Portfolio's duration positioning, yield curve exposure and allocation to high yield corporate bonds. (Duration measures a portfolio's sensitivity to interest rate changes.) During the reporting period, we tactically adjusted the Portfolio's duration and benefited from being primarily short duration at times when interest rates increased. In addition, yield curve flattening positions held in August and November 2013 added value, as did a long position concentrated in the five-year part of the curve in January 2014. Within the credit space, the Portfolio's allocation to high yield corporate bonds proved beneficial, as the upward trend in economic data compelled investors to seek risk assets (non-Treasuries).

Performance was also aided by the Portfolio's exposure to securitized sectors such as commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). These securities performed well as investors sought securities with short durations and relatively high yields. Opportunistic trades within the currency market also contributed to performance during the reporting period. Specifically, short positions in the Australian dollar and Japanese yen enhanced returns in October 2013 and November 2013, respectively.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

David Antonelli and Brian Weinstein

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

The largest detractor from performance relative to the benchmark was the Portfolio's underweight to investment grade corporate bonds, as investors chasing yield led corporate spreads to continue tightening. Also marginally detracting from performance was the Portfolio's allocation to US Treasury Inflation Protected Securities ("TIPS"). These securities performed poorly as inflation expectations moderated.

A number of derivative instruments were used during the reporting period. Futures and options on futures were used to manage the overall duration and yield curve exposures of the Portfolio. Interest rate swaps and swaptions were utilized to manage the Portfolio's overall duration and spread duration. Foreign exchange forward contracts were used to hedge foreign currency risk associated with holding bonds that are not denominated in US dollars. Furthermore, we used these forward contracts, as well as currency options, to opportunistically express our views on certain currencies. Overall, the use of these derivatives contributed to performance during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	1.28%	0.10%	4.16%	3.40%
Class C2	1.02%	(0.40)%	3.65%	2.88%
Class Y3	1.41%	0.35%	4.42%	3.66%
Class P4	1.49%	0.36%	4.44%	3.67%
After deducting maximum sales charge or PACE Select program fee
Class A1	(3.24)%	(4.38)%	3.19%	2.92%
Class C2	0.27%	(1.14)%	3.65%	2.88%
Class P4	0.47%	(1.63)%	2.37%	1.61%
Barclays US Intermediate Government/Credit Index[5]	1.21%	0.41%	4.23%	4.12%
Lipper Core Bond Funds median[6,7]	1.91%	(0.04)%	6.42%	4.35%
Lipper Short-Intermediate Investment Grade Debt Funds median[6]	1.12%	0.51%	4.77%	3.56%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (5.63)%; 5-year period, 3.23%; 10-year period, 2.88%; Class C—1-year period, (2.38)%; 5-year period, 3.68%; 10-year period, 2.84%; Class Y—1-year period, (0.82)%; 5-year period, 4.47%; 10-year period, 3.63%; Class P—1-year period, (2.87)%; 5-year period, 2.40%; 10-year period, 1.57%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—0.99% and 0.93%; Class C—1.49% and 1.43%; Class Y—0.89% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On June 19, 2013, Lipper changed the peer group classification for PACE Intermediate Fixed Income Investments from the Lipper Short-Intermediate Investment Grade Debt Funds category to the Lipper Intermediate Investment Grade Debt Funds category.

7  On September 20, 2013, Lipper renamed the peer group classification for PACE Intermediate Fixed Income Investments from the Lipper Intermediate Investment Grade Debt Funds category to the Lipper Core Bond Funds category in order to more accurately reflect the groups' strategies. This name change is purely cosmetic and will not affect any existing reports or processes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Weighted average duration	3.8 yrs.
Weighted average maturity	4.6 yrs.
Average coupon	2.51%
Net assets (mm)	$443.8
Number of holdings	301
Portfolio composition[1]	01/31/14
Bonds and notes	98.3%
Preferred stocks	0.1
Investments sold short	(1.3)
Options, futures, swaps and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	2.6
Total	100.0%
Quality diversification[1]	01/31/14
US government and agency securities	51.8%
AAA	5.2
AA	4.8
A	11.1
BBB and below/non-rated	25.4
Preferred stocks	0.1
Investments sold short	(1.3)
Options, futures, swaps and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	2.6
Total	100.0%
Asset allocation[1]	01/31/14
US government obligations	48.8%
Corporate notes	34.4
Collateralized mortgage obligations	5.9
Asset-backed securities	5.7
US government agency mortgage pass-through certificates	2.9
Non-US government obligations	0.6
Preferred stocks	0.1
Investments sold short	(1.3)
Options, futures, swaps and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	2.6
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
US government obligations—48.78%
US Treasury Bonds 8.500%, due 02/15/20	405,000	$561,020
8.750%, due 08/15/20[2]	5,625,000	7,987,939
8.875%, due 08/15/17	1,175,000	1,498,584
US Treasury Notes 0.250%, due 09/30/15	14,130,000	14,130,000
0.625%, due 12/15/16[2]	6,900,000	6,895,688
0.750%, due 01/15/17	42,080,000	42,165,464
1.000%, due 05/31/18	9,600	9,486
1.250%, due 11/30/18	1,555,000	1,539,571
1.375%, due 09/30/18	43,715,000	43,650,127
1.500%, due 12/31/18[2]	55,560,700	55,595,425
2.125%, due 01/31/21	3,820,000	3,815,225
2.375%, due 12/31/20	16,090,000	16,355,228
2.750%, due 11/15/23	22,154,000	22,313,243
Total US government obligations (cost—$215,585,795)		216,517,000
Federal home loan bank certificate—0.20%
FHLB 4.000%, due 09/01/28 (cost—$903,491)	905,000	907,633
Federal home loan mortgage corporation certificates*—1.17%
FHLMC 2.020%, due 07/16/18	2,546,000	2,561,923
6.250%, due 07/15/32	760,000	999,157
6.750%, due 03/15/31	700,000	957,394
FHLMC TBA 3.500%[3]	700,000	694,641
Total federal home loan mortgage corporation certificates (cost—$5,157,497)		5,213,115
Federal national mortgage association certificates*—1.47%
FNMA TBA 2.500%[3]	2,800,000	2,766,310
2.500%	900,000	836,156
3.000%[3]	600,000	616,219
3.000%	500,000	516,016
3.500%[3]	100,000	99,484
4.500%[3]	1,600,000	1,699,375
Total federal national mortgage association certificates (cost—$6,497,211)		6,533,560
Collateralized mortgage obligations—5.91%
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR12, Class A1A 5.703%, due 09/11/38[4]	1,521,387	1,661,553
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class C 5.107%, due 09/10/46[4]	677,000	696,338
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Commercial Mortgage Pass-Through Certificates, Series 2006-C5, Class AM 5.343%, due 12/15/39	840,000	$904,056
Series 2006-C8, Class AM 5.347%, due 12/10/46	655,000	716,551
Series 2006-TWC, Class A 1.000%, due 02/13/32[5,6]	1,580,000	1,580,000
Series 2010-C1, Class A1 3.156%, due 07/10/46[5]	1,153,853	1,186,330
Series 2013-GAM, Class A2 3.367%, due 02/10/28[5]	1,090,000	1,059,070
DBRR Trust, Series 2012-EZ1, Class A 0.946%, due 09/25/45[5]	1,022,323	1,022,431
Series 2013-EZ3, Class A 1.636%, due 12/18/49[4,5]	1,481,359	1,483,674
FNMA REMIC, Trust 2005-109, Class PV* 6.000%, due 10/25/32	544,786	591,688
FREMF Mortgage Trust, Series 2013-K712, Class B 3.368%, due 05/25/45[4,5]	445,437	435,575
GNMA REMIC, Trust Series 2006-3, Class B 5.091%, due 01/16/37[4]	152,230	154,426
Hilton USA Trust, Series 2013-HLT 2.662%, due 11/05/30[5]	875,000	880,250
Holmes Master Issuer PLC, Series 2010-1A, Class A2 1.639%, due 10/15/54[4,5,7]	690,362	691,815
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CB8, Class A1A 4.158%, due 01/12/39[5]	409,752	409,811
Series 2006-LDP8, Class AJ 5.480%, due 05/15/45[4]	500,000	524,619
Series 2007-CB18, Class A1A 5.431%, due 06/12/47[4]	1,394,467	1,537,680
Series 2007-CB18, Class A3 5.447%, due 06/12/47	128,238	130,928
Series 2007-LDPX, Class A1A 5.439%, due 01/15/49	1,445,307	1,601,811
Series 2011-PLSD, Class A2 3.364%, due 11/13/44[5]	800,000	838,687
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 2.500%, due 03/25/43[4,5]	835,900	810,350
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A 5.166%, due 12/12/49	1,245,340	1,357,837
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C 4.896%, due 11/15/46[4]	815,000	819,610

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42		2,075,000	$2,165,416
Series 2007-IQ14, Class A1A 5.665%, due 04/15/49[4]		768,127	838,780
Morgan Stanley Re-REMIC Trust 1.000%, due 03/27/51[5]		444,330	445,983
Motel 6 Trust, Series 2012-MTL6, Class B 2.743%, due 10/05/25[5]		945,000	948,022
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14		142,464	144,433
STRPS 2012-1 Ltd., Series 2012-1A, Class A 1.500%, due 12/25/44[5]		611,205	605,093
Total collateralized mortgage obligations (cost—$26,165,819)			26,242,817
Asset-backed securities—5.74%
AmeriCredit Automobile Receivables Trust, Series 2013-5, Class A2A 0.650%, due 03/08/17		1,605,000	1,607,040
Series 2013-5, Class D 2.860%, due 12/08/19		780,000	781,167
Auto ABS Compartiment, Series 2012-2, Class A 2.800%, due 04/27/25[8]	EUR	515,947	702,563
Bumper, Series 2011-2, Class A 1.492%, due 02/23/23[4,8]	EUR	476,844	646,280
CarMax Auto Owner Trust, Series 2012-3, Class A2 0.430%, due 09/15/15		451,407	451,404
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A2 0.560%, due 12/15/16[5]		1,600,000	1,599,848
Series 2013-BA, Class A4 1.270%, due 03/15/19[5]		1,240,000	1,237,308
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A 2.610%, due 03/15/19[5]		599,915	603,457
Series 2013-1A, Class A 1.210%, due 10/15/20[5]		1,495,000	1,496,767
Series 2013-2A, Class B 2.260%, due 10/15/21[5]		1,120,000	1,119,244
DT Auto Owner Trust, Series 2012-2A, Class A 0.910%, due 11/16/15[5]		39,574	39,580
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A 1.920%, due 01/15/19		2,535,000	2,586,957
	Face amount[1]	Value
Asset-backed securities—(concluded)
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T3, Class A3 1.793%, due 05/15/46[5]	1,390,000	$1,367,482
Lehman XS Trust, Series 2005-6, Class 1A1 0.418%, due 11/25/35[4,7]	369,170	240,163
Sallie Mae Student Loan Trust, Series 2010-C, Class A1 1.810%, due 12/15/17[4,5]	3,821	3,822
Santander Consumer Acquired Receivables Trust, Series 2011-51A, Class B 1.660%, due 08/15/16[5]	662,617	662,819
Santander Drive Auto Receivables Trust, Series 2011-3, Class C 3.090%, due 05/15/17	1,290,000	1,314,764
Series 2011-S1A, Class B 1.480%, due 05/15/17[5]	254,748	254,884
Series 2011-S2A, Class B 2.060%, due 06/15/17[5]	194,075	194,081
Series 2012-1, Class C 3.780%, due 11/15/17	1,240,000	1,281,420
Series 2012-5, Class C 2.700%, due 08/15/18	1,200,000	1,236,268
Series 2012-AA, Class A2 0.550%, due 02/16/16[5]	491,399	491,466
Series 2013-4, Class A2 0.890%, due 09/15/16	945,833	947,661
Series 2013-4, Class B 2.160%, due 01/15/20	1,200,000	1,221,814
Series 2013-5, Class D 2.730%, due 10/15/19	999,000	998,800
SLM Student Loan Trust, Series 2012-A, Class A1 1.560%, due 08/15/25[4,5]	1,056,182	1,067,811
Series 2012-D, Class A1 1.210%, due 06/15/23[4,5]	939,809	943,510
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730%, due 08/15/36[5]	365,573	382,078
Total asset-backed securities (cost—$25,270,733)		25,480,458
Corporate notes—34.40%
Aerospace & defense—0.45%
Precision Castparts Corp. 0.700%, due 12/20/15	1,520,000	1,523,405
United Continental Holdings, Inc. 6.000%, due 12/01/20[2]	455,000	457,275
		1,980,680

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Auto & truck—0.23%
General Motors Co. 3.500%, due 10/02/18[5]	840,000	$857,850
6.250%, due 10/02/43[5]	170,000	179,775
		1,037,625
Banking-non-US—1.38%
BPCE SA 5.150%, due 07/21/24[5]	1,000,000	982,890
Caixa Economica Federal 2.375%, due 11/06/17[5]	440,000	409,420
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.625%, due 12/01/23	250,000	253,122
European Investment Bank 1.875%, due 03/15/19	2,691,000	2,696,705
Westpac Banking Corp. 1.375%, due 07/17/15[5]	1,775,000	1,796,815
		6,138,952
Banking-US—5.80%
Bank of America Corp. 1.316%, due 03/22/18[4]	1,025,000	1,038,316
2.600%, due 01/15/19	1,150,000	1,156,554
5.625%, due 10/14/16	1,325,000	1,474,591
5.700%, due 01/24/22	435,000	495,670
6.500%, due 08/01/16	1,370,000	1,541,046
Bank of America Corp. MTN 4.125%, due 01/22/24	695,000	701,743
Bank of America Corp., Series 1 3.750%, due 07/12/16	650,000	689,517
Capital One Bank USA N.A. 3.375%, due 02/15/23	365,000	347,966
Capital One Financial Corp. 3.500%, due 06/15/23	330,000	319,071
CIT Group, Inc. 4.750%, due 02/15/15[5]	690,000	710,700
5.250%, due 03/15/18	400,000	426,000
5.500%, due 02/15/19[5]	615,000	654,975
Discover Bank/Greenwood DE 4.200%, due 08/08/23	270,000	271,986
Fifth Third Bancorp 4.300%, due 01/16/24	445,000	444,015
Goldman Sachs Group, Inc. 1.436%, due 04/30/18[4]	710,000	717,682
3.625%, due 01/22/23	1,075,000	1,049,165
3.700%, due 08/01/15	1,110,000	1,155,700
JPMorgan Chase & Co. 1.139%, due 01/25/18[4]	700,000	708,294
3.200%, due 01/25/23	900,000	862,856
3.250%, due 09/23/22	105,000	101,791
3.875%, due 02/01/24	500,000	499,143
4.500%, due 01/24/22	175,000	186,879
6.000%, due 08/01/23[4,9]	465,000	447,563
6.750%, due 02/01/24[4,9]	445,000	451,007
	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
JPMorgan Chase & Co. GMTN 0.857%, due 02/26/16[4]	1,135,000	$1,139,672
JPMorgan Chase & Co. MTN 1.875%, due 03/20/15	1,225,000	1,240,964
State Street Capital Trust IV 1.243%, due 06/15/37[4]	760,000	578,360
Wells Fargo & Co. 0.867%, due 04/23/18[4]	915,000	920,781
4.125%, due 08/15/23	600,000	598,553
Wells Fargo & Co. MTN 1.250%, due 02/13/15	3,970,000	4,002,117
Wells Fargo & Co., Series K 7.980%, due 03/15/18[4,9]	700,000	789,250
		25,721,927
Beverages—0.17%
Anheuser-Busch InBev Finance, Inc. 2.625%, due 01/17/23	775,000	732,673
Building products—0.21%
Building Materials Corp. of America 6.750%, due 05/01/21[5]	256,000	274,880
Cemex SAB de CV 5.875%, due 03/25/19[2,5]	200,000	199,500
Standard Pacific Corp. 8.375%, due 01/15/21	400,000	468,500
		942,880
Chemicals—0.12%
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	505,000	512,575
Computers—0.17%
Hewlett-Packard Co. 2.750%, due 01/14/19	230,000	231,624
Seagate Hdd Cayman Co. 3.750%, due 11/15/18[5]	495,000	504,900
		736,524
Containers & packaging—0.21%
Ball Corp. 4.000%, due 11/15/23	1,000,000	912,500
Diversified financial services—0.48%
First Data Corp. 7.375%, due 06/15/19[5]	405,000	432,338
General Electric Capital Corp. 5.500%, due 01/08/20	620,000	716,042
General Electric Capital Corp. MTN 4.375%, due 09/16/20	640,000	699,784
Royal Bank of Scotland Group PLC 6.000%, due 12/19/23	300,000	302,269
		2,150,433

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Electric-integrated—2.29%
Delphi Corp. 5.000%, due 02/15/23	665,000	$674,975
Duke Energy Corp. 3.950%, due 09/15/14	1,845,000	1,884,230
Eaton Corp. 0.950%, due 11/02/15	1,215,000	1,220,675
2.750%, due 11/02/22	850,000	807,519
Jabil Circuit, Inc. 8.250%, due 03/15/18	620,000	731,600
Jersey Central Power & Light Co. 5.625%, due 05/01/16	550,000	597,723
Oncor Electric Delivery Co. LLC 4.100%, due 06/01/22	390,000	404,304
Pacificorp 5.500%, due 01/15/19	651,000	754,206
5.750%, due 04/01/37	365,000	435,843
Progress Energy, Inc. 5.625%, due 01/15/16	1,325,000	1,443,254
Puget Energy, Inc. 5.625%, due 07/15/22	600,000	671,312
6.000%, due 09/01/21	75,000	86,283
The ADT Corp. 4.125%, due 06/15/23	495,000	435,534
		10,147,458
Energy equipment & services—0.04%
Rowan Cos., Inc. 4.750%, due 01/15/24	180,000	182,296
Finance-captive automotive—1.53%
American Honda Finance Corp. 1.000%, due 08/11/15[5]	1,755,000	1,768,250
CDP Financial, Inc. 4.400%, due 11/25/19[5]	1,545,000	1,726,874
ERP Operating LP 3.000%, due 04/15/23	700,000	654,489
Ford Motor Credit Co. LLC 1.489%, due 05/09/16[4]	910,000	924,883
1.700%, due 05/09/16	1,455,000	1,472,160
6.625%, due 08/15/17	220,000	254,651
		6,801,307
Financial services—4.94%
Ally Financial, Inc. 4.500%, due 02/11/14	1,547,000	1,547,773
5.500%, due 02/15/17	650,000	701,188
8.000%, due 11/01/31	365,000	438,913
American Express Credit Corp. 2.375%, due 03/24/17	1,100,000	1,136,206
Citigroup, Inc. 1.250%, due 01/15/16	1,060,000	1,064,892
2.250%, due 08/07/15	1,575,000	1,607,924
4.587%, due 12/15/15	2,290,000	2,442,835
	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
Credit Suisse AG Guernsey 1.625%, due 03/06/15[5]	3,285,000	$3,326,490
2.600%, due 05/27/16[5]	2,215,000	2,307,160
Doric Nimrod Air Alpha Ltd 2013-1 Pass Through Trust 5.250%, due 05/30/23[5]	395,000	404,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500%, due 03/15/17[5]	200,000	200,250
5.875%, due 02/01/22[5]	300,000	297,375
6.000%, due 08/01/20[5]	500,000	518,125
Morgan Stanley 2.125%, due 04/25/18	860,000	858,205
5.000%, due 11/24/25	400,000	405,826
6.625%, due 04/01/18	400,000	468,231
Morgan Stanley MTN 4.100%, due 05/22/23	395,000	384,670
6.000%, due 04/28/15	1,025,000	1,088,686
Novus USA Trust, Series 2013-1 1.538%, due 02/28/14[4,5]	1,215,000	1,216,336
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[5]	713,680	742,950
US Bancorp MTN 1.950%, due 11/15/18	745,000	747,105
		21,906,015
Food/beverage—0.20%
WM Wrigley Jr Co. 1.400%, due 10/21/16[5]	890,000	894,975
Health care—0.24%
Biomet, Inc. 6.500%, due 08/01/20	1,000,000	1,066,250
Hotels, restaurants & leisure—0.16%
Carnival Corp. 3.950%, due 10/15/20	705,000	723,054
Insurance—1.62%
MetLife Institutional Funding II 1.625%, due 04/02/15[5]	1,920,000	1,943,355
Metropolitan Life Global Funding I 2.000%, due 01/09/15[5]	2,200,000	2,234,012
5.125%, due 06/10/14[5]	245,000	249,051
New York Life Global Funding 0.750%, due 07/24/15[5]	1,545,000	1,550,429
Pacific LifeCorp. 5.125%, due 01/30/43[5]	480,000	465,961
Prudential Financial, Inc. MTN 3.000%, due 05/12/16	350,000	366,394
4.750%, due 09/17/15	360,000	382,735
		7,191,937

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Media—0.64%
Comcast Corp. 4.250%, due 01/15/33	480,000	$458,658
Interpublic Group of Cos., Inc. 6.250%, due 11/15/14	561,000	581,337
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[5,9]	500,000	502,500
NBCUniversal Media LLC 4.450%, due 01/15/43	375,000	347,174
Thomson Reuters Corp. 1.300%, due 02/23/17	865,000	863,448
Time Warner Cable, Inc. 6.550%, due 05/01/37	85,000	81,624
6.750%, due 06/15/39	25,000	24,335
		2,859,076
Medical providers—0.64%
Gilead Sciences, Inc. 4.400%, due 12/01/21	510,000	553,516
St. Jude Medical, Inc. 3.250%, due 04/15/23	354,000	342,856
Tenet Healthcare Corp. 8.125%, due 04/01/22	820,000	894,825
UnitedHealth Group, Inc. 2.875%, due 03/15/22	755,000	730,441
3.375%, due 11/15/21	220,000	222,471
WellPoint, Inc. 3.300%, due 01/15/23	83,000	79,476
		2,823,585
Metals & mining—0.31%
Codelco, Inc. 3.750%, due 11/04/20[5]	370,000	371,739
Novelis, Inc. 8.750%, due 12/15/20	890,000	987,900
		1,359,639
Multi-line insurance—0.77%
American International Group, Inc. 3.000%, due 03/20/15	1,565,000	1,607,050
3.800%, due 03/22/17	725,000	776,254
4.875%, due 06/01/22	325,000	353,683
5.450%, due 05/18/17	600,000	670,133
		3,407,120
Oil & gas—2.20%
Anadarko Petroleum Corp. 5.750%, due 06/15/14	600,000	611,302
7.625%, due 03/15/14	300,000	302,293
Chesapeake Energy Corp. 5.750%, due 03/15/23[2]	450,000	468,562
Chevron Corp. 3.191%, due 06/24/23	275,000	271,589
Continental Resources, Inc. 5.000%, due 09/15/22	1,075,000	1,108,594
8.250%, due 10/01/19	1,420,000	1,544,250
	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Denbury Resources, Inc. 4.625%, due 07/15/23	485,000	$447,413
MEG Energy Corp. 7.000%, due 03/31/24[5]	500,000	508,750
Peabody Energy Corp. 6.000%, due 11/15/18	650,000	692,250
Petroleos Mexicanos 5.500%, due 01/21/21	363,000	386,595
6.000%, due 03/05/20	132,000	145,695
8.000%, due 05/03/19	100,000	120,250
Pioneer Natural Resources Co. 6.875%, due 05/01/18	865,000	1,020,979
Plains Exploration & Production Co. 6.500%, due 11/15/20	776,000	850,690
8.625%, due 10/15/19	310,000	338,675
Statoil ASA 2.650%, due 01/15/24	580,000	538,159
Transocean, Inc. 5.050%, due 12/15/16	386,000	425,261
		9,781,307
Oil services—0.61%
BP Capital Markets PLC 2.500%, due 11/06/22	1,070,000	993,296
2.750%, due 05/10/23	195,000	180,783
Petrobras International Finance Co. 3.875%, due 01/27/16	1,505,000	1,543,513
		2,717,592
Pharmaceuticals—1.42%
AbbVie, Inc. 1.750%, due 11/06/17	318,000	319,493
Hospira, Inc. 5.800%, due 08/12/23	610,000	654,445
Mylan, Inc. 6.000%, due 11/15/18[5]	1,390,000	1,478,611
Perrigo Co. Ltd. 4.000%, due 11/15/23[5]	380,000	384,025
Takeda Pharmaceutical Co. Ltd. 1.031%, due 03/17/15[5]	1,950,000	1,959,128
Thermo Fisher Scientific, Inc. 3.200%, due 03/01/16	553,000	578,706
Valeant Pharmaceuticals International 6.875%, due 12/01/18[5]	875,000	934,063
		6,308,471
Pipelines—1.90%
Buckeye Partners LP 2.650%, due 11/15/18	875,000	871,606
El Paso Pipeline Partners Operating Co. LLC 4.100%, due 11/15/15	2,725,000	2,863,073
Energy Transfer Partners LP 4.150%, due 10/01/20	385,000	395,654

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Pipelines—(concluded)
Enterprise Products Operating LLC 3.200%, due 02/01/16		1,525,000	$1,593,687
3.350%, due 03/15/23		80,000	77,754
8.375%, due 08/01/66[4]		510,000	567,375
Florida Gas Transmission Co. LLC 5.450%, due 07/15/20[5]		494,000	541,178
Plains All American Pipeline LP/PAA Finance Corp. 3.850%, due 10/15/23		430,000	428,384
Sabine Pass Liquefaction LLC 5.625%, due 04/15/23[5]		500,000	475,000
Williams Cos., Inc. 7.875%, due 09/01/21		520,000	614,486
			8,428,197
Real estate investment trusts—0.27%
American Tower Corp. 5.000%, due 02/15/24		219,000	230,544
5.900%, due 11/01/21		325,000	365,366
Boston Properties LP 3.850%, due 02/01/23		275,000	274,259
Simon Property Group LP 3.750%, due 02/01/24		340,000	339,830
			1,209,999
Rental auto/equipment—0.10%
United Rentals North America, Inc. 6.125%, due 06/15/23		425,000	440,937
Retail—0.72%
Amazon.com, Inc. 0.650%, due 11/27/15		1,590,000	1,590,580
Penske Automotive Group, Inc. 5.750%, due 10/01/22		450,000	463,500
QVC, Inc. 5.950%, due 03/15/43		620,000	581,457
TJX Cos., Inc. 2.500%, due 05/15/23		595,000	551,970
			3,187,507
Special purpose entity—0.30%
Capital One Multi-Asset, Series 4-3C 6.625%, due 06/17/14	GBP	350,000	582,712
Crown Castle Towers LLC 6.113%, due 01/15/20[5]		660,000	757,512
			1,340,224
Telecommunications—2.35%
Alcatel-Lucent USA, Inc. 6.750%, due 11/15/20[5]		660,000	676,500
Qwest Corp. 7.500%, due 10/01/14		194,000	202,003
SBA Tower Trust 4.254%, due 04/15/15[5]		1,200,000	1,214,030
	Face amount[1]	Value
Corporate notes—(concluded)
Telecommunications—(concluded)
Sprint Corp. 7.875%, due 09/15/23[5]	1,975,000	$2,108,312
Sprint Nextel Corp. 7.000%, due 03/01/20[5]	498,000	561,495
Verizon Communications, Inc. 2.450%, due 11/01/22	750,000	680,744
2.500%, due 09/15/16	2,215,000	2,291,708
5.150%, due 09/15/23	1,200,000	1,304,600
6.550%, due 09/15/43	790,000	948,269
Virgin Media Secured Finance PLC 6.500%, due 01/15/18	405,000	419,175
		10,406,836
Telephone-integrated—0.28%
Level 3 Financing, Inc. 6.125%, due 01/15/21[5]	660,000	674,850
8.125%, due 07/01/19	535,000	587,162
		1,262,012
Tobacco—0.18%
Philip Morris International, Inc. 1.875%, due 01/15/19	360,000	357,263
3.600%, due 11/15/23	440,000	435,837
		793,100
Transportation—0.10%
Virgin Australia 2013-1B Trust 6.000%, due 10/23/20[5]	430,000	448,275
Utilities—0.69%
CMS Energy Corp. 5.050%, due 03/15/22[2]	495,000	548,173
HD Supply, Inc. 7.500%, due 07/15/20[2]	1,500,000	1,601,250
11.000%, due 04/15/20[2]	775,000	920,313
		3,069,736
Wireless telecommunications—0.68%
Crown Castle International Corp. 5.250%, due 01/15/23	440,000	436,150
IAC/InterActiveCorp 4.875%, due 11/30/18[5]	535,000	551,050
T-Mobile USA, Inc. 6.464%, due 04/28/19	1,005,000	1,057,762
6.500%, due 01/15/24	535,000	546,370
6.731%, due 04/28/22	425,000	446,250
		3,037,582
Total corporate notes (cost—$150,867,039)		152,661,256

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares		Value
Preferred stocks—0.14%
Banking-US—0.05%
The Goldman Sachs Group, Inc.[4,10]		9,170	$212,010
Financial services—0.09%
Citigroup, Inc., Series K**,4,11		15,000	385,500
Total preferred stocks (cost—$604,250)			597,510
	Face amount[1]
Non-US government obligations—0.58%
Indonesia Government International Bond 4.875%, due 05/05/21[5]		850,000	841,500
5.875%, due 01/15/24[5]		580,000	590,150
Mexico Government International Bond 3.500%, due 01/21/21		410,000	408,975
Republic of Argentina 7.000%, due 04/17/17		352,339	261,083
Republic of Colombia 2.625%, due 03/15/23[2]		530,000	462,955
Total non-US government obligations (cost—$2,702,135)			2,564,663
Repurchase agreement—2.13%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $5,189,160 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $5,270,969 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$9,642,064); proceeds: $9,453,000 (cost—$9,453,000)		9,453,000	9,453,000
	Number of contracts/ Notional amount
Options purchased—0.39%
Call options and swaptions purchased—0.21%
3 Month USD LIBOR 3 Year Swap, strike @ 1.790%, expires 01/09/15 (Counterparty: CSI; receive fixed rate); underlying swap terminates 01/13/18[12]	USD	22,100,000	325,809
	Number of contracts/ Notional amount		Value
Options purchased—(continued)
Call options and swaptions purchased—(concluded)
3 Month USD LIBOR 10 Year Swap, strike @ 2.600%, expires 02/19/14 (Counterparty: CSI; receive fixed rate); underlying swap terminates 02/21/24[12]	USD	2,800,000	$1,566
3 Month USD LIBOR 30 Year Swap, strike @ 3.845%, expires 09/29/14 (Counterparty: GSB; receive fixed rate); underlying swap terminates 10/01/44[12]	USD	2,900,000	165,752
3 Month USD LIBOR 30 Year Swap, strike @ 3.865%, expires 10/02/14 (Counterparty: GSB; receive fixed rate); underlying swap terminates 10/06/44[12]	USD	4,500,000	268,196
3 Month USD LIBOR 30 Year Swap, strike @ 3.900%, expires 09/24/14 (Counterparty: GSB; receive fixed rate); underlying swap terminates 09/26/44[12]	USD	2,100,000	133,287
EUR Call/USD Put, Strike @ USD 1.37, expires 04/22/14	EUR	3,310,000	30,308
			924,918
Put options and swaptions purchased—0.18%
3 Month USD LIBOR 3 Year Swap, strike @ 1.790%, expires 01/09/15 (Counterparty: CSI; receive fixed rate); underlying swap terminates 01/13/18[12]	USD	22,100,000	144,485
3 Month USD LIBOR 5 Year Swap, strike @ 4.500%, expires 07/18/18 (Counterparty: CSI; receive fixed rate); underlying swap terminates 07/20/23[12]	USD	11,200,000	310,063
3 Month USD LIBOR 30 Year Swap, strike @ 3.845%, expires 09/29/14 (Counterparty: GSB; receive fixed rate); underlying swap terminates 10/01/44[12]	USD	2,900,000	102,658

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options and swaptions purchased—(concluded)
3 Month USD LIBOR 30 Year Swap, strike @ 3.865%, expires 10/02/14 (Counterparty: GSB; receive fixed rate); underlying swap terminates 10/06/44[12]	USD	4,500,000	$155,275
3 Month USD LIBOR 30 Year Swap, strike @ 3.900%, expires 09/24/14 (Counterparty: GSB; receive fixed rate); underlying swap terminates 09/26/44[12]	USD	2,100,000	64,510
EUR Put/USD Call, Strike @ USD 1.32, expires 02/26/14	EUR	3,160,000	5,115
US Treasury Note 10 Year Futures, strike @ $124.5, expires 02/21/14		83	16,980
			799,086
Total options purchased (cost—$2,076,637)			1,724,004
	Number of shares	Value
Investment of cash collateral from securities loaned—13.12%
Money market fund—13.12%
UBS Private Money Market Fund LLC[13] (cost—$58,226,946)	58,226,946	$58,226,946
Total investments before investments sold short (cost—$503,510,553)—114.03%		506,121,962
Investments sold short—(1.32)%
FHLMC TBA* 3.500%	(700,000)	(694,641)
FNMA TBA* 2.500%	(2,800,000)	(2,766,312)
3.000%	(600,000)	(616,219)
3.500%	(100,000)	(99,484)
4.500%	(1,600,000)	(1,699,375)
Total investments sold short (proceeds—$5,867,289)		(5,876,031)
Liabilities in excess of other assets—(12.71)%		(56,409,289)
Net assets—100.00%		$443,836,642

For a listing of defined portfolio acronyms, currency type abbreviations and counterparty acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,555,845
Gross unrealized depreciation	(1,944,436)
Net unrealized appreciation	$2,611,409

Swaptions and foreign exchange written options

Notional amount (000)		Calls written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized depreciation
USD	8,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.54%, terminating 01/13/25[12]	CSI	Receive	01/09/15	$248,200	$(378,771)	$(130,571)

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Swaptions and foreign exchange written options—(concluded)

Notional amount (000)		Puts written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	8,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.54%, terminating 01/13/25[12]	CSI	Pay	01/09/15	$248,200	$(148,289)	$99,911
USD	4,800	3 Month USD LIBOR Interest Rate Swap strike @ 3.90%, terminating 01/15/15[12]	BOA	Pay	01/15/15	79,200	(52,710)	26,490
USD	1,600	3 Month USD LIBOR Interest Rate Swap strike @ 3.90%, terminating 01/15/15[12]	GSB	Pay	01/15/15	26,253	(17,570)	8,683
USD	22,400	3 Month USD LIBOR Interest Rate Swap strike @ 6.00%, terminating 07/20/23[12]	CSI	Pay	07/18/18	344,921	(258,828)	86,093
EUR	3,310	EUR Put/USD Call, strike @ USD 1.34	BB	n/a	04/22/14	2,824	(49,543)	(46,719)
						$701,398	$(526,940)	$174,458
						$949,598	$(905,711)	$43,887

Swaptions and foreign exchange written options activity for the six months ended January 31, 2014 was as follows:

Premiums received
Swaptions and foreign exchange written options outstanding at July 31, 2013	$344,921
Swaptions and foreign exchange options written	1,052,320
Swaptions and foreign exchange written options terminated in closing purchase transactions	(282,474)
Swaptions and foreign exchange written options expired prior to exercise	(165,169)
Swaptions and foreign exchange written options outstanding at January 31, 2014	$949,598

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
15	USD	US Long Bond Futures	March 2014	$1,941,630	$2,003,906	$62,276
180	USD	US Treasury Note 2 Year Futures	March 2014	39,600,073	39,636,563	36,490
119	USD	US Treasury Note 5 Year Futures	March 2014	14,325,777	14,354,375	28,598
247	USD	US Treasury Note 10 Year Futures	March 2014	30,655,799	31,060,250	404,451
				$86,523,279	$87,055,094	$531,815
				Proceeds
US Treasury futures sell contracts:
92	USD	Ultra Long US Treasury Bond Futures	March 2014	$12,782,553	$13,230,750	$(448,197)
						$83,618

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	EUR	1,618,922	USD	2,230,000	03/03/14	$46,545
BB	EUR	798,000	USD	1,084,989	04/22/14	8,684
BB	GBP	145,000	USD	237,874	04/22/14	(353)
CITI	EUR	1,840,000	USD	2,521,683	02/20/14	40,066
CSI	CHF	2,176,230	USD	2,410,000	03/27/14	8,681
DB	EUR	1,620,000	USD	2,237,447	02/20/14	52,544
DB	USD	6,672,650	EUR	4,890,000	03/14/14	(77,428)
DB	USD	2,410,000	CHF	2,174,774	03/27/14	(10,287)
						$68,452

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[14]	Payments received by the Portfolio[14]	Value	Unrealized depreciation
USD	18,100	01/16/16	0.487%	3 Month USD LIBOR	$(16,874)	$(17,091)
USD	10,500	07/05/18	1.563	3 Month USD LIBOR	(81,921)	(82,093)
USD	205	01/29/19	1.681	3 Month USD LIBOR	(600)	(604)
USD	3,575	03/15/19	1.809	3 Month USD LIBOR	(27,072)	(27,133)
USD	7,900	11/30/20	2.504	3 Month USD LIBOR	(130,454)	(130,598)
					$(256,921)	$(257,919)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$216,517,000	$—	$216,517,000
Federal home loan bank certificate	—	907,633	—	907,633
Federal home loan mortgage corporation certificates	—	5,213,115	—	5,213,115
Federal national mortgage association certificates	—	6,533,560	—	6,533,560
Collateralized mortgage obligations	—	25,191,741	1,051,076	26,242,817
Asset-backed securities	—	25,098,380	382,078	25,480,458
Corporate notes	—	151,444,920	1,216,336	152,661,256
Preferred stocks	597,510	—	—	597,510
Non-US government obligations	—	2,564,663	—	2,564,663
Repurchase agreement	—	9,453,000	—	9,453,000
Options and swaptions purchased	16,980	1,707,024	—	1,724,004
Investment of cash collateral from securities loaned	—	58,226,946	—	58,226,946
Investments sold short	—	(5,876,031)	—	(5,876,031)
Swaptions written	—	(905,711)	—	(905,711)
Futures contracts, net	83,618	—	—	83,618
Forward foreign currency contracts, net	—	68,452	—	68,452
Swap agreements, net	—	(256,921)	—	(256,921)

At January 31, 2014, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2014:

	Collateralized mortgage obligations	Asset-backed securities	Corporate notes	Total
Beginning balance	$1,429,856	$406,558	$1,228,562	$3,064,976
Purchases	—	—	—	—
Sales	(394,347)	(29,947)	(14,521)	(438,815)
Accrued discounts/(premiums)	1,787	3	—	1,790
Total realized gain/(loss)	—	—	14,521	14,521
Net change in unrealized appreciation/depreciation	13,780	5,464	(12,226)	7,018
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$1,051,076	$382,078	$1,216,336	$2,649,490

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2014 was $21,127.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	94.4%
Switzerland	1.1
Canada	0.8
Luxembourg	0.5
Cayman Islands	0.5
Australia	0.4
Japan	0.4
United Kingdom	0.4
France	0.2
Mexico	0.2
Indonesia	0.1
Panama	0.1
Italy	0.1
Norway	0.1
Colombia	0.1
Brazil	0.1
Guernsey	0.1
Ireland	0.1
Chile	0.1
Argentina	0.1
Netherlands	0.1
Germany	0.0 †
Total	100.0%

†  Amount is less than 0.05%.

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

**  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2014.

3  Entire amount pledged as collateral for investments sold short.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2014 and changes periodically.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 14.94% of net assets as of January 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Security is being fair valued by a valuation committee under the direction of the board of trustees.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2014, the value of these securities amounted to 0.30% of net assets.

9  Perpetual bond security. The maturity date reflects the next call date.

10  Non cumulative preferred stock. Convertible until 05/10/23.

11  Non cumulative preferred stock. Convertible until 11/15/23.

12  Illiquid investment as of January 31, 2014.

13  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$702,620	$436,801,929	$379,277,603	$58,226,946	$578

14  Payments made/received are based on the notional amount.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 1.42% before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.41% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays US Government/Credit Index (the "benchmark") returned 1.57%, and the Lipper Core Bond Funds category posted a median return of 1.91%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 42. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

(Please note that while the Sub-Advisor outperformed the benchmark on a gross of fees basis, the Portfolio underperformed net of fees, as reported under "Performance." As stated in footnote one, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the six-month reporting period. An underweight to US duration was positive for performance as rates rose during the reporting period. In addition, a yield curve steepening bias detracted from performance as front-end rates underperformed long-end rates. (Duration measures a portfolio's sensitivity to interest rate changes.) Duration exposure outside of the US, particularly to Australian rates, was negative for performance as rates rose during the reporting period.

An underweight to corporate bonds detracted from relative returns as the sector outpaced like-duration Treasuries during the reporting period amid risk-on investor sentiment. However, this was partially offset by an allocation to high yield corporate bonds, which posted strong returns as investors searched for yield.

Exposure to non-agency MBS ("MBS") contributed to returns relative to the benchmark, as these securities benefited from limited supply and the continued improvement in the housing market. A small allocation to commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs") was also beneficial for the Portfolio's returns.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

Interest rate swaps were used to adjust the Portfolio's interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were also utilized to manage credit exposure in lieu of the direct buying or selling of securities. Options and options on swaps were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Government futures were utilized to adjust interest rate exposures and replicate government bond positions.

In general, we may use derivatives in a portfolio as a substitute for the underlying physical security or to obtain interest rate exposure on the front-end of yield curves of different countries. We also use derivatives to hedge specific exposures or as a means of gaining income for portfolios via the selling of implied volatility.

For the six-month reporting period, overall derivatives usage generated slightly positive results. Holdings of receive-fixed US interest rates swaps (equivalent to receiving fixed payments from a bond) were negative for performance as US rates rose. However, these positions gained from exposure to the steep five-year portion of the US yield curve, which benefited from roll down. In the case of a positively sloped yield curve, bonds "roll down the yield curve" gradually as they near maturity and, therefore, are valued at lower yields and, potentially, higher prices. Additionally, exposure to Brazilian zero-coupon bonds through receive-fixed swaps detracted from returns, as Brazilian interest rates rose significantly and swaps spreads widened. Holdings of buy protection credit default swaps ("CDS") detracted from performance as credit spreads tightened. This was partially offset by holdings of sell protection CDS. Use of interest rate options and swaptions to generate income through volatility sales contributed to performance, as rates remained range-bound during the reporting period. Holdings of US government futures detracted from performance, as these securities were used to underweight the 30-year portion of the yield curve, where rates fell during the six-month period. However, the use of Eurodollar futures positively contributed to performance as these instruments gained in value.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	1.29%	(2.22)%	8.04%	5.81%
Class C2	1.05%	(2.68)%	7.54%	5.31%
Class Y3	1.42%	(1.98)%	8.32%	6.12%
Class P4	1.42%	(1.96)%	8.32%	6.09%
After deducting maximum sales charge or PACE Select program fee
Class A1	(3.28)%	(6.61)%	7.05%	5.33%
Class C2	0.32%	(3.38)%	7.54%	5.31%
Class P4	0.41%	(3.91)%	6.17%	3.99%
Barclays US Government/Credit Index[5]	1.57%	(0.12)%	5.02%	4.58%
Lipper Core Bond Funds median[6]	1.91%	(0.04)%	6.42%	4.35%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (8.72)%; 5-year period, 6.65%; 10-year period, 5.25%; Class C—1-year period, (5.53)%; 5-year period, 7.11%; 10-year period, 5.23%; Class Y—1-year period, (4.10)%; 5-year period, 7.91%; 10-year period, 6.06%; Class P—1-year period, (6.05)%; 5-year period, 5.77%; 10-year period, 3.91%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.03% and 1.03%; Class C—1.51% and 1.51%; Class Y—0.90% and 0.81%; and Class P—0.81% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On September 20, 2013, Lipper renamed the peer group classification for PACE Strategic Fixed Income Investments from the Lipper Intermediate Investment Grade Debt Funds category to the Lipper Core Bond Funds category in order to more accurately reflect the groups' strategies. This name change is purely cosmetic and will not affect any existing reports or processes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Weighted average duration	5.2 yrs.
Weighted average maturity	5.8 yrs.
Average coupon	3.49%
Net assets (mm)	$924.0
Number of holdings	351
Portfolio composition[1]	01/31/14
Bonds, notes and loan assignments	97.4%
Preferred stock	0.8
Investments sold short	(0.1)
Options, swaptions, futures, swaps and forward foreign currency contracts	(0.5)
Cash equivalents and other assets less liabilities	2.4
Total	100.0%
Quality diversification[1]	01/31/14
US government and agency securities	49.7%
AAA	4.9
AA	7.1
A	14.1
BBB	10.6
BB	4.1
B	0.6
Below B/non-rated	6.3
Preferred stock	0.8
Investments sold short	(0.1)
Options, swaptions, futures, swaps and forward foreign currency contracts	(0.5)
Cash equivalents and other assets less liabilities	2.4
Total	100.0%
Asset allocation[1]	01/31/14
US government obligations	35.3%
Corporate notes	24.2
Collateralized mortgage obligations	21.0
Asset-backed securities	5.8
US government agency mortgage pass-through certificates	4.3
Non-US government obligations	4.2
Municipal bonds and notes	2.3
Preferred stock	0.8
Loan assignments	0.3
Investments sold short	(0.1)
Options, swaptions, futures, swaps and forward foreign currency contracts	(0.5)
Cash equivalents and other assets less liabilities	2.4
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
US government obligations—35.27%
US Treasury Inflation Index Bonds (TIPS) 0.625%, due 02/15/43	16,149,834	$13,345,060
2.000%, due 01/15/26	2,701,028	3,091,200
2.375%, due 01/15/27	3,698,560	4,403,021
2.500%, due 01/15/29	2,062,697	2,510,366
US Treasury Notes 1.375%, due 06/30/18[2]	73,200,000	73,388,710
1.500%, due 12/31/18	6,200,000	6,203,875
1.750%, due 10/31/20	27,300,000	26,724,134
2.000%, due 09/30/20	8,300,000	8,269,522
2.375%, due 12/31/20	33,800,000	34,357,159
2.500%, due 08/15/23	48,300,000	47,726,437
2.750%, due 11/15/23	105,100,000	105,855,459
Total US government obligations (cost—$328,300,739)		325,874,943
Government national mortgage association certificates—0.01%
GNMA II ARM 1.625%, due 11/20/23[3]	4,814	5,002
1.625%, due 07/20/25[3]	6,323	6,583
1.625%, due 01/20/26[3]	11,318	11,791
1.625%, due 05/20/26[3]	19,902	20,646
Total government national mortgage association certificates (cost—$42,780)		44,022
Federal home loan mortgage corporation certificates*—0.15%
FHLMC 7.645%, due 05/01/25[4]	1,173,719	1,359,508
FHLMC ARM 5.509%, due 03/01/36[3]	65,165	67,762
Total federal home loan mortgage corporation certificates (cost—$1,240,777)		1,427,270
Federal housing administration certificates††—0.00%
FHA GMAC 7.430%, due 06/01/21	16,034	16,034
FHA Reilly 7.430%, due 10/01/20	3,772	3,772
Total federal housing administration certificates (cost—$20,890)		19,806
Federal national mortgage association certificates*—4.16%
FNMA 3.500%, due 11/01/21	4,051,037	4,226,613
3.500%, due 12/01/25	945,384	997,451
4.500%, due 04/01/29[2]	575,539	620,689
5.399%, due 11/01/34	9,163,733	9,970,508
FNMA ARM 1.539%, due 08/01/40[3]	51,649	53,243
	Face amount[1]	Value
Federal national mortgage association certificates*—(concluded)
2.177%, due 05/01/30[3]	53,155	$56,190
2.334%, due 04/01/27[3]	19,217	20,605
2.392%, due 10/01/35[3]	109,570	116,737
2.397%, due 05/01/27[3]	15,998	17,134
2.551%, due 03/01/36[3]	70,365	75,068
2.577%, due 09/01/35[3]	93,450	99,667
2.580%, due 01/01/36[3]	72,701	77,551
5.344%, due 01/01/36[3]	142,132	153,279
5.367%, due 11/01/35[3]	136,643	147,511
5.440%, due 03/01/36[3]	118,775	128,010
5.518%, due 12/01/35[3]	141,822	153,021
5.590%, due 02/01/36[3]	195,793	211,076
5.679%, due 03/01/36[3]	109,712	118,324
5.689%, due 06/01/36[3]	17,909	17,999
5.802%, due 03/01/36[3]	126,505	136,825
FNMA ARM COFI 3.250%, due 11/01/26[4]	50,673	45,995
FNMA TBA 3.000%	6,000,000	5,817,188
3.500%	15,000,000	15,186,718
Total federal national mortgage association certificates (cost—$37,152,679)		38,447,402
Collateralized mortgage obligations—21.01%
ARM Trust, Series 2005-5, Class 2A1 2.801%, due 09/25/35[3]	327,353	293,413
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A 5.584%, due 04/10/49[3]	517,754	562,664
Banc of America Funding Corp., Series 2005-D, Class A1 2.632%, due 05/25/35[3]	1,958,348	2,011,793
Series 2007-3, Class 2A1 5.500%, due 09/25/34	255,318	260,289
Banc of America Large Loan, Series 2010-UB5, Class A4A 5.634%, due 02/17/51[3,5]	2,499,594	2,722,183
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[5]	1,000,000	959,628
Banc of America Mortgage Securities, Inc., Series 2004-H, Class 2A2 2.754%, due 09/25/34[3]	1,781,860	1,793,411
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.440%, due 07/20/32[3]	5,533	5,632

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.362%, due 10/25/33[3]	35,407	$32,629
Series 2004-9, Class 2A1 2.650%, due 09/25/34[3]	800,512	720,801
Series 2005-7, Class 22A1 2.679%, due 09/25/35[3]	1,273,520	1,127,539
Series 2006-1, Class 21A2 2.457%, due 02/25/36[3]	1,199,120	814,064
Bear Stearns ARM Trust, Series 2003-1, Class 5A1 2.242%, due 04/25/33[3]	14,975	15,071
Series 2003-1, Class 6A1 2.572%, due 04/25/33[3]	60,601	62,582
Series 2003-5, Class 2A1 2.582%, due 08/25/33[3]	414,956	424,835
Series 2004-3, Class 1A2 2.915%, due 07/25/34[3]	302,348	302,794
Series 2004-6, Class 2A1 2.833%, due 09/25/34[3]	1,574,057	1,496,067
Series 2004-7, Class 1A1 2.634%, due 10/25/34[3]	444,062	391,589
Series 2004-9, Class 22A1 3.087%, due 11/25/34[3]	41,307	42,624
Series 2005-2, Class A1 2.600%, due 03/25/35[3]	1,201,918	1,227,738
Series 2005-5, Class A2 2.250%, due 08/25/35[3]	2,137,339	2,171,735
Series 2005-9, Class A1 2.430%, due 10/25/35[3]	1,597,761	1,569,297
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	3,227,000	3,184,420
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	1,388,972	1,397,080
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 2.540%, due 05/25/35[3]	666,195	653,350
Series 2005-4, Class A 5.256%, due 08/25/35[3]	2,041,096	2,025,465
Series 2005-6, Class A2 2.290%, due 09/25/35[3]	139,828	138,781
Series 2005-6, Class A3 1.940%, due 09/25/35[3]	24,358	24,460
Series 2006-AR1, Class 1A1 2.550%, due 10/25/35[3]	3,682,119	3,606,050
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	171,220	176,474
Series 2005-62, Class 2A1 1.059%, due 12/25/35[3]	510,812	394,364
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	1,050,875	887,649
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 6.500%, due 01/25/34[3,5]	1,024,499	$1,059,876
Series 2004-12, Class 11A1 2.827%, due 08/25/34[3]	555,371	494,574
Series 2004-12, Class 11A2 2.827%, due 08/25/34[3]	357,024	327,966
Series 2004-12, Class 12A1 2.665%, due 08/25/34[3]	106,763	100,082
Series 2005-HYB9, Class 5A1 2.376%, due 02/20/36[3]	393,039	306,742
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A1A 5.681%, due 03/15/39[3]	5,868,694	6,372,504
DBRR 2013-EZ2 Trust, Series 2013-EZ2, Class A 0.853%, due 02/25/45[3,5]	3,279,958	3,263,969
FHLMC REMIC,* Series 1278, Class K 7.000%, due 05/15/22	52,281	57,941
Series 1367, Class KA 6.500%, due 09/15/22	1,058	1,164
Series 1502, Class PX 7.000%, due 04/15/23	321,624	359,225
Series 1503, Class PZ 7.000%, due 05/15/23	101,112	114,195
Series 1534, Class Z 5.000%, due 06/15/23	107,047	116,295
Series 1548, Class Z 7.000%, due 07/15/23	74,123	83,743
Series 1562, Class Z 7.000%, due 07/15/23	128,330	145,882
Series 1694, Class Z 6.500%, due 03/15/24	53,938	61,001
Series 2061, Class Z 6.500%, due 06/15/28	197,446	220,362
Series 2400, Class FQ 0.660%, due 01/15/32[3]	131,018	131,617
Series 2764, Class LZ 4.500%, due 03/15/34	1,710,837	1,822,274
Series 2764, Class ZG 5.500%, due 03/15/34	4,419,131	4,827,583
Series 2835, Class JZ 5.000%, due 08/15/34	950,581	1,023,927
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	6,735,128
Series 2983, Class TZ 6.000%, due 05/15/35	5,108,834	5,676,374
Series 3149, Class CZ 6.000%, due 05/15/36	5,807,145	6,443,939
Series G23, Class KZ 6.500%, due 11/25/23	95,854	108,009

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series T-054, Class 2A 6.500%, due 02/25/43	768,700	$909,265
Series T-058, Class 2A 6.500%, due 09/25/43	2,819,287	3,207,746
Series T-075, Class A1 0.198%, due 12/25/36[3]	1,355,923	1,346,243
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.614%, due 08/25/35[3]	87,393	82,506
FNMA REMIC, Series 1991-065, Class Z 6.500%, due 06/25/21	4,006	4,315
Series 1992-040, Class ZC 7.000%, due 07/25/22	13,121	14,659
Series 1992-129, Class L 6.000%, due 07/25/22	5,933	6,513
Series 1993-037, Class PX 7.000%, due 03/25/23	16,024	18,109
Series 1993-060, Class Z 7.000%, due 05/25/23	87,980	98,210
Series 1993-070, Class Z 6.900%, due 05/25/23	13,602	15,348
Series 1993-096, Class PZ 7.000%, due 06/25/23	78,032	87,171
Series 1993-160, Class ZB 6.500%, due 09/25/23	28,922	32,282
Series 1993-163, Class ZB 7.000%, due 09/25/23	7,699	8,766
Series 1998-066, Class FG 0.458%, due 12/25/28[3]	59,586	59,520
Series 1999-W4, Class A9 6.250%, due 02/25/29	429,298	483,963
Series 2000-034, Class F 0.608%, due 10/25/30[3]	9,018	9,002
Series 2002-080, Class A1 6.500%, due 11/25/42	1,371,382	1,585,508
Series 2003-064, Class AH 6.000%, due 07/25/33	5,136,522	5,706,465
Series 2003-W8, Class 2A 7.000%, due 10/25/42	67,584	77,691
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	1,025,895	1,163,110
Series 2004-W8, Class 2A 6.500%, due 06/25/44	1,397,715	1,617,405
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,768,305	1,908,346
Series 2005-116, Class TZ 5.500%, due 01/25/36	7,075,142	7,713,135
Series 2005-120, Class ZU 5.500%, due 01/25/36	6,917,420	7,552,757
Series 2006-065, Class GD 6.000%, due 07/25/26	2,198,283	2,470,507
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
GNMA REMIC, Trust Series 2000-009, Class FG 0.759%, due 02/16/30[3]	85,625	$86,658
Trust Series 2002-031, Class FW 0.559%, due 06/16/31[3]	89,882	90,627
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	11,252,304	12,675,068
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	7,793,884	8,843,930
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.650%, due 09/25/35[3]	1,221,637	1,229,845
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.507%, due 01/19/35[3]	98,536	72,835
Series 2005-4, Class 3A1 2.743%, due 07/19/35[3]	525,137	458,739
Housing Security, Inc., Series 1992-8, Class B 2.626%, due 06/25/24[3]	116,300	117,877
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A1A 5.397%, due 05/15/45	7,781,625	8,494,469
Series 2006-LDP9, Class A1A 5.257%, due 05/15/47	8,476,305	9,077,427
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1 3.389%, due 02/25/35[3]	18,714	19,319
Series 2006-A4, Class 2A2 2.447%, due 06/25/36[3]	916,131	829,129
Series 2005-A8, Class 1A1 5.087%, due 11/25/35[3]	3,064,846	2,955,057
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.550%, due 01/20/17[3]	90,248	91,386
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[5]	1,244,519	1,289,273
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.368%, due 04/25/46[3]	1,616,695	829,195
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.608%, due 12/25/36[3]	1,361,277	518,310

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	$2,411,205
Sequoia Mortgage Trust, Series 2005-4, Class 2A1 2.635%, due 04/20/35[3]	1,623,313	1,604,372
Series 2007-3, Class 1A1 0.357%, due 07/20/36[3]	473,008	433,400
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	120,836	133,687
Series 2000-20K, Class 1 7.220%, due 11/01/20	179,979	191,846
Series 2002-20K, Class 1 5.080%, due 11/01/22	1,020,324	1,110,330
Series 2003-20I, Class 1 5.130%, due 09/01/23	222,261	239,458
Series 2003-20L, Class 1 4.890%, due 12/01/23	639,275	695,727
Series 2004-P10A, Class 1 4.504%, due 02/10/14	304,814	305,026
Series 2005-20H, Class 1 5.110%, due 08/01/25	1,071,824	1,165,964
Series 2007-20D, Class 1 5.320%, due 04/01/27	3,210,038	3,522,034
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.451%, due 07/25/34[3]	1,039,909	1,035,194
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.817%, due 09/19/32[3]	250,630	242,970
Series 2006-AR3, Class 11A1 0.368%, due 04/25/36[3]	3,586,386	2,626,924
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	1,158,796	1,139,006
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A 5.749%, due 07/15/45[3]	8,208,403	8,988,029
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.538%, due 06/25/42[3]	44,248	41,599
Series 2005-AR1, Class A1A 0.478%, due 01/25/45[3]	117,881	115,664
Series 2005-AR13, Class A1A1 0.448%, due 10/25/45[3]	1,370,237	1,301,843
Series 2005-AR15, Class A1A1 0.418%, due 11/25/45[3]	153,150	142,919
Series 2005-AR2, Class 2A1A 0.468%, due 01/25/45[3]	138,382	133,424
	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2006-AR11, Class 2A 2.463%, due 09/25/46[3]	501,877	$475,209
Series 2006-AR2, Class 2A1 4.342%, due 03/25/36[3]	1,330,751	1,246,638
Series 2006-AR7, Class 3A 2.463%, due 07/25/46[3]	2,101,188	1,967,116
Series 2006-AR9, Class 1A 1.140%, due 08/25/46[3]	1,506,288	1,292,882
Series 2006-AR9, Class 2A 2.463%, due 08/25/46[3]	1,132,361	1,019,330
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 2.618%, due 12/25/33[3]	320,433	321,630
Series 2004-CC, Class A1 2.615%, due 01/25/35[3]	208,021	208,933
Series 2004-DD, Class 2A6 2.615%, due 01/25/35[3]	2,461,743	2,474,298
Series 2006-AR2, Class 2A1 2.628%, due 03/25/36[3]	1,654,451	1,673,318
Series 2006-AR8, Class 1A1 2.633%, due 04/25/36[3]	654,593	651,485
Total collateralized mortgage obligations (cost—$184,382,590)		194,119,989
Asset-backed securities—5.77%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R8, Class M1 0.628%, due 10/25/35[3]	1,000,000	924,342
Black Diamond CLO 2005-1 Delaware Corp. Series 2005-1A, Class A1A 0.495%, due 06/20/17[3,5]	20,331	20,331
BlueMountain CLO Ltd. Series 2005-1A, Class A1F 0.478%, due 11/15/17[3,5]	196,257	195,859
Countrywide Asset-Backed Certificates, 0.408%, due 04/25/36[3]	790,969	771,222
0.338%, due 07/25/36[3]	828,487	805,711
Credit Suisse Mortgage Capital Certificate 2010-UD1 5.758%, due 12/16/49[3,5]	1,113,960	1,219,480
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[6]	641,776	425,199
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 0.980%, due 09/15/29[3]	60,720	55,109

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Asset-backed securities—(continued)
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.409%, due 01/15/22[3,4,5]		7,900,000	$7,891,736
Dryden XXI Leveraged Loan CDO LLC, Series 2008-21A, Class A 1.788%, due 10/17/20[3,5]		3,487,925	3,490,043
Duane Street CLO III Ltd. Series 2006-3A, Class A1 0.492%, due 01/11/21[3,5]		3,027,312	2,998,970
EFS Volunteer LLC, Series 2010-1, Class A1 1.089%, due 10/26/26[3,5]		450,661	452,679
Euro-Galaxy CLO BV, Series 2006-1X, Class A2 0.542%, due 10/23/21[3,7,8]	EUR	3,264,878	4,318,126
First Franklin Mortgage Loan Trust 2005-FFH3, Series 2005-FFH3, Class M2 0.688%, due 09/25/35[3]		1,000,000	927,226
Franklin CLO Ltd. Series 5A, Class A2 0.503%, due 06/15/18[3,5]		4,012,927	3,979,150
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A 0.932%, due 10/18/21[3,5]		2,185,380	2,173,477
Home Equity Asset Trust 2005-2, Series 2005-2, Class M5 1.253%, due 07/25/35[3]		1,000,000	878,605
Inwood Park CDO Ltd. Series 2006-1A, Class A1A 0.462%, due 01/20/21[3,5]		3,369,985	3,350,395
Kingsland I Ltd. Series 2005-1A, Class A1A 0.494%, due 06/13/19[3,5]		474,176	474,032
Landmark VII CDO Ltd. Series 2006-7A, Class A1L 0.514%, due 07/15/18[3,5]		3,336,904	3,312,128
LightPoint Pan-European CLO 2006-1 PLC, Series 2006-1X, Class A 0.550%, due 01/31/22[3,7,8]	EUR	641,915	850,980
Madison Park Funding I Ltd. Series 2005-1A, Class AT 0.509%, due 05/10/19[3,5]		517,393	515,862
Madison Park Funding Ltd. Series 2007-4A, Class A1A 0.466%, due 03/22/21[3,5]		500,000	493,817
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30		158,547	163,328
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2 0.863%, due 12/25/34[3]		1,675,862	1,624,295
	Face amount[1]	Value
Asset-backed securities—(concluded)
New Century Home Equity Loan Trust, Series 2005-D, Class A2D 0.488%, due 02/25/36[3]	2,000,000	$1,701,172
Saxon Asset Securities Trust, Series 2004-1, Class M1 0.953%, due 03/25/35[3]	1,264,406	1,081,645
SLC Student Loan Trust, Series 2008-2, Class A2 0.693%, due 06/15/17[3]	1,404,349	1,404,867
SLM Student Loan Trust, Series 2008-9, Class A 1.739%, due 04/25/23[3]	4,330,962	4,472,554
Stoney Lane Funding I Corp. Series 2007-1A, Class A1 0.478%, due 04/18/22[3,8]	1,964,755	1,928,810
Structured Asset Securities Corp., Series 2005-WF1, Class M1 0.818%, due 02/25/35[3]	282,309	264,911
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-7XS, Class 2A1A 1.670%, due 04/25/35[3]	106,354	102,898
Total asset-backed securities (cost—$52,957,567)		53,268,959
Corporate notes—24.15%
Airlines—0.88%
American Airlines 2013-2, Class A Pass Through Trust 4.950%, due 01/15/23[8]	3,202,321	3,410,472
Continental Airlines 2012-2, Class A Pass Through Trust 4.000%, due 10/29/24	1,600,000	1,600,000
Continental Airlines Pass Through Trust 2009-2, Series A 7.250%, due 11/10/19	165,215	187,933
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19	2,677,583	2,891,790
		8,090,195
Banking-non-US—4.42%
Banco Bradesco SA 2.339%, due 05/16/14[3,5]	4,100,000	4,100,000
Banco do Brasil SA 3.875%, due 10/10/22	2,200,000	1,892,000
Banco Mercantil del Norte SA 4.375%, due 07/19/15[5]	1,800,000	1,874,250
Banco Santander Brasil SA 2.343%, due 03/18/14[3,8]	4,200,000	4,200,193
4.250%, due 01/14/16[5,9]	3,500,000	3,587,500
DNB Bank ASA 3.200%, due 04/03/17[5]	4,900,000	5,150,635

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Eksportfinans ASA 0.890%, due 06/16/15	JPY	100,000,000	$937,194
1.600%, due 03/20/14	JPY	2,000,000	19,570
2.000%, due 09/15/15		1,100,000	1,085,150
2.375%, due 05/25/16		900,000	887,850
2.875%, due 11/16/16	CHF	100,000	112,612
3.000%, due 11/17/14		300,000	302,100
5.500%, due 05/25/16[9]		800,000	845,200
5.500%, due 06/26/17		400,000	424,000
Export-Import Bank of Korea 1.250%, due 11/20/15		600,000	601,954
4.375%, due 09/15/21		1,300,000	1,377,714
5.000%, due 04/11/22[9]		4,200,000	4,643,478
5.125%, due 06/29/20		400,000	446,724
5.875%, due 01/14/15		2,600,000	2,727,400
ICICI Bank Ltd. 5.000%, due 01/15/16[7]		2,500,000	2,627,425
5.500%, due 03/25/15[5]		1,800,000	1,867,104
LBG Capital No.1 PLC 8.500%, due 12/17/21[3,5,10]		400,000	426,983
Royal Bank of Scotland PLC MTN 9.500%, due 03/16/22[3,7]		600,000	701,700
			40,838,736
Banking-US—2.48%
Aviation Capital Group Corp. 6.750%, due 04/06/21[8]		1,200,000	1,316,334
Bank of America Corp. 5.750%, due 12/01/17		500,000	569,436
7.625%, due 06/01/19		3,700,000	4,581,662
CIT Group, Inc. 4.750%, due 02/15/15[5]		1,800,000	1,854,000
5.250%, due 04/01/14[5,9]		2,500,000	2,517,500
JPMorgan Chase Bank N.A. 0.574%, due 06/13/16[3]		400,000	397,502
0.997%, due 05/31/17[3]	EUR	4,400,000	5,837,964
4.375%, due 11/30/21[3,7]	EUR	500,000	704,021
5.875%, due 06/13/16		1,100,000	1,220,164
6.000%, due 10/01/17		3,400,000	3,898,991
			22,897,574
Diversified financials—2.41%
American Express Co. 6.800%, due 09/01/66[3]		3,800,000	4,089,750
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust 5.125%, due 11/30/22[5]		563,158	584,276
Goldman Sachs Group, Inc. 0.637%, due 07/22/15[3]		300,000	299,805
0.696%, due 03/22/16[3]		1,200,000	1,195,013
0.742%, due 01/12/15[3]		1,100,000	1,100,065
3.700%, due 08/01/15		1,700,000	1,769,991
5.950%, due 01/18/18		3,200,000	3,643,200
	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[11]	1,900,000	$408,500
1.000%, due 12/30/16[11]	900,000	193,500
1.000%, due 01/24/49[11]	4,500,000	990,000
Merrill Lynch & Co. MTN 6.875%, due 04/25/18	6,700,000	7,989,891
		22,263,991
Electric-generation—0.70%
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, due 06/17/14[5]	6,278,000	6,395,510
6.250%, due 06/17/14[7]	100,000	101,872
		6,497,382
Electric-integrated—1.00%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[5]	200,000	212,000
Puget Energy, Inc. 6.500%, due 12/15/20	7,600,000	8,979,696
		9,191,696
Finance-captive automotive—0.59%
Bank of America NA 0.543%, due 06/15/17[3]	3,500,000	3,425,282
Denali Borrower LLC/ Denali Finance Corp. 5.625%, due 10/15/20[5,8,9]	1,800,000	1,797,750
International Lease Finance Corp. MTN 5.650%, due 06/01/14	200,000	202,750
		5,425,782
Finance-non-captive diversified—1.24%
Ford Motor Credit Co. LLC 2.750%, due 05/15/15	1,025,000	1,049,827
4.250%, due 02/03/17	4,100,000	4,402,695
8.000%, due 06/01/14	1,100,000	1,126,235
8.000%, due 12/15/16	600,000	707,700
8.700%, due 10/01/14	4,000,000	4,211,476
		11,497,933
Financial services—4.23%
Ally Financial, Inc. 3.439%, due 02/11/14[3]	1,100,000	1,100,418
3.645%, due 06/20/14[3]	2,900,000	2,928,217
4.500%, due 02/11/14	2,300,000	2,301,150
4.625%, due 06/26/15	2,700,000	2,798,253
8.300%, due 02/12/15	500,000	531,875
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[5]	1,000,000	1,205,284
Citigroup, Inc. 1.250%, due 01/15/16	200,000	200,923
1.941%, due 05/15/18[3]	300,000	311,283
4.587%, due 12/15/15	400,000	426,696

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Financial services—(concluded)
5.500%, due 10/15/14		112,000	$115,833
6.125%, due 11/21/17		600,000	691,402
8.500%, due 05/22/19		2,400,000	3,088,567
HSBC Finance Corp. 6.676%, due 01/15/21		1,400,000	1,629,243
JPMorgan Chase & Co. 4.250%, due 10/15/20		3,500,000	3,748,808
4.400%, due 07/22/20		600,000	648,408
6.300%, due 04/23/19		400,000	473,102
Morgan Stanley 7.300%, due 05/13/19		3,270,000	3,994,191
Morgan Stanley MTN 6.000%, due 04/28/15		3,100,000	3,292,612
SLM Corp. MTN 6.250%, due 01/25/16		8,400,000	9,030,000
8.450%, due 06/15/18		500,000	579,375
			39,095,640
Gaming—0.12%
MGM Resorts International 6.625%, due 07/15/15		100,000	106,750
7.500%, due 06/01/16		870,000	972,225
			1,078,975
Insurance—1.51%
American International Group, Inc. 6.765%, due 11/15/17	GBP	773,000	1,474,598
8.175%, due 05/15/58[3]		6,400,000	7,952,000
8.250%, due 08/15/18		1,200,000	1,507,304
Progressive Corp. 6.700%, due 06/15/37[3]		2,800,000	3,031,000
			13,964,902
Media—0.62%
British Sky Broadcasting Group PLC 6.100%, due 02/15/18[5]		1,000,000	1,146,759
DISH DBS Corp. 7.750%, due 05/31/15		300,000	324,750
7.125%, due 02/01/16		700,000	770,000
Time Warner Cable, Inc. 5.850%, due 05/01/17		200,000	219,663
7.300%, due 07/01/38		2,500,000	2,591,672
6.750%, due 06/15/39		700,000	681,381
			5,734,225
Media-cable—0.19%
Time Warner Entertainment Co. LP 8.375%, due 03/15/23		1,500,000	1,794,264
Medical providers—0.99%
HCA, Inc. 6.500%, due 02/15/20		8,314,000	9,166,185
Oil & gas—0.82%
Encana Corp. 6.500%, due 05/15/19		1,400,000	1,654,947
	Face amount[1]	Value
Corporate notes—(concluded)
Oil & gas—(concluded)
Pioneer Natural Resources Co. 5.875%, due 07/15/16	1,535,000	$1,699,764
Southwestern Energy Co. 7.500%, due 02/01/18	3,506,000	4,191,637
		7,546,348
Oil services—0.20%
BP Capital Markets PLC 3.625%, due 05/08/14	200,000	201,663
El Paso Corp. 7.000%, due 06/15/17	1,241,000	1,403,361
TNK-BP Finance SA 7.875%, due 03/13/18[7]	200,000	228,000
		1,833,024
Special purpose entity—0.94%
CC Holdings GS V LLC/ Crown Castle GS III Corp. 3.849%, due 04/15/23	4,000,000	3,850,508
IPIC GMTN Ltd. 3.125%, due 11/15/15[5]	2,000,000	2,064,000
Murray Street Investment Trust I 4.647%, due 03/09/17[6]	2,600,000	2,809,563
		8,724,071
Steel producers/products—0.11%
CSN Resources SA 6.500%, due 07/21/20[5]	900,000	891,000
GTL Trade Finance, Inc. 7.250%, due 10/20/17[5]	100,000	111,000
		1,002,000
Telecommunications—0.05%
Sprint Nextel Corp. 6.000%, due 12/01/16	400,000	433,000
Tobacco—0.49%
Imperial Tobacco Finance PLC 3.500%, due 02/11/23[8]	4,755,000	4,539,123
Transportation services—0.16%
Empresa de Transporte de Pasajeros Metro SA 4.750%, due 02/04/24[8]	1,500,000	1,507,500
Total corporate notes (cost—$215,532,163)		223,122,546
Loan assignments—0.28%
Health care—0.28%
Biomet, Inc. Term Loan B1 3.160%, due 03/25/15	465,390	468,006
Davita, Inc. Term Loan B2 0.040%, due 11/01/19	2,079,000	2,092,409
Total loan assignments (cost—$2,523,374)		2,560,415

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Non-US government obligations—4.21%
Brazil Letras do Tesouro Nacional 7.841%, due 01/01/17[12]	BRL	34,300,000	$9,921,094
Emirate of Abu Dhabi 6.750%, due 04/08/19[5]		2,300,000	2,783,000
Mexico Government International Bond 6.050%, due 01/11/40		1,600,000	1,712,000
Notas do Tesouro Nacional 10.000%, due 01/01/17	BRL	30,975,000	11,947,808
10.000%, due 01/01/21	BRL	580,000	205,845
10.000%, due 01/01/23	BRL	581,000	199,416
Republic of Korea 7.125%, due 04/16/19		400,000	492,056
Slovenia Government International Bond 4.700%, due 11/01/16[8]	EUR	3,300,000	4,652,815
State of Qatar 4.000%, due 01/20/15[8]		4,300,000	4,429,000
5.250%, due 01/20/20[5]		2,100,000	2,362,500
6.400%, due 01/20/40[5]		200,000	231,000
Total non-US government obligations (cost—$45,047,872)			38,936,534
Municipal bonds and notes—2.32%
Education—1.01%
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19		300,000	342,375
Los Angeles Unified School District Refunding, Series A-1 4.500%, due 07/01/25		3,200,000	3,467,616
4.500%, due 01/01/28		3,800,000	4,042,972
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25		100,000	111,576
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 0.000%, due 01/01/21[12]		1,600,000	1,318,376
			9,282,915
General obligation—0.35%
California State (Build America Bonds) 7.500%, due 04/01/34		1,400,000	1,887,004
Cook County Build America Bonds (Recovery Zone Economic Development) 6.360%, due 11/15/33		1,200,000	1,291,212
Denver Arena Trust Revenue Note 6.940%, due 11/15/198		90,550	92,725
			3,270,941
	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Tobacco—0.06%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	$396,890
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	195,514
		592,404
Transportation—0.68%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,500,000	1,921,185
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,524,545
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	838,691
		6,284,421
Utilities—0.22%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	109,833
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,898,390
		2,008,223
Total municipal bonds and notes (cost—$18,265,173)		21,438,904
	Number of shares
Preferred stock[13]—0.80%
Commercial banks—0.80%
Wells Fargo & Co. (cost—$3,810,820)	6,400	7,408,000
	Face amount[1]
Certificates of deposit—1.71%
Banking-non-US—1.71%
Banco do Brasil SA 0.010%, due 03/27/14[14] (cost—$15,769,591)	15,800,000	15,769,591

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Short-term non-US government obligations—0.78%
Mexico Cetes 3.373%, due 03/13/14[12]	MXN	5,471,000	$407,568
3.292%, due 03/27/14[12]	MXN	362,000,000	2,693,373
3.441%, due 05/15/14[12]	MXN	4,829,000	357,506
3.345%, due 06/26/14[12]	MXN	510,000,000	3,759,258
Total short-term non-US government obligations (cost—$7,411,261)			7,217,705
Short-term US government obligation[14]—0.00%
US Treasury Bills 0.005%, due 02/06/14[2] (cost—$31,000)		31,000	31,000
Repurchase agreements—1.48%
Repurchase agreement dated 01/31/14 with Credit Suisse Securities (USA) LLC, 0.040% due 02/03/14, collateralized by $12,878,000 US Treasury Note, 2.125% due 01/31/21; (value—$12,878,000); proceeds: $12,600,042		12,600,000	12,600,000
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $592,310 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $601,648 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$1,100,580); proceeds: $1,079,000		1,079,000	1,079,000
Total repurchase agreements (cost—$13,679,000)			13,679,000
	Number of contracts	Value
Options purchased††—0.00%
Call options purchased††—0.00%
Eurodollar Futures, strike @ 99.75, expires 12/15/14 (cost—$10,670)	125	$7,812
	Number of shares
Investment of cash collateral from securities loaned—0.46%
Money market fund—0.46%
UBS Private Money Market Fund LLC[15] (cost—$4,280,960)	4,280,960	4,280,960
Total investments before investments sold short (cost—$930,459,906)—102.56%		947,654,858
	Face amount[1]
Investment sold short—(0.06)%
FNMA TBA* 4.500% (Proceeds—$529,063)	(500,000)	(536,406)
Liabilities in excess of other assets—(2.50)%		(23,077,003)
Net assets—100.00%		$924,041,449

For a listing of defined portfolio acronyms, currency type abbreviation and counterparty acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$35,842,178
Gross unrealized depreciation	(18,647,226)
Net unrealized appreciation	$17,194,952

Written options

Number of contracts	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation
125	Eurodollar Futures, strike @ 99.00	12/15/14	$13,130	$(7,812)	$5,318

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Written options—(concluded)

Written options activity for the six months ended January 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2013	—	$—
Options written	717	296,606
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	(592)	(283,476)
Options outstanding at January 31, 2014	125	$13,130

Written swaptions8

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	2,800	3 Month USD LIBOR Interest Rate Swap, strike @ 1.300%; terminating 02/26/19	DB	Pay	02/24/14	$4,130	$(90)	$4,040
USD	9,600	3 Month USD LIBOR Interest Rate Swap, strike @ 2.650%; terminating 03/05/24	CITI	Pay	03/03/14	42,205	(14,563)	27,642
USD	16,900	3 Month USD LIBOR Interest Rate Swap, strike @ 2.800%; terminating 04/16/14	DB	Pay	04/14/14	55,770	(137,752)	(81,982)
						$102,105	$(152,405)	$(50,300)
		Put swaptions written
USD	2,800	3 Month USD LIBOR Interest Rate Swap, strike @ 1.900%; terminating 02/26/19	DB	Pay	02/24/14	$10,080	$(1,996)	$8,084
USD	9,600	3 Month USD LIBOR Interest Rate Swap, strike @ 3.100%; terminating 03/05/24	CITI	Pay	03/03/14	107,800	(12,019)	95,781
USD	16,900	3 Month USD LIBOR Interest Rate Swap, strike @ 3.450%; terminating 04/16/14	DB	Pay	04/14/14	101,400	(21,717)	79,683
						$219,280	$(35,732)	$183,548
						$321,385	$(188,137)	$133,248

Swaptions activity for the six months ended January 31, 2014 was as follows:

Premiums received
Swaptions outstanding at July 31, 2013	$—
Swaptions written	454,413
Swaptions terminated in closing purchase transactions	—
Swaptions expired prior to exercise	(133,028)
Swaptions outstanding at January 31, 2014	$321,385

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
119	USD	US Treasury Note 10 Year Futures	March 2014	$14,910,487	$14,964,250	$53,763
Interest rate futures buy contracts:
1,201	USD	90-Day Eurodollar Futures	June 2016	295,754,243	295,581,112	(173,131)
329	USD	90-Day Eurodollar Futures	September 2016	80,937,509	80,748,938	(188,571)
				$391,602,239	$391,294,300	$(307,939)
				Proceeds
US Treasury futures sell contracts:
196	USD	US Long Bond Futures	March 2014	$25,690,936	$26,184,375	$(493,439)
29	USD	US Ultra Long Bond Futures	March 2014	3,955,980	4,170,563	(214,583)
Interest rate futures sell contracts:
27	USD	30-Year Interest Rate Swap Futures	March 2014	2,657,143	2,759,062	(101,919)
				$32,304,059	$33,114,000	$(809,941)
						$(1,117,880)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	706,000	USD	631,603	02/04/14	$13,747
BB	AUD	5,565,000	USD	4,889,570	03/04/14	28,542
BB	BRL	32,983,852	USD	13,594,301	02/04/14	(73,513)
BB	BRL	32,983,852	USD	13,782,322	03/06/14	221,973
BB	GBP	1,218,000	USD	1,992,883	03/12/14	(8,849)
BB	JPY	938,500,000	USD	8,905,053	02/18/14	(281,200)
BB	USD	4,898,797	AUD	5,565,000	02/04/14	(28,586)
BB	USD	13,882,093	BRL	32,983,852	02/04/14	(214,279)
BNP	MXN	9,433,881	USD	722,737	03/27/14	20,180
BNP	MXN	32,325,478	USD	2,458,211	06/26/14	68,150
CITI	AUD	4,859,000	USD	4,268,466	02/04/14	16,112
CITI	CAD	4,989,000	USD	4,700,772	03/20/14	226,051
CITI	EUR	12,815,000	USD	17,642,013	02/04/14	358,429
CITI	JPY	14,200,000	USD	136,233	02/18/14	(2,760)
CITI	USD	4,436,793	CAD	4,956,000	03/20/14	8,330
CITI	USD	9,361,442	JPY	975,700,000	02/18/14	188,934
CSI	BRL	7,744,043	USD	3,191,709	02/04/14	(17,260)
CSI	BRL	7,744,043	USD	3,245,141	03/06/14	61,404
CSI	EUR	12,815,000	USD	17,504,841	03/04/14	221,129
CSI	USD	3,268,908	BRL	7,744,043	02/04/14	(59,939)
CSI	USD	17,505,290	EUR	12,815,000	02/04/14	(221,706)
DB	MXN	5,427,430	USD	417,671	03/13/14	13,038
DB	MXN	4,760,695	USD	364,595	05/15/14	11,421
DB	USD	10,400,000	CNY	62,712,000	01/28/15	(89,408)
DB	USD	1,100,000	CNY	6,523,000	04/07/16	(34,620)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
GSCM	CNY	62,712,000	USD	9,847,990	01/28/15	$(462,602)
HSBC	JPY	136,400,000	USD	1,373,592	02/18/14	38,477
JPMCB	CNY	41,302,100	USD	6,423,344	04/07/16	(322,390)
JPMCB	USD	5,860,000	CNY	34,779,100	04/07/16	(179,646)
MSC	BRL	58,399,961	USD	24,839,397	02/04/14	639,683
MSC	BRL	10,896,066	USD	4,551,216	03/06/14	71,616
MSC	MXN	44,262,604	USD	3,366,362	06/26/14	93,700
MSC	USD	7,406,022	BRL	17,672,066	02/04/14	(83,089)
MSC	USD	16,786,009	BRL	40,727,895	02/04/14	90,773
						$311,842

Interest rate swaps

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Payments received by the Portfolio[16]	Upfront payments made	Value	Unrealized depreciation
BOA	BRL	24,100	01/02/17	Brazil CETIP Interbank Deposit Rate	8.600%	$—	$(847,108)	$(847,108)
BOA	BRL	14,200	01/02/17	Brazil CETIP Interbank Deposit Rate	8.860	(131,834)	(418,748)	(550,582)
HSBC	BRL	10,200	01/02/17	Brazil CETIP Interbank Deposit Rate	8.645	(8,125)	(352,618)	(360,743)
						$(139,959)	$(1,618,474)	$(1,758,433)

Credit default swaps on corporate issues—buy protection17

Counterparty	Referenced obligations[18]	Notional amount (000)		Termination dates	Payments made by the Portfolio[16]	Upfront payments made	Value	Unrealized depreciation
BB	Macy's Retail Holdings, Inc. bond, 7.875%, due 07/15/15	USD	1,643	09/20/15	7.150%	$—	$(203,312)	$(203,312)
CITI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	2,200	12/20/16	1.000	(216,530)	(33,555)	(250,085)
GSI	Credit Agricole bond, 5.065%, due 08/10/22	EUR	1,400	12/20/16	1.000	(141,292)	(21,353)	(162,645)
						$(357,822)	$(258,220)	$(616,042)

Credit default swaps on corporate and sovereign issues—sell protection19

Counterparty	Referenced obligations[18]	Notional amount (000)		Termination dates	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[20]
BB	BP Capital Markets America bond, 4.200%, due 6/15/18	EUR	500	06/20/15	1.000%	$75,252	$9,069	$84,321	0.12%
BB	Federal Republic of Brazil bond, 12.250%, due 03/06/30	USD	5,500	06/20/16	1.000	15,937	(19,698)	(3,761)	1.20

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Credit default swaps on corporate and sovereign issues—sell protection19—(concluded)

Counterparty	Referenced obligations[18]	Notional amount (000)		Termination dates	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[20]
BB	Italy Republic bond, 1.000% due 6/20/17	EUR	1,400	06/20/17	1.000%	$174,788	$(9,558)	$165,230	1.19%
BOA	Italy Republic bond, 1.000%, due 06/20/17	EUR	1,000	06/20/17	3.000	126,287	(6,828)	119,459	1.19
BOA	Lloyds TSB Bank PLC, 3.375%, due 04/15/20	EUR	3,600	09/20/17	3.000	(20,302)	441,681	421,379	0.58
CITI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	200	06/20/15	5.000	(3,642)	14,828	11,186	0.12
CITI	El Paso Corp. bond, 6.875%, due 06/15/14	USD	1,800	03/20/14	5.000	88,920	22,337	111,257	0.17
CSI	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	1,200	06/20/15	5.000	(18,409)	88,967	70,558	0.12
CSI	Citigroup Inc. bond, 1.000%, due 09/20/17	USD	8,100	09/20/14	1.000	30,192	48,507	78,699	0.25
DB	BP Capital Markets America bond, 4.200%, due 06/15/18	USD	700	06/20/15	5.000	(24,474)	51,897	27,423	0.12
DB	Lloyds TSB Bank PLC bond, 3.375%, due 04/15/20	EUR	2,900	09/20/17	3.000	(20,750)	355,799	335,049	0.58
GSI	Citigroup Inc. bond, 6.125%, due 05/15/18	USD	600	12/20/18	1.000	(4,209)	3,146	(1,063)	0.91
MSCI	China International Government bond, 4.750%, due 10/29/13	USD	4,100	09/20/16	1.000	17,807	57,611	75,418	0.51
						$437,397	$1,057,758	$1,495,155

Centrally cleared credit default swaps—buy protection17

Referenced obligations[18]	Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Value	Unrealized depreciation
iTraxx Europe Crossover Series 17	EUR	1,862	06/20/17	5.000%	$(256,839)	$(140,507)

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Payments received by the Portfolio[16]	Value	Unrealized appreciation (depreciation)
AUD	91,000	06/18/19	6 Month AUD LIBOR	4.000%	$728,315	$880,089
EUR	29,000	08/08/23	6 Month EUR EURIBOR	2.923	(354,869)	(354,869)
EUR	4,800	03/19/24	6 Month EUR EURIBOR	2.250	(195,582)	(206,048)
JPY	1,300,000	09/18/23	6 Month JPY LIBOR	1.000	(296,473)	(283,012)
USD	51,800	03/21/23	3 Months USD LIBOR	3.000	(2,133,182)	(1,150,155)
					$(2,251,791)	$(1,113,995)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$325,874,943	$—	$325,874,943
Government national mortgage association certificates	—	44,022	—	44,022
Federal home loan mortgage corporation certificates	—	67,762	1,359,508	1,427,270
Federal housing administration certificates	—	—	19,806	19,806
Federal national mortgage association certificates	—	38,401,407	45,995	38,447,402
Collateralized mortgage obligations	—	194,028,603	91,386	194,119,989
Asset-backed securities	—	53,268,959	—	53,268,959
Corporate notes	—	223,122,546	—	223,122,546
Loan assignments	—	2,560,415	—	2,560,415
Non-US government obligations	—	38,936,534	—	38,936,534
Municipal bonds and notes	—	21,438,904	—	21,438,904
Preferred stock	7,408,000	—	—	7,408,000
Certificates of deposit	—	15,769,591	—	15,769,591
Short-term non-US government obligations	—	7,217,705	—	7,217,705
Short-term US government obligation	—	31,000	—	31,000
Repurchase agreements	—	13,679,000	—	13,679,000
Options purchased	7,812	—	—	7,812
Investment of cash collateral from securities loaned	—	4,280,960	—	4,280,960
US government agency securities sold short	—	(536,406)	—	(536,406)
Written options	(7,812)	—	—	(7,812)
Written swaptions	—	(188,137)	—	(188,137)
Futures contracts, net	(1,117,880)	—	—	(1,117,880)
Forward foreign currency contracts, net	—	311,842	—	311,842
Swap agreements, net	—	(3,327,566)	—	(3,327,566)

At January 31, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2014:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,407,434	$21,003	$53,945	$115,797	$1,598,179
Purchases	—	—	—	—	—
Sales	(31,099)	—	—	(22,562)	(53,661)
Accrued discounts/(premiums)	—	(1,256)	(7,963)	—	(9,219)
Total realized gain/(loss)	(19)	(67)	—	—	(86)
Net change in unrealized appreciation/depreciation	(16,808)	126	13	(1,849)	(18,518)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending balance	$1,359,508	$19,806	$45,995	$91,386	$1,516,695

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2014, was $(13,415).

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	84.3%
Brazil	5.4
Cayman Islands	3.1
South Korea	1.8
Mexico	1.1
Norway	1.0
Qatar	0.7
United Kingdom	0.6
Slovenia	0.5
India	0.5
United Arab Emirates	0.3
Chile	0.2
Canada	0.2
Venezuela	0.1
Luxembourg	0.1
Guernsey	0.1
British Virgin Islands	0.0 †
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

††  Amount represents less than 0.005%.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2014 and changes periodically.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 8.77% of net assets as of January 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Step bond that converts to the noted fixed rate at a designated future date.

7  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2014, the value of this security amounted to 1.03% of net assets.

8  Illiquid investment as of January 31, 2014.

9  Security, or portion thereof, was on loan at January 31, 2014.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Bond interest in default.

12  Zero coupon bond. The rate shown represents annualized yield at the date of purchase.

13  Non cumulative preferred stock. Convertible until 12/31/49.

14  Rates shown are the discount rates at date of purchase.

15  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$3,121,965	$171,180,520	$170,021,525	$4,280,960	$292

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

16  Payments made/received are based on the notional amount.

17  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

18  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

19  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

20  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 2.86% before the deduction of the maximum PACE Select program fee. (Class P shares returned 1.82% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 2.82%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 2.30%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 62. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio outperformed its benchmark during the reporting period. The primary drivers of performance were contributions from security selection, particularly among select revenue and state general obligation bonds, and a modestly long duration, which proved beneficial as interest rates declined during the reporting period. (Duration measures a portfolio's sensitivity to interest rate changes.) The Portfolio's sector bias toward high-grade essential service revenue bonds detracted from performance, as these credits lagged general obligation issues.

From a sector perspective, our positioning was focused on having an overweight to revenue bonds, based on attractive valuations and their incremental income versus high quality general obligation and pre-refunded issues. This revenue sector positioning produced mixed results, as the sector outperformed low yielding, US Treasury-backed pre-refunded bonds, but did not keep pace with general obligation bonds, notably those from Illinois and California. Within the revenue sector, higher quality essential service water and sewer and utility bonds generated relatively weak performance. This detracted from results given the Portfolio's overweight position. In contrast, security selection among other revenue securities was rewarded, fueled by our favorable results among hospital, special tax and airport securities.

As the US economy continued to emerge from "the Great Recession," key revenue sources for states, namely personal income taxes and sales taxes, rebounded as well. We maintained a tactical overweight position to Illinois

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

state general obligation bonds. This positioning contributed to results, as did security selection of these bonds, amidst a backdrop of growing investor confidence due to recent actions to improve its pension funding and maintain fiscal discipline. From a quality perspective, an overweight to investment grade A-rated revenue bonds contributed to performance, as their returns bested the higher-grade and lower yielding AAA-rated and AA-rated bonds.

The impact from duration and yield curve posturing on the Portfolio was mixed during the reporting period. Coming off a broad-based market sell-off in mid-2013 that drove yields significantly higher, municipal interest rates reversed course and decreased throughout most of the six-month reporting period. Against this backdrop, an overall duration posture that was slightly longer than that of the benchmark contributed to returns. However, yield curve positioning, was a modest detractor from results, driven by an underweight to 10- to 15-year bonds, as those credits outperformed shorter duration and less rate sensitive three- to six-year maturity securities.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	2.65%	(0.55)%	4.16%	3.32%
Class C2	2.38%	(1.05)%	3.64%	2.80%
Class Y3	2.77%	(0.29)%	4.43%	3.58%
Class P4	2.86%	(0.22)%	4.43%	3.58%
After deducting maximum sales charge or PACE Select program fee
Class A1	(1.99)%	(5.05)%	3.21%	2.85%
Class C2	1.63%	(1.77)%	3.64%	2.80%
Class P4	1.82%	(2.20)%	2.36%	1.52%
Barclays US Municipal 3-15 Year Blend Index[5]	2.82%	0.09%	4.73%	4.38%
Lipper Intermediate Municipal Debt Funds median	2.30%	(0.71)%	4.45%	3.48%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (6.39)%; 5-year period, 3.75%; 10-year period, 2.73%; Class C—1-year period, (3.15)%; 5-year period, 4.17%; 10-year period, 2.68%; Class Y—1-year period, (1.70)%; 5-year period, 4.97%; 10-year period, 3.44%; Class P—1-year period, (3.57)%; 5-year period, 2.89%; 10-year period, 1.40%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—0.93% and 0.90%; Class C—1.44% and 1.40%; Class Y—0.72% and 0.65%; and Class P—0.70% and 0.65%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) could not exceed Class A—0.90%; Class C—1.40%; Class Y—0.65%; and Class P—0.65%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Weighted average duration	4.8 yrs.
Weighted average maturity	8.1 yrs.
Average coupon	5.03%
Net assets (mm)	$382.6
Number of holdings	160
Portfolio composition[1]	01/31/14
Municipal bonds and notes	99.8%
Tax-free money market fund	0.1
Cash equivalents and other assets less liabilities	0.1
Total	100.0%
Sectors[1]	01/31/14
Revenue	64.1%
General obligations	20.8
Lease revenue/special revenue	14.9
Pre-refunded	0.2
Total	100.0%
Top five states[1]	01/31/14
California	14.4%
Illinois	13.6
New York	9.8
Florida	7.1
Washington	6.9
Total	51.8%
Quality diversification[1]	01/31/14
AAA and agency backed securities	8.1%
AA	51.7
A	31.7
BBB	2.5
Non-rated	5.8
Tax-free money market fund	0.1
Cash equivalents and other assets less liabilities	0.1
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Municipal bonds and notes—99.84%
Alabama—0.57%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,165,099
Alaska—0.58%
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,216,960
Arizona—0.45%
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,704,855
California—14.43%
California State 5.000%, due 03/01/17	2,000,000	2,178,280
5.000%, due 08/01/19	3,000,000	3,361,590
5.000%, due 09/01/23	1,000,000	1,169,560
5.000%, due 09/01/25	1,725,000	1,941,677
5.250%, due 10/01/20	1,000,000	1,182,820
5.500%, due 04/01/21	3,000,000	3,546,840
California State Department of Water Resources Power Supply Revenue Series H (AGM Insured) 5.000%, due 05/01/22	1,400,000	1,610,154
Series L 5.000%, due 05/01/17	1,000,000	1,143,380
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,551,130
California State Kindergarten, Series A4, 0.030%, due 05/01/34[1]	1,400,000	1,400,000
California State Public Works Board Lease Revenue (Judicial Council Project), Series A 5.000%, due 03/01/24	1,750,000	1,993,145
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,539,730
St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,745,790
Los Angeles Department of Airports (Los Angeles International Airport), Series A 5.000%, due 05/15/32[2]	2,000,000	2,112,440
Los Angeles Department of Water & Power Revenue Power Systems— Series B 5.000%, due 07/01/25	5,000,000	5,777,300
	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
North Natomas Community Facilities District No. 4 Special Tax Series E 5.000%, due 09/01/19	$1,385,000	$1,581,615
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A, 5.000%, due 07/01/28	1,845,000	2,011,474
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes) 5.000%, due 08/15/29	1,000,000	1,093,580
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,819,200
San Francisco City and County Airports Community International Airport Revenue San Francisco International Airport 5.000%, due 05/01/17[2]	3,715,000	4,195,795
Stockton Unified School District 5.000%, due 07/01/23	1,270,000	1,420,114
University of California Revenue Series AF 5.000%, due 05/15/24	2,500,000	2,961,175
Series Q 5.250%, due 05/15/23	2,500,000	2,862,825
		55,199,614
Colorado—3.24%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	1,500,000	1,615,950
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[2]	2,500,000	2,978,650
Subseries A 5.500%, due 11/15/26[2]	7,000,000	7,817,670
		12,412,270
Connecticut—0.13%
Connecticut State Health & Educational Facilities Authority Revenue (Yale University), Series Y-2, 0.030%, due 07/01/35[1]	500,000	500,000
District of Columbia—0.60%
Metropolitan Washington, Airport Authority Airport System Revenue, Series A 5.000%, due 10/01/22[2]	2,000,000	2,297,440

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Florida—7.07%
Broward Port Facilities Revenue Refunding Series B 5.000%, due 09/01/21[2]	$2,000,000	$2,242,520
Citizens Property Insurance Corp. Senior Secured Coastal Series A-1 5.000%, due 06/01/19	2,000,000	2,296,380
Citizens Property Insurance Corp. Senior Secured High Risk Account 5.500%, due 06/01/17	2,835,000	3,245,962
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Series A 5.000%, due 07/01/16	1,500,000	1,656,960
Florida State Board of Education Lottery Revenue Refunding Series C 5.000%, due 07/01/16	1,000,000	1,109,490
Series E 5.000%, due 07/01/19	1,000,000	1,177,430
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,796,445
5.250%, due 10/01/21	2,000,000	2,236,320
Florida Turnpike Authority Revenue Series A 5.000%, due 07/01/25	3,000,000	3,475,710
JEA Electric System Revenue, Series A 5.000%, due 10/01/24[3]	1,200,000	1,382,364
Lakeland Energy System Revenue Refunding Series B (AGM Insured) 5.000%, due 10/01/17	2,000,000	2,289,980
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,057,299
Tampa Solid Waste System Revenue Refunding (AGM Insured) 5.000%, due 10/01/15[2]	1,000,000	1,069,730
		27,036,590
Georgia—1.60%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,373,400
Municipal Electric Authority of Georgia Project One Subseries D 5.750%, due 01/01/19	1,750,000	2,065,035
Private Colleges & Universities Authority of Georgia Emory University Series A 5.000%, due 09/01/16	1,500,000	1,676,175
		6,114,610
	Face amount	Value
Municipal bonds and notes—(continued)
Idaho—0.06%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[2]	$225,000	$225,632
Illinois—13.64%
Chicago O'Hare International Airport Revenue Refunding General Third Lien Series B (NATL-RE Insured) 5.250%, due 01/01/18	1,000,000	1,146,630
Revenue, Series A 5.000%, due 01/01/23[2]	1,150,000	1,254,225
Revenue Refunding General Senior Lien Series A 5.000%, due 01/01/18[2]	2,000,000	2,264,460
Chicago Refunding Series A (AGM Insured) 5.000%, due 01/01/17	2,500,000	2,584,225
Series B (AGM Insured) 5.000%, due 01/01/26	3,500,000	3,552,465
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	6,020,818
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,282,500
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,263,280
Illinois Finance Authority Revenue University of Chicago Series A 5.000%, due 10/01/29	2,440,000	2,685,854
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	545,000	602,105
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,304,556
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,362,637
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	6,115,000	6,843,480
6.000%, due 06/01/28	2,500,000	2,773,000
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,578,850

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	$2,000,000	$2,150,020
State of Illinois, Series A 5.500%, due 07/01/26	3,740,000	4,157,908
University of Illinois, (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,374,920
		52,201,933
Indiana—2.61%
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	3,500,000	3,749,445
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,370,772
Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured) 5.000%, due 01/01/22[2]	2,450,000	2,633,579
Indianapolis Thermal Energy System Refunding (AGM Insured) 5.000%, due 10/01/16	2,000,000	2,219,480
		9,973,276
Kentucky—0.61%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,337,069
Louisiana—1.86%
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,026,909
Tobacco Settlement Funding Corp., (Asset-Backed Refunding Bonds), Series A 5.000%, due 05/15/27	4,000,000	4,108,240
		7,135,149
Massachusetts—6.55%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A, 5.000%, due 06/15/23	2,500,000	2,960,225
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series B 5.250%, due 07/01/21	1,000,000	1,213,800
	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts Educational Financing Authority, (AMT), Series K 5.000%, due 07/01/22[2]	$2,500,000	$2,694,775
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University), Series R, 0.020%, due 11/01/49[1]	2,650,000	2,650,000
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	1,000,000	1,246,520
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,129,230
Massachusetts State College Building Authority Revenue Refunding Series B 5.000%, due 05/01/29	2,500,000	2,781,725
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[2]	1,000,000	1,016,050
Massachusetts State School Building Authority Dedicated Sales Tax Revenue Series B 5.000%, due 08/15/28	3,000,000	3,387,210
Massachusetts State Series B 5.000%, due 08/01/22	5,000,000	5,974,100
		25,053,635
Michigan—3.28%
Detroit Sewer Disposal Revenue Refunding Senior Lien Series C-1 6.500%, due 07/01/24	2,250,000	2,289,285
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,522,275
Michigan State Finance Authority Revenue Refunding (Unemployment Obligation Assessment), Series B 5.000%, due 07/01/21	4,000,000	4,523,760
University of Michigan, Series D-1, 0.020%, due 12/01/24[1]	1,000,000	1,000,000
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series A 5.000%, due 12/01/16[2]	1,500,000	1,651,800
Series D 5.000%, due 12/01/17	510,000	576,912
		12,564,032

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—3.33%
City of Kansas City, Missouri Airport Revenue Series A 5.000%, due 09/01/23[2]	$5,000,000	$5,458,450
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (AGM Insured) 5.000%, due 11/15/16	2,000,000	2,233,560
5.000%, due 11/15/17	2,500,000	2,862,325
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	2,000,000	2,207,920
		12,762,255
Nebraska—1.18%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,502,710
Nevada—1.24%
Las Vegas Valley Water District Refunding & Improvement, Series A 5.000%, due 02/01/17	1,500,000	1,686,120
Las Vegas Valley Water District, Series B 5.000%, due 06/01/25	2,700,000	3,066,174
		4,752,294
New Jersey—2.06%
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[2]	1,000,000	1,095,850
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,673,790
New Jersey State Higher Education Assistance Authority Revenue, Series 1A 5.000%, due 12/01/18[2]	1,000,000	1,116,160
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,804,770
Rutgers State University Revenue, Series J 5.000%, due 05/01/19	1,860,000	2,190,243
		7,880,813
New York—9.81%
Metropolitan Transportation Authority New York Dedicated Tax Fund Subseries B-1 5.000%, due 11/15/29	2,500,000	2,777,750
	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
Metropolitan Transportation Authority Revenue Transportation Series D 5.000%, due 11/15/23	$1,400,000	$1,564,570
Series G 5.000%, due 11/15/18	2,500,000	2,911,650
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	3,500,000	3,918,880
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series HH 5.000%, due 06/15/29	2,500,000	2,751,950
New York City Series B 5.000%, due 08/01/17	1,750,000	1,996,330
Series E 5.000%, due 08/01/24	3,065,000	3,504,214
Series H 5.000%, due 08/01/25	2,990,000	3,411,979
New York City Transitional Finance Authority Future Tax Secured Revenue, Series B 5.000%, due 02/01/23	2,500,000	2,872,925
Subseries I 5.000%, due 05/01/23	2,435,000	2,883,430
New York State Dorm Authority State Personal Income Tax Revenue General Purpose Series C 5.000%, due 03/15/25	2,320,000	2,616,751
New York State Thruway Authority General Revenue Junior Indebtedness, Series A 5.000%, due 05/01/19	3,000,000	3,488,100
New York State Thruway Authority General Revenue—Series I, 5.000%, due 01/01/20	1,500,000	1,758,120
Tobacco Settlement Funding Corp., (Asset-Backed Revenue Bonds), Series B 5.000%, due 06/01/20	1,000,000	1,090,820
		37,547,469
North Carolina—1.50%
North Carolina Capital Improvement Obligations Series C 5.000%, due 05/01/30	1,000,000	1,101,990
University of North Carolina Chapel Hill Revenue, Series A 5.000%, due 12/01/27	2,160,000	2,480,328
Wake County Industrial Facilities & Pollution Control Financing Authority Series E 0.070%, due 10/01/22[1]	2,375,000	2,173,125
		5,755,443

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Ohio—1.89%
American Municipal Power, Inc. 5.250%, due 02/15/25	$2,000,000	$2,204,660
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,426,870
Ohio Air Quality Development Authority Revenue Refunding (Cincinnati Gas Electric), Series A2,[1] 0.335%, due 09/01/37	1,750,000	1,588,125
		7,219,655
Pennsylvania—3.05%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,089,780
Geisinger Authority Health System (Geisinger Health System), Series C 0.030%, due 06/01/41[1]	1,500,000	1,500,000
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue, Series B 5.000%, due 01/01/22	1,750,000	1,972,968
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,280,400
Pennsylvania State Higher Educational Facilities Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,324,650
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	1,000,000	1,137,920
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,359,500
		11,665,218
Puerto Rico—0.64%
Puerto Rico Electric Power Authority Power Revenue, Series TT 5.000%, due 07/01/17	3,000,000	2,461,290
Rhode Island—1.10%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	4,196,955
South Carolina—1.34%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	2,805,875
	Face amount	Value
Municipal bonds and notes—(continued)
South Carolina—(concluded)
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	$2,000,000	$2,311,660
		5,117,535
Tennessee—1.53%
Metropolitan Government of Nashville & Davidson County, Series D 5.000%, due 07/01/23	5,000,000	5,874,400
Texas—5.69%
City of Brownsville, Texas Utilities System Revenue Series A 5.000%, due 09/01/28	2,225,000	2,439,601
Cypress-Fairbanks Independent School District (PSF-GTD) 5.000%, due 02/15/25	2,500,000	2,912,125
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,162,220
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,843,002
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Series A 5.000%, due 11/01/29	2,000,000	2,213,440
Houston Utility System Revenue First Lien Series D 5.000%, due 11/15/29	2,000,000	2,227,400
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	2,007,387
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,596,595
5.000%, due 09/01/22	1,400,000	1,541,540
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,465,798
University of Texas University Revenues Refunding Financing System Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	220,438
West Travis County Public Utility Agency Revenue 5.500%, due 08/15/24	1,000,000	1,136,680
		21,766,226
Utah—0.47%
Intermountain Power Agency Power Supply Revenue Refunding, Subseries A 5.000%, due 07/01/17	1,500,000	1,713,540

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Utah—(concluded)
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[2]	$95,000	$95,302
		1,808,842
Washington—6.93%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,745,075
Refunding (Columbia Generating), Series A 5.000%, due 07/01/19	2,500,000	2,975,050
Refunding (Project 1), Series A 5.000%, due 07/01/17	3,500,000	4,012,330
Refunding Columbia Station Series A 5.000%, due 07/01/21	2,000,000	2,203,140
Port of Seattle Refunding 5.500%, due 12/01/22[2]	500,000	586,920
Port of Seattle Revenue Refunding Intermediate Lien Series C 5.000%, due 02/01/16[2]	1,000,000	1,088,210
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	2,920,725
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,056,120
	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	$3,000,000	$3,476,820
Washington State Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,442,578
5.000%, due 07/01/20	2,625,000	3,019,222
		26,526,190
Wisconsin—0.80%
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A 5.125%, due 04/15/31	3,000,000	3,071,640
Total municipal bonds and notes (cost—$370,300,434)		382,047,099
Tax-free money market fund—0.10%
State Street Global Advisors Tax Free Money Market Fund (cost—$365,148)	365,148	365,148
Total investments (cost—$370,665,582)—99.94%		382,412,247
Other assets in excess of liabilities—0.06%		235,301
Net assets—100.00%		$382,647,548

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$15,944,352
Gross unrealized depreciation	(4,197,687)
Net unrealized appreciation	$11,746,665

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$379,873,974	$2,173,125	$382,047,099
Tax-free money market fund	—	365,148	—	365,148

At January 31, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2014:

Municipal bonds and notes
Beginning balance	$2,161,250
Purchases	—
Sales	—
Accrued discounts/(premiums)	9,688
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	2,187
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$2,173,125

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2014, was $2,187.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2014 and changes periodically.

2  Security subject to Alternative Minimum Tax.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 1.40% before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.39% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Barclays Global Aggregate ex US Index (the "benchmark") returned 2.37%, the Barclays Global Aggregate ex USD 50% Hedged Index returned 2.34% and the Lipper International Income Funds category posted a median return of 0.94%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 73. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio underperformed its benchmark during the reporting period. The six-month reporting period can be characterized by three distinct periods with regards to market activity. The beginning of the reporting period until the fall of 2013 was marked by investor risk aversion. This risk aversion was triggered by the potential impact on emerging markets debt of the Federal Reserve Board's proposed tapering of its asset purchases. However, during the second period in the fall, risk aversion gave way to renewed optimism that global growth, especially in the US, would ease some of the emerging market issues that the market worried about in the summer. In the third period, in January 2014, some weaker economic data in the US and concerns regarding the banking system in China led to another bout of risk aversion.

Detracting from Portfolio performance relative to its benchmark during the reporting period as a whole were underweight positions in Europe, Japan and the US. In addition, overweight positions in some emerging market local bonds and developed market countries, such as Norway and Sweden, were drags on results. The Portfolio's currency exposures, overall, detracted from performance, as well. While our underweight in the Japanese yen was a positive for relative results, this was overshadowed by underweight positions in both the euro and the British pound, which detracted relative to the benchmark.

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Adrian James and Malie Conway

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Sub-Advisor's comments – concluded

A number of emerging market foreign exchange positions contributed to performance, particularly short positions in the Czech koruna and Russian ruble. Also benefiting performance were our allocations to the investment grade and high yield credit markets, as well as our developed market positions in the UK and Canada. Within the credit market, our holdings in investment grade financials were the best performers, while industrials were the largest contributors to results in the high yield market.

During the reporting period, interest rate futures were used to take positions in various government bond markets, hedge our interest rate exposure and manage yield curve positions. Overall, the use of these derivative instruments contributed to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	1.29%	(4.71)%	4.38%	3.51%
Class C2	0.95%	(5.18)%	3.88%	3.00%
Class Y3	1.31%	(4.51)%	4.63%	3.79%
Class P4	1.40%	(4.49)%	4.61%	3.75%
After deducting maximum sales charge or PACE Select program fee
Class A1	(3.29)%	(9.03)%	3.42%	3.03%
Class C2	0.20%	(5.87)%	3.88%	3.00%
Class P4	0.39%	(6.39)%	2.54%	1.69%
Barclays Global Aggregate ex US Index[5]	2.37%	(1.24)%	4.70%	4.43%
Barclays Global Aggregate ex USD 50% Hedged Index[6]	2.34%	0.95%	4.58%	4.49%
Lipper International Income Funds median	0.94%	(3.16)%	5.01%	3.96%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (10.55)%; 5-year period, 2.13%; 10-year period, 2.97%; Class C—1-year period, (7.41)%; 5-year period, 2.61%; 10-year period, 2.95%; Class Y—1-year period, (6.07)%; 5-year period, 3.36%; 10-year period, 3.75%; Class P—1-year period, (8.00)%; 5-year period, 1.27%; 10-year period, 1.63%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows:  Class A—1.27% and 1.22%; Class C—1.75% and 1.69%; Class Y—1.09% and 1.00%; and Class P—1.10% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 30, 2014 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Barclays Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US dollar denominated debt market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and investment grade 144A index-eligible securities not already in the three regional aggregate indices. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays Global Aggregate ex USD, 50% hedged to the USD, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Weighted average duration	6.2 yrs.
Weighted average maturity	8.3 yrs.
Average coupon	4.36%
Net assets (mm)	$555.7
Number of holdings	170
Portfolio composition[1]	01/31/14
Long-term global debt securities	94.3%
US government obligation	1.0
Futures and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	4.5
Total	100.0%
Quality diversification[1]	01/31/14
AAA	16.5%
AA	12.0
A	23.1
BBB	11.4
BB	2.9
B	2.0
Non-rated	27.4
Futures and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	4.5
Total	100.0%
Top five countries of incorporation[1]	01/31/14
United States	14.6%
United Kingdom	14.3
Japan	8.3
Sweden	8.1
Italy	6.9
Total	52.2%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount		Value
Long-term global debt securities—94.34%
Australia—3.74%
Australia & New Zealand Banking Group Ltd. 4.875%, due 01/12/21[1]	USD	2,350,000	$2,616,906
5.100%, due 01/13/20[1]	USD	1,100,000	1,240,756
5.125%, due 09/10/19[2]	EUR	1,800,000	2,797,763
Commonwealth Bank of Australia 3.000%, due 05/03/22[2]	EUR	2,900,000	4,229,024
National Australia Bank Ltd. 3.000%, due 01/20/23	USD	4,350,000	4,140,117
Westpac Banking Corp. 3.625%, due 02/28/23[2,3]	USD	1,750,000	1,800,995
4.875%, due 11/19/19	USD	1,650,000	1,851,727
5.000%, due 10/21/19[2]	GBP	1,150,000	2,117,470
			20,794,758
Belgium—1.98%
Anheuser-Busch InBev SA 6.500%, due 06/23/17[2]	GBP	2,100,000	3,980,752
Belgium Government Bond 4.250%, due 09/28/22[2]	EUR	4,400,000	6,998,056
			10,978,808
Brazil—1.33%
Banco do Brasil SA 3.875%, due 10/10/22	USD	1,000,000	860,000
Brazil Notas do Tesouro Nacional Serie F 10.000%, due 01/01/23	BRL	19,050,000	6,538,510
			7,398,510
British Virgin Islands—0.46%
Sinopec Group Overseas Development 2012 Ltd. 3.900%, due 05/17/22[2]	USD	2,650,000	2,567,612
Canada—2.21%
Canadian Government Bond 5.750%, due 06/01/33	CAD	3,760,000	4,841,496
Cards II Trust 3.333%, due 05/15/16	CAD	2,300,000	2,144,147
Precision Drilling Corp. 6.625%, due 11/15/20	USD	704,000	748,000
Rogers Communications, Inc. 4.000%, due 06/06/22	CAD	1,300,000	1,188,308
Royal Bank of Canada 2.200%, due 07/27/18	USD	1,850,000	1,876,370
Toronto-Dominion Bank 1.400%, due 04/30/18	USD	1,500,000	1,479,750
			12,278,071
Chile—0.28%
Banco Santander Chile 3.875%, due 09/20/22[1]	USD	1,650,000	1,555,125
	Face amount		Value
Long-term global debt securities—(continued)
Denmark—0.46%
Denmark Government Bond 1.500%, due 11/15/23	DKK	14,450,000	$2,568,414
Dominican Republic—0.22%
Dominican Republic International Bond 5.875%, due 04/18/24[1]	USD	1,300,000	1,241,500
Finland—0.54%
Finland Government Bond 3.500%, due 04/15/21[1,2]	EUR	1,950,000	3,008,626
France—4.39%
BNP Paribas Home Loan Covered Bonds SA 2.200%, due 11/02/15[1]	USD	3,900,000	4,001,517
BNP Paribas SA 2.375%, due 09/14/17	USD	2,550,000	2,608,148
BPCE SA 4.625%, due 07/30/15[3,4]	EUR	1,100,000	1,505,823
France Government Bond OAT 3.250%, due 10/25/21	EUR	5,200,000	7,834,347
GDF Suez 2.750%, due 10/18/17	EUR	1,800,000	2,579,873
Picard Groupe SA 4.480%, due 08/01/19[1,3]	EUR	200,000	274,473
Republic of France 4.000%, due 04/25/55	EUR	450,000	710,977
Societe Generale SA 2.750%, due 10/12/17	USD	2,800,000	2,886,293
5.200%, due 04/15/21[2]	USD	800,000	884,416
Tereos Europe SA 6.375%, due 04/15/14[2]	EUR	800,000	1,086,102
			24,371,969
Germany—0.94%
Deutsche Bank AG 1.000%, due 03/09/17[3]	EUR	2,250,000	3,004,228
Trionista Holdco GmbH 5.000%, due 04/30/20[2]	EUR	800,000	1,108,631
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.500%, due 03/15/19[2]	EUR	750,000	1,105,091
			5,217,950
Indonesia—0.56%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	1,400,000	1,202,250
Pertamina Persero PT 6.000%, due 05/03/42[2]	USD	1,000,000	804,700
Perusahaan Listrik Negara PT 5.500%, due 11/22/21[2]	USD	1,150,000	1,102,563
			3,109,513

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Ireland—1.27%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.375%, due 10/15/17[2]	EUR	750,000	$1,079,802
German Residential Funding PLC 1.377%, due 08/27/24[2,3]	EUR	1,990,784	2,719,069
Rosneft Oil Co. via Rosneft International Finance Ltd. 3.149%, due 03/06/17[1]	USD	400,000	402,500
Smurfit Kappa Acquisitions 4.875%, due 09/15/18[1]	USD	870,000	906,975
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[2]	EUR	1,350,000	1,971,804
			7,080,150
Italy—6.86%
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20[2]	EUR	7,200,000	10,651,015
4.750%, due 09/01/21	EUR	9,050,000	13,470,488
Italy Buoni Poliennali Del Tesoro 4.500%, due 03/01/24	EUR	2,550,000	3,654,821
4.750%, due 09/15/16	EUR	7,050,000	10,314,638
			38,090,962
Japan—8.28%
Development Bank of Japan 2.300%, due 03/19/26	JPY	500,000,000	5,694,534
Government of Japan 2.200%, due 09/20/26	JPY	1,016,100,000	11,595,534
2.300%, due 06/20/35	JPY	1,177,000,000	13,147,483
2.300%, due 12/20/36	JPY	480,000,000	5,364,330
Japan Government Thirty Year Bond 2.000%, due 09/20/41	JPY	721,500,000	7,654,637
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	2,600,000	2,557,206
			46,013,724
Liberia—0.06%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	USD	350,000	354,375
Luxembourg—0.40%
HeidelbergCement Finance Luxembourg SA 7.500%, due 04/03/20	EUR	700,000	1,145,889
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.750%, due 02/01/19[1]	USD	1,050,000	1,073,625
			2,219,514
	Face amount		Value
Long-term global debt securities—(continued)
Malaysia—0.59%
Malaysia Government Bond, Series 0111 4.160%, due 07/15/21	MYR	5,800,000	$1,724,055
Petronas Capital Ltd. 5.250%, due 08/12/19[2]	USD	1,400,000	1,553,944
			3,277,999
Mexico—4.08%
BBVA Bancomer SA/Texas 6.500%, due 03/10/21[2]	USD	350,000	371,000
6.750%, due 09/30/22[2]	USD	700,000	750,750
Mexican Bonos 6.500%, due 06/10/21	MXN	48,430,000	3,679,933
6.500%, due 06/09/22	MXN	157,500,000	11,814,129
8.500%, due 12/13/18	MXN	52,800,000	4,469,411
8.500%, due 05/31/29	MXN	19,200,000	1,602,221
			22,687,444
Netherlands—5.26%
ABN AMRO Bank N.V. 4.250%, due 02/02/17[2]	USD	4,000,000	4,309,048
6.375%, due 04/27/21[2]	EUR	1,100,000	1,735,993
Deutsche Telekom International Finance BV 2.250%, due 03/06/17[1]	USD	2,650,000	2,715,338
Heineken N.V. 2.125%, due 08/04/20[2]	EUR	800,000	1,088,562
ING Bank N.V. 3.750%, due 03/07/17[1]	USD	3,150,000	3,347,190
6.125%, due 05/29/23[3]	EUR	1,450,000	2,180,510
Linde Finance BV 3.125%, due 12/12/18	EUR	1,050,000	1,542,301
Lukoil International Finance BV 6.125%, due 11/09/20[2]	USD	2,550,000	2,715,750
Netherlands Government Bond 4.000%, due 01/15/37[2]	EUR	1,900,000	3,179,704
Rabobank 3.875%, due 02/08/22	USD	3,700,000	3,768,750
4.125%, due 09/14/22[2]	EUR	1,100,000	1,581,117
UPC Holding BV 6.750%, due 03/15/23[1]	EUR	750,000	1,044,925
			29,209,188
New Zealand—2.63%
New Zealand Government Bond 3.000%, due 04/15/20	NZD	8,900,000	6,689,762
3.026%, due 09/20/30	NZD	1,900,000	1,569,310
5.500%, due 04/15/23	NZD	7,350,000	6,347,351
			14,606,423
Norway—4.84%
DnB Bank ASA 4.375%, due 02/24/21[2]	EUR	1,750,000	2,717,992

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Norway—(concluded)
Norway Government Bond 2.000%, due 05/24/23	NOK	86,500,000	$12,952,849
3.750%, due 05/25/21	NOK	64,850,000	11,203,153
			26,873,994
Russia—0.68%
Russian Foreign Bond 4.500%, due 04/04/22[2]	USD	3,800,000	3,800,000
Singapore—1.10%
DBS Bank Ltd. 5.000%, due 11/15/19[1,3]	USD	2,400,000	2,458,680
Oversea-Chinese Banking Corp., Ltd. 4.250%, due 11/18/19[3]	USD	2,300,000	2,343,447
United Overseas Bank Ltd. 5.375%, due 09/03/19[1,3]	USD	1,300,000	1,326,455
			6,128,582
Slovenia—0.15%
Slovenia Government International Bond 5.850%, due 05/10/23[1]	USD	800,000	817,098
South Korea—1.47%
Korea Treasury Bond 5.750%, due 09/10/18	KRW	7,924,710,000	8,176,189
Spain—3.22%
Spain Government Bond 4.250%, due 10/31/16	EUR	3,200,000	4,643,453
4.400%, due 10/31/23[1,2]	EUR	2,250,000	3,211,156
5.850%, due 01/31/22	EUR	6,350,000	10,057,075
			17,911,684
Sweden—8.07%
Government of Sweden 3.500%, due 06/01/22	SEK	186,875,000	31,641,018
4.250%, due 03/12/19	SEK	14,830,000	2,563,978
Nordea Bank AB 3.125%, due 03/20/17[1]	USD	2,500,000	2,626,750
Swedbank AB 2.125%, due 09/29/17[1]	USD	2,700,000	2,728,960
3.375%, due 02/09/17	EUR	750,000	1,082,331
Vattenfall AB 6.250%, due 03/17/21[2]	EUR	2,450,000	4,221,644
			44,864,681
United Kingdom—14.33%
Abbey National Treasury Services PLC 3.625%, due 10/14/16	EUR	2,000,000	2,914,594
5.750%, due 03/02/26[2]	GBP	1,500,000	2,993,278
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	900,000	1,371,380
	Face amount		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
Arkle Master Issuer PLC 4.681%, due 02/17/17[2]	GBP	700,000	$1,248,445
Barclays Bank PLC 4.500%, due 03/04/19[3]	EUR	950,000	1,284,468
5.125%, due 01/08/20	USD	1,250,000	1,409,327
5.140%, due 10/14/20	USD	1,100,000	1,185,864
BAT International Finance PLC 3.250%, due 06/07/22[1]	USD	1,350,000	1,325,179
Coventry Building Society 2.250%, due 12/04/17[2]	EUR	2,100,000	2,915,215
HSBC Holdings PLC 4.000%, due 03/30/22	USD	2,000,000	2,072,370
6.250%, due 03/19/18	EUR	2,100,000	3,301,134
Lloyds TSB Bank PLC 4.875%, due 03/30/27[2]	GBP	500,000	918,458
5.125%, due 03/07/25	GBP	650,000	1,224,258
6.500%, due 03/24/20[2]	EUR	1,400,000	2,219,574
Nationwide Building Society 4.375%, due 02/28/22	EUR	3,750,000	6,068,622
Phones4u Finance PLC 9.500%, due 04/01/18[2]	GBP	850,000	1,460,193
Rio Tinto Finance USA PLC 2.000%, due 03/22/17	USD	1,550,000	1,582,677
Royal Bank of Scotland Group PLC 2.550%, due 09/18/15	USD	950,000	971,660
Royal Bank of Scotland PLC 6.125%, due 01/11/21	USD	1,500,000	1,743,105
Silverstone Master Issuer PLC 5.063%, due 10/21/16[2]	GBP	1,300,000	2,332,548
United Kingdom Gilt 4.500%, due 09/07/34[2]	GBP	6,100,000	11,709,742
United Kingdom Gilt Inflation Linked 0.750%, due 03/22/34[2]	GBP	2,724,705	5,101,292
1.875%, due 11/22/22[2]	GBP	9,818,578	19,491,566
United Kingdom Treasury Bonds 4.250%, due 12/07/55[2]	GBP	1,420,000	2,759,605
			79,604,554
United States—13.57%
ABB Treasury Center USA, Inc. 2.500%, due 06/15/16[1]	USD	2,350,000	2,423,578
AES Corp. 8.000%, due 06/01/20	USD	750,000	868,125
American Express Credit Corp. 2.375%, due 03/24/17	USD	2,600,000	2,685,579
American International Group, Inc. 4.875%, due 06/01/22	USD	1,150,000	1,251,494
Ball Corp. 6.750%, due 09/15/20	USD	1,050,000	1,141,875
Bank of America Corp. 2.000%, due 01/11/18	USD	3,850,000	3,853,365

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, due 01/31/22	USD	950,000	$992,750
CenturyLink, Inc. 5.800%, due 03/15/22	USD	1,000,000	985,000
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000%, due 06/15/19	USD	950,000	1,034,312
Citigroup, Inc. 4.500%, due 01/14/22	USD	2,850,000	3,022,565
6.125%, due 05/15/18	USD	700,000	813,527
Commercial Mortgage Pass-Through Certificates, Series 2012-9W57, Class A 2.365%, due 02/10/29[1]	USD	1,000,000	1,025,857
Constellation Brands, Inc. 7.250%, due 05/15/17	USD	450,000	519,750
Continental Resources Inc. 5.000%, due 09/15/22	USD	750,000	773,438
DTE Energy Co. 3.850%, due 12/01/23	USD	2,800,000	2,835,168
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. 8.375%, due 06/01/19	USD	1,050,000	1,141,875
First Data Corp. 7.375%, due 06/15/19[1]	USD	950,000	1,014,125
Florida Power & Light Co. 2.750%, due 06/01/23	USD	1,150,000	1,107,123
Ford Motor Credit Co. LLC 5.000%, due 05/15/18	USD	1,500,000	1,662,330
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17	USD	1,000,000	1,133,750
General Electric Capital Corp. 6.000%, due 08/07/19	USD	2,250,000	2,658,202
General Electric Capital Corp. MTN 4.375%, due 09/16/20	USD	1,400,000	1,530,778
Hawk Acquisition Sub, Inc. 4.250%, due 10/15/20[1]	USD	1,000,000	977,500
Hilton USA Trust, Series 2013-HLT 2.662%, due 11/05/30[1]	USD	1,950,000	1,961,700
International Lease Finance Corp. 8.875%, due 09/01/17	USD	1,100,000	1,304,743
JBS USA LLC/JBS USA Finance, Inc. 7.250%, due 06/01/21[2]	USD	750,000	783,750
JPMorgan Chase & Co. 4.250%, due 10/15/20	USD	5,100,000	5,462,549
Lamar Media Corp. 5.875%, due 02/01/22	USD	1,000,000	1,040,000
	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
Morgan Stanley 5.500%, due 07/28/21	USD	2,400,000	$2,705,794
New York Life Global Funding 2.450%, due 07/14/16[1]	USD	2,800,000	2,912,890
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[1]	USD	1,348,000	1,480,645
Philip Morris International, Inc. 1.750%, due 03/19/20	EUR	1,400,000	1,883,912
PNC Funding Corp. 5.125%, due 02/08/20	USD	2,550,000	2,906,528
Reynolds Group Issuer, Inc. 7.875%, due 08/15/19	USD	1,000,000	1,100,000
Roche Holdings, Inc. 6.500%, due 03/04/21[2]	EUR	2,000,000	3,535,066
SESI LLC 7.125%, due 12/15/21	USD	1,000,000	1,102,500
SLM Corp., Series MTN 5.500%, due 01/15/19	USD	1,150,000	1,175,875
SunTrust Banks, Inc. 2.350%, due 11/01/18	USD	1,050,000	1,056,718
The Goldman Sachs Group, Inc. 5.750%, due 01/24/22	USD	2,350,000	2,654,626
UnitedHealth Group, Inc. 2.750%, due 02/15/23	USD	1,500,000	1,411,795
2.875%, due 03/15/22	USD	900,000	870,724
2.875%, due 03/15/23	USD	217,000	206,562
Verizon Communications, Inc. 3.650%, due 09/14/18	USD	1,600,000	1,702,085
Wells Fargo & Co. 3.500%, due 03/08/22	USD	1,650,000	1,669,044
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20	USD	900,000	1,001,250
			75,380,822
Uruguay—0.37%
Uruguay Government International Bond 4.500%, due 08/14/24	USD	2,100,000	2,068,500
Total long-term global debt securities (cost—$521,076,422)			524,256,739
US government obligation—1.08%
United States—1.08%
US Treasury Inflation Indexed Bonds 0.125%, due 01/15/23 (cost—$6,622,555)	USD	6,159,780	5,989,906

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Repurchase agreement—1.67%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $5,085,958 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $5,166,140 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$9,450,304); proceeds: $9,265,000 (cost—$9,265,000)	$9,265,000	$9,265,000
Total investments (cost—$536,963,977)—97.09%		539,511,645
Other assets in excess of liabilities—2.91%		16,197,155
Net assets—100.00%		$555,708,800

For a listing of defined portfolio acronyms, currency type abbreviations and counterparty acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$20,685,600
Gross unrealized depreciation	(18,137,932)
Net unrealized appreciation	$2,547,668

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
73	AUD	Australian Bond 10 Year Futures	March 2014	$7,239,219	$7,447,940	$208,721
237	CAD	Canada Government Bond 10 Year Futures	March 2014	27,266,837	27,937,495	670,658
109	EUR	German Euro BOBL Futures	March 2014	18,471,751	18,628,295	156,544
97	EUR	German Euro Buxl 30 Year Futures	March 2014	16,265,003	16,780,228	515,225
511	EUR	German Euro Schatz Futures	March 2014	76,159,298	76,246,492	87,194
25	JPY	Japan Government Bond 10 Year Futures	March 2014	35,286,335	35,480,703	194,368
US Treasury futures buy contracts:
57	USD	US Treasury Note 2 Year Futures	March 2014	12,546,242	12,551,578	5,336
				$193,234,685	$195,072,731	$1,838,046
				Proceeds
Interest rate futures sell contracts:
37	EUR	German Euro Bund Futures	March 2014	$6,964,891	$7,179,089	$(214,198)
162	GBP	United Kingdom Long Gilt Bond Futures	March 2014	28,660,302	29,390,116	(729,814)
US Treasury futures sell contracts:
12	USD	US Long Bond Futures	March 2014	1,557,914	1,603,125	(45,211)
343	USD	US Treasury Note 5 Year Futures	March 2014	41,424,610	41,374,375	50,235
1,132	USD	US Treasury Note 10 Year Futures	March 2014	141,699,212	142,349,000	(649,788)
				$220,306,929	$221,895,705	$(1,588,776)
						$249,270

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	EUR	2,416,721	USD	3,280,034	02/12/14	$20,597
CITI	USD	3,207,842	CAD	3,422,543	02/12/14	(135,499)
CITI	USD	663,262	JPY	67,994,331	02/12/14	2,264
CSI	EUR	12,358,357	AUD	18,478,585	02/12/14	(504,930)
CSI	EUR	834,618	CZK	22,900,000	04/16/14	(3,414)
CSI	EUR	1,360,123	PLN	5,716,190	04/16/14	(29,473)
CSI	NZD	30,632,500	USD	25,057,385	02/12/14	301,697
CSI	USD	5,332,244	JPY	554,780,000	02/12/14	97,922
DB	CLP	2,582,520,000	USD	4,672,540	04/16/14	61,035
DB	DKK	14,296,598	EUR	1,917,668	02/12/14	2,001
DB	EUR	1,945,766	USD	2,646,964	02/12/14	22,705
DB	GBP	171,000	USD	280,002	02/12/14	(1,088)
DB	KRW	3,650,000,000	USD	3,403,901	04/16/14	8,481
DB	NOK	78,765,728	EUR	9,416,640	02/12/14	156,513
DB	PEN	10,044,000	USD	3,538,489	04/16/14	27,590
DB	USD	4,788,686	CLP	2,582,520,000	04/16/14	(177,181)
DB	USD	3,944,897	EUR	2,884,395	02/12/14	(54,707)
DB	USD	1,640,261	JPY	170,777,734	02/12/14	31,305
DB	USD	11,560,096	MYR	38,020,000	04/16/14	(247,091)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
DB	USD	3,528,048	PEN	10,044,000	04/16/14	$(17,150)
DB	USD	768,727	SGD	976,779	04/16/14	(3,662)
DB	USD	6,778,731	TWD	203,770,000	04/16/14	(36,641)
GSI	BRL	9,930,000	USD	4,066,672	04/16/14	27,420
GSI	CAD	200,000	USD	186,532	02/12/14	6,996
GSI	CZK	176,000,000	EUR	6,415,584	04/16/14	27,656
GSI	EUR	2,958,067	CHF	3,632,802	02/12/14	17,541
GSI	EUR	51,638,998	USD	70,086,152	02/12/14	440,513
GSI	GBP	88,000	USD	144,810	02/12/14	155
GSI	GBP	9,953,264	USD	16,341,070	02/12/14	(20,121)
GSI	JPY	764,899,554	USD	7,403,410	02/12/14	(83,399)
GSI	MXN	196,619,756	USD	14,928,460	04/16/14	308,784
GSI	RUB	267,500,000	USD	7,947,827	04/16/14	451,453
GSI	SEK	193,432,224	EUR	21,758,895	02/12/14	(175,139)
GSI	USD	184,976	CAD	201,284	02/12/14	(4,288)
GSI	USD	5,979,316	EUR	4,384,304	02/12/14	(66,196)
GSI	USD	198,285	GBP	121,055	02/12/14	706
GSI	USD	5,706,106	JPY	587,980,000	02/12/14	49,021
GSI	USD	3,422,110	MYR	11,500,000	04/16/14	(238)
JPMCB	CZK	6,400,000	EUR	233,260	04/16/14	960
JPMCB	EUR	547,231	PLN	2,329,196	04/16/14	(2,592)
JPMCB	EUR	5,723,843	USD	7,782,194	02/12/14	62,434
JPMCB	GBP	7,251,551	USD	11,938,968	02/12/14	18,858
JPMCB	PLN	3,940,000	EUR	937,314	04/16/14	20,074
JPMCB	SEK	14,681,618	USD	2,236,844	02/12/14	(3,848)
JPMCB	USD	130,800	CAD	139,930	02/12/14	(5,188)
JPMCB	USD	2,358,239	DKK	12,805,780	02/12/14	(43,368)
JPMCB	USD	184,814	GBP	112,233	02/12/14	(325)
JPMCB	USD	8,259,534	JPY	864,350,352	02/12/14	200,695
JPMCB	USD	1,131,354	THB	37,923,000	04/16/14	13,164
						$763,002

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to the financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$1,096,145	$5,359,590	$6,455,735	$—	$40

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2014 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$524,256,739	$—	$524,256,739
US government obligation	—	5,989,906	—	5,989,906
Repurchase agreement	—	9,265,000	—	9,265,000
Futures contracts, net	249,270	—	—	249,270
Forward foreign currency contracts, net	—	763,002	—	763,002

At January 31, 2014, there were no transfers between Level 1 and Level 2.

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	54.44%	—
Repurchase agreement	—	1.72%
Banks and other financial institutions	27.29	—
Industrial	16.55	—
	98.28%	1.72%

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 9.16% of net assets as of January 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2014, the value of these securities amounted to 24.96% of net assets.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2014 and changes periodically.

4  Perpetual bond security. The maturity date reflects the next call date.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 4.29% before the deduction of the maximum PACE Select program fee. (Class P shares returned 3.25% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the BofA Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 4.65%, and the Lipper High Current Yield Funds category posted a median return of 4.05%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 85. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

(Please note that while the Sub-Advisor outperformed the benchmark on a gross of fees basis, the Portfolio slightly underperformed net of fees, as reported under "Performance." As stated in footnote one, the comments that follow address performance on a gross of fees basis.)

The Portfolio outperformed its benchmark during the reporting period. The Portfolio's positioning emphasized credit risk and de-emphasized interest rate risk. From a regional standpoint, we maintained an overweight position in US high yield bonds and held underweight positions in both European and emerging market high yield bonds. While our underweight to Europe detracted from relative performance, this was partially offset by our bias to financials within our European exposure. The Portfolio's underweight to emerging market high yield bonds was relatively beneficial, as emerging markets suffered from a lack of investor confidence.

From a sector standpoint, we favored financials over industrials. Specifically, our positions in the multi-line insurance company, American International Group, as well as certain European financials such as HBOS and Belfius Funding were beneficial to Portfolio performance. We also continued to favor the gaming sector in the US, which was one of the top-performing industries during the reporting period. Within our emerging markets allocation, security selection detracted from performance. Specifically, Petroleos de Venezuela, Venezuela's state-owned oil company, was pressured during the reporting

PACE Select Advisors Trust – PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Lou Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields seeks to do this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE High Yield Investments

Sub-Advisor's comments – concluded

period due to both poor operating results and concerns about its sovereign parent. Two Brazilian sugar producers, Virgolino de Oliveira and U.S.J. Acucar, also underperformed, as sugar prices declined during the six months.

Looking ahead, we expect to maintain the Portfolio's overall risk profile, as we believe that global high yield bonds are poised to continue performing well. From a top-down perspective, the global economy continues to make progress on the path to a sustainable recovery. From a bottom-up perspective, high yield companies remain in excellent financial condition. Accordingly, we are maintaining a credit risk profile roughly in line with that of the benchmark, while having a significantly lower interest rate risk profile. We continue to favor developed markets over emerging markets. That said, recent volatility has given rise to potential opportunities in certain dollar-denominated emerging market corporate bonds. From an industry standpoint, we maintain our bias to financials over industrials, as banks continue to repair their balance sheets. Lastly, within industrials, we favor US companies over European companies, as European industrials currently trade at tighter spreads versus the US, despite a less favorable macro environment in Europe.

We used derivatives in the Portfolio for hedging purposes. In particular, we held short positions in Treasury futures contracts to hedge interest rate risk. These short positions slightly detracted from performance during the reporting period. Elsewhere, currency forwards were used to hedge the currency exposure of the Portfolio into US dollars.

Special considerations

The Portfolio may be appropriate for long-term investors who are seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	4.18%	5.35%	15.70%	8.57%
Class C3	3.94%	4.86%	15.20%	15.16%
Class Y4	4.30%	5.60%	16.01%	17.89%
Class P5	4.29%	5.58%	15.98%	8.81%
After deducting maximum sales charge or PACE Select program fee
Class A2	(0.51)%	0.60%	14.64%	7.93%
Class C3	3.19%	4.12%	15.20%	15.16%
Class P5	3.25%	3.49%	13.68%	6.65%
BofA Merrill Lynch Global High Yield Index (hedged in USD)[6]	4.65%	6.41%	18.31%	9.10%
Lipper High Current Yield Funds median	4.05%	5.81%	15.26%	7.27%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 1.64%; 5-year period, 15.66%; since inception, 7.95%; Class C—1-year period, 5.15%; since inception, 15.34%; Class Y—1-year period, 6.64%; 5-year period, 17.07%; since inception, 18.11%; Class P—1-year period, 4.51%; 5-year period, 14.70%; since inception, 6.69%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.27% and 1.27%; Class C—1.73% and 1.73%; Class Y—1.02% and 1.02%; and Class P—1.11% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.28%; Class C—1.78%; Class Y—1.03%; and Class P—1.03%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Weighted average duration	3.1 yrs.
Weighted average maturity	4.7 yrs.
Average coupon	7.05%
Net assets (mm)	$424.4
Number of holdings	309
Portfolio composition[1]	01/31/14
Bonds and loan assignments	96.9%
Common stocks and warrants	1.0
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	2.0
Total	100.0%
Quality diversification[1]	01/31/14
BB & higher	50.4%
B	28.3
CCC & lower	10.6
Not rated	8.6
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	2.0
Total	100.0%
Asset allocation[1]	01/31/14
Corporate bonds	92.2%
Non-US government obligation	1.9
Loan assignments	1.7
Common stocks and warrants	1.0
Asset-backed securities	0.8
Collateralized mortgage obligations	0.3
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	2.0
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
Corporate bonds—92.26%
Aerospace & defense—1.12%
Alliant Techsystems, Inc. 6.875%, due 09/15/20	1,650,000	$1,777,875
BE Aerospace, Inc. 6.875%, due 10/01/20	500,000	546,250
Ducommun, Inc. 9.750%, due 07/15/18	635,000	711,200
TransDigm, Inc. 7.750%, due 12/15/18	1,600,000	1,712,000
		4,747,325
Agriculture—0.20%
Virgolino de Oliveira Finance Ltd. 11.750%, due 02/09/22[2]	1,610,000	853,300
Airlines—1.34%
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18	595,920	645,083
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19	598,542	668,871
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21	1,698,136	1,918,894
Delta Air Lines Pass Through Trust 2010-1, Class B 6.375%, due 01/02/16[2]	1,200,000	1,284,000
United Air Lines Pass Through Trust 2009-2A 9.750%, due 01/15/17	459,746	528,708
US Airways Pass Through Trust 2012-1, Class B 8.000%, due 10/01/19	574,991	648,303
		5,693,859
Auto & truck—2.71%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000%, due 06/15/19	200,000	217,750
8.250%, due 06/15/21	2,150,000	2,410,688
Ford Holdings, Inc. 9.300%, due 03/01/30	1,145,000	1,601,565
9.375%, due 03/01/20	644,000	835,538
Ford Motor Co. 6.625%, due 10/01/28	1,595,000	1,840,973
8.875%, due 01/15/22	1,000,000	1,260,016
9.215%, due 09/15/21	282,000	366,532
Navistar International Corp. 8.250%, due 11/01/21[3]	2,867,000	2,953,010
		11,486,072
Automotive parts—1.03%
Gajah Tunggal Tbk PT 7.750%, due 02/06/18[2]	1,650,000	1,625,250
	Face amount[1]		Value
Corporate bonds—(continued)
Automotive parts—(concluded)
Goodyear Tire & Rubber Co. 6.500%, due 03/01/21[3]		400,000	$426,500
7.000%, due 05/15/22		1,710,000	1,859,625
8.250%, due 08/15/20		420,000	466,704
			4,378,079
Banking-non-US—8.50%
Banco Continental SAECA 8.875%, due 10/15/17[2]		1,500,000	1,590,000
Banco do Brasil SA 5.875%, due 01/19/23[2,3]		1,900,000	1,781,250
Barclays Bank PLC 10.000%, due 05/21/21[4]	GBP	1,350,000	2,914,558
BBVA International Preferred SAU 5.919%, due 04/18/17[5,6]		1,500,000	1,451,250
Belfius Funding NV 1.224%, due 02/09/17[5]	GBP	2,350,000	3,583,083
Deutsche Postbank Funding Trust IV 5.983%, due 12/31/49[4,5,6]	EUR	2,150,000	3,054,838
HBOS Capital Funding LP 6.461%, due 11/30/18[5,6]	GBP	2,800,000	4,787,033
HBOS PLC 5.125%, due 10/14/15[5,6]	EUR	1,250,000	1,602,255
ICICI Bank Ltd. 6.375%, due 04/30/22[4,5]		3,565,000	3,484,787
National Capital Trust I 5.620%, due 12/17/18[4,5,6]	GBP	1,500,000	2,576,811
Royal Bank of Scotland PLC 9.500%, due 03/16/22[4,5]		2,750,000	3,216,125
Sberbank of Russia Via SB Capital SA 5.125%, due 10/29/22[4]		4,400,000	4,125,000
UT2 Funding PLC 5.321%, due 06/30/16[7]	EUR	1,400,000	1,902,341
			36,069,331
Banking-US—2.36%
ABN Amro Bank NV 4.310%, due 03/10/16[5,6]	EUR	2,905,000	3,917,972
Dresdner Funding Trust I 8.151%, due 06/30/31[2]		1,600,000	1,710,000
Mellon Capital III 6.369%, due 09/05/66[5]	GBP	1,850,000	3,089,872
Wachovia Capital Trust III 5.570%, due 03/29/49[5,6]		750,000	701,250
Wells Fargo & Co., Series K 7.980%, due 03/29/49[5,6]		525,000	591,938
			10,011,032
Beverages—0.06%
Constellation Brands, Inc. 7.250%, due 05/15/17		225,000	259,875

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Broadcast—0.51%
Clear Channel Communications, Inc. 5.500%, due 12/15/16		195,000	$175,500
6.875%, due 06/15/18		175,000	153,125
Clear Channel Worldwide Holdings, Inc. 7.625%, due 03/15/20		127,000	133,350
7.625%, due 03/15/20		1,631,000	1,720,705
			2,182,680
Building & construction—2.18%
Beazer Homes USA, Inc. 8.125%, due 06/15/16		1,630,000	1,805,225
K. Hovnanian Enterprises, Inc. 6.250%, due 01/15/16		315,000	333,113
7.250%, due 10/15/20[2]		1,240,000	1,342,300
KB Home 7.500%, due 09/15/22		1,485,000	1,581,525
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	530,145
7.875%, due 06/15/32		870,000	898,275
Shea Homes LP/Shea Homes Funding Corp. 8.625%, due 05/15/19		1,045,000	1,149,500
Standard Pacific Corp. 8.375%, due 05/15/18		1,365,000	1,600,462
			9,240,545
Building materials—0.56%
Cemex Espana Luxembourg 9.250%, due 05/12/20[2]		1,200,000	1,297,800
Interface, Inc. 7.625%, due 12/01/18		1,017,000	1,090,733
			2,388,533
Building products—1.00%
Associated Materials LLC 9.125%, due 11/01/17[3]		1,810,000	1,907,287
USG Corp. 5.875%, due 11/01/21[2]		1,235,000	1,299,838
8.375%, due 10/15/18[2]		210,000	226,800
9.750%, due 01/15/18[7]		690,000	821,100
			4,255,025
Building products-cement—0.94%
Hanson Ltd. 6.125%, due 08/15/16		600,000	657,000
HeidelbergCement Finance BV 7.500%, due 04/03/20	EUR	395,000	646,609
Texas Industries, Inc. 9.250%, due 08/15/20		2,305,000	2,673,800
			3,977,409
Cable—0.86%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750%, due 01/15/24		1,250,000	1,215,625
	Face amount[1]	Value
Corporate bonds—(continued)
Cable—(concluded)
Dish DBS Corp. 5.875%, due 07/15/22	730,000	$730,913
6.750%, due 06/01/21	835,000	891,362
7.125%, due 02/01/16	750,000	825,000
		3,662,900
Car rental—1.18%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.500%, due 04/01/23	170,000	164,050
8.250%, due 01/15/19	1,425,000	1,533,656
Hertz Corp. 5.875%, due 10/15/20	450,000	465,750
6.250%, due 10/15/22[3]	1,500,000	1,545,000
6.750%, due 04/15/19	300,000	319,125
7.375%, due 01/15/21	885,000	962,438
		4,990,019
Chemicals—1.15%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18	2,780,000	2,891,200
Huntsman International LLC 8.625%, due 03/15/20	1,115,000	1,227,894
Momentive Performance Materials, Inc. 10.000%, due 10/15/20[3]	720,000	766,800
		4,885,894
Coal—0.87%
Alpha Natural Resources, Inc. 6.000%, due 06/01/19[3]	1,190,000	984,725
6.250%, due 06/01/21[3]	245,000	200,288
Arch Coal, Inc. 7.000%, due 06/15/19[3]	825,000	640,406
7.250%, due 10/01/20[3]	275,000	211,062
7.250%, due 06/15/21[3]	460,000	348,450
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp. 8.250%, due 12/15/17	1,020,000	1,064,625
8.500%, due 12/15/19	235,000	253,800
		3,703,356
Commercial services—0.69%
Iron Mountain, Inc. 6.000%, due 08/15/23	1,790,000	1,841,462
8.375%, due 08/15/21	1,000,000	1,070,000
		2,911,462
Computer software & services—0.93%
NCR Corp. 4.625%, due 02/15/21	1,870,000	1,827,925
Sungard Data Systems, Inc. 6.625%, due 11/01/19	2,025,000	2,121,187
		3,949,112

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Consumer products—0.84%
Albea Beauty Holdings SA 8.375%, due 11/01/19[2]		1,800,000	$1,890,000
Cosan Luxembourg SA 5.000%, due 03/14/23[2,3]		200,000	170,000
Jarden Corp. 7.500%, due 01/15/20	EUR	550,000	794,852
7.500%, due 01/15/20		670,000	723,600
			3,578,452
Containers & packaging—1.44%
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 6.750%, due 01/31/21[2]		1,350,000	1,360,125
Ardagh Packaging Finance PLC/ Ardagh MP Holdings USA, Inc. 7.000%, due 11/15/20[2]		290,294	293,923
Owens-Brockway Glass Container, Inc. 7.375%, due 05/15/16		750,000	838,125
Rexam PLC 6.750%, due 06/29/67[4,5]	EUR	1,406,000	2,014,788
Sealed Air Corp. 5.250%, due 04/01/23[2]		425,000	418,625
8.125%, due 09/15/19[2]		1,075,000	1,198,625
			6,124,211
Diversified capital goods—0.27%
Mueller Water Products, Inc. 7.375%, due 06/01/17		445,000	457,238
8.750%, due 09/01/20		604,000	676,480
			1,133,718
Diversified financial services—2.56%
Ally Financial, Inc. 8.000%, due 11/01/31		405,000	487,013
8.000%, due 11/01/31		895,000	1,076,237
Bank of America Corp. 8.000%, due 01/30/18[5,6]		345,000	381,684
First Data Corp. 8.875%, due 08/15/20[2]		2,465,000	2,711,500
10.625%, due 06/15/21[2]		1,945,000	2,120,050
GE Capital Trust III 6.500%, due 09/15/67[4,5]	GBP	1,750,000	3,030,013
Mizuho Capital Investment USD 2 Ltd. 14.950%, due 06/30/14[2,5,6]		1,000,000	1,048,780
			10,855,277
Diversified manufacturing—0.53%
Bombardier, Inc. 7.500%, due 03/15/18[2]		270,000	301,050
7.750%, due 03/15/20[2]		1,770,000	1,958,063
			2,259,113
Diversified operations—0.08%
Tomkins LLC/Tomkins, Inc. 9.000%, due 10/01/18		301,000	326,209
	Face amount[1]		Value
Corporate bonds—(continued)
Electric utilities—0.47%
NRG Energy, Inc. 8.250%, due 09/01/20		1,835,000	$2,004,738
Electric-generation—0.34%
Calpine Corp. 7.875%, due 07/31/20[2]		1,131,000	1,238,445
Tenaska Alabama Partners LP 7.000%, due 06/30/21[2]		173,210	184,036
			1,422,481
Electronics—0.62%
Freescale Semiconductor, Inc. 5.000%, due 05/15/21[2,3]		1,875,000	1,860,937
6.000%, due 01/15/22[2]		757,000	787,280
			2,648,217
Finance-captive automotive—2.85%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[2,3]		1,880,000	1,701,400
Credit Agricole SA 7.875%, due 01/23/24[2,3,5,6]		2,000,000	2,030,000
8.375%, due 10/13/19[2,5,6]		765,000	864,450
Ford Motor Credit Co. LLC 5.875%, due 08/02/21		750,000	855,052
8.125%, due 01/15/20		480,000	605,650
General Motors Financial Co., Inc. 3.250%, due 05/15/18		285,000	285,713
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875%, due 02/01/22[2]		485,000	480,756
6.000%, due 08/01/20[2]		3,130,000	3,243,462
Schaeffler Finance BV 4.750%, due 05/15/21[2]		2,020,000	2,009,900
			12,076,383
Finance-noncaptive consumer—0.41%
CIT Group, Inc. 5.000%, due 08/15/22		1,740,000	1,731,300
Finance-other—1.97%
BBVA Bancomer SA/Texas 6.750%, due 09/30/22[2]		1,550,000	1,662,375
SLM Corp. MTN 8.000%, due 03/25/20		2,000,000	2,232,500
8.450%, due 06/15/18		600,000	695,250
Springleaf Finance Corp. 6.000%, due 06/01/20		3,165,000	3,165,000
Springleaf Finance Corp. MTN 6.500%, due 09/15/17		545,000	584,512
			8,339,637
Financial services—3.15%
Ageas Hybrid Financing SA 5.125%, due 06/20/16[4,5,6]	EUR	2,125,000	2,901,811
Assicurazioni Generali SpA 6.416%, due 12/31/49[5,6]	GBP	1,000,000	1,594,582

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Financial services—(concluded)
Banco de Bogota SA 5.375%, due 02/19/23[2]		2,200,000	$2,118,600
Cemex Finance LLC 9.375%, due 10/12/22[2]		1,800,000	2,016,000
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[3,5]		1,450,000	1,497,125
Milacron LLC/Mcron Finance Corp. 7.750%, due 02/15/21[2]		1,165,000	1,236,356
VTB Bank OJSC Via VTB Capital SA 6.950%, due 10/17/22[4]		2,000,000	2,002,500
			13,366,974
Food products—1.57%
ESAL GmbH 6.250%, due 02/05/23[2]		245,000	224,175
JBS USA LLC/JBS USA Finance, Inc. 8.250%, due 02/01/20[2]		1,685,000	1,828,225
Minerva Luxembourg SA 7.750%, due 01/31/23[2]		2,100,000	2,047,500
Smithfield Foods, Inc. 6.625%, due 08/15/22		1,030,000	1,084,075
USJ Acucar e Alcool SA 9.875%, due 11/09/19[2,3]		1,800,000	1,471,500
			6,655,475
Food-wholesale—0.55%
Barry Callebaut Services N.V. 5.500%, due 06/15/23[2]		2,100,000	2,136,393
6.000%, due 07/13/17	EUR	140,000	214,310
			2,350,703
Gaming—3.99%
Caesars Entertainment Operating Co., Inc. 9.000%, due 02/15/20		2,700,000	2,612,250
9.000%, due 02/15/20		4,690,000	4,549,300
Isle of Capri Casinos, Inc. 7.750%, due 03/15/19		575,000	626,750
8.875%, due 06/15/20		2,495,000	2,700,838
MGM Resorts International 6.750%, due 10/01/20		2,683,000	2,890,932
7.750%, due 03/15/22[3]		740,000	832,500
Mohegan Tribal Gaming Authority 9.750%, due 09/01/21[2]		1,330,000	1,453,025
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20		1,140,000	1,268,250
			16,933,845
Health care providers & services—3.69%
Alere, Inc. 8.625%, due 10/01/18		2,000,000	2,150,000
CHS/Community Health Systems, Inc. 5.125%, due 08/15/18		1,610,000	1,700,563
5.125%, due 08/01/21[2]		195,000	196,219
	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
DaVita HealthCare Partners, Inc. 5.750%, due 08/15/22		1,685,000	$1,725,019
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17		365,000	413,819
HCA, Inc. 7.500%, due 02/15/22		2,750,000	3,104,062
Kinetic Concepts, Inc./ KCI USA, Inc. 10.500%, due 11/01/18		1,520,000	1,748,000
Tenet Healthcare Corp. 8.125%, due 04/01/22		1,645,000	1,795,106
Valeant Pharmaceuticals International, Inc. 5.625%, due 12/01/21[2]		1,000,000	1,035,000
VPII Escrow Corp. 7.500%, due 07/15/21[2]		1,595,000	1,776,431
			15,644,219
Hotels, restaurants & leisure—0.19%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties 8.000%, due 10/01/20[2,3]		795,000	824,813
Insurance—4.47%
American International Group, Inc. 4.875%, due 03/15/67[5]	EUR	1,400,000	1,881,571
5.000%, due 04/26/23	GBP	750,000	1,363,293
Series A2 4.875%, due 03/15/67[5]	EUR	4,500,000	6,047,906
Series A3 5.750%, due 03/15/67[5]	GBP	600,000	981,408
Aviva PLC 6.875%, due 05/22/38[5]	EUR	1,200,000	1,849,067
Hartford Life, Inc. 7.650%, due 06/15/27		885,000	1,094,235
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[2]		2,000,000	2,150,000
Lincoln National Corp. 7.000%, due 05/17/66[5]		1,555,000	1,586,100
Scottish Widows PLC 5.500%, due 06/16/23[4]	GBP	1,185,000	1,996,588
			18,950,168
Machinery—1.11%
Mcron Finance Sub LLC/ Mcron Finance Corp. 8.375%, due 05/15/19[2]		1,150,000	1,279,375
NCR Escrow Corp. 6.375%, due 12/15/23[2]		985,000	1,024,400
Sensata Technologies BV 4.875%, due 10/15/23[2]		1,835,000	1,743,250
Terex Corp. 6.000%, due 05/15/21		650,000	674,375
			4,721,400

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Machinery-agriculture & construction—0.16%
CNH America LLC 7.250%, due 01/15/16		625,000	$686,719
Manufacturing-diversified—1.16%
Amsted Industries, Inc. 8.125%, due 03/15/18[2]		1,110,000	1,162,725
Kloeckner Pentaplast GmbH & Co. KG 11.625%, due 07/15/17[4]	EUR	1,050,000	1,614,450
Polypore International, Inc. 7.500%, due 11/15/17[3]		610,000	645,075
SPX Corp. 6.875%, due 09/01/17		390,000	440,700
WPE International Cooperatief UA 10.375%, due 09/30/20[2]		1,700,000	1,060,375
			4,923,325
Media—1.68%
Clear Channel Communications, Inc. 9.000%, due 03/01/21		2,875,000	2,903,750
EN Germany Holdings BV 10.750%, due 11/15/15[4]	EUR	748,000	1,029,004
Lamar Media Corp. 5.875%, due 02/01/22		1,350,000	1,404,000
TVN Finance Corp. III AB 7.375%, due 12/15/20[2]	EUR	1,250,000	1,802,960
			7,139,714
Metals—1.98%
Aleris International, Inc. 6.000%, due 06/01/20[8,9]		13,347	11,295
7.625%, due 02/15/18		835,000	878,837
7.875%, due 11/01/20		930,000	981,150
Novelis, Inc. 8.375%, due 12/15/17		2,500,000	2,668,750
8.750%, due 12/15/20		200,000	222,000
Vedanta Resources PLC 7.125%, due 05/31/23[2]		2,200,000	1,955,250
8.250%, due 06/07/21[2]		1,700,000	1,697,875
			8,415,157
Metals & mining—1.36%
ArcelorMittal 7.250%, due 03/01/41[7]		750,000	720,000
7.500%, due 10/15/39[7]		2,790,000	2,741,175
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[2,3]		525,000	552,563
7.000%, due 11/01/15[2,3]		791,000	822,877
Glencore Finance Europe SA 6.500%, due 02/27/19	GBP	500,000	933,991
			5,770,606
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—10.01%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.500%, due 05/20/21		678,000	$723,765
Berry Petroleum Co. 6.750%, due 11/01/20		2,320,000	2,418,600
Chesapeake Energy Corp. 5.375%, due 06/15/21		1,000,000	1,040,000
6.250%, due 01/15/17	EUR	515,000	758,829
6.625%, due 08/15/20		3,040,000	3,389,600
Concho Resources, Inc. 5.500%, due 10/01/22		270,000	275,400
5.500%, due 04/01/23		290,000	292,900
6.500%, due 01/15/22		300,000	323,250
7.000%, due 01/15/21		1,635,000	1,790,325
Denbury Resources, Inc. 4.625%, due 07/15/23		1,500,000	1,383,750
Energy Transfer Equity LP 7.500%, due 10/15/20		1,650,000	1,858,312
EP Energy LLC/EP Energy Finance, Inc. 9.375%, due 05/01/20		2,105,000	2,420,750
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21		430,000	442,900
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2]		525,000	568,313
8.000%, due 02/15/20[2]		355,000	383,400
Kinder Morgan Inc. 5.000%, due 02/15/21[2]		2,270,000	2,251,381
Linn Energy LLC/Linn Energy Finance Corp. 6.500%, due 05/15/19		800,000	822,000
7.000%, due 11/01/19[2]		800,000	812,000
7.750%, due 02/01/21		500,000	530,000
8.625%, due 04/15/20		1,790,000	1,933,200
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. 5.500%, due 02/15/23		645,000	648,225
6.500%, due 08/15/21		601,000	646,075
Pacific Rubiales Energy Corp. 5.125%, due 03/28/23[2]		2,300,000	2,084,950
Petroleos de Venezuela SA 12.750%, due 02/17/22[4]		3,375,000	2,733,750
Precision Drilling Corp. 6.500%, due 12/15/21		615,000	653,438
6.625%, due 11/15/20		855,000	908,438
Regency Energy Partners LP/ Regency Energy Finance Corp. 5.500%, due 04/15/23		1,230,000	1,199,250
Samson Investment Co. 10.500%, due 02/15/20[2]		1,835,000	2,018,500
Swift Energy Co. 7.125%, due 06/01/17		500,000	510,000
8.875%, due 01/15/20		1,520,000	1,618,800

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250%, due 11/15/23[2,3]	900,000	$813,375
5.250%, due 05/01/23	1,465,000	1,417,387
7.875%, due 10/15/18	730,000	784,750
Whiting Petroleum Corp. 5.750%, due 03/15/21	1,925,000	2,021,250
		42,476,863
Oil services—1.60%
Basic Energy Services, Inc. 7.750%, due 02/15/19	1,320,000	1,386,000
7.750%, due 10/15/22	1,475,000	1,545,062
Cie Generale de Geophysique-Veritas 6.500%, due 06/01/21	1,950,000	1,984,125
Hornbeck Offshore Services, Inc. 5.000%, due 03/01/21	1,235,000	1,201,038
5.875%, due 04/01/20	650,000	671,125
		6,787,350
Packaging—1.25%
Reynolds Group Issuer 8.500%, due 05/15/18	1,765,000	1,853,250
9.875%, due 08/15/19	3,115,000	3,442,075
		5,295,325
Paper & forest products—0.46%
Domtar Corp. 9.500%, due 08/01/16	250,000	293,545
Norske Skogindustrier ASA 7.125%, due 10/15/33[2]	1,415,000	707,500
Stora Enso Oyj 7.250%, due 04/15/36[2]	1,000,000	942,500
		1,943,545
Pipelines—0.86%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 4.750%, due 11/15/21	790,000	728,775
5.875%, due 08/01/23	1,195,000	1,144,212
Georgian Oil and Gas Corp. 6.875%, due 05/16/17[2]	1,700,000	1,761,625
		3,634,612
Rental auto/equipment—0.54%
United Rentals North America, Inc. 7.375%, due 05/15/20	275,000	304,906
7.625%, due 04/15/22	270,000	303,750
8.375%, due 09/15/20[3]	1,525,000	1,692,750
		2,301,406
Retail—0.11%
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 7.375%, due 08/01/21	436,000	476,330
	Face amount[1]		Value
Corporate bonds—(continued)
Steel—1.61%
AK Steel Corp. 7.625%, due 05/15/20[3]		1,350,000	$1,333,125
8.375%, due 04/01/22[3]		400,000	396,500
APERAM 7.375%, due 04/01/16[2]		1,000,000	1,037,500
Severstal OAO Via Steel Capital SA 5.900%, due 10/17/22[2,3]		2,100,000	2,016,000
US Steel Corp. 7.000%, due 02/01/18[3]		1,170,000	1,278,225
7.500%, due 03/15/22[3]		700,000	747,250
			6,808,600
Telecom-integrated/services—1.20%
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		1,088,000	1,234,880
Intelsat Luxembourg SA 7.750%, due 06/01/21[2]		1,730,000	1,855,425
8.125%, due 06/01/23[2]		1,860,000	2,013,450
			5,103,755
Telecommunication services—1.25%
Colombia Telecomunicaciones SA ESP 5.375%, due 09/27/22[2]		2,250,000	2,103,750
CommScope, Inc. 8.250%, due 01/15/19[2]		1,565,000	1,699,981
Satmex Escrow SA de C.V. 9.500%, due 05/15/17		1,400,000	1,484,000
			5,287,731
Telephone-integrated—1.85%
Frontier Communications Corp. 7.000%, due 11/01/25		500,000	477,500
7.125%, due 01/15/23		700,000	691,250
Sprint Capital Corp. 6.900%, due 05/01/19		4,625,000	4,995,000
8.750%, due 03/15/32		1,570,000	1,699,525
			7,863,275
Transportation—1.18%
Stena AB 5.875%, due 02/01/19[4]	EUR	650,000	946,796
6.125%, due 02/01/17[4]	EUR	1,500,000	2,174,778
Ukraine Railways via Shortline PLC 9.500%, due 05/21/18[2]		2,180,000	1,885,700
			5,007,274
Transportation services—1.76%
CEVA Group PLC 8.375%, due 12/01/17[2]		1,492,000	1,557,275
CHC Helicopter SA 9.250%, due 10/15/20		3,045,000	3,242,925
Hapag-Lloyd AG 9.750%, due 10/15/17[2,3]		1,280,000	1,360,000
PHI, Inc. 8.625%, due 10/15/18		1,000,000	1,076,250

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount[1]	Value
Corporate bonds—(concluded)
Transportation services—(concluded)
Teekay Corp. 8.500%, due 01/15/20[3]	195,000	$215,719
		7,452,169
Wireless telecommunication services—2.95%
CenturyLink, Inc. 6.750%, due 12/01/23	1,315,000	1,331,438
Comunicaciones Celulares SA 6.875%, due 02/06/24[2,9]	2,000,000	1,964,660
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	490,000	518,175
7.875%, due 09/01/18	500,000	533,750
Sprint Nextel Corp. 6.000%, due 11/15/22	1,250,000	1,228,125
8.375%, due 08/15/17	325,000	375,375
9.125%, due 03/01/17	825,000	969,375
T-Mobile USA, Inc. 6.125%, due 01/15/22	1,375,000	1,405,937
6.542%, due 04/28/20	1,350,000	1,429,312
ViaSat, Inc. 6.875%, due 06/15/20	1,984,000	2,083,200
Windstream Corp. 6.375%, due 08/01/23	750,000	697,500
		12,536,847
Total corporate bonds (cost—$367,975,927)		391,503,744
Loan assignments[5]—1.69%
Airlines—0.47%
US Airways Group, Inc. Term Loan B1 3.500%, due 05/23/19	2,000,000	2,007,600
Broadcast—0.26%
Clear Channel Communications, Inc. Term Loan D 6.910%, due 01/30/19	1,136,165	1,101,841
Computer software & services—0.30%
Sungard Data Systems, Inc. Term Loan E 4.000%, due 03/09/20	1,283,454	1,289,217
Gaming—0.43%
Scientific Games International Term Loan B 4.250%, due 10/18/20	1,800,000	1,807,506
Support-services—0.23%
KAR Auction Services, Inc. Term Loan B 3.750%, due 05/19/17	956,555	961,940
Total loan assignments (cost—$7,069,427)		7,168,104
	Face amount[1]		Value
Non-US government obligation—1.87%
Sovereign—1.87%
Portugal Obrigacoes do Tesouro OT 4.950%, due 10/25/23[2,4] (cost—$6,342,959)	EUR	5,875,000	$7,944,462
Asset-backed securities—0.83%
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A 0.228%, due 05/25/37[5]		355,436	264,451
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV1 0.288%, due 04/25/37[5]		430,919	395,479
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A1 0.258%, due 04/25/37[5]		473,022	426,343
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A2A 0.268%, due 03/25/37[5]		1,111,917	697,487
Morgan Stanley Capital, Inc., Series 2006-HE6, Class A2B 0.258%, due 09/25/36[5]		292,478	157,407
Series 2006-HE8, Class A2B 0.258%, due 10/25/36[5]		183,271	104,516
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1 5.893%, due 06/25/37[7]		1,441,513	797,690
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2 0.268%, due 01/25/37[5]		879,147	535,309
Series 2007-OPT1, Class 2A1 0.238%, due 06/25/37[5]		293,533	159,851
Total asset-backed securities (cost—$5,521,332)			3,538,533
Collateralized mortgage obligations—0.26%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 2.606%, due 11/25/35[5]		529,226	465,009
GSAA Home Equity Trust, Series 2006-14, Class A1 0.208%, due 09/25/36[5]		719,759	372,510
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1 2.064%, due 11/25/36[5]		322,995	281,554
Total collateralized mortgage obligations (cost—$1,571,981)			1,119,073

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—0.52%
Automobiles—0.48%
General Motors Co.*	44,444	$1,603,539
Motors Liquidation Co. GUC Trust*,10	13,413	413,791
		2,017,330
Metals—0.04%
Aleris International, Inc.[8,9]	15,446	165,736
Total common stocks (cost—$1,410,502)		2,183,066
	Number of warrants
Warrants*—0.49%
Automobiles—0.45%
General Motors Co., strike price $10.00, expires 07/10/16	51,150	1,363,147
General Motors Co., strike price $18.33, expires 07/10/19	29,200	551,296
		1,914,443
Cable—0.04%
Charter Communications, Inc., strike price $46.86, expires 11/30/14	1,818	148,949
Total warrants (cost—$1,437,239)		2,063,392
	Face amount	Value
Repurchase agreement—0.64%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $1,496,419 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $1,520,011 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$2,780,521); proceeds: $2,726,000 (cost—$2,726,000)	$2,726,000	$2,726,000
	Number of shares
Investment of cash collateral from securities loaned—6.83%
Money market fund—6.83%
UBS Private Money Market Fund LLC[11] (cost—$28,981,793)	28,981,793	28,981,793
Total investments (cost—$423,037,160)—105.39%		447,228,167
Liabilities in excess of other assets—(5.39)%		(22,876,036)
Net assets—100.00%		$424,352,131

For a listing of defined portfolio acronyms, currency type abbreviations and counterparty acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$32,641,466
Gross unrealized depreciation	(8,450,459)
Net unrealized appreciation	$24,191,007

Futures contracts

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized depreciation
US Treasury futures sell contracts:
1,262	USD	US Treasury Note 2 Year Futures	March 2014	$277,893,632	$277,896,345	$(2,713)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	EUR	32,007,000	USD	43,919,231	02/20/14	$751,222
JPMCB	GBP	16,505,000	USD	26,871,791	02/20/14	(257,550)
JPMCB	USD	326,588	GBP	200,000	02/20/14	2,153
						$495,825

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2014 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$391,492,449	$11,295	$391,503,744
Loan assignments	—	7,168,104	—	7,168,104
Non-US government obligation	—	7,944,462	—	7,944,462
Asset-backed securities	—	3,538,533	—	3,538,533
Collateralized mortgage obligations	—	1,119,073	—	1,119,073
Common stocks	2,017,330	—	165,736	2,183,066
Warrants	2,063,392	—	—	2,063,392
Repurchase agreement	—	2,726,000	—	2,726,000
Investment of cash collateral from securities loaned	—	28,981,793	—	28,981,793
Futures contracts, net	(2,713)	—	—	(2,713)
Forward foreign currency contracts, net	—	495,825	—	495,825

At January 31, 2014, there was a transfer between Level 1 and Level 2 of $148,949 due to the valuation being based upon an unadjusted quoted price from a US exchange rather than over-the-counter pricing.

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2014:

	Corporate bonds	Common stocks	Total
Beginning balance	$13,347	$274,167	$287,514
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	(48)	—	(48)
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	(2,004)	(108,431)	(110,435)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$11,295	$165,736	$177,031

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2014, was $(110,435).

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	68.8%
Luxembourg	6.3
United Kingdom	4.8
Netherlands	3.0
Canada	2.2
Portugal	1.8
Sweden	1.1
France	1.1
Jersey	1.1

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2014 (unaudited)

Issuer breakdown by country or territory of origin—(concluded)

Percentage of total investments
Colombia	0.9%
Cayman Islands	0.9
Ireland	0.8
India	0.8
Brazil	0.7
Mexico	0.7
Australia	0.7
Germany	0.7
Spain	0.6
Venezuela	0.6
Belgium	0.5
Georgia	0.4
Indonesia	0.4
Italy	0.3
Paraguay	0.3
Finland	0.2
Norway	0.2
Austria	0.1
Marshall Islands	0.0 †
Total	100.0%

†  Amount is less than 0.05%.

Portfolio footnotes

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 26.92% of net assets as of January 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security, or portion thereof, was on loan at January 31, 2014.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2014, the value of these securities amounted to 11.26% of net assets.

5  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2014 and changes periodically.

6  Perpetual bond security. The maturity date reflects the next call date.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Illiquid investment as of January 31, 2014.

9  Security is being fair valued by a valuation committee under the direction of the board of trustees.

10  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$44,014,743	$63,684,068	$78,717,018	$28,981,793	$1,651

See accompanying notes to financial statements

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 5.90% before the deduction of the maximum PACE Select program fee. (Class P shares returned 4.84% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 1000 Value Index (the "benchmark") returned 4.63%, and the Lipper Large-Cap Value Funds category posted a median return of 4.81%. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 101. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Please note: On September 11, 2013, Los Angeles Capital Management and Equity Research began serving as a fourth Sub-Advisor for this Portfolio.

ICAP

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our portion of the Portfolio is built on a stock-by-stock basis and reflects the individual companies that we believe have a combination of attractive valuations and catalysts likely to trigger appreciation over a 12-18 month timeframe. In a period characterized by moderate volatility of returns, our performance was primarily driven by several key factors.

Stock selection in the information technology sector detracted from performance, as independent security and storage management software provider Symantec underperformed the benchmark. Symantec's results were hindered by the reorganization of its sales force, which caused greater than expected disruption to its revenue. While we continue to hold Symantec in our portion of the Portfolio, we have reduced the size of our position in the stock. Other individual holdings that detracted from performance included provider of blood products and medical devices Baxter International, automobile manufacturer Ford Motor and integrated oil producer

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"); Pzena Investment Management, LLC ("Pzena"); Robeco Investment Management, Inc. ("Robeco") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital").

Portfolio Managers:

ICAP: Jerrold Senser, Thomas M. Cole and Thomas Wenzel;

Pzena: Antonio DeSpirito, III, Richard S. Pzena, John P. Goetz and Benjamin Silver;

Robeco: Mark Donovan, CFA and Dave Pyle, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that exhibit excessive deterioration in earnings trends. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

Marathon Oil. Baxter International lagged due to concerns around increased competition. We believe that the stock should benefit as plasma capacity constraints ease and synergies from a recent acquisition begin to appear. Ford Motor underperformed, as management indicated a decreased profit outlook for the coming year due to costs associated with a ramp-up in product launches. We believe that these are temporary headwinds and that the stock remains attractive with improving sales and progress in the restructuring of its European business. Marathon Oil's weakness was primarily attributed to lower than expected US production and higher corporate expenses. We believe that the stock can benefit as management improves productivity and disposes of non-core assets and returns the proceeds to shareholders.

Stock selection in the communications sector contributed to performance, as global wireless communications provider Vodafone outperformed the benchmark. Vodafone's shares performed strongly as it announced the sale of its stake in Verizon Wireless and indicated that it would return a significant portion of the proceeds to shareholders. In the retail sector, CVS Caremark benefited from strong revenues, driven by increased utilization in its pharmacy benefit manager business. Other individual stocks that added value included media company Viacom and auto parts manufacturer Johnson Controls. Viacom benefited as improved network ratings led to better than expected advertising revenue. Johnson Controls performed strongly as profit margins improved due to the company's restructuring initiatives. Elsewhere, an overweight to the consumer services sector added to performance, as did avoiding the weak property sector.

Derivatives were not used during the reporting period.

Pzena

Our portion of the Portfolio outperformed the benchmark during the reporting period. Holdings in well-established technology firms, as well as our energy, defense and industrials companies drove our outperformance. Stock selection in financials was also a significant contributor to results, as was an underweight in utilities. Some of our strongest performers included technology companies Microsoft, Oracle, Hewlett-Packard and Google; energy services firm Baker Hughes; integrated energy company BP Plc. and defense company Northrop Grumman. Google was sold from our portion of the Portfolio, as it reached our estimate of fair value. The consumer discretionary, healthcare and materials and processing sectors detracted from performance. On an

Investment process (concluded)

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. Robeco seeks to outperform the fund's benchmark in falling markets and to keep pace with the benchmark in rising markets, while protecting capital.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

individual stock basis, office supply company Staples Inc., clinical testing services firm Laboratory Corporation of America and building supplies company Masco lagged the benchmark.

Cyclical stocks—dominated by financials, established technology and energy companies—continue to be very attractively valued and remain our largest exposures. High dividend paying sectors with non-cyclical earnings profiles, such as utilities, consumer staples, real estate investment trusts ("REITs") and pharmaceuticals, continue to trade at premium valuations and, therefore, have little to no representation in our portion of the Portfolio. Notwithstanding the improved environment, the spreads between low and high beta stocks have narrowed only modestly and remain wide, leaving us with excellent valuation anomalies to exploit, particularly among economically sensitive companies. (Beta is a measure of volatility or risk relative to the market as a whole.)

Derivatives were not used during the reporting period.

Robeco

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by stock selection and, to a lesser extent, sector allocation. We exploited a significant amount of opportunities in the communications sector. Specifically, large overweight positions in cable companies Comcast Corp and Time Warner Cable were beneficial to our portion of the Portfolio's performance, as they produced high returns and both companies beat earnings estimates during the fourth quarter of 2013. An out-of-benchmark position in healthcare company McKesson Corp. contributed to performance, as it continued to produce market beating returns during the six-month reporting period. Other areas of strength came from stock selection in the energy and consumer non-durables sectors. Our avoidance of poorly performing integrated oil company, Chevron Corp. in favor of Royal Dutch Shell, added significant value during the reporting period. We have since sold Royal Dutch Shell from our portion of the Portfolio, as it reached our target price. In the consumer non-durables sector, Tyson Foods produced a strong return and our overweight allocation contributed to returns. Finally, our minimal exposure to real estate investment trusts ("REITs") benefited our portion of the Portfolio's performance, as the sector produced a negative return during the reporting period.

Detracting from the performance of our portion of the Portfolio were our exposures to the basic industries, finance and consumer services sectors. Specifically, packaging products manufacturer Rock-Tenn Company did not meet earnings expectations, and the stock price faltered. Other poorly performing holdings in our portion of the Portfolio included Cisco Systems and Citigroup. Shares of Cisco Systems have been negatively impacted by lowered guidance, which will likely weigh on near-term growth, despite a very attractive free cash flow yield. Citigroup missed its earnings estimates during the past two quarters but continues to strengthen its balance sheet.

Derivatives were not used during the reporting period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period from our inception as a Sub-Advisor on September 11, 2013 through January 31, 2014. The portfolio was well positioned to take advantage of investors' valuation preferences. In particular, an overweight to inexpensive companies based on earnings yield, coupled with underweights to companies with high book-to-price ratios and high dividend yields were the most significant fundamental contributors to relative return. Other contributors were our overweight to companies with low profit margins and higher beta stocks, as investor risk appetite was generally solid. (Beta is a measure of volatility or risk relative to the market as a whole.) A tilt towards smaller-cap stocks was the largest detractor from results relative to the benchmark, as larger-cap stocks outperformed during the reporting period. An overweight to companies with higher leverage also detracted from returns. Within industries, overweights to banks and

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

transportation companies both added value, while underweights to real estate and utilities both detracted from performance.

As 2014 began, investors continued to embrace risk, favoring companies with low payout ratios, low profit margins and volatile stock prices. Recently, investors have turned against stocks that performed well over the past year and have become more negative on leveraged companies. However, investors are showing some caution, as defensive or less economically sensitive sectors such as utilities, healthcare and biotechnology are favored, while pro-cyclical sectors such as materials, energy and retail are penalized. As of the end of the reporting period, our portion of the Portfolio exhibited tilts towards information technology, telecommunication services, healthcare and transportation relative to the benchmark, underweights to energy, financials and Internet companies. Our portion of the Portfolio exhibited a higher beta but a lower price-to-earnings ratio, price-to-book ratio and dividend yield. Additionally, our portion of the Portfolio was tilted toward smaller companies with higher levels of leverage, volatility and strong performance over the last year.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	5.78%	22.41%	18.76%	6.86%
Class C2	5.34%	21.46%	17.84%	6.01%
Class Y3	5.88%	22.71%	19.09%	7.19%
Class P4	5.90%	22.74%	19.06%	7.13%
After deducting maximum sales charge or PACE Select program fee
Class A1	(0.03)%	15.70%	17.43%	6.25%
Class C2	4.34%	20.46%	17.84%	6.01%
Class P4	4.84%	20.31%	16.71%	5.01%
Russell 1000 Value Index[5]	4.63%	20.02%	18.69%	7.01%
Lipper Large-Cap Value Funds median	4.81%	19.89%	17.34%	6.26%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 27.42%; 5-year period, 15.94%; 10-year period, 6.84%; Class C—1-year period, 32.78%; 5-year period, 16.33%; 10-year period, 6.60%; Class Y—1-year period, 35.15%; 5-year period, 17.59%; 10-year period, 7.78%; Class P—1-year period, 32.49%; 5-year period, 15.22%; 10-year period, 5.58%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.27% and 1.27%; Class C—2.06% and 2.06%; Class Y—1.03% and 1.03%; and Class P—1.02% and 1.02%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02%; and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Net assets (mm)	$1,364.2
Number of holdings	364
Portfolio composition[1]	01/31/14
Common stocks	101.6%
ADRs	3.5
Investments sold short	(6.0)
Cash equivalents and other assets less liabilities	0.9
Total	100.0%
Top five sectors (long holdings)[1]	01/31/14
Financials	28.3%
Health care	14.5
Information technology	13.8
Energy	13.5
Consumer discretionary	13.0
Total	83.1%
Top ten equity holdings (long holdings)[1]	01/31/14
Exxon Mobil Corp.	4.4%
Pfizer, Inc.	3.5
Bank of America Corp.	2.9
Citigroup, Inc.	2.6
Time Warner, Inc.	2.1
General Electric Co.	2.1
Capital One Financial Corp.	2.0
JPMorgan Chase & Co.	1.9
CVS Caremark Corp.	1.9
Berkshire Hathaway, Inc., Class B	1.7
Total	25.1%
Top five sectors (short holdings)[1]	01/31/14
Financials	(2.5)%
Information technology	(0.9)
Consumer discretionary	(0.7)
Energy	(0.5)
Materials	(0.5)
Total	(5.1)%
Top ten equity holdings (short holdings)[1]	01/31/14
Twenty-First Century Fox, Inc., Class A	(0.3)%
Yahoo!, Inc.	(0.3)
Realty Income Corp.	(0.3)
Leucadia National Corp.	(0.3)
NRG Energy, Inc.	(0.3)
AvalonBay Communities, Inc.	(0.2)
Ares Capital Corp.	(0.2)
Equity Residential	(0.2)
Towers Watson & Co., Class A	(0.2)
Extra Space Storage, Inc.	(0.2)
Total	(2.5)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 212.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—105.06%
Aerospace & defense—4.07%
Alliant Techsystems, Inc.[1]	9,046	$1,299,910
Exelis, Inc.	95,688	1,874,528
General Dynamics Corp.	23,354	2,365,994
Honeywell International, Inc.	180,393	16,457,254
L-3 Communications Holdings, Inc.[2]	46,145	5,125,325
Lockheed Martin Corp.	45,577	6,878,025
Northrop Grumman Corp.	18,700	2,160,785
Raytheon Co.	63,557	6,042,364
The Boeing Co.	106,050	13,283,823
		55,488,008
Airlines—0.42%
Delta Air Lines, Inc.[2]	185,190	5,668,666
Auto components—1.68%
Allison Transmission Holdings, Inc.[1]	17,314	497,431
Johnson Controls, Inc.	290,600	13,402,472
Lear Corp.[1]	68,991	4,990,119
TRW Automotive Holdings Corp.*	54,875	4,068,982
		22,959,004
Automobiles—1.45%
Ford Motor Co.	760,250	11,373,340
General Motors Co.*	232,000	8,370,560
		19,743,900
Biotechnology—0.43%
Amgen, Inc.	49,205	5,852,935
Building products—0.39%
Masco Corp.	200,900	4,251,044
Owens Corning*,1	26,830	1,023,565
		5,274,609
Capital markets—2.95%
BlackRock, Inc.[1]	1,006	302,273
E*TRADE Financial Corp.*,1	84,920	1,700,098
Franklin Resources, Inc.	79,125	4,115,291
Invesco Ltd.[1]	151,740	5,045,355
Legg Mason, Inc.[1]	18,396	779,071
Morgan Stanley[1,2]	326,388	9,631,710
Raymond James Financial, Inc.[1]	17,948	913,733
State Street Corp.	102,669	6,873,690
The Bank of New York Mellon Corp.[1]	6,867	219,469
The Goldman Sachs Group, Inc.	64,687	10,616,430
		40,197,120
Chemicals—1.64%
Ashland, Inc.[1]	25,792	2,393,755
Cabot Corp.[1]	10,631	517,411
Huntsman Corp.[1]	72,790	1,595,557
Monsanto Co.	114,800	12,231,940
The Mosaic Co.	127,402	5,689,773
		22,428,436
	Number of shares	Value
Common stocks—(continued)
Commercial banks—5.40%
BB&T Corp.[2]	239,878	$8,973,836
City National Corp.[1]	24,780	1,792,833
Comerica, Inc.	48,375	2,215,575
Commerce Bancshares, Inc.[1]	15,477	672,785
East West Bancorp, Inc.	72,112	2,412,867
Fifth Third Bancorp[1]	476,143	10,008,526
M&T Bank Corp.[1]	10,467	1,167,175
PNC Financial Services Group, Inc.	274,125	21,897,105
SunTrust Banks, Inc.	60,638	2,244,819
TCF Financial Corp.[1]	13,063	210,314
US Bancorp	17,792	706,876
Wells Fargo & Co.	466,914	21,169,881
Zions Bancorp[1]	7,161	205,879
		73,678,471
Commercial services & supplies—0.35%
Iron Mountain, Inc.[1]	10,120	267,269
Tyco International Ltd.	66,601	2,696,675
Waste Management, Inc.	41,898	1,750,498
		4,714,442
Communications equipment—2.52%
Brocade Communications Systems, Inc.*	816,035	7,621,767
Cisco Systems, Inc.	893,682	19,580,573
Harris Corp.	23,354	1,619,366
Polycom, Inc.*,1	40,870	487,579
QUALCOMM, Inc.	67,638	5,020,092
		34,329,377
Computers & peripherals—3.06%
Apple, Inc.	200	100,120
Diebold, Inc.[1]	37,327	1,253,814
EMC Corp.	95,664	2,318,895
Hewlett-Packard Co.[2]	659,234	19,117,786
NetApp, Inc.	291,376	12,336,860
Seagate Technology PLC	63,393	3,350,954
Western Digital Corp.	38,381	3,307,291
		41,785,720
Construction & engineering—0.12%
AECOM Technology Corp.*	54,639	1,566,500
Consumer finance—2.36%
Capital One Financial Corp.	389,160	27,478,587
Discover Financial Services	87,355	4,686,596
		32,165,183
Containers & packaging—0.78%
Crown Holdings, Inc.*	108,271	4,449,938
MeadWestvaco Corp.[1]	30,354	1,094,869
Owens-Illinois, Inc.*	40,948	1,311,974
Rock-Tenn Co., Class A	37,741	3,829,957
		10,686,738

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Diversified consumer services—0.22%
Apollo Education Group, Inc.*	79,620	$2,570,930
Service Corp. International	27,177	481,033
		3,051,963
Diversified financial services—8.56%
Bank of America Corp.	2,391,716	40,061,243
Citigroup, Inc.	749,171	35,533,181
CME Group, Inc.[2]	42,588	3,183,879
ING US, Inc.	130,350	4,401,919
IntercontinentalExchange Group, Inc.[1]	17,521	3,658,210
JPMorgan Chase & Co.[2]	464,837	25,733,376
MSCI, Inc.*,1	41,127	1,756,945
The NASDAQ OMX Group, Inc.	65,339	2,492,683
		116,821,436
Diversified telecommunication services—0.96%
AT&T, Inc.[2]	215,514	7,180,926
CenturyLink, Inc.[1]	204,529	5,902,707
		13,083,633
Electric utilities—1.88%
American Electric Power Co., Inc.	18,286	892,540
Entergy Corp.	90,660	5,714,300
Exelon Corp.[1]	438,571	12,718,559
FirstEnergy Corp.	122,475	3,856,738
Pepco Holdings, Inc.[1]	30,202	586,825
The Southern Co.[1]	31,579	1,302,318
Xcel Energy, Inc.	21,495	621,420
		25,692,700
Electronic equipment, instruments & components—1.32%
AVX Corp.[1]	27,721	358,155
Corning, Inc.	220,750	3,799,107
Ingram Micro, Inc., Class A*	84,325	2,109,812
Jabil Circuit, Inc.[1]	113,808	2,045,130
TE Connectivity Ltd.	138,561	7,830,082
Tech Data Corp.*	20,699	1,116,090
Vishay Intertechnology, Inc.*,1	57,657	782,982
		18,041,358
Energy equipment & services—1.83%
Baker Hughes, Inc.	135,175	7,656,312
Cameron International Corp.*,1	1,210	72,564
Halliburton Co.	245,500	12,031,955
Schlumberger Ltd.	59,867	5,242,553
		25,003,384
Food & staples retailing—1.92%
CVS Caremark Corp.	372,715	25,240,260
Wal-Mart Stores, Inc.	12,959	967,778
		26,208,038
Food products—1.10%
Bunge Ltd.	23,156	1,754,299
ConAgra Foods, Inc.[1]	18,329	582,679
Dean Foods Co.*,1	54,693	864,149
	Number of shares	Value
Common stocks—(continued)
Food products—(concluded)
Kellogg Co.	11,882	$688,918
Mondelez International, Inc., Class A	96,429	3,158,050
Pinnacle Foods, Inc.	8,315	224,505
Tyson Foods, Inc., Class A	205,445	7,683,643
		14,956,243
Gas utilities—0.05%
Atmos Energy Corp.[1]	12,652	607,423
Questar Corp.[1]	5,741	133,880
		741,303
Health care equipment & supplies—3.34%
Alere, Inc.*,1	35,714	1,353,561
Baxter International, Inc.	230,600	15,749,980
Becton, Dickinson and Co.	48,250	5,216,790
Boston Scientific Corp.*,2	444,103	6,008,713
Covidien PLC	216,779	14,792,999
Hologic, Inc.*,1	115,031	2,457,062
		45,579,105
Health care providers & services—4.33%
Cardinal Health, Inc.	2,782	189,232
Cigna Corp.	151,099	13,041,355
Express Scripts Holding Co.*	120,815	9,023,672
HCA Holdings, Inc.*,2	90,569	4,552,903
Health Net, Inc.*,1	44,363	1,459,099
Humana, Inc.	27,561	2,681,685
Laboratory Corp. of America Holdings*	57,100	5,129,293
LifePoint Hospitals, Inc.*	25,787	1,366,969
McKesson Corp.	56,111	9,786,319
Omnicare, Inc.	74,832	4,674,007
Patterson Cos., Inc.[1]	5,381	215,025
Quest Diagnostics, Inc.[1]	79,390	4,167,975
UnitedHealth Group, Inc.[1]	22,310	1,612,567
WellPoint, Inc.[1]	14,127	1,214,922
		59,115,023
Hotels, restaurants & leisure—0.31%
Carnival Corp.[1]	5,749	225,303
Marriott International, Inc., Class A1	3,168	156,183
MGM Resorts International*,1	74,109	1,805,295
Six Flags Entertainment Corp.	25,925	930,448
The Wendy's Co.	120,907	1,096,627
		4,213,856
Household durables—0.04%
Leggett & Platt, Inc.[1]	18,786	563,956
Household products—0.35%
The Clorox Co.[1]	3,862	340,899
The Procter & Gamble Co.[2]	57,614	4,414,384
		4,755,283
Independent power producers & energy traders—0.75%
AES Corp.[1]	727,380	10,226,963

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Industrial conglomerates—2.34%
Danaher Corp.[1]	1,966	$146,251
General Electric Co.	1,119,525	28,133,663
Siemens AG, ADR[1]	28,659	3,619,345
		31,899,259
Insurance—7.47%
ACE Ltd.	187,281	17,568,831
Aflac, Inc.[2]	44,482	2,792,580
Alleghany Corp.*	459	170,899
American International Group, Inc.	200,221	9,602,599
Axis Capital Holdings Ltd.	133,850	6,025,927
Berkshire Hathaway, Inc., Class B*,2	205,070	22,885,812
Cincinnati Financial Corp.[1]	17,975	870,889
Endurance Specialty Holdings Ltd.[1]	9,991	523,428
Genworth Financial, Inc., Class A*,1	34,997	516,206
HCC Insurance Holdings, Inc.	2,145	92,042
Kemper Corp.	6,144	225,792
Lincoln National Corp.	26,141	1,255,552
Loews Corp.[1]	948	42,271
Marsh & McLennan Cos., Inc.	21,377	977,143
MetLife, Inc.	184,011	9,025,739
PartnerRe Ltd.	32,614	3,201,716
Protective Life Corp.[1]	28,412	1,392,472
The Allstate Corp.[2]	166,158	8,507,290
The Chubb Corp.	10,940	924,868
The Hanover Insurance Group, Inc.	13,452	746,990
The Progressive Corp.	5,107	118,687
The Travelers Cos., Inc.	42,187	3,428,959
Unum Group[1,2]	129,353	4,165,167
Validus Holdings Ltd.	81,122	2,913,902
Willis Group Holdings PLC	91,800	3,952,908
		101,928,669
Internet & catalog retail—0.09%
Liberty Interactive Corp., Class A*,2	47,509	1,268,965
Internet software & services—0.40%
IAC/InterActiveCorp.	76,851	5,382,644
IT services—0.63%
Amdocs Ltd.	23,766	1,028,117
Computer Sciences Corp.[2]	87,798	5,303,877
CoreLogic, Inc.*,1	5,238	166,830
Global Payments, Inc.	30,975	2,047,138
		8,545,962
Life sciences tools & services—0.45%
Agilent Technologies, Inc.	54,807	3,187,027
QIAGEN N.V.*	121,288	2,682,891
Quintiles Transnational Holdings, Inc.*	5,091	242,484
		6,112,402
Machinery—1.89%
AGCO Corp.	49,623	2,646,395
Crane Co.	2,185	138,005
Dover Corp.	50,919	4,407,549
	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Joy Global, Inc.[1]	63,132	$3,332,738
Oshkosh Corp.	47,929	2,594,876
Parker Hannifin Corp.	68,395	7,753,941
SPX Corp.[1]	28,205	2,808,372
Stanley Black & Decker, Inc.[1]	8,523	659,680
Timken Co.	13,465	758,483
Trinity Industries, Inc.	11,347	660,736
		25,760,775
Media—7.69%
CBS Corp., Class B	74,492	4,374,170
Comcast Corp., Class A	207,552	11,301,207
DreamWorks Animation SKG, Inc., Class A*,1	28,027	945,631
Gannett Co., Inc.[1]	139,032	3,827,551
Liberty Global PLC, Series C*	83,597	6,631,750
Liberty Media Corp., Class A*	47,506	6,251,315
News Corp., Class A*	498,021	7,948,415
Omnicom Group, Inc.	121,685	8,831,897
The Interpublic Group Cos., Inc.	136,899	2,234,192
The Walt Disney Co.	52,006	3,776,156
Thomson Reuters Corp.[1]	76,886	2,772,509
Time Warner Cable, Inc.	18,120	2,414,852
Time Warner, Inc.[2]	461,392	28,989,259
Viacom, Inc., Class B	178,400	14,646,640
		104,945,544
Metals & mining—0.16%
Alcoa, Inc.[1]	10,483	120,659
Newmont Mining Corp.[1]	97,716	2,110,666
		2,231,325
Multi-utilities—0.53%
Ameren Corp.[1]	24,874	941,232
Centerpoint Energy, Inc.	70,568	1,651,291
Consolidated Edison, Inc.[1]	13,604	740,194
Dominion Resources, Inc.[1]	30,635	2,080,423
DTE Energy Co.	2,051	139,919
PG&E Corp.[1]	6,062	255,513
Public Service Enterprise Group, Inc.[1]	31,518	1,050,810
TECO Energy, Inc.[1]	7,794	127,666
Wisconsin Energy Corp.[1]	4,910	209,510
		7,196,558
Multiline retail—0.31%
Kohl's Corp.[1]	4,518	228,746
Macy's, Inc.	76,120	4,049,584
		4,278,330
Office electronics—0.23%
Xerox Corp.[2]	289,517	3,141,259
Oil, gas & consumable fuels—11.64%
Apache Corp.[2]	50,265	4,034,269
BP PLC, ADR	204,960	9,610,574
Chevron Corp.	16,592	1,852,165

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
Cimarex Energy Co.	165	$16,167
Cobalt International Energy, Inc.*,1	13,810	226,070
ConocoPhillips[2]	39,188	2,545,261
CONSOL Energy, Inc.[2]	81,434	3,041,560
Denbury Resources, Inc.*	100	1,607
Devon Energy Corp.	83,084	4,920,234
Encana Corp.	292,450	5,255,327
EOG Resources, Inc.	19,360	3,199,046
Exxon Mobil Corp.[2]	644,721	59,417,487
Marathon Oil Corp.	523,413	17,162,712
Murphy Oil Corp.[1]	60,099	3,402,204
Newfield Exploration Co.*	24,200	599,434
Occidental Petroleum Corp.	109,688	9,605,378
Peabody Energy Corp.[1]	83,389	1,421,782
Phillips 66	116,471	8,512,865
Royal Dutch Shell PLC, ADR	143,086	9,887,243
Southwestern Energy Co.*	190,850	7,765,687
Tesoro Corp.	17,492	901,188
Ultra Petroleum Corp.*,1	71,704	1,717,311
Valero Energy Corp.[2]	73,430	3,752,273
		158,847,844
Paper & forest products—0.35%
International Paper Co.	99,714	4,760,346
Pharmaceuticals—5.96%
Abbott Laboratories	117,943	4,323,790
AbbVie, Inc.	60,975	3,001,799
Eli Lilly & Co.	17,382	938,802
Hospira, Inc.*,1	17,674	777,833
Johnson & Johnson	154,971	13,710,284
Merck & Co., Inc.	67,487	3,574,786
Pfizer, Inc.	1,569,404	47,709,882
Sanofi, ADR	148,503	7,261,797
		81,298,973
Professional services—0.01%
The Dun & Bradstreet Corp.[1]	1,760	193,600
Real estate investment trusts—0.99%
American Capital Agency Corp.	112,011	2,346,630
American Homes 4 Rent, Class A	145,419	2,425,589
Annaly Capital Management, Inc.	64,950	699,511
Equity Residential	65,402	3,621,963
General Growth Properties, Inc.	150,350	3,028,049
Hospitality Properties Trust	2,646	68,002
Retail Properties of America, Inc., Class A	27,040	356,658
Taubman Centers, Inc.[1]	14,500	942,790
		13,489,192
Real estate management & development—0.25%
Jones Lang LaSalle, Inc.[1]	26,637	3,043,544
Realogy Holdings Corp.*	7,842	357,360
		3,400,904
	Number of shares	Value
Common stocks—(concluded)
Road & rail—0.59%
Con-way, Inc.[1]	20,945	$805,754
Norfolk Southern Corp.	56,228	5,206,151
Ryder System, Inc.	28,864	2,054,828
		8,066,733
Semiconductors & semiconductor equipment—2.61%
Avago Technologies Ltd.	24,022	1,312,562
Broadcom Corp., Class A1,2	190,980	5,683,565
Freescale Semiconductor Ltd.*,1	18,228	330,474
Intel Corp.	208,625	5,119,657
Lam Research Corp.*,1	23,611	1,194,953
LSI Corp.	404,520	4,461,855
ON Semiconductor Corp.*	416,280	3,480,101
Texas Instruments, Inc.	330,500	14,013,200
		35,596,367
Software—3.03%
Microsoft Corp.	317,334	12,011,092
Nuance Communications, Inc.*,1	138,269	2,119,664
Oracle Corp.	503,425	18,576,382
Symantec Corp.	401,363	8,593,182
		41,300,320
Specialty retail—1.12%
Bed, Bath & Beyond, Inc.*	48,613	3,103,940
Best Buy Co., Inc.[1,2]	94,877	2,233,405
GameStop Corp., Class A1	22,270	781,009
Staples, Inc.[1]	691,963	9,106,233
		15,224,587
Thrifts & mortgage finance—0.37%
Hudson City Bancorp, Inc.	267,690	2,419,918
New York Community Bancorp, Inc.[1]	48,994	793,213
TFS Financial Corp.*,1	44,913	515,601
Washington Federal, Inc.	58,593	1,282,015
		5,010,747
Tobacco—0.05%
Reynolds American, Inc.	14,998	727,403
Trading companies & distributors—0.07%
WESCO International, Inc.*,1	12,098	1,003,650
Wireless telecommunication services—1.25%
Sprint Corp.*,1	1,470	12,157
Vodafone Group PLC, ADR	460,350	17,060,571
		17,072,728
Total common stocks (cost—$1,233,014,780)		1,433,278,439

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Repurchase agreement—1.24%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $9,311,723 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $9,458,526 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$17,302,268); proceeds: $16,963,000 (cost—$16,963,000)	$16,963,000	$16,963,000
	Number of shares
Investment of cash collateral from securities loaned—0.02%
Money market fund—0.02%
UBS Private Money Market Fund LLC[3] (cost—$214,974)	214,974	214,974
Total investments before investments sold short (cost—$1,250,192,754)—106.32%		1,450,456,413
Investments sold short—(6.03)%
Common stocks—(6.03)%
Beverages—(0.03)%
Constellation Brands, Inc., Class A	(5,486)	(420,612)
Building products—(0.04)%
Fortune Brands Home & Security, Inc.	(11,708)	(527,563)
Capital markets—(0.48)%
American Capital Ltd.	(100,915)	(1,575,283)
Ares Capital Corp.	(178,559)	(3,162,280)
LPL Financial Holdings, Inc.	(7,360)	(393,981)
TD Ameritrade Holding Corp.	(44,203)	(1,381,344)
		(6,512,888)
Chemicals—(0.12)%
Air Products & Chemicals, Inc.	(5,210)	(547,779)
Rockwood Holdings, Inc.	(12,111)	(829,967)
Sigma-Aldrich Corp.	(480)	(44,626)
Westlake Chemical Corp.	(1,715)	(208,441)
		(1,630,813)
Commercial banks—(0.08)%
Synovus Financial Corp.	(323,889)	(1,085,028)
Computers & peripherals—(0.03)%
SanDisk Corp.	(6,001)	(417,370)
Construction & engineering—(0.05)%
Jacobs Engineering Group, Inc.	(10,684)	(648,626)
Consumer finance—(0.03)%
SLM Corp.	(19,124)	(435,262)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Containers & packaging—(0.05)%
Aptargroup, Inc.	(9,608)	$(612,990)
Avery Dennison Corp.	(2,310)	(113,814)
		(726,804)
Diversified financial services—(0.30)%
ING US, Inc.	(16,687)	(563,520)
Leucadia National Corp.	(130,768)	(3,573,889)
		(4,137,409)
Electronic equipment, instruments & components—(0.12)%
Corning, Inc.	(67,804)	(1,166,907)
FLIR Systems, Inc.	(13,141)	(416,832)
		(1,583,739)
Energy equipment & services—(0.16)%
Diamond Offshore Drilling, Inc.	(17,900)	(868,866)
Helmerich & Payne, Inc.	(12,714)	(1,119,340)
McDermott International, Inc.	(16,758)	(139,762)
		(2,127,968)
Food & staples retailing—(0.15)%
Walgreen Co.	(36,883)	(2,115,240)
Food products—(0.01)%
Tyson Foods, Inc., Class A	(2,750)	(102,850)
Gas utilities—(0.02)%
National Fuel Gas Co.	(4,111)	(309,805)
Health care equipment & supplies—(0.07)%
The Cooper Cos., Inc.	(7,558)	(939,308)
Health care technology—(0.01)%
Allscripts Healthcare Solutions, Inc.	(8,478)	(140,396)
Household durables—(0.02)%
Toll Brothers, Inc.	(7,141)	(262,432)
Independent power producers & energy traders—(0.25)%
NRG Energy, Inc.	(121,000)	(3,369,850)
Insurance—(0.11)%
Assured Guaranty Ltd.	(25,333)	(535,793)
MBIA, Inc.	(85,427)	(934,571)
		(1,470,364)
Internet software & services—(0.29)%
Yahoo!, Inc.	(110,559)	(3,982,335)
IT services—(0.11)%
Paychex, Inc.	(19,658)	(822,098)
Total System Services, Inc.	(21,737)	(649,501)
		(1,471,599)
Machinery—(0.05)%
Pentair Ltd.	(10,267)	(763,146)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Media—(0.47)%
Liberty Media Corp., Class A	(537)	$(70,664)
Sirius XM Holdings, Inc.	(647,937)	(2,319,614)
Twenty-First Century Fox, Inc., Class A	(128,752)	(4,096,889)
		(6,487,167)
Metals & mining—(0.30)%
Freeport-McMoRan Copper & Gold, Inc.	(75,109)	(2,434,283)
Royal Gold, Inc.	(28,674)	(1,604,023)
		(4,038,306)
Multi-utilities—(0.01)%
SCANA Corp.	(1,940)	(91,704)
Oil, gas & consumable fuels—(0.32)%
Energen Corp.	(4,887)	(345,609)
Gulfport Energy Corp.	(9,508)	(579,513)
Hess Corp.	(3,960)	(298,940)
ONEOK, Inc.	(7,470)	(511,620)
Pioneer Natural Resources Co	(13,740)	(2,326,457)
Spectra Energy Corp.	(8,590)	(308,810)
		(4,370,949)
Pharmaceuticals—0.00%
Bristol-Myers Squibb Co.	(1,327)	(66,310)
Professional services—(0.21)%
Towers Watson & Co., Class A	(24,250)	(2,835,310)
Real estate investment trusts—(1.45)%
AvalonBay Communities, Inc.	(26,802)	(3,310,047)
Chimera Investment Corp.	(45,446)	(141,791)
Corporate Office Properties Trust	(13,449)	(334,208)
Equity Residential	(54,600)	(3,023,748)
Extra Space Storage, Inc.	(60,655)	(2,769,507)
Prologis, Inc.	(47,963)	(1,859,046)
Public Storage	(5,801)	(914,180)
Realty Income Corp.	(88,001)	(3,588,681)
SL Green Realty Corp.	(8,704)	(816,174)
Two Harbors Investment Corp.	(216,992)	(2,133,031)
UDR, Inc.	(38,409)	(934,875)
		(19,825,288)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Semiconductors & semiconductor equipment—(0.20)%
Analog Devices, Inc.	(14,342)	$(692,288)
Avago Technologies Ltd.	(12,488)	(682,344)
First Solar, Inc.	(4,120)	(208,390)
Intel Corp.	(30,112)	(738,949)
Micron Technology, Inc.	(2,152)	(49,582)
Skyworks Solutions, Inc.	(11,693)	(353,713)
		(2,725,266)
Software—(0.16)%
Adobe Systems, Inc.	(10,682)	(632,267)
Rovi Corp.	(2,484)	(52,686)
Zynga, Inc., Class A	(352,409)	(1,550,600)
		(2,235,553)
Specialty retail—(0.19)%
Abercrombie & Fitch Co., Class A	(41,385)	(1,464,202)
American Eagle Outfitters, Inc.	(22,389)	(302,923)
Foot Locker, Inc.	(11,910)	(459,726)
Signet Jewelers Ltd.	(3,895)	(309,847)
		(2,536,698)
Trading companies & distributors—(0.06)%
MRC Global, Inc.	(27,794)	(776,009)
Water utilities—(0.02)%
Aqua America, Inc.	(13,175)	(315,541)
Wireless telecommunication services—(0.06)%
T-Mobile US, Inc.	(26,893)	(822,119)
Total investments sold short (proceeds—$78,887,058)		(82,307,627)
Liabilities in excess of other assets—(0.29)%		(3,943,567)
Net assets—100.00%		$1,364,205,219

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$215,445,427
Gross unrealized depreciation	(15,181,768)
Net unrealized appreciation	$200,263,659

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,433,278,439	$—	$—	$1,433,278,439
Repurchase agreement	—	16,963,000	—	16,963,000
Investment of cash collateral from securities loaned	—	214,974	—	214,974
Investments sold short	(82,307,627)	—	—	(82,307,627)

At January 31, 2014, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Investments before investments sold short	Percentage of total investments before investments sold short
United States	90.0%
United Kingdom	3.0
Switzerland	1.9
Ireland	1.5
Bermuda	1.4
Canada	0.7
France	0.5
Curacao	0.4
Germany	0.2
Netherlands	0.2
Singapore	0.1
Guernsey	0.1
Panama	0.0 †
Total	100.0%
Investments sold short	Percentage of total investments sold short
United States	(97.1)%
Bermuda	(1.0)
Switzerland	(0.9)
Singapore	(0.8)
Panama	(0.2)
Total	(100.0)%

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%

1  Security, or portion thereof, was on loan at January 31, 2014.

2  Security, or portion thereof, pledged as collateral for investments sold short.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$2,009,700	$129,278,846	$131,073,572	$214,974	$73

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 11.20% before the deduction of the maximum PACE Select program fee. (Class P shares returned 10.09% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 1000 Growth Index (the "benchmark") returned 10.15%, and the Lipper Large-Cap Growth Funds category posted a median return of 11.68%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 114. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments1

Delaware

Our portion of the Portfolio outperformed the benchmark during the reporting period. Strong stock selection in the consumer staples and financial services sectors helped to overcome weak stock selection in the materials and processing and energy sectors.

In terms of individual holdings, priceline.com was the top contributor to the performance of our portion of the Portfolio. The company continued to post attractive financial results based on strong growth both domestically and in its European hotel booking business. We believe that market share gains still exist in Europe and that the current expansion into other geographies, such as Asia, still make priceline.com a favorable growth opportunity. While the North American online travel industry has become increasingly competitive and sustainable domestic returns may be difficult to maintain, we believe that there are opportunities overseas for companies, like priceline.com, that have established a lead in markets that are experiencing significant secular growth.

The largest detractors from our portion of the Portfolio's performance were Teradata and Kinder Morgan. Shares of Teradata declined as the company warned and ultimately reported third quarter 2013 results that were lower than initial consensus estimates. Teradata also cut its full-year outlook

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Delaware Investment Fund Advisers ("Delaware"); Roxbury Capital Management, LLC ("Roxbury") and J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Managers:

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen;

Roxbury: Brian L. Massey and Silas A. Myers

J.P. Morgan: Gregory B. Luttrell

Objective:

Capital appreciation

Investment process:

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

based on weaker than expected sales outside of the US and Europe. While there is growing investor concern regarding increasing pressure from several companies attempting to compete in Teradata's core markets, we believe that the database warehousing market is both large and growing and can accommodate several competitors. We believe that these concerns are relatively transitory, as Teradata continues to sign up new clients and grow its existing client business. We currently hold a relatively small weighting in Kinder Morgan warrants as a result of its acquisition of El Paso, a previous holding of ours. The Kinder Morgan warrants detracted from performance during the reporting period.

Derivatives were not used during the reporting period.

Roxbury

Our portion of the Portfolio underperformed the benchmark during the reporting period. Overweights in the financial and energy sectors, as well as negative stock selection detracted from relative performance. Within the information technology sector, stock selection negatively impacted returns. Our underweight position in healthcare, specifically biotechnology, detracted from relative performance. Conversely, an overweight position in the industrials sector contributed to performance. In addition, owning TransDigm Group and Honeywell was rewarded. Elsewhere, stock selection in the consumer discretionary and consumer staples sectors benefited performance. Comcast, Nike and Mondelez International were top contributors to our portion of the Portfolio's performance during the reporting period.

The philosophy and process employed by our team has led to several sector weight differentials versus the benchmark. For example, we are meaningfully overweight the financials and industrials sectors in our portion of the Portfolio. We believe that the strong fundamentals of these businesses, attractive valuations and the secular demand story should provide investors with attractive absolute and relative returns going forward. In addition, we maintain an overweight position in the energy sector, partly due to our position in Occidental Petroleum.

Derivatives were not a part of our investment strategy during the reporting period.

J.P. Morgan

Our portion of the Portfolio outperformed the benchmark during the reporting period. It was broadly a favorable time period for our high growth approach, as we outperformed the benchmark in each of the calendar months during the reporting period, with the exception of October 2013. This strength in relative performance was driven by stock selection, as we would expect given our concentrated approach. The largest contributors over the six-month period came from stock selection in the consumer discretionary and healthcare sectors. The largest detractors from performance were stock selection in the producer durables and energy sectors.

Investment process (concluded)

in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

At the individual stock level, overweight positions in biotechnology company Gilead Sciences and online social media company Facebook were the top contributors to results. On the negative side, overweight positions in the data analytics company Teradata Corp. and transportation and railroad company Kansas City Southern were the largest individual detractors from performance. As of the end of the reporting period, we continued to hold positions in all of the above mentioned companies in our portion of the Portfolio.

We continue to focus on identifying companies that possess these three key characteristics: a large addressable market undergoing meaningful change, strong execution on a sustainable competitive advantage and positive earnings revisions. We are currently finding attractive opportunities in the financial services sector, which continues to be our largest overweight. We are also overweight the healthcare sector, where we are finding investment opportunities, particularly in biotechnology. Our largest underweights are in the consumer staples and producer durables sectors, where we are more challenged to find stocks that meet our investment criteria.

Derivatives were not a part of our investment strategy during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	11.10%	23.84%	19.26%	6.58%
Class C2	10.57%	22.80%	18.28%	5.70%
Class Y3	11.19%	24.14%	19.59%	6.94%
Class P4	11.20%	24.16%	19.57%	6.87%
After deducting maximum sales charge or PACE Select program fee
Class A1	4.98%	17.02%	17.93%	5.98%
Class C2	9.57%	21.80%	18.28%	5.70%
Class P4	10.09%	21.70%	17.20%	4.76%
Russell 1000 Growth Index[5]	10.15%	24.35%	20.88%	7.30%
Lipper Large-Cap Growth Funds median	11.68%	24.65%	19.30%	6.75%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 27.38%; 5-year period, 17.36%; 10-year period, 6.45%; Class C—1-year period, 32.71%; 5-year period, 17.73%; 10-year period, 6.16%; Class Y—1-year period, 35.21%; 5-year period, 19.05%; 10-year period, 7.42%; Class P—1-year period, 32.49%; 5-year period, 16.66%; 10-year period, 5.22%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.21% and 1.21%; Class C—2.05% and 2.05%; Class Y—0.96% and 0.96%; and Class P—0.95% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Net assets (mm)	$1,300.0
Number of holdings	71
Portfolio composition[1]	01/31/14
Common stocks and warrants	94.6%
ADRs	2.2
Cash equivalents and other assets less liabilities	3.2
Total	100.0%
Top five sectors[1]	01/31/14
Information technology	30.7%
Consumer discretionary	17.3
Financials	12.4
Health care	10.4
Industrials	9.2
Total	80.0%
Top ten equity holdings[1]	01/31/14
Google, Inc., Class A	5.0%
QUALCOMM, Inc.	3.6
MasterCard, Inc., Class A	3.4
Berkshire Hathaway, Inc., Class B	3.0
Allergan, Inc.	3.0
American Tower Corp.	2.9
Apple, Inc.	2.8
Honeywell International, Inc.	2.8
Transdigm Group, Inc.	2.7
priceline.com, Inc.	2.7
Total	31.9%
For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 212.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—96.82%
Aerospace & defense—7.80%
Honeywell International, Inc.	398,694	$36,372,854
TransDigm Group, Inc.	210,868	35,221,282
United Technologies Corp.	261,603	29,827,974
		101,422,110
Beverages—1.70%
PepsiCo, Inc.	275,013	22,100,045
Biotechnology—5.06%
Alexion Pharmaceuticals, Inc.*	37,736	5,989,835
Biogen Idec, Inc.*	32,222	10,073,886
Celgene Corp.*	159,075	24,168,265
Gilead Sciences, Inc.*	188,907	15,235,349
Regeneron Pharmaceuticals, Inc.*	35,674	10,295,160
		65,762,495
Capital markets—1.31%
TD Ameritrade Holding Corp.	312,727	9,772,719
The Goldman Sachs Group, Inc.	44,159	7,247,375
		17,020,094
Chemicals—1.32%
Monsanto Co.	77,313	8,237,700
Syngenta AG, ADR	126,475	8,958,224
		17,195,924
Communications equipment—3.57%
QUALCOMM, Inc.	625,427	46,419,192
Computers & peripherals—2.80%
Apple, Inc.	72,682	36,384,609
Consumer finance—0.19%
Capital One Financial Corp.	33,919	2,395,021
Diversified financial services—2.75%
CME Group, Inc.	148,100	11,071,956
IntercontinentalExchange Group, Inc.	117,934	24,623,440
		35,695,396
Food & staples retailing—2.11%
Walgreen Co.	381,075	21,854,651
Whole Foods Market, Inc.	106,836	5,583,250
		27,437,901
Food products—2.04%
Mondelez International, Inc., Class A	810,866	26,555,862
Health care providers & services—0.44%
Express Scripts Holding Co.*	75,870	5,666,730
Hotels, restaurants & leisure—2.18%
Las Vegas Sands Corp.	130,442	9,981,422
Starbucks Corp.	257,830	18,336,869
		28,318,291
Household products—1.37%
The Procter & Gamble Co.	232,748	17,833,152
	Number of shares	Value
Common stocks—(continued)
Insurance—5.30%
Berkshire Hathaway, Inc., Class B*	352,176	$39,302,841
Markel Corp.*	31,512	16,989,380
The Progressive Corp.	541,650	12,587,946
		68,880,167
Internet & catalog retail—5.15%
Amazon.com, Inc.*	28,571	10,248,132
Liberty Interactive Corp., Class A*	816,785	21,816,327
priceline.com, Inc.*	30,491	34,908,841
		66,973,300
Internet software & services—8.40%
eBay, Inc.*	292,725	15,572,970
Facebook, Inc., Class A*	161,573	10,109,623
Google, Inc., Class A*	55,394	65,418,652
LinkedIn Corp., Class A*	22,665	4,877,735
Twitter, Inc.*,1	14,381	927,574
VeriSign, Inc.*	209,550	12,311,062
		109,217,616
IT services—7.84%
Alliance Data Systems Corp.*	42,641	10,219,342
MasterCard, Inc., Class A	578,279	43,764,154
Teradata Corp.*	297,106	12,216,999
VeriFone Systems, Inc.*	162,975	4,727,905
Visa, Inc., Class A	143,675	30,951,905
		101,880,305
Machinery—0.65%
Flowserve Corp.	116,811	8,448,940
Media—5.40%
Comcast Corp., Special Class A	521,837	27,318,167
Liberty Global PLC, Series C*	203,444	16,139,213
Twenty-First Century Fox, Inc., Class A	841,970	26,791,485
		70,248,865
Oil, gas & consumable fuels—6.52%
Cabot Oil & Gas Corp.	263,623	10,539,647
EOG Resources, Inc.	150,475	24,864,489
Kinder Morgan, Inc.	569,365	19,364,104
Occidental Petroleum Corp.	342,214	29,967,680
		84,735,920
Pharmaceuticals—4.94%
Allergan, Inc.	341,545	39,141,057
Novo Nordisk A/S, ADR	351,000	13,924,170
Perrigo Co. PLC	71,850	11,184,171
		64,249,398
Real estate investment trusts—2.85%
American Tower Corp.	457,305	36,986,828
Road & rail—0.70%
Kansas City Southern	86,429	9,126,038
Semiconductors & semiconductor equipment—0.47%
ARM Holdings PLC, ADR	133,439	6,147,535

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Software—7.59%
Adobe Systems, Inc.*	348,600	$20,633,634
Intuit, Inc.	217,150	15,906,238
Microsoft Corp.	534,200	20,219,470
Oracle Corp.	823,510	30,387,519
Salesforce.com, Inc.*	131,176	7,940,083
VMware, Inc., Class A*	40,034	3,608,665
		98,695,609
Specialty retail—2.45%
L Brands, Inc.	295,925	15,494,633
Sally Beauty Holdings, Inc.*	289,900	8,227,362
The Home Depot, Inc.	105,582	8,113,977
		31,835,972
Textiles, apparel & luxury goods—2.09%
Michael Kors Holdings Ltd.*	65,106	5,203,923
Nike, Inc., Class B	301,777	21,984,454
		27,188,377
Wireless telecommunication services—1.83%
Crown Castle International Corp.*	334,325	23,723,702
Total common stocks (cost—$944,530,188)		1,258,545,394
	Number of warrants
Warrants*—0.03%
Oil, gas & consumable fuels—0.03%
Kinder Morgan, Inc., strike price $40.00, expires 05/25/17 (cost—$285,847)	150,051	442,650
	Face amount	Value
Repurchase agreement—1.80%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $12,839,780 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $13,042,204 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$23,857,811); proceeds: $23,390,000 (cost—$23,390,000)	$23,390,000	$23,390,000
	Number of shares
Investment of cash collateral from securities loaned—0.09%
Money market fund—0.09%
UBS Private Money Market Fund LLC[2] (cost—$1,204,868)	1,204,868	1,204,868
Total investments (cost—$969,410,903)—98.74%		1,283,582,912
Other assets in excess of liabilities—1.26%		16,369,299
Net assets—100.00%		$1,299,952,211

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$319,385,406
Gross unrealized depreciation	(5,213,397)
Net unrealized appreciation	$314,172,009

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,258,545,394	$—	$—	$1,258,545,394
Warrants	442,650	—	—	442,650
Repurchase agreement	—	23,390,000	—	23,390,000
Investment of cash collateral from securities loaned	—	1,204,868	—	1,204,868

At January 31, 2014, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	95.2%
United Kingdom	1.7
Denmark	1.1
Ireland	0.9
Switzerland	0.7
British Virgin Islands	0.4
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2014.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014.The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$22,558,968	$71,729,588	$93,083,688	$1,204,868	$675

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 7.87% before the deduction of the maximum PACE Select program fee. (Class P shares returned 6.79% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 2500 Value Index (the "benchmark") returned 6.64% and the Lipper Small-Cap Core Funds category posted a median return of 8.17%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 122. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments1

MetWest Capital

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection in the consumer discretionary and consumer staples sectors detracted from performance. Within the consumer discretionary sector, specialty retailer Aéropostale, Inc. was the worst performer during the reporting period. We purchased Aéropostale during the fourth quarter of 2010, as the company had performed well during the weak economic environment, producing higher sales per square foot than many of its competitors. The company was also generating strong free cash flow. More recently, Aéropostale attempted to transition into the fashion arena, shifting its focus away from its core basics business. However, this transition did not bode well for the company. As such, we eliminated our position in Aéropostale from our portion of the Portfolio due to deteriorating fundamentals. In the consumer staples sector, Treasury Wine Estates Ltd. detracted the most from returns. The company's stock price has been under pressure since it executed a large write-off associated with its US wine market business, and its shares declined further after the company lowered its annual earnings guidance for 2014. Longer term, our investment thesis remains intact, as we believe that the company possesses valuable assets, and its premium brand positioning should support its profitability.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital"); Systematic Financial Management, L.P. ("Systematic") and Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Systematic: Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

Security selection was strongest in the financials and industrials sectors. Within financials, global commercial real estate and investment management provider Jones Lang LaSalle, Inc. added the most value. The company has benefited from improvement in Europe, as its exposure to this region previously presented a headwind for the firm. Additionally, Jones Lang LaSalle's positive outlook for leasing markets in the US and Europe aided its stock price. Longer term, we believe that the firm remains an attractive investment opportunity. AerCap Holdings was the largest contributor within the industrials sector. Shares of AerCap Holdings rose significantly after the company announced that it would acquire American International Group's International Lease Finance Corp. This acquisition will be a transformational deal for AerCap Holdings, as it vastly increases the company's fleet size and positions it as the future leader of the industry. Our outlook for AerCap Holdings was adjusted to incorporate this well-negotiated deal and we continue to believe that the company is trading at a discount to our estimate of intrinsic value.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio outperformed the benchmark during the reporting period, largely due to stock selection. Holdings in the industrials sector contributed the most to performance during the six-month period. All other sectors, with the exception of financials, also added value relative to the benchmark. Elsewhere, sector allocation had a minimal overall impact on our performance.

The top outperforming security in our portion of the Portfolio was AerCap Holdings, a leading global aircraft leasing company. The company's earnings exceeded analyst expectations in the third quarter of 2013. This was driven by strong spending by its airline customers globally, a trend that we believe will continue for several years. The company's return on equity continues to rise as it improves the spread between leasing revenues and financing costs. However, the primary reason for the stock's outperformance was the announcement of its acquisition of International Lease Finance Corp, American International Group's aircraft fleet. This deal should add approximately $2 billion in revenue and substantially improve the mix of AerCap Holdings' fleet. AerCap Holdings nearly doubled in value since our initial purchase, and had reached the historically high end on both price/earnings and price/book metrics. Therefore, we sold out of our position in the holding in late January 2014, locking in our gains.

A leading detractor from performance for the reporting period was SuperValue, Inc., which operates retail grocery stores and a food distribution business that provides logistics and distribution services to other food retailers. Despite trading at an attractive valuation, the stock underperformed during the six-month period due to concerns about its Save-A-Lot stores and their potential inability to cut costs. Additionally, the macro landscape for grocery stores has begun to weaken, given the likelihood of cuts to food stamps, unemployment benefits and food deflation.

Derivatives were not used during the reporting period.

Investment process (concluded)

gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

Kayne Anderson Rudnick

Despite the outperformance of riskier and lower quality companies, our portion of the Portfolio outperformed the benchmark during the reporting period due to stock selection. In particular, our holdings and an overweight in the information technology sector enhanced our results, as did stock selection in the consumer discretionary and energy sectors. Negative stock selection in producer durables and healthcare detracted from our performance during the reporting period.

Individual stocks that were the largest contributors to our results were Advance Auto Parts and CARBO Ceramics. Shares of Advance Auto Parts rose meaningfully in mid-October 2013 following the company's announcement of its pending acquisition of General Parts International, which closed in early January 2014. This acquisition makes the combined company the largest automotive after-market parts provider in North America. Shares of CARBO Ceramics, a manufacturer of ceramic proppants, rose sharply in the second half of 2013, as the company announced better-than-expected operating results and improved revenue growth, driven by solid product demand and price stabilization.

Stocks that detracted from performance during the reporting period included First Cash Financial Services and Dresser-Rand Group. First Cash Financial Services operates loan and pawn stores. Its shares suffered following the company's announcement of reduced fiscal 2013 earnings guidance, primarily driven by a significant decline in gold prices and a drop in the Mexican peso versus the US dollar. Roughly 65% of the company's US and 15% of its Mexican pawn loans are collateralized with gold jewelry. However, First Cash maintains a healthy balance sheet and remains a solid free-cash-flow generator, despite the company's continued geographic expansion. Dresser-Rand is a global supplier of custom engineered rotating equipment for applications in the oil, gas, process and power industries. Its shares performed poorly following the release of disappointing fiscal third quarter 2013 operating results. This was driven by continued customer project delays and reduced fiscal year 2013 operating income guidance. Despite these headwinds, Dresser-Rand continues to be the industry's quality and innovation leader with a number of exciting new products, including the recently announced first-ever small-scale liquefied natural-gas plant.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	7.83%	22.33%	21.78%	6.94%
Class C2	7.42%	21.45%	20.86%	6.14%
Class Y3	7.87%	22.49%	22.04%	7.25%
Class P4	7.87%	22.48%	21.98%	7.11%
After deducting maximum sales charge or PACE Select program fee
Class A1	1.90%	15.59%	20.42%	6.34%
Class C2	6.49%	20.45%	20.86%	6.14%
Class P4	6.79%	20.06%	19.56%	4.99%
Russell 2500 Value Index[5]	6.64%	21.50%	21.95%	8.64%
Lipper Small-Cap Core Funds median	8.17%	24.66%	21.73%	8.29%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 27.91%; 5-year period, 18.31%; 10-year period, 6.97%; Class C—1-year period, 33.43%; 5-year period, 18.78%; 10-year period, 6.77%; Class Y—1-year period, 35.53%; 5-year period, 19.92%; 10-year period, 7.89%; Class P—1-year period, 32.88%; 5-year period, 17.49%; 10-year period, 5.62%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.34% and 1.34%; Class C—2.09% and 2.09%; Class Y—1.25% and 1.22%; and Class P—1.22% and 1.22%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16%; Class Y—1.16%; and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Net assets (mm)	$523.7
Number of holdings	188
Portfolio composition[1]	01/31/14
Common stocks	96.2%
ADRs	0.4
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Top five sectors[1]	01/31/14
Financials	21.4%
Industrials	20.5
Information technology	15.8
Consumer discretionary	13.0
Health care	6.9
Total	77.6%
Top ten equity holdings[1]	01/31/14
Eaton Vance Corp.	1.4%
Jack Henry & Associates, Inc.	1.3
Advance Auto Parts, Inc.	1.3
Landstar System, Inc.	1.3
KAR Auction Services, Inc.	1.2
CARBO Ceramics, Inc.	1.1
Jones Lang LaSalle, Inc.	1.1
Regions Financial Corp.	1.1
Syntel, Inc.	1.1
RBC Bearings, Inc.	1.0
Total	11.9%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page xx.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—96.62%
Aerospace & defense—1.10%
AAR Corp.	28,400	$756,860
Alliant Techsystems, Inc.	19,790	2,843,823
Huntington Ingalls Industries, Inc.	22,740	2,160,755
		5,761,438
Air freight & logistics—0.93%
Expeditors International of Washington, Inc.	119,000	4,862,340
Airlines—0.41%
JetBlue Airways Corp.*,1	247,800	2,170,728
Auto components—0.99%
Dana Holding Corp.	76,750	1,452,110
Drew Industries, Inc.	35,150	1,690,364
Stoneridge, Inc.*	180,525	2,054,374
		5,196,848
Automobiles—0.55%
Thor Industries, Inc.	56,600	2,907,542
Beverages—0.37%
Treasury Wine Estates Ltd., ADR	596,000	1,919,120
Capital markets—3.23%
Ares Capital Corp.	132,838	2,352,560
Cohen & Steers, Inc.[1]	56,200	2,027,134
E*TRADE Financial Corp.*	101,800	2,038,036
Eaton Vance Corp.	190,500	7,252,335
Evercore Partners, Inc., Class A	10,875	607,260
Raymond James Financial, Inc.	35,000	1,781,850
Waddell & Reed Financial, Inc. Class A	13,100	849,142
		16,908,317
Chemicals—0.50%
Huntsman Corp.	73,775	1,617,148
Methanex Corp.	17,000	1,018,640
		2,635,788
Commercial banks—5.14%
Associated Banc-Corp	151,500	2,495,205
Cathay General Bancorp	55,500	1,304,250
Hancock Holding Co.	66,000	2,283,600
Huntington Bancshares, Inc.	310,075	2,812,380
MB Financial, Inc.	73,375	2,061,838
Prosperity Bancshares, Inc.	19,025	1,190,204
Regions Financial Corp.	544,075	5,533,243
Umpqua Holdings Corp.[1]	193,000	3,389,080
Webster Financial Corp.	119,775	3,633,973
Zions Bancorporation	76,370	2,195,637
		26,899,410
Commercial services & supplies—3.73%
ABM Industries, Inc.	99,400	2,650,004
Herman Miller, Inc.	81,000	2,270,430
KAR Auction Services, Inc.	227,670	6,333,779
Pitney Bowes, Inc.[1]	71,225	1,793,446
R.R. Donnelley & Sons Co.	57,950	1,070,337
	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—(concluded)
Schawk, Inc.	94,200	$1,137,936
Tetra Tech, Inc.*	82,871	2,445,523
United Stationers, Inc.	44,250	1,833,277
		19,534,732
Communications equipment—1.78%
ARRIS Group, Inc.*	32,250	835,275
Brocade Communications Systems, Inc.*	207,800	1,940,852
F5 Networks, Inc.*	10,900	1,166,300
Finisar Corp.*	174,925	4,147,472
Plantronics, Inc.	28,422	1,220,156
		9,310,055
Computers & peripherals—1.02%
Avid Technology, Inc.*	259,500	1,800,930
Diebold, Inc.	105,000	3,526,950
		5,327,880
Construction & engineering—1.29%
EMCOR Group, Inc.	64,500	2,741,895
Pike Corp.*	379,400	3,998,876
		6,740,771
Consumer finance—0.92%
First Cash Financial Services, Inc.*	97,800	4,805,892
Containers & packaging—2.53%
AptarGroup, Inc.	40,400	2,577,520
Berry Plastics Group, Inc.*	129,250	2,882,275
Graphic Packaging Holding Co.*	210,400	1,998,800
Owens-Illinois, Inc.*	66,375	2,126,655
Silgan Holdings, Inc.	80,450	3,687,023
		13,272,273
Diversified financial services—0.42%
ING US, Inc.	64,450	2,176,477
Diversified telecommunication services—0.21%
General Communication, Inc., Class A*	112,000	1,089,760
Electric utilities—0.95%
Cleco Corp.	54,400	2,657,984
Westar Energy, Inc.	70,550	2,340,144
		4,998,128
Electrical equipment—0.80%
Generac Holdings, Inc.*	58,500	2,815,605
Regal-Beloit Corp.	18,525	1,372,517
		4,188,122
Electronic equipment, instruments & components—1.72%
Cognex Corp.*	78,600	3,100,770
Jabil Circuit, Inc.	200,450	3,602,086
Orbotech Ltd.*	61,750	839,183
Universal Display Corp.*	45,550	1,479,464
		9,021,503

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—3.64%
Basic Energy Services, Inc.*	51,950	$889,903
CARBO Ceramics, Inc.[1]	49,800	5,732,976
Dresser-Rand Group, Inc.*	77,000	4,389,000
Forum Energy Technologies, Inc.*	102,800	2,582,336
Helix Energy Solutions Group, Inc.*	93,340	1,903,203
Parker Drilling Co.*	352,175	2,620,182
Tidewater, Inc.	18,200	943,670
		19,061,270
Food & staples retailing—1.27%
Rite Aid Corp.*	545,900	3,029,745
SUPERVALU, Inc.*,1	458,275	2,648,830
Village Super Market, Inc., Class A	33,900	984,456
		6,663,031
Food products—1.80%
Brooklyn Cheesecake & Desserts Co., Inc.*,2	4,355	2,613
Dean Foods Co.*	169,950	2,685,210
Diamond Foods, Inc.*,1	4,350	114,666
Flowers Foods, Inc.	126,700	2,654,365
J&J Snack Foods Corp.	21,350	1,880,935
Pinnacle Foods, Inc.	76,950	2,077,650
		9,415,439
Gas utilities—1.72%
Atmos Energy Corp.	90,275	4,334,103
Questar Corp.	200,000	4,664,000
		8,998,103
Health care equipment & supplies—1.53%
Integra LifeSciences Holdings*	64,950	3,017,577
NuVasive, Inc.*	75,750	2,836,080
STERIS Corp.	46,850	2,149,947
		8,003,604
Health care providers & services—2.55%
AMN Healthcare Services, Inc.*	297,000	4,487,670
Centene Corp.*	31,400	1,902,840
Omnicare, Inc.	42,925	2,681,095
Patterson Cos., Inc.	107,000	4,275,720
		13,347,325
Health care technology—0.88%
Computer Programs & Systems, Inc.	69,400	4,637,308
Hotels, restaurants & leisure—1.38%
MGM Resorts International*	23,225	565,761
Six Flags Entertainment Corp.	92,500	3,319,825
The Wendy's Co.	370,225	3,357,941
		7,243,527
Household durables—0.85%
Mohawk Industries, Inc.*	10,940	1,555,449
Taylor Morrison Home Corp., Class A*	137,500	2,908,125
		4,463,574
	Number of shares	Value
Common stocks—(continued)
Household products—0.75%
Energizer Holdings, Inc.	7,820	$738,990
WD-40 Co.	46,396	3,188,797
		3,927,787
Independent power producers & energy traders—0.10%
AES Corp.	36,925	519,166
Insurance—2.90%
Everest Re Group, Ltd.	7,500	1,085,700
HCC Insurance Holdings, Inc.	92,275	3,959,520
Lincoln National Corp.	61,175	2,938,235
RLI Corp.	108,200	4,507,612
Validus Holdings Ltd.	74,675	2,682,326
		15,173,393
Internet & catalog retail—0.77%
Blue Nile, Inc.*	60,800	2,618,048
Orbitz Worldwide, Inc.*	196,700	1,416,240
		4,034,288
Internet software & services—0.68%
Web.com Group, Inc.*	105,625	3,570,125
IT services—4.71%
Computer Services, Inc.	79,000	2,689,950
EVERTEC, Inc.	170,623	4,117,133
Jack Henry & Associates, Inc.	124,900	6,966,922
Syntel, Inc.*	65,400	5,509,950
VeriFone Systems, Inc.*	185,850	5,391,508
		24,675,463
Life sciences tools & services—1.49%
Affymetrix, Inc.*,1	100,325	942,052
Bio-Rad Laboratories, Inc., Class A*	25,000	3,178,000
Charles River Laboratories International, Inc.*	31,500	1,780,695
Waters Corp.*	17,700	1,916,379
		7,817,126
Machinery—5.65%
Graco, Inc.	57,100	3,967,879
Harsco Corp.	105,600	2,681,184
IDEX Corp.	32,420	2,334,564
ITT Corp.	32,450	1,328,827
Lincoln Electric Holdings, Inc.	38,000	2,629,600
RBC Bearings, Inc.*	83,500	5,414,140
Snap-on, Inc.	50,500	5,057,575
SPX Corp.	27,170	2,705,317
Terex Corp.	32,775	1,343,775
Wabtec Corp.	28,865	2,130,526
		29,593,387
Marine—0.40%
Safe Bulkers, Inc.	216,075	2,115,374
Media—0.51%
Gannett Co., Inc.	97,175	2,675,228

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Metals & mining—1.04%
Steel Dynamics, Inc.	246,575	$4,068,488
Walter Energy, Inc.[1]	120,400	1,367,744
		5,436,232
Multi-utilities—1.15%
Ameren Corp.	80,850	3,059,364
CMS Energy Corp.	107,150	2,977,699
		6,037,063
Multiline retail—0.73%
Big Lots, Inc.*	104,561	2,801,189
Dillard's, Inc., Class A	11,490	1,003,077
		3,804,266
Oil, gas & consumable fuels—3.14%
Bill Barrett Corp.*	82,475	2,310,125
Cimarex Energy Co.	26,500	2,596,470
Energy XXI (Bermuda) Ltd.	95,350	2,188,282
Oasis Petroleum, Inc.*	63,500	2,654,935
PBF Energy, Inc., Class A1	121,700	3,155,681
Peabody Energy Corp.	85,025	1,449,676
Whiting Petroleum Corp.*	35,425	2,068,112
		16,423,281
Paper & forest products—0.49%
Domtar Corp.	24,090	2,587,507
Pharmaceuticals—0.40%
Mallinckrodt PLC*	36,375	2,103,566
Professional services—1.56%
Korn/Ferry International*	74,650	1,751,289
Manpowergroup, Inc.	43,975	3,425,652
Resources Connection, Inc.	222,500	2,999,300
		8,176,241
Real estate investment trusts—7.22%
BioMed Realty Trust, Inc.	181,600	3,543,016
Brandywine Realty Trust	233,025	3,320,606
CBL & Associates Properties, Inc.	189,569	3,220,777
CommonWealth REIT	72,500	1,782,050
CubeSmart	165,000	2,719,200
DuPont Fabros Technology, Inc.[1]	151,400	3,934,886
EPR Properties	50,300	2,569,324
Hudson Pacific Properties, Inc.	110,750	2,406,598
Kilroy Realty Corp.	43,675	2,306,040
Liberty Property Trust	135,000	4,914,000
PennyMac Mortgage Investment Trust	155,500	3,662,025
Redwood Trust, Inc.[1]	184,500	3,450,150
		37,828,672
Real estate management & development—1.20%
CBRE Group, Inc., Class A*	25,000	663,500
Jones Lang LaSalle, Inc.	49,000	5,598,740
		6,262,240
	Number of shares	Value
Common stocks—(concluded)
Road & rail—2.41%
Arkansas Best Corp.	88,875	$3,047,524
Landstar System, Inc.	114,300	6,565,392
Swift Transportation Co.*	138,675	3,023,115
		12,636,031
Semiconductors & semiconductor equipment—3.22%
Advanced Energy Industries, Inc.*	42,350	1,156,155
ATMI, Inc.*	61,500	1,702,320
First Solar, Inc.*	38,975	1,971,355
International Rectifier Corp.*	69,000	1,794,690
Lam Research Corp.*	62,850	3,180,838
Linear Technology Corp.	119,400	5,318,076
NXP Semiconductor NV*	35,650	1,723,678
		16,847,112
Software—3.03%
American Software, Inc., Class A	267,000	2,691,360
Electronic Arts, Inc.*,1	72,075	1,902,780
FactSet Research Systems, Inc.[1]	44,400	4,696,188
Informatica Corp.*	71,350	2,879,686
PTC, Inc.*	33,350	1,189,928
TiVo, Inc.*	201,225	2,493,178
		15,853,120
Specialty retail—5.27%
Abercrombie & Fitch Co., Class A1	91,000	3,219,580
Advance Auto Parts, Inc.	58,800	6,750,828
Ascena Retail Group, Inc.*	151,450	2,841,202
Chico's FAS, Inc.	147,950	2,455,970
DSW, Inc., Class A	45,100	1,698,015
Guess?, Inc.	71,125	1,995,056
Office Depot, Inc.*	1,037,650	5,074,109
Ross Stores, Inc.	52,200	3,544,902
		27,579,662
Textiles, apparel & luxury goods—0.41%
Hanesbrands, Inc.	29,885	2,126,019
Thrifts & mortgage finance—0.41%
Essent Group Ltd.*	85,838	2,154,534
Trading companies & distributors—2.77%
AerCap Holdings NV*	140,400	5,221,476
MRC Global, Inc.*	155,600	4,344,352
MSC Industrial Direct Co, Inc.	58,900	4,948,778
		14,514,606
Total common stocks (cost—$434,718,013)		506,031,794

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount	Value
Repurchase agreement—4.00%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $11,493,223 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $11,674,418 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$21,355,750); proceeds: $20,937,000 (cost—$20,937,000)	$20,937,000	$20,937,000
	Number of shares	Value
Investment of cash collateral from securities loaned—5.81%
Money market fund—5.81%
UBS Private Money Market Fund LLC[3] (cost—$30,433,428)	30,433,428	$30,433,428
Total investments (cost—$486,088,441)—106.43%		557,402,222
Liabilities in excess of other assets—(6.43)%		(33,696,676)
Net assets—100.00%		$523,705,546

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$83,625,018
Gross unrealized depreciation	(12,311,237)
Net unrealized appreciation	$71,313,781

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$506,029,181	$—	$2,613	$506,031,794
Repurchase agreement	—	20,937,000	—	20,937,000
Investment of cash collateral from securities loaned	—	30,433,428	—	30,433,428

At January 31, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2014:

Common stock
Beginning balance	$871
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	1,742
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$2,613

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2014 was $1,742.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	95.1%
Bermuda	1.5
Netherlands	1.2
Puerto Rico	0.7
Marshall Islands	0.4
Ireland	0.4
Australia	0.3
Canada	0.2
Israel	0.2
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2014.

2  Illiquid investment as of January 31, 2014.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$30,367,763	$139,193,708	$139,128,043	$30,433,428	$1,339

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 10.27% before the deduction of the maximum PACE Select program fee. (Class P shares returned 9.17% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Russell 2500 Growth Index (the "benchmark") returned 10.93%, and the Lipper Small-Cap Growth Funds category posted a median return of 11.52% (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 133. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

Please note: On November 25, 2013, Lee Munder Capital Group, LLC and Timpani Capital Management LLC began serving as Sub-Advisors for the Portfolio.

Copper Rock

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by stock selection. In particular, our holdings in the consumer discretionary, financials, telecommunication services, consumer staples and information technology ("IT") sectors contributed to results. The leading contributor to returns was our position in IT company Manhattan Associates, Inc., as it reported strong third quarter 2013 earnings. Continued strength in both services revenues and cost discipline is leading to improving incremental operating margins. We also benefited from positions in consumer discretionary companies, Under Armour, Inc. and Buffalo Wild Wings, Inc., as well as financials companies, Signature Bank and HFF, Inc. Distributor of branded sporting apparel, Under Amour, Inc., has posted several consecutive quarters of both sales and earnings-per-share growth in excess of 20%. In the most recent quarter, the company reported significant revenue and earnings upside and guidance for 2014 that triggered a sharp rise in its share price. Buffalo Wild Wings, Inc., a destination restaurant for chicken wings and sporting events, reported solid quarterly results with revenues and earnings ahead of consensus, driven by strong same-store sales and operating margins.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"); Riverbridge Partners, LLC ("Riverbridge"); Palisade Capital Management, L.L.C. ("Palisade"); Lee Munder Capital Group, LLC ("LMCG"), and Timpani Capital Management LLC ("Timpani")

Portfolio Managers:

Copper Rock: Tucker Walsh;

Riverbridge: Mark Thompson;

Palisade: Sammy Oh;

LMCG: Andrew Morey

Timpani: Brandon Nelson

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisor's comments – continued

On the downside, stock selection in the healthcare, energy and industrials sectors detracted from results. However, it should be noted that some of the top contributors to our relative returns included MWI Veterinary Supply Co. (healthcare) and United Rentals, Inc. (industrials). Within healthcare, shares of Prestige Brands Holdings, Cooper Co. and Parexel International Corp. declined during the reporting period. Parexel International Corp., a multinational, contract research organization, reported weaker than expected bookings in the third quarter of 2013 due to less new business from its strategic partners, which accounts for the majority of its revenues. As we did not feel comfortable that the landscape would be fixed in the near term, we exited our position in Parexel in favor of other opportunities. Synchronoss Technologies, Inc., a mobile innovation company providing cloud solutions and software for connected devices, performed poorly despite reporting good third quarter 2013 results. While the company's personal cloud offering experienced better than expected demand at key carriers, the stock gave up some recent gains following the company's plans for increased spending to further build out its cloud technology.

Derivatives were not used during the reporting period.

Riverbridge Partners

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our positioning in the consumer discretionary sector was the largest contributor to performance. Gentex Corp., which manufactures camera-based driver assistance systems for the automotive and other industries, and Grand Canyon Education, which provides postsecondary education services, were two of the best performing stocks in our portion of the Portfolio. Additionally, stock selection in the information technology sector contributed to results during the reporting period.

Detracting from performance was stock selection in the industrials sector. Shares of Innerworkings, which provides global print management and promotional procurement services, performed poorly. Another detractor from performance was Beacon Roofing Supply, a distributor of residential and non-residential roofing and complementary building products.

We largely ignore short-term oriented market forces and remain focused on identifying differentiated, high quality companies that will fundamentally thrive regardless of the short-term economic backdrop. We spend little time attempting to formulate short-term market opinions. Instead,

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small- and mid-cap market is inherently less efficient than the large-cap market, and attempts to gain an information advantage through fundamental research.

LMCG seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all industry sectors. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics Lee Munder seeks in its holdings.

Timpani seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Timpani uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this reasearch and an assessment of the market's perception of these companies.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisor's comments – continued

our portion of our Portfolio is populated with companies that we believe are positioning themselves to perform well over the next decade, not necessarily the next year.

Derivatives were not used during the reporting period.

Palisade

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our worst performing sectors were information technology and industrials, while energy and financials were our best performing sectors.

Within information technology, our portion of the Portfolio was held back by an overweight in software companies, as they underperformed the benchmark. In particular, Jive Software and TIBCO Software were two of our worst performers, due to a weak enterprise spending environment and company-specific sales execution issues. In industrials, Acacia Research, an intellectual property patent holding company, performed poorly as investors wrestled over the unpredictability of its business model. We continue to hold all of these stocks in our portion of the Portfolio, as we believe that they still possess good long-term fundamentals.

On the positive side, within the energy sector, oil and gas exploration company Magnum Hunter Resources was our best performing stock. Its shares rebounded sharply after accounting questions were positively resolved and the company improved its balance sheet through the divestiture of ancillary assets. In the financials sector, Financial Engines, a technology-enabled portfolio investment management services company, and Lazard Ltd, a financial advisory and asset management company, performed well given strong financial results.

An accommodating Federal Reserve Board and equity inflows drove the market for much of the reporting period. These inflows may continue in 2014, as the public and many institutions remain underinvested in stocks relative to historical allocation levels. Lower market capitalization and lower quality stocks outperformed during the six-month period, which proved to be a difficult backdrop for our portion of the Portfolio. As the economy strengthens, however, higher quality stocks could outperform, which would bode well for performance. Moreover, merger and acquisition activity may increase, which could also be a positive for our portion of the Portfolio's results.

Derivatives were not used during the reporting period.

LMCG

Our portion of the Portfolio outperformed the benchmark during the reporting period from our inception as a Sub-Advisor on November 25, 2013 through January 31, 2014. Healthcare and materials were the top performing sectors in our portion of the Portfolio. Stock selection accounted for the majority of our outperformance in healthcare, with the most notable gains coming from our biotechnology holdings. For example, shares of Intercept Pharmaceuticals were up sharply after results of a liver disease drug trial exceeded expectations. Puma Biotechnology benefited from positive data from its breast cancer drug in late 2013. Elsewhere, Boise Cascade, a building products company, was the largest contributor to our performance in the materials sector.

On the negative side, our holdings in the industrials and consumer staples sectors detracted from performance during the reporting period. Within the industrials sector, our professional services and machinery industry holdings detracted from our results. Within the consumer staples sector, our food retailers were the largest detractors from performance.

Derivatives were not used during the reporting period.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisor's comments – concluded

Timpani Capital Management

Our portion of the Portfolio outperformed the benchmark during the reporting period from our inception as a Sub-Advisor on November 25, 2013, through January 31, 2014. Stock selection was a large contributor to performance, while sector allocation slightly detracted from results. Holdings in the information technology and consumer discretionary sectors delivered the most significant gains, while stock selection in consumer staples detracted from performance. From a sector allocation perspective, overweight positions in consumer discretionary and energy were the largest detractors from returns. Conversely, underweight positions in consumer staples and financial services were the largest contributors to our performance.

There were many companies that enhanced our results, as investors focused more on company-specific fundamentals and less on macro factors. Responsys, Inc. was a standout performer within the information technology sector, as it was acquired by Oracle at a significant premium. We no longer hold the position in our portion of the Portfolio, as we believed a higher competing bid was unlikely. Novadaq, Jazz Pharmaceuticals and Cancer Genetics were all strong performers in the healthcare sector.

TearLab Corp., a device company focused on helping diagnose dry eye disease, was the largest detractor from our performance. Data regarding the utilization of the company's products did not meet investor expectations. We pared the position during the course of the reporting period and completely eliminated the stock from our portion of the Portfolio before the company preannounced negative results. Gogo, Inc., a provider of in-flight broadband Internet service was also a detractor from performance. Fears of competitive pressure and active selling following the expiration of a lock-up period hurt the stock. Sagent Pharmaceuticals underperformed, as new product delays, combined with large investment expenses were potential drags on its 2014 earnings. We sold out of our position in Sagent Pharmaceuticals from our portion of the Portfolio during the period in which we managed a portion of the Portfolio. Finally, fashion company Fifth and Pacific Companies, Inc. underperformed the benchmark, driven by weak consumer sales.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	10.19%	27.93%	24.27%	8.16%
Class C2	9.77%	27.00%	23.32%	7.32%
Class Y3	10.26%	28.09%	24.50%	8.46%
Class P4	10.27%	28.10%	24.51%	8.37%
After deducting maximum sales charge or PACE Select program fee
Class A1	4.11%	20.92%	22.88%	7.55%
Class C2	8.83%	26.00%	23.32%	7.32%
Class P4	9.17%	25.56%	22.04%	6.22%
Russell 2500 Growth Index[5]	10.93%	29.13%	25.10%	9.46%
Lipper Small-Cap Growth Funds median	11.52%	30.94%	23.94%	8.53%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 31.17%; 5-year period, 21.85%; 10-year period, 8.03%; Class C—1-year period, 36.73%; 5-year period, 22.29%; 10-year period, 7.80%; Class Y—1-year period, 38.90%; 5-year period, 23.44%; 10-year period, 8.95%; Class P—1-year period, 36.13%; 5-year period, 21.01%; 10-year period, 6.69%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.26% and 1.26%; Class C—2.02% and 2.02%; Class Y—1.25% and 1.13%; and Class P—1.14% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Net assets (mm)	$545.1
Number of holdings	305
Portfolio composition[1]	01/31/14
Common stocks	98.1%
Investment companies	0.4
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Top five sectors[1]	01/31/14
Information technology	26.0%
Industrials	19.8
Consumer discretionary	17.4
Health care	17.2
Financials	7.3
Total	87.7%
Top ten equity holdings[1]	01/31/14
Ultimate Software Group, Inc.	1.7%
CoStar Group, Inc.	1.4
Cepheid, Inc.	1.1
Portfolio Recovery Associates, Inc.	1.1
Grand Canyon Education, Inc.	1.0
Financial Engines, Inc.	1.0
Beacon Roofing Supply, Inc.	1.0
Acadia Healthcare Co., Inc.	1.0
CommVault Systems, Inc.	1.0
Polaris Industries, Inc.	1.0
Total	11.3%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—98.10%
Aerospace & defense—2.39%
BE Aerospace, Inc.*	46,179	$3,669,845
Hexcel Corp.*	116,976	4,875,560
TransDigm Group, Inc.	10,491	1,752,312
Triumph Group, Inc.	39,611	2,710,184
		13,007,901
Air freight & logistics—0.97%
Forward Air Corp.	32,793	1,460,600
XPO Logistics, Inc.*,1	153,260	3,819,239
		5,279,839
Auto components—1.51%
Dorman Products, Inc.*	34,069	1,777,039
Gentex Corp.	99,122	3,210,562
Motorcar Parts of America, Inc.*	18,045	363,246
Tenneco, Inc.*	50,993	2,898,442
		8,249,289
Beverages—0.02%
Constellation Brands, Inc., Class A*	1,577	120,909
Biotechnology—2.61%
ACADIA Pharmaceuticals, Inc.*,1	97,376	2,268,861
Aegerion Pharmaceuticals, Inc.*	2,214	132,796
Alnylam Pharmaceuticals, Inc.*	808	67,597
Cancer Genetics, Inc.*	16,676	295,832
Cepheid, Inc.*,1	117,442	6,207,984
Intercept Pharmaceuticals, Inc.*	435	130,883
Ligand Pharmaceuticals, Inc.*,1	8,143	504,378
Medivation, Inc.*	45,652	3,633,899
Puma Biotechnology, Inc.*	1,835	216,915
Repligen Corp.*	22,738	351,984
Theravance, Inc.*,1	7,945	292,535
Vertex Pharmaceuticals, Inc.*	1,597	126,227
		14,229,891
Building products—0.61%
A.O. Smith Corp.	30,330	1,432,183
Lennox International, Inc.	17,635	1,526,486
NCI Building Systems, Inc.*	3,380	62,327
USG Corp.*	10,364	317,138
		3,338,134
Capital markets—2.89%
Affiliated Managers Group, Inc.*	23,784	4,738,724
Financial Engines, Inc.	89,592	5,457,945
HFF, Inc., Class A	39,202	1,159,595
Lazard Ltd., Class A	59,443	2,541,783
Raymond James Financial, Inc.	3,105	158,076
Walter Investment Management Corp.*	3,068	94,617
WisdomTree Investments, Inc.*	115,336	1,628,544
		15,779,284
Chemicals—1.94%
Axiall Corp.	60,603	2,418,060
Balchem Corp.	21,150	1,153,098
	Number of shares	Value
Common stocks—(continued)
Chemicals—(concluded)
FMC Corp.	32,612	$2,303,385
H.B. Fuller Co.	101,001	4,704,627
		10,579,170
Commercial banks—1.29%
PrivateBancorp, Inc.	68,715	1,964,562
Signature Bank*	29,176	3,561,222
Texas Capital Bancshares, Inc.*	25,540	1,518,864
		7,044,648
Commercial services & supplies—4.68%
Clean Harbors, Inc.*	49,347	2,767,380
CyrusOne, Inc.	100,752	2,177,251
Herman Miller, Inc.	5,822	163,190
Innerworkings, Inc.*	124,275	937,033
Mobile Mini, Inc.*	85,555	3,308,412
Portfolio Recovery Associates, Inc.*	115,951	5,823,059
Ritchie Brothers Auctioneers, Inc.[1]	167,158	3,837,948
Rollins, Inc.	137,945	3,975,575
Waste Connections, Inc.	61,525	2,515,142
		25,504,990
Communications equipment—0.40%
Aruba Networks, Inc.*	15,340	302,351
AudioCodes Ltd.*	21,357	161,032
Ciena Corp.*	7,061	164,733
Digi International, Inc.*	126,145	1,299,294
Ubiquiti Networks, Inc.*,1	6,007	247,488
		2,174,898
Computers & peripherals—0.71%
Stratasys Ltd.*	23,335	2,813,268
Super Micro Computer, Inc.*	11,474	235,905
Synaptics, Inc.*	13,672	797,898
		3,847,071
Construction materials—0.06%
Martin Marietta Materials, Inc.	3,003	327,357
Consumer finance—0.53%
Cardtronics, Inc.*	42,894	1,652,277
Encore Capital Group, Inc.*	25,841	1,229,773
		2,882,050
Containers & packaging—0.85%
Berry Plastics Group, Inc.*	103,600	2,310,280
Crown Holdings, Inc.*	56,202	2,309,902
		4,620,182
Distributors—0.27%
LKQ Corp.*	54,087	1,464,135
Diversified consumer services—1.78%
Bright Horizons Family Solutions, Inc.*	46,531	1,710,014
Capella Education Co.	3,828	238,829
Grand Canyon Education, Inc.*	127,374	5,581,528
K12, Inc.*	77,925	1,710,454

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Diversified consumer services—(concluded)
LifeLock, Inc.*	21,792	$444,775
		9,685,600
Diversified financial services—0.54%
CBOE Holdings, Inc.	35,194	1,830,792
MarketAxess Holdings, Inc.	18,010	1,129,947
		2,960,739
Diversified telecommunication services—0.37%
Cogent Communications Group, Inc.	42,996	1,778,745
inContact, Inc.*	24,181	212,309
		1,991,054
Electrical equipment—0.68%
Acuity Brands, Inc.	10,257	1,303,049
Encore Wire Corp.	2,103	107,442
Generac Holdings, Inc.	36,904	1,776,190
Hydrogenics Corp.*	2,127	50,963
Power Solutions International, Inc.*	983	65,379
PowerSecure International, Inc.*	21,607	417,015
		3,720,038
Electronic equipment, instruments & components—1.99%
Belden, Inc.	34,133	2,208,746
Coherent, Inc.*	40,571	2,711,766
FEI Co.	19,881	1,863,247
Methode Electronics, Inc.	4,122	138,747
National Instruments Corp.	133,190	3,862,510
NeoPhotonics Corp.*	6,222	45,669
		10,830,685
Energy equipment & services—0.92%
Bristow Group, Inc.	12,250	879,427
Dril-Quip, Inc.*	8,344	839,073
Geospace Technologies Corp.*	21,173	1,683,677
Oceaneering International, Inc.	23,335	1,590,280
		4,992,457
Food & staples retailing—1.03%
Fairway Group Holdings Corp.*,1	38,621	453,797
Susser Holdings Corp.*	2,710	165,256
The Fresh Market, Inc.*	34,341	1,200,561
United Natural Foods, Inc.*	56,288	3,803,380
		5,622,994
Food products—1.15%
Amira Nature Foods Ltd.*,1	4,132	78,591
Inventure Foods, Inc.*	4,665	58,452
The Hain Celestial Group, Inc.*	47,753	4,388,023
WhiteWave Foods Co., Class A*	72,298	1,750,335
		6,275,401
Health care equipment & supplies—5.33%
Abaxis, Inc.*,1	49,378	1,884,758
Align Technology, Inc.*	37,170	2,208,641
Cardiovascular Systems, Inc.*	4,550	154,336
	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
Cyberonics, Inc.*	30,467	$2,035,196
DexCom, Inc.*	117,732	4,763,437
Endologix, Inc.*	186,781	2,988,496
HeartWare International, Inc.*	3,129	310,428
Neogen Corp.*	77,492	3,256,214
Novadaq Technologies, Inc.*	20,263	415,189
Sirona Dental Systems, Inc.*	38,559	2,773,934
The Cooper Cos., Inc.	22,876	2,843,029
Thoratec Corp.*	77,189	2,696,984
West Pharmaceutical Services, Inc.	57,668	2,736,347
		29,066,989
Health care providers & services—7.08%
Acadia Healthcare Co., Inc.*	106,843	5,453,267
Air Methods Corp.*	33,713	1,733,860
Bio-Reference Laboratories, Inc.*,1	77,529	2,084,755
Chemed Corp.[1]	45,665	3,603,882
Community Health Systems, Inc.*	16,038	664,134
Envision Healthcare Holdings, Inc.*	80,991	2,677,563
ExamWorks Group, Inc.*	48,198	1,484,016
HMS Holdings Corp.*	66,636	1,534,627
IPC The Hospitalist Co.*	62,432	3,332,620
Magellan Health Services, Inc.*	57,327	3,429,874
MEDNAX, Inc.*	67,610	3,761,820
MWI Veterinary Supply, Inc.*	16,196	3,016,667
Team Health Holdings, Inc.*	30,620	1,321,559
Universal Health Services, Inc., Class B	4,073	334,067
VCA Antech, Inc.*	38,099	1,216,882
WellCare Health Plans, Inc.*	45,439	2,958,533
		38,608,126
Health care technology—0.92%
athenahealth, Inc.*,1	30,868	4,549,943
Medidata Solutions, Inc.*	3,607	227,602
Merge Healthcare, Inc.*	113,927	244,943
		5,022,488
Hotels, restaurants & leisure—4.15%
Bally Technologies, Inc.*	29,416	2,156,781
Buffalo Wild Wings, Inc.*	12,310	1,746,297
Del Frisco's Restaurant Group, Inc.*	16,344	375,912
Fiesta Restaurant Group, Inc.*	2,711	116,492
Interval Leisure Group, Inc.	54,274	1,432,834
Jack in the Box, Inc.*	5,332	269,639
Kona Grill, Inc.*	4,472	70,255
Life Time Fitness, Inc.*,1	6,074	250,006
Multimedia Games Holding Co., Inc.*	82,435	2,618,135
Panera Bread Co., Class A*	641	108,374
Papa John's International, Inc.	33,194	1,597,627
Red Robin Gourmet Burgers, Inc.*	65,773	4,237,754
SeaWorld Entertainment, Inc.	4,347	140,930
Sonic Corp.*	87,075	1,549,064
The Cheesecake Factory, Inc.	64,405	2,868,599
Wyndham Worldwide Corp.	43,680	3,098,659
		22,637,358

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Household durables—1.04%
Harman International Industries, Inc.	33,484	$3,463,250
Jarden Corp.*	35,287	2,133,099
The Dixie Group, Inc.*	4,737	65,466
		5,661,815
Insurance—0.29%
Employers Holdings, Inc.	54,026	1,327,419
HCI Group, Inc.[1]	5,636	239,699
		1,567,118
Internet & catalog retail—0.58%
HomeAway, Inc.*	69,774	2,850,966
HSN, Inc.	5,956	326,210
		3,177,176
Internet software & services—3.33%
Benefitfocus, Inc.*	1,431	93,229
ChannelAdvisor Corp.*	59,210	2,567,938
DealerTrack Holdings, Inc.*	86,460	4,033,359
Gogo, Inc.*,1	5,448	111,085
Internap Network Services Corp.*	84,273	686,825
Marchex, Inc., Class B	16,852	157,735
OpenTable, Inc.*,1	22,174	1,669,259
Pandora Media, Inc.*	5,989	216,023
Perficient, Inc.*	12,219	250,856
Rackspace Hosting, Inc.*	3,605	131,258
SciQuest, Inc.*	81,145	2,145,474
Shutterstock, Inc.*	2,292	184,758
SPS Commerce, Inc.*	52,021	3,361,597
Trulia, Inc.*,1	29,436	1,016,425
WebMD Health Corp.*	32,112	1,538,165
		18,163,986
IT services—3.50%
Acxiom Corp.*	2,444	87,886
Cass Information Systems, Inc.	35,780	1,936,413
Echo Global Logistics, Inc.*	69,961	1,419,509
EPAM Systems, Inc.*	85,676	3,504,148
Euronet Worldwide, Inc.*	36,799	1,577,205
ExlService Holdings, Inc.*	17,140	431,071
Gartner, Inc.*	22,151	1,557,880
Jack Henry & Associates, Inc.	44,440	2,478,863
MAXIMUS, Inc.	104,570	4,430,631
Vantiv, Inc., Class A*	22,302	676,643
WEX, Inc.*	11,535	950,023
		19,050,272
Leisure equipment & products—1.44%
Brunswick Corp.	61,805	2,562,435
Nautilus, Inc.*	8,341	71,065
Polaris Industries, Inc.	41,507	5,196,677
		7,830,177
Life sciences tools & services—0.92%
Covance, Inc.*	21,057	1,991,150
PAREXEL International Corp.*	6,795	331,664
	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—(concluded)
Techne Corp.	29,370	$2,668,852
		4,991,666
Machinery—3.83%
Chart Industries, Inc.*	1,397	119,360
ITT Corp.	36,605	1,498,975
Lincoln Electric Holdings, Inc.	27,811	1,924,521
Middleby Corp.*	10,453	2,577,501
Proto Labs, Inc.*	38,618	3,064,724
Terex Corp.	72,113	2,956,633
The Toro Co.	15,218	964,212
Trimas Corp.*	108,982	3,792,574
Wabtec Corp.	25,821	1,905,848
Woodward, Inc.	48,365	2,072,440
		20,876,788
Media—0.47%
Cinemark Holdings, Inc.	84,392	2,473,530
Sinclair Broadcast Group, Inc., Class A	3,657	114,903
		2,588,433
Multiline retail—0.07%
Burlington Stores, Inc.*	9,755	249,533
Tuesday Morning Corp.*	8,311	109,207
		358,740
Oil, gas & consumable fuels—2.92%
American Eagle Energy Corp.*	28,570	54,283
Bill Barrett Corp.*,1	151,816	4,252,366
Diamondback Energy, Inc.*	6,045	314,219
Gulfport Energy Corp.*	2,411	146,950
Magnum Hunter Resources Corp.*,1	589,765	4,924,538
Oasis Petroleum, Inc.*	69,492	2,905,461
QEP Resources, Inc.	87,614	2,706,397
Rice Energy, Inc.*	5,506	129,501
Sanchez Energy Corp.*,1	9,011	247,712
Synergy Resources Corp.*	24,458	211,317
		15,892,744
Paper & forest products—0.66%
Boise Cascade Co.*	117,263	3,575,349
Personal products—0.32%
Prestige Brands Holdings, Inc.*	58,131	1,759,044
Pharmaceuticals—0.37%
BioDelivery Sciences International, Inc.*,1	31,672	248,625
Horizon Pharma, Inc.*,1	21,832	215,263
Jazz Pharmaceuticals PLC*	2,789	422,980
Lannett Co., Inc.*	12,796	451,955
Salix Pharmaceuticals Ltd.*	7,035	684,787
		2,023,610
Professional services—4.52%
Acacia Research[1]	102,004	1,409,695
Barrett Business Services, Inc.	1,623	127,259

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Professional services—(concluded)
CoStar Group, Inc.*	44,388	$7,636,512
Huron Consulting Group, Inc.*	39,750	2,633,040
Kelly Services, Inc., Class A	7,542	180,857
Kforce, Inc.	23,312	422,647
Korn/Ferry International*	4,021	94,333
Manpower, Inc.	17,624	1,372,910
On Assignment, Inc.*	69,962	2,076,472
The Advisory Board Co.*	52,922	3,350,492
TrueBlue, Inc.*	39,487	968,616
WageWorks, Inc.*	70,595	4,390,303
		24,663,136
Real estate investment trusts—0.20%
Ryman Hospitality Properties, Inc.[1]	5,699	235,711
The Geo Group, Inc.	25,330	848,048
		1,083,759
Road & rail—1.29%
Genesee & Wyoming, Inc., Class A*	28,230	2,550,298
Old Dominion Freight Line, Inc.*	47,883	2,597,174
Roadrunner Transportation Systems, Inc.*	72,365	1,899,581
		7,047,053
Semiconductors & semiconductor equipment—3.22%
Atmel Corp.*	241,769	2,021,189
Avago Technologies Ltd.	2,770	151,353
Cabot Microelectronics Corp.*	57,841	2,332,149
CEVA, Inc.*	113,838	1,979,643
MaxLinear, Inc., Class A*	26,011	266,873
Mellanox Technologies Ltd.*,1	69,908	2,605,471
Montage Technology Group Ltd.*	5,792	127,308
Power Integrations, Inc.	45,195	2,676,900
Semtech Corp.*	154,097	3,514,953
Teradyne, Inc.*,1	101,077	1,901,258
		17,577,097
Software—13.35%
ACI Worldwide, Inc.*	24,577	1,489,612
Allot Communications Ltd.*,1	152,695	2,446,174
Aspen Technology, Inc.*	46,933	2,138,737
Cadence Design Systems, Inc.*	187,868	2,652,696
Callidus Software, Inc.*	22,897	335,899
CommVault Systems, Inc.*	78,464	5,419,509
Ebix, Inc.[1]	69,582	944,924
FireEye, Inc.*,1	44,583	3,254,113
FleetMatics Group PLC*,1	8,505	340,285
Fortinet, Inc.*	133,015	2,819,918
Guidewire Software, Inc.*	3,525	166,415
Imperva, Inc.*	77,097	4,240,335
Infoblox, Inc.*	65,284	2,290,163
Informatica Corp.*	59,864	2,416,111
Jive Software, Inc.*,1	264,481	2,446,449
Manhattan Associates, Inc.*	97,640	3,292,421
NetScout Systems, Inc.*	3,409	120,406
Pegasystems, Inc.	52,607	2,390,462
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Proofpoint, Inc.*	108,381	$4,387,263
PROS Holdings, Inc.*	36,576	1,390,254
QLIK Technologies, Inc.*	121,314	3,277,904
Qualys, Inc.*	4,585	132,873
ServiceNow, Inc.*	48,349	3,066,777
SS&C Technologies Holdings, Inc.*	63,122	2,450,396
Synchronoss Technologies, Inc.*	168,824	4,500,848
TIBCO Software, Inc.*	121,166	2,579,624
Tyler Technologies, Inc.*	1,694	178,632
Ultimate Software Group, Inc.*	57,550	9,393,887
Verint Systems, Inc.*	47,960	2,179,302
		72,742,389
Specialty retail—5.11%
Asbury Automotive Group, Inc.*	42,218	1,985,090
Ascena Retail Group, Inc.*	121,826	2,285,456
Conn's, Inc.*,1	6,968	423,027
Dick's Sporting Goods, Inc.	44,959	2,360,348
Five Below, Inc.*,1	28,305	1,037,378
Francesca's Holdings Corp.*,1	99,173	1,884,287
GNC Holdings, Inc., Class A	31,585	1,614,309
Lithia Motors, Inc., Class A	10,235	576,128
Lumber Liquidators Holdings, Inc.*	1,619	144,075
Monro Muffler Brake, Inc.	5,518	306,304
Office Depot, Inc.*	83,452	408,080
Penske Automotive Group, Inc.	27,445	1,177,665
Restoration Hardware Holdings, Inc.*	21,672	1,229,669
The Children's Place Retail Stores, Inc.*	39,422	2,076,357
Tile Shop Holdings, Inc.*,1	134,270	1,897,235
Ulta Salon, Cosmetics & Fragrance, Inc.*	37,056	3,176,070
Urban Outfitters, Inc.*	80,694	2,890,459
Vitamin Shoppe, Inc.*	5,260	235,753
Williams-Sonoma, Inc.	39,343	2,144,981
		27,852,671
Textiles, apparel & luxury goods—0.94%
Fifth & Pacific Cos., Inc.*	4,543	130,384
G-III Apparel Group Ltd.*	2,034	142,319
Hanesbrands, Inc.	23,037	1,638,852
Iconix Brand Group, Inc.*	42,681	1,587,733
Under Armour, Inc., Class A*	15,115	1,634,083
		5,133,371
Thrifts & mortgage finance—0.53%
BankUnited, Inc.	79,430	2,470,273
Tree.com, Inc.*	12,969	420,844
		2,891,117
Trading companies & distributors—1.53%
Beacon Roofing Supply, Inc.*	144,400	5,456,876
Stock Building Supply Holdings, Inc.*	4,125	71,899
United Rentals, Inc.*	34,611	2,801,414
		8,330,189
Total common stocks (cost—$386,953,304)		534,701,377

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of warrants	Value
Warrants—0.00%
Oil, gas & consumable fuels—0.00%
Magnum Hunter Resources Corp., strike price $8.50, expires 04/15/16*,1 (cost—$0)	53,494	$0
	Number of shares
Investment companies—0.37%
iShares Russell 2000 Growth Index Fund[1]	1,070	142,663
iShares Russell Midcap Growth Index Fund	22,491	1,854,608
Total investment companies (cost—$1,966,294)		1,997,271
	Face Amount	Value
Repurchase agreement—2.28%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $6,833,793 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $6,941,531 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$12,697,986); proceeds: $12,449,000 (cost—$12,449,000)	$12,449,000	$12,449,000
	Number of shares
Investment of cash collateral from securities loaned—7.88%
Money market fund—7.88%
UBS Private Money Market Fund LLC[2] (cost—$42,967,706)	42,967,706	42,967,706
Total investments (cost—$444,336,304)—108.63%		592,115,354
Liabilities in excess of other assets—(8.63)%		(47,040,697)
Net assets—100.00%		$545,074,657

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$157,143,157
Gross unrealized depreciation	(9,364,107)
Net unrealized appreciation	$147,779,050

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$534,701,377	$—	$—	$534,701,377
Warrants	—	—	0	0
Investment companies	1,997,271	—	—	1,997,271
Repurchase agreement	—	12,449,000	—	12,449,000
Investment of cash collateral from securities loaned	—	42,967,706	—	42,967,706

At January 31, 2014, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

Warrants
Beginning balance	$—
Purchases	—
Issuance	0
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2014 was $0.

Issuer breakdown by country or territory of origin

	Percentage of total investments
United States	97.3%
Israel	1.4
Canada	0.7
Bermuda	0.5
Ireland	0.1
Singapore	0.0	†
Cayman Islands	0.0	†
British Virgin Islands	0.0	†
Total	100.0%

†  Amount is less than 0.05%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2014.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$41,413,440	$132,695,466	$131,141,200	$42,967,706	$1,546

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 5.83% before the deduction of the maximum PACE Select program fee. (Class P shares returned 4.77% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 7.51%, and the Lipper International Large-Cap Core Funds category posted a median return of 6.06%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 147. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments1

Please note: On August 5, 2013, Chautauqua Capital Management, LLC began serving as a Sub-Advisor for this fund, replacing Martin Currie, which was terminated as a Sub-Advisor for the Portfolio effective August 2, 2013 at the close of business. On September 13, 2013, Los Angeles Capital Management and Equity Research, Inc. began serving as a Sub-Advisor for this fund, replacing J.P. Morgan (International REI), which was terminated as a Sub-Advisor for the Portfolio effective September 13, 2013 at the close of business.

J.P. Morgan (EAFE Opportunities)

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection in banks and finance, where we held Japanese names and lacked exposure to peripheral European companies, was the largest detractor from performance. Stock selection in the energy sector also hurt our performance. In contrast, stock selection in autos and basic industries added value. Regionally, stock selection in Europe (both the UK and the continent) and exposure to emerging markets detracted from our portion of the Portfolio's performance. Conversely, an underweight to the Pacific Rim helped our relative returns.

At the stock level, Nitto Denko, a Japanese maker of specialty materials, detracted from results. The company, which is a leader in the making of specialty films used in liquid crystal displays (LCD) and touch screens, cut its profit forecast twice

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie") until August 2, 2013, Mondrian Investment Partners Limited ("Mondrian"); J.P. Morgan Investment Management Inc. ("J.P. Morgan") until September 13, 2013 for the International REI Segment and until February 25, 2014, after the close of the reporting period, for the EAFE Opportunities Segment; Chautauqua Capital Management, LLC ("Chautauqua") and Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Managers:

Martin Currie: Christine Montgomery;

Mondrian: Elizabeth A. Desmond, Nigel G. May and Russell J. Mackie;

J.P. Morgan: International REI Segment—Beltran Lastra and Demetris Georghiou; EAFE Opportunities Segment—Jeroen Huysinga;

Chautauqua: Brian M. Beitner, CFA, Michael Mow, CFA and Amanda Prentiss

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. At Martin Currie, they believe stock focused portfolios, driven by fundamental research, are the best way to exploit market inefficiencies and generate consistent outperformance. They use a consistent analytical framework to find undervalued stocks by assessing quality,

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PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

during the fourth quarter of 2013, citing fiercer competition from new entrants and weaker-than-expected demand for computer tablets. We eliminated our position in Nitto Denko from our portion of the Portfolio.

On the upside, Continental AG, a German tire and auto parts maker, was a strong performer during the reporting period. Management raised its 2013 earnings forecast, citing lower rubber costs, as well as growth in China and North America. Continental AG has managed to sidestep weak demand in Europe by following German carmakers like Volkswagen and BMW overseas and by focusing more on higher value-added parts, such as safety sensors. In addition, European economic activity is showing signs of stabilizing, which is drawing more investor attention to the stock.

Our portion of the Portfolio used derivatives in the form of currency forwards and futures. Derivatives are only used for the efficient management of cash flow and to reduce currency deviations from the benchmark, where practical, for the purposes of risk management, not as a source of excess returns. Exchange traded equity futures can be used to gain or reduce exposure to a market quickly and cheaply and, as such, are used for the efficient management of cash flows, subject to regulatory guidelines. The impact of any derivatives held in our portion of the Portfolio was immaterial.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection within countries contributed to our results, as our holdings in France, Germany and Japan were only partly offset by stock selection in Spain and Italy. Sector allocation, overall, was neutral for our performance. Overweight positions in the strong telecommunication services and information technology sectors were offset by overweight positions in the relatively weak energy and consumer staples sectors. Currency allocation effects added to returns during the reporting period, led by the underweight position in the weak Japanese yen and the defensive hedge out of the Australian dollar. Allocation between markets slightly held back our returns. While overweights in Spain and Israel benefited our results, this positive performance was offset by an overweight in the weak Singaporean equity market and an underweight in the strong Japanese equity market.

Investment process (continued)

value and growth characteristics over a three to five year time horizon. The result is the construction of portfolios which exhibit quality and growth characteristics and attractive valuations. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process seeking to identify the connections that others miss. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie works closely with teams of dedicated regional and global sector research specialists with the sole objective of finding those companies that can deliver outperformance.

J.P. Morgan manages two separate segments of the Portfolio's assets, utilizing distinct principal investment strategies and portfolio management for each. In managing one segment of the Portfolio's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the Portfolio's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the Portfolio's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment),

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PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

The main highlights of our portion of the Portfolio going forward are overweight positions in select European markets, as well as in the telecommunications services, consumer staples and healthcare sectors. In contrast, we have underweight positions in the materials and financials sectors, coupled with a defensive currency hedge of the Australian dollar.

The derivative exposure within our portion of the Portfolio was in the form of defensive forward currency contracts in an unleveraged and fully covered manner. At the end of the reporting period, we hedged 91% of the Australian dollar exposure. This hedging is undertaken using three-month forward currency contracts. We have chosen to hedge this currency as our analysis shows that it is significantly overvalued, and we wish to protect the value of the underlying investment in these markets. During the reporting period, our defensive currency hedging did not materially impact our performance.

Chautauqua

Our portion of the Portfolio underperformed the benchmark during the reporting period from our inception as a Sub-Advisor on August 5, 2013, through January 31, 2014. Sector allocation and security selection in the consumer discretionary and healthcare sectors detracted from results. Our holdings of growth-oriented stocks in Europe were not rewarded, as they were outperformed by value-oriented stocks during the reporting period. A modest overweight in emerging market stocks also impaired our performance, as they lagged developed markets during the reporting period. On the upside, stock selection in financials added the most value. An underweight in the weak Pacific region and a lack of exposure to underperforming Japanese equities was also rewarded relative to the benchmark. There was a modest benefit from our overweight to the information technology sector and our underweights to the consumer staples and utilities sectors.

In terms of individual stocks, the worst performer in our portion of the Portfolio was Canadian athletic apparel retailer Lululemon. Its shares came under pressure despite numerous positive developments, such as a new chief executive officer and a new chairman, as well as improvements to production and supply chain management. Lululemon's fundamental business advantage and store expansion program are still in place, while the management, message and productivity of the

Investment process (continued)

J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today.

Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Chautauqua seeks to achieve consistent risk adjusted excess returns by managing a

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PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

operation have improved. In light of these positives, we added to our position in the stock.

On the positive side, Hargreaves Lansdown was the single largest contributor to our results. Hargreaves Lansdown is a UK-based provider of investment management products and services to individual investors. The company enjoys a cost structure advantage that enables it to offer value-added products and a high level of service which could lead to healthy, long-term growth. We took profits in Hargreaves Lansdown during the reporting period by trimming our position in the stock during the reporting period.

While the short-term results of our portion of the Portfolio was disappointing, the attractive attributes of our current holdings, especially given the compelling forward-looking valuations, growth and profitability, are very encouraging.

Derivatives were not used during the review period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period from our inception as a Sub-Advisor on September 13, 2013, through January 31, 2014. While fundamental factors contributed significantly to performance, industry tilts were modestly positive for our results. Currency and regional tilts added value as well, but country positions within regions detracted from performance. Within fundamental factors, our higher beta posture in Europe added value, with overweights to companies with low profit margins and pension risk both being notable contributors. (Beta is a measure of volatility or risk relative to the market as a whole, while pension risk is pension plan liabilities divided by market capitalization). An overweight to one-year momentum, which is the total return over the past 12 months, excluding the most recent month, also added value. Within Japan, overweights to companies with lower leverage and lower yields added value. However, underweighting distressed companies detracted from results as these companies outperformed the benchmark. In the Pacific region, a tilt toward companies with higher leverage was a notable detractor. In terms of sectors, underweights to European energy and materials were significant contributors, whereas an underweight to telecommunication services detracted from relative results. An underweight to financials contributed in both Japan and in the Pacific region. Within countries, an overweight to New Zealand and an underweight to Norway added value, while an overweight to Germany was not rewarded.

As we began 2014, investors continued to penalize energy and materials companies within Europe and favor the more growth-oriented, information technology, healthcare and consumer discretionary stocks. Information technology stocks were also favored in the Pacific region and Japan, while the more defensive and higher yielding telecommunication services and utilities sectors were viewed negatively. As of January 31, 2014, our portion of the

Investment process (concluded)

concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term horizon.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

Portfolio had tilts toward consumer discretionary, financials and industrials and tilts away from consumer staples, energy and healthcare. Our portion of the Portfolio exhibits higher price-to-earnings and price-to-book ratios relative to the benchmark. Additionally, our portion of the Portfolio exhibits a slightly more positive outlook for the market. As such, we have higher levels of volatility and leverage, as well as a slightly higher beta than the benchmark. Finally, our portion of the Portfolio displayed a lower dividend yield and a tilt toward smaller capitalization stocks.

Derivatives were not used during the review period.

Martin Currie (Note: Martin Currie was terminated as a Sub-Advisor for the Portfolio effective August 2, 2013 at the close of business, and its portion of the Portfolio was transitioned to Chautauqua. The following commentary only covers the period of time during which Martin Currie sub-advised a portion of the Portfolio, from July 31, 2013 to August 2, 2013.)

During the period when we managed a portion of the Portfolio, from August 1, 2013, through August 2, 2013, the largest overweight position in our portion of the Portfolio, from a regional perspective, was in emerging markets. Our allocation to developed Middle Eastern countries was also an overweight position. Pacific ex-Japan was our largest underweight position, followed by Pan Europe and Japan. At the sector level, our largest overweight position was in consumer discretionary. We were also overweight materials, financials and information technology. In contrast, we were underweight energy, industrials, consumer staples, healthcare, telecommunication services and utilities, the latter of which was our largest underweight.

Derivatives were not used during the time we managed a portion of the Portfolio during the review period.

J.P. Morgan (International REI) (Note: J.P. Morgan (International REI) was terminated as a Sub-Advisor for the Portfolio effective September 13, 2013 at the close of business, and its portion of the Portfolio was transitioned to Los Angeles Capital. The following commentary only covers the period of time during which J.P. Morgan (International REI) sub-advised a portion of the Portfolio, from July 31, 2013 to September 13, 2013.)

During the period when we managed a portion of the Portfolio, from August 1, 2013 through September 13, 2013, we slightly underperformed the benchmark. Stock selection in the healthcare and telecoms sectors detracted from results. These negatives were mostly offset by positive stock selection in both the basic industries and media sectors.

At the stock level, Otsuka Holdings, a Japanese pharmaceutical company, was a negative for our performance. In late August 2013, the Food and Drug Administration did not approve the kidney treatment drug Samsca, and it is now expected that the drug will undertake further trials that could last upwards of three years. On the upside, UPM Kymmene, a Finnish forestry service and paper product manufacturer, contributed to performance. The stock rose as the company announced better than expected earnings and profit improvement targets. The company has embarked on a major profitability program. In addition to cutting jobs, reducing costs and scaling back capacity in Europe, UPM Kymmene is also pursuing alternative sources of revenue. For example, it is building a bio refinery that will produce diesel using waste from its pulp mills. This project is expected to come on stream in 2014.

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – concluded

The REI portfolio seeks to harness the stock specific insights of J.P. Morgan's team of research analysts. Overall, the portfolio displayed characteristics very similar to those of the MSCI EAFE Index, in terms of geographic breakdown, sector composition and exposure to various macro and factor risks. However, individual components of the benchmark were marginally overweighted or underweighted, based on the fundamental research carried out by J.P. Morgan analysts in an effort to generate excess returns.

Our portion of the Portfolio used derivatives in the form of currency forwards and futures. Derivatives are only used for the efficient management of cash flow and to reduce currency deviations from the benchmark, where practical, for the purposes of risk management, not as a source of excess returns. Exchange traded equity futures can be used to gain or reduce exposure to a market quickly and cheaply and, as such, are used for the efficient management of cash flows, subject to regulatory guidelines. The impact of any derivatives held in our portion of the Portfolio during the time in which we managed a portion of the Portfolio was immaterial.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	5.68%	10.76%	12.08%	5.24%
Class C2	5.25%	9.75%	11.13%	4.37%
Class Y3	5.83%	11.09%	12.41%	5.61%
Class P4	5.83%	11.02%	12.36%	5.53%
After deducting maximum sales charge or PACE Select program fee
Class A1	(0.11)%	4.63%	10.82%	4.65%
Class C2	4.25%	8.75%	11.13%	4.37%
Class P4	4.77%	8.82%	10.14%	3.44%
MSCI EAFE Index (net)[5]	7.51%	11.93%	13.84%	6.32%
Lipper International Large-Cap Core Funds median	6.06%	10.50%	13.47%	6.15%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 12.93%; 5-year period, 9.16%; 10-year period, 5.16%; Class C—1-year period, 17.58%; 5-year period, 9.47%; 10-year period, 4.88%; Class Y—1-year period, 19.91%; 5-year period, 10.72%; 10-year period, 6.13%; Class P—1-year period, 17.57%; 5-year period, 8.48%; 10-year period, 3.94%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.67% and 1.67%; Class C—2.51% and 2.51%; Class Y—1.41% and 1.41%; and Class P—1.42% and 1.42%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Net assets (mm)	$1,013.7
Number of holdings	521
Portfolio composition[1]	01/31/14
Common stocks, preferred stocks and rights	103.1%
ADRs	2.5
Investments sold short	(7.5)
Futures and forward foreign currency contracts	(0.0)[2]
Cash equivalents and other assets less liabilities	1.9
Total	100.0%
Regional allocation (equity investments)[1]	01/31/14
Europe and European territories	68.0%
Asia	23.5
The Americas	3.7
Oceania	3.5
Africa	(0.1)
Total	98.6%
Top five countries (equity investments-long holdings)[1]	01/31/14
United Kingdom	19.4%
Japan	16.3
France	11.2
Switzerland	11.0
Germany	7.5
Total	65.4%
Top five sectors (long holdings)[1]	01/31/14
Financials	23.5%
Health care	12.8
Consumer discretionary	12.1
Industrials	11.9
Consumer staples	9.6
Total	69.9%
Top ten equity holdings (long holdings)[1]	01/31/14
Novartis AG	1.7%
Roche Holding AG	1.6
Sanofi SA	1.4
Banco Santander SA	1.4
Iliad SA	1.2
AIA Group Ltd	1.2
Vodafone Group PLC	1.2
Iberdrola SA	1.2
Nestle SA	1.2
France Telecom SA	1.2
Total	13.3%
Top five countries (equity investments-short holdings)[1]	01/31/14
Japan	(2.3)%
Australia	(0.9)
Sweden	(0.8)
Hong Kong	(0.6)
France	(0.4)
Total	(5.0)
Top five sectors (short holdings)[1]	01/31/14
Financials	(2.8)%
Materials	(1.1)
Consumer discretionary	(0.8)
Industrials	(0.7)
Information technology	(0.5)
Total	(5.9)
Top ten equity holdings (short holdings)[1]	01/31/14
ASML Holding N.V.	(0.3)%
Svenska Cellulosa AB SCA, Class B	(0.3)
Investment AB Kinnevik, B Shares	(0.3)
The Link REIT	(0.3)
AGL Energy Ltd.	(0.2)
Shionogi & Co. Ltd.	(0.2)
Hugo Boss AG	(0.2)
Zodiac SA	(0.2)
The Dai-ichi Life Insurance Co. Ltd.	(0.2)
Partners Group Holding AG	(0.1)
Total	(2.3)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page XX.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

2  Amount is less than 0.05%.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2014

Common stocks

Aerospace & defense	0.49%
Air freight & logistics	0.20
Airlines	0.55
Auto components	2.12
Automobiles	1.65
Beverages	0.79
Biotechnology	0.16
Building products	1.58
Capital markets	2.77
Chemicals	2.78
Commercial banks	8.04
Commercial services & supplies	0.87
Communications equipment	0.61
Computers & peripherals	0.28
Construction & engineering	0.54
Construction materials	0.19
Consumer finance	0.16
Containers & packaging	0.24
Distributors	0.12
Diversified financial services	1.24
Diversified telecommunication services	6.19
Electric utilities	2.81
Electrical equipment	1.88
Electronic equipment, instruments & components	0.82
Energy equipment & services	1.59
Food & staples retailing	3.54
Food products	2.74
Gas utilities	0.13
Health care equipment & supplies	2.26
Hotels, restaurants & leisure	3.20
Household durables	0.67
Household products	0.27
Industrial conglomerates	1.59
Insurance	8.28
Internet software & services	1.01
IT services	0.53
Leisure equipment & products	0.35
Life sciences tools & services	0.21
Machinery	1.91
Marine	0.98
Media	1.78
Metals & mining	1.35

Common stocks—(concluded)

Multi-utilities	2.00%
Multiline retail	0.15
Office electronics	1.14
Oil, gas & consumable fuels	7.09
Paper & forest products	0.50
Personal products	1.32
Pharmaceuticals	10.12
Professional services	0.54
Real estate investment trusts	0.87
Real estate management & development	2.12
Road & rail	0.35
Semiconductors & semiconductor equipment	3.46
Software	1.56
Specialty retail	0.29
Textiles, apparel & luxury goods	1.49
Tobacco	0.68
Trading companies & distributors	0.30
Transportation infrastructure	0.16
Wireless telecommunication services	2.03
Total common stocks	105.64

Preferred stocks

Automobiles	0.18
Household products	0.28
Total preferred stocks	0.46

Rights

Commercial banks	0.00[1]
Construction & engineering	0.00[1]
Total rights	0.00[1]
Repurchase agreement	1.67
Investment of cash collateral from securities loaned	1.90

Investments sold short
Common stocks

Aerospace & defense	(0.16)
Automobiles	(0.02)
Capital markets	(0.23)
Chemicals	(0.16)
Commercial banks	(0.55)
Commercial services & supplies	(0.02)
Construction & engineering	(0.03)

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2014

Investments sold short—(continued)
Common stocks—(continued)

Construction materials	(0.03)%
Distributors	0.00
Diversified consumer services	(0.03)
Diversified financial services	(0.62)
Diversified telecommunication services	(0.06)
Electric utilities	(0.04)
Electrical equipment	(0.05)
Electronic equipment, instruments & components	(0.13)
Energy equipment & services	(0.11)
Food & staples retailing	(0.07)
Food products	(0.12)
Gas utilities	(0.06)
Health care equipment & supplies	0.00
Health care providers & services	(0.25)
Hotels, restaurants & leisure	(0.07)
Independent power producers & energy traders	(0.01)
Insurance	(0.16)
Internet & catalog retail	(0.01)
Leisure equipment & products	(0.06)
Machinery	(0.03)
Media	(0.17)

Investments sold short—(concluded)
Common stocks—(concluded)

Metals & mining	(0.62)%
Multi-utilities	(0.22)
Oil, gas & consumable fuels	(0.32)
Paper & forest products	(0.29)
Pharmaceuticals	(0.22)
Professional services	(0.19)
Real estate investment trusts	(0.60)
Real estate management & development	(0.60)
Road & rail	(0.08)
Semiconductors & semiconductor equipment	(0.36)
Specialty retail	(0.23)
Textiles, apparel & luxury goods	(0.25)
Tobacco	(0.08)
Trading companies & distributors	(0.11)
Transportation infrastructure	(0.05)
Wireless telecommunication services	(0.03)
Total investments sold short	(7.50)
Liabilities in excess of other assets	(2.17)
Net assets	100.00%

1  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2014.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—105.64%
Australia—4.11%
Amcor Ltd.	231,348	$2,168,392
AMP Ltd.	1,674,214	6,256,356
Australia & New Zealand Banking Group Ltd.	75,560	1,992,387
Bendigo and Adelaide Bank Ltd.[1]	79,540	807,470
BHP Billiton Ltd.	14,986	479,616
CFS Retail Property Trust Group	628,825	1,067,614
Commonwealth Bank of Australia	27,984	1,817,908
CSL Ltd.	21,653	1,331,401
Dexus Property Group	160,311	139,595
Flight Centre Travel Group Ltd.[1]	12,036	500,016
Goodman Group	99,103	405,029
GPT Group	13,450	42,492
Macquarie Group Ltd.[1]	29,524	1,397,574
Newcrest Mining Ltd.[1]	268,466	2,267,249
Origin Energy Ltd.	178,049	2,178,358
Orora Ltd.*,1	231,348	259,154
QBE Insurance Group Ltd.	512,341	5,151,832
REA Group Ltd.	13,317	473,750
SP AusNet[1]	308,774	335,077
Stockland	287,638	913,767
Suncorp Group Ltd.	301,150	3,210,057
Sydney Airport[1]	31,283	107,867
Tabcorp Holdings Ltd.[1]	223,133	673,698
Transurban Group	57,045	344,968
Westfield Retail Trust	894,144	2,363,181
Westpac Banking Corp.	87,472	2,363,134
Woodside Petroleum Ltd.	40,005	1,308,688
Woolworths Ltd.	32,553	970,612
WorleyParsons Ltd.	26,223	377,512
Total Australia common stocks		41,704,754
Austria—0.12%
Andritz AG2	7,235	397,632
Telekom Austria AG	50,725	443,793
Vienna Insurance Group AG Wiener Versicherung Gruppe	7,905	375,284
Total Austria common stocks		1,216,709
Belgium—0.36%
Ageas	3,230	138,857
Ageas STRIP VVPR*,3	7,563	10
Belgacom SA	3,948	112,830
Colruyt SA	870	49,387
Delhaize Group SA	2,173	139,825
Groupe Bruxelles Lambert SA	11,271	1,018,784
KBC Groep N.V.	2,183	129,118
Solvay SA	13,179	1,843,217
Telenet Group Holding N.V.	4,219	250,652
Total Belgium common stocks		3,682,680
	Number of shares	Value
Common stocks—(continued)
Bermuda—1.02%
Jardine Matheson Holdings Ltd., ADR	62,400	$3,343,392
Kunlun Energy Co. Ltd.[1]	2,966,282	4,921,007
Li & Fung Ltd.	870,000	1,210,232
Noble Group Ltd.	1,182,000	879,499
Total Bermuda common stocks		10,354,130
Brazil—1.40%
BB Seguridade Participacoes SA	851,236	8,007,068
BM&FBovespa SA	1,551,437	6,165,247
Total Brazil common stocks		14,172,315
Canada—1.51%
First Quantum Minerals Ltd.	92,876	1,661,970
Pacific Rubiales Energy Corp.	572,308	8,699,595
Potash Corp. of Saskatchewan, Inc.	157,078	4,919,683
Total Canada common stocks		15,281,248
Cayman Islands—1.18%
Belle International Holdings Ltd.[1]	480,000	518,097
Ctrip.com International Ltd., ADR*	59,450	2,348,869
ENN Energy Holdings Ltd.	128,000	830,109
Hengan International Group Co. Ltd.	460,582	4,974,343
MGM China Holdings Ltd.	365,200	1,444,092
Sands China Ltd.	239,000	1,842,416
Total Cayman Islands common stocks		11,957,926
China—0.17%
China Shenhua Energy Co. Ltd., Class H	289,000	746,342
Ping An Insurance (Group) Co. of China Ltd., Class H	120,000	972,204
Total China common stocks		1,718,546
Curacao—0.54%
Schlumberger Ltd.	61,991	5,428,552
Denmark—2.82%
AP Moller - Maersk A/S, Class B	583	6,501,898
Coloplast A/S, Class B	91,907	6,895,849
Danske Bank A/S*	70,548	1,591,423
DSV A/S	645	20,683
Novo Nordisk A/S, ADR	198,425	7,871,520
Novo Nordisk A/S, Class B	74,605	2,953,238
Novozymes A/S, B Shares	4,648	200,626
TDC A/S	223,846	2,103,968
Tryg A/S	2,104	200,801
William Demant Holding A/S*	2,957	271,787
Total Denmark common stocks		28,611,793
Finland—1.08%
Metso Oyj[1]	19,688	616,565
Neste Oil Oyj[1]	51,025	911,831
Nokia Oyj*	229,217	1,590,550
Orion Oyj, Class B1	13,121	342,954
Sampo Oyj, A Shares[2]	46,414	2,156,520
Stora Enso Oyj, R Shares	106,263	994,619
UPM-Kymmene Oyj[2]	265,239	4,070,941

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Finland—(concluded)
Valmet Corp.*	21,133	$178,280
Wartsila Oyj Abp	1,537	83,478
Total Finland common stocks		10,945,738
France—11.22%
Alcatel-Lucent*,1	402,655	1,627,553
Atos Origin SA	16,492	1,443,332
AXA SA	111,357	2,928,649
BNP Paribas	31,758	2,460,698
Cap Gemini SA	8,169	557,156
Carrefour SA	77,184	2,660,225
Cie de Saint-Gobain	191,598	10,068,873
Cie Generale des Etablissements Michelin	13,981	1,476,815
CNP Assurances	14,875	291,499
Electricite de France (EDF)[2]	115,202	3,918,504
Essilor International SA2	23,633	2,375,556
France Telecom SA2	938,404	11,613,375
GDF Suez	42,763	944,996
GDF Suez, STRIP VVPR*,3	23,226	31
Iliad SA	53,892	12,341,763
Lagardere S.C.A.	5,010	177,067
LVMH Moet Hennessy Louis Vuitton SA	3,627	646,443
Natixis	24,964	146,965
Pernod Ricard SA	36,255	3,894,165
Publicis Groupe SA	27,913	2,476,370
Sanofi SA2	149,072	14,636,683
Schneider Electric SA	27,053	2,185,169
Societe BIC SA	320	36,853
Societe Generale SA	66,241	3,759,394
Sodexo	25,009	2,465,298
Suez Environnement Co.	57,263	1,026,008
Technip SA	53,484	4,562,466
Total SA	170,384	9,729,597
Valeo SA	16,068	1,796,301
Vallourec SA	54,343	2,715,116
Veolia Environnement SA	128,588	2,022,154
Vinci SA	83,629	5,477,665
Wendel SA	9,744	1,322,058
Total France common stocks		113,784,797
Germany—7.08%
Allianz SE2	30,080	5,022,427
BASF SE	24,448	2,622,343
Bayer AG	33,191	4,382,015
Commerzbank AG*	63,573	1,082,479
Continental AG2	23,965	5,163,373
Daimler AG	60,035	5,030,615
Deutsche Lufthansa AG*	88,292	2,103,537
Deutsche Post AG	5,161	178,680
Deutsche Telekom AG	685,226	11,089,968
E.ON SE2	190,357	3,458,212
GEA Group AG	86,955	4,079,451
K+S AG1	4,483	133,561
	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
Metro AG2	51,479	$2,123,855
Porsche Automobil Holding SE	5,288	517,849
ProSiebenSat.1 Media AG	16,313	732,424
RWE AG	158,467	5,864,597
SAP AG	106,812	8,162,286
Siemens AG2	44,228	5,604,740
ThyssenKrupp AG*,2	148,150	3,815,369
United Internet AG	13,379	584,995
Total Germany common stocks		71,752,776
Guernsey—0.04%
Resolution Ltd.	69,487	398,204
Hong Kong—3.25%
AIA Group Ltd.	2,656,999	12,234,693
BOC Hong Kong Holdings Ltd.	403,000	1,225,019
Cathay Pacific Airways Ltd.	243,000	503,916
China Mobile Ltd.	485,000	4,625,860
China Overseas Land & Investment Ltd.	382,000	1,030,797
CLP Holdings Ltd.	86,500	652,889
Galaxy Entertainment Group Ltd.*	105,000	1,031,904
Hang Seng Bank Ltd.[2]	208,423	3,261,727
HKT Trust/HKT Ltd.	73,000	70,049
Hutchison Whampoa Ltd.[2]	301,491	3,741,551
MTR Corp. Ltd.	365,000	1,290,508
SJM Holdings Ltd.	773,000	2,414,443
Wharf Holdings Ltd.	127,500	870,386
Wheelock & Co. Ltd.	5,000	20,351
Total Hong Kong common stocks		32,974,093
Ireland—0.35%
Bank of Ireland*	8,995,654	3,579,068
Israel—2.01%
Bank Leumi Le-Israel*	154,764	591,623
Bezeq The Israeli Telecommunication Corp. Ltd.	759,668	1,164,631
Check Point Software Technologies Ltd.*,1	78,212	5,117,411
Delek Group Ltd.	1,558	557,030
Israel Chemicals Ltd.	48,232	395,097
Teva Pharmaceutical Industries Ltd.	9,411	419,718
Teva Pharmaceutical Industries Ltd., ADR	259,400	11,577,022
The Israel Corp. Ltd.*	1,034	522,029
Total Israel common stocks		20,344,561
Italy—1.80%
Assicurazioni Generali SpA[2]	171,449	3,711,293
Enel SpA	432,600	1,976,720
ENI SpA	378,697	8,606,112
Fiat SpA*	219,575	2,189,960
Finmeccanica SpA*	155,385	1,366,381
Telecom Italia SpA	348,600	387,879
UnipolSai SpA*	4,062	12,239
Total Italy common stocks		18,250,584

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—16.31%
Aeon Financial Service Co. Ltd.[1]	25,500	$599,251
AEON Mall Co. Ltd.	44,300	1,313,781
Air Water, Inc.	22,000	329,236
ANA Holdings, Inc.[1]	140,000	298,718
Astellas Pharma, Inc.	95,300	5,967,793
Calbee, Inc.	24,400	567,670
Canon, Inc.[2]	394,487	11,606,420
Chubu Electric Power Co., Inc.	51,300	613,571
Citizen Holdings Co. Ltd.	30,700	244,290
Credit Saison Co Ltd	39,100	974,725
Dai Nippon Printing Co. Ltd.	40,000	401,292
Daikin Industries Ltd.	35,600	2,075,302
Dainippon Sumitomo Pharma Co. Ltd.[1]	9,400	162,478
Daito Trust Construction Co. Ltd.	12,200	1,163,042
Daiwa House Industry Co. Ltd.	45,000	865,029
Dena Co. Ltd.[1]	41,000	793,354
Dentsu, Inc.	29,300	1,171,484
East Japan Railway Co.	13,400	1,000,967
FANUC Corp.[2]	20,700	3,397,661
Fuji Heavy Industries Ltd.	43,000	1,198,209
Fujitsu Ltd.*	327,616	1,853,402
Hamamatsu Photonics KK	9,000	380,983
Hirose Electric Co. Ltd.	1,100	156,220
Hitachi Ltd.	230,500	1,786,787
Hitachi Metals Ltd.	32,000	509,895
Hokkaido Electric Power Co., Inc.*,1	72,700	769,195
Hokuhoku Financial Group, Inc.	81,000	155,388
Honda Motor Co. Ltd.	57,700	2,198,552
Hoya Corp.	183,200	5,097,755
Hulic Co. Ltd.[1]	99,200	1,274,832
Idemitsu Kosan Co. Ltd.	400	8,930
Inpex Corp.	107,600	1,284,839
Isuzu Motors Ltd.	140,000	848,194
Itochu Techno-Science Corp.	400	16,639
Japan Airlines Co. Ltd.	29,400	1,484,819
Japan Exchange Group, Inc.	2,000	49,369
Japan Real Estate Investment Corp.	362	1,874,308
Japan Tobacco, Inc.	61,200	1,915,008
JFE Holdings, Inc.	31,807	672,439
Kajima Corp.	11,000	41,128
Kakaku.com, Inc.	9,200	176,580
Kamigumi Co. Ltd.	22,000	198,963
Kao Corp.	257,100	8,241,191
Kawasaki Heavy Industries Ltd.	302,000	1,330,136
KDDI Corp.	8,500	474,626
Keio Corp.[1]	35,000	226,779
Keyence Corp.[2]	1,500	624,107
Kirin Holdings Co. Ltd.	68,000	935,774
Kyushu Electric Power Co., Inc.*	95,400	1,108,347
Makita Corp.	11,300	596,134
Mazda Motor Corp*	61,000	299,119
McDonald's Holdings Co. Japan Ltd.[1]	26,300	690,899
Mitsubishi Estate Co. Ltd.[2]	140,000	3,487,325
Mitsubishi Logistics Corp.	47,000	669,326
	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Mitsubishi Motors Corp.*,1	161,600	$1,765,152
Mitsubishi UFJ Financial Group, Inc. (MUFG)	538,450	3,283,296
Mitsui Fudosan Co. Ltd.	30,164	971,023
Mitsui O.S.K. Lines Ltd.	331,000	1,380,112
Nintendo Co. Ltd.	8,900	1,058,383
Nippon Express Co. Ltd.	4,000	19,027
Nippon Steel & Sumitomo Metal Corp.	636,000	1,960,850
Nippon Yusen Kabushiki Kaisha	642,000	2,017,050
Nitori Holdings Co. Ltd.	7,100	692,835
Nitto Denko Corp.	27,798	1,252,094
NKSJ Holdings, Inc.	16,900	448,428
Nomura Holdings, Inc.	192,500	1,365,983
Nomura Real Estate Holdings, Inc.	63,800	1,308,846
Nomura Research Institute Ltd.	65,900	2,183,337
NTT DoCoMo, Inc.	110,900	1,805,096
NTT Urban Development Corp.	43,400	430,729
Odakyu Electric Railway Co. Ltd.[1]	111,000	984,301
Olympus Corp.*,2	95,300	2,844,915
Oracle Corp. Japan	14,600	583,028
Oriental Land Co. Ltd.	5,500	839,508
ORIX Corp.	139,900	2,177,166
Otsuka Corp.	6,300	752,892
Panasonic Corp.	63,300	733,554
Park24 Co. Ltd.[1]	25,000	518,254
Rinnai Corp.[1]	11,900	932,945
Rohm Co. Ltd.	6,300	319,409
Sankyo Co. Ltd.	20,500	978,149
Sanrio Co. Ltd.[1]	1,700	63,145
SBI Holdings, Inc.	50,400	706,399
Sega Sammy Holdings, Inc.	20,884	503,039
Sekisui Chemical Co. Ltd.	133,000	1,559,499
Seven & I Holdings Co. Ltd.	220,850	8,866,856
Sharp Corp.*	101,000	349,946
Shikoku Electric Power Co., Inc.*,1	46,300	677,030
Shimano, Inc.	23,100	2,064,236
Shiseido Co. Ltd.	10,000	160,223
Showa Shell Sekiyu K.K.	75,000	720,857
Softbank Corp.[2]	22,992	1,701,953
Sony Corp.[1]	36,600	582,476
Sumitomo Corp.	36,700	463,375
Sumitomo Electric Industries Ltd.	107,000	1,703,915
Sumitomo Mitsui Financial Group, Inc.	37,950	1,791,825
Sumitomo Realty & Development Co. Ltd.[2]	59,000	2,651,737
Suzuki Motor Corp.	14,500	382,050
Takeda Pharmaceutical Co. Ltd.	165,300	7,754,555
The Kansai Electric Power Co., Inc.*	147,600	1,603,563
The Nishi-Nippon City Bank Ltd.	28,000	71,528
Toho Gas Co. Ltd.[1]	103,000	481,883
Tohoku Electric Power Co., Inc.*	56,200	615,521
Tokio Marine Holdings, Inc.	215,300	6,393,464
Tokyo Electron Ltd.	69,900	3,637,646
TonenGeneral Sekiyu KK	32,000	280,630
Toppan Printing Co. Ltd.	15,000	110,991

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Toshiba Corp.	234,000	$989,410
Toyota Industries Corp.	3,400	157,903
Toyota Motor Corp.	40,426	2,343,181
Toyota Tsusho Corp.	72,800	1,736,455
Trend Micro, Inc.*	30,200	942,919
Yahoo Japan Corp.	284,900	1,628,478
Yamato Holdings Co. Ltd.	86,700	1,841,431
Total Japan common stocks		165,326,742
Jersey—1.23%
Delphi Automotive PLC	152,097	9,261,186
Petrofac Ltd.	49,289	935,852
Shire PLC	45,397	2,270,932
Total Jersey common stocks		12,467,970
Netherlands—4.93%
Aegon N.V.	137,630	1,204,127
ASML Holding N.V.	25,873	2,197,681
ASML Holding N.V., NY Registered Shares	136,808	11,578,061
Corio N.V.	27,322	1,162,591
Delta Lloyd N.V.	74,571	1,919,452
Koninklijke Ahold N.V.	567,711	9,467,529
Koninklijke KPN N.V.*	966,410	3,614,319
Reed Elsevier N.V.	317,960	6,556,849
Sensata Technologies Holding N.V.*	169,008	6,327,659
STMicroelectronics N.V.	221,080	1,814,964
Unilever N.V.[2]	109,559	4,093,751
Total Netherlands common stocks		49,936,983
New Zealand—0.25%
Fletcher Building Ltd.	266,644	1,957,724
Telecom Corp. of New Zealand Ltd.	315,187	598,922
Total New Zealand common stocks		2,556,646
Norway—0.31%
DnB NOR ASA[2]	179,488	3,033,664
Gjensidige Forsikring ASA	5,504	105,478
Total Norway common stocks		3,139,142
Portugal—0.25%
EDP-Electricidade de Portugal SA	180,546	678,397
Jeronimo Martins, SGPS SA	45,756	784,040
Portugal Telecom, SGPS SA1	241,048	1,061,456
Total Portugal common stocks		2,523,893
Singapore—1.96%
Global Logistic Properties Ltd.	2,213,940	4,872,662
Hutchison Port Holdings Trust[1]	496,000	329,840
SembCorp Industries Ltd.	833,000	3,425,299
Singapore Airlines Ltd.[1]	50,000	375,563
Singapore Telecommunications Ltd.	1,990,000	5,493,816
United Overseas Bank Ltd.	298,420	4,674,682
Wilmar International Ltd.	265,000	647,582
Total Singapore common stocks		19,819,444
	Number of shares	Value
Common stocks—(continued)
South Korea—0.91%
LG Chem Ltd.	3,499	$849,946
NAVER Corp.	11,200	7,063,110
Samsung Electronics Co. Ltd.	1,092	1,305,891
Total South Korea common stocks		9,218,947
Spain—4.37%
ACS Actividades de Contruccion y Servicios SA	117	4,115
Amadeus IT Holding SA1	11,691	462,859
Banco Bilbao Vizcaya Argentaria SA	94,502	1,129,250
Banco Popular Espanol SA	390,866	2,691,683
Banco Santander SA	1,603,816	13,865,252
CaixaBank SA	299,171	1,835,888
Distribuidora Internacional de Alimentacion SA	49,927	411,022
Iberdrola SA	1,953,163	12,056,871
Repsol SA1	72,406	1,697,225
Telefonica SA	658,991	10,167,653
Total Spain common stocks		44,321,818
Sweden—2.49%
Electrolux AB, Series B	56,969	1,210,441
Elekta AB, B Shares[1]	668,134	9,739,414
Husqvarna AB, B Shares	142,836	828,926
Nordea Bank AB2	82,401	1,103,057
Securitas AB, B Shares	106,641	1,108,504
Svenska Handelsbanken, A Shares[2]	22,907	1,089,511
Swedbank AB, A Shares[2]	202,585	5,297,007
Swedish Match AB2	56,937	1,668,636
Telefonaktiebolaget LM Ericsson, B Shares	241,659	2,950,930
TeliaSonera AB	29,816	221,228
Total Sweden common stocks		25,217,654
Switzerland—11.01%
ABB Ltd.*	353,474	8,818,819
Actelion Ltd.*	945	88,804
Cie Financiere Richemont SA	21,088	1,957,266
Credit Suisse Group*	48,517	1,466,239
Geberit AG2	13,419	3,895,528
Julius Baer Group Ltd.*	213,190	10,357,932
Lonza Group AG*,2	21,063	2,117,567
Nestle SA2	160,088	11,618,365
Novartis AG2	218,815	17,328,536
Roche Holding AG	57,770	15,884,918
Schindler Holding AG	2,436	353,316
SGS SA	2,367	5,359,787
Sonova Holding AG*	5,701	783,483
Swiss Life Holding AG*,2	12,274	2,647,984
Swiss Prime Site AG*	15,219	1,183,411
Swiss Re AG*,2	63,583	5,498,160
Swisscom AG	2,213	1,217,254
Syngenta AG	18,517	6,557,998
The Swatch Group AG	7,886	4,701,244

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Transocean Ltd.	6,509	$283,362
Zurich Insurance Group AG*	32,844	9,538,218
Total Switzerland common stocks		111,658,191
Taiwan—1.40%
Taiwan Semiconductor Manufacturing Co. Ltd.	883,000	3,060,153
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	657,681	11,127,963
Total Taiwan common stocks		14,188,116
United Kingdom—19.41%
Aberdeen Asset Management PLC	202,956	1,303,862
Admiral Group PLC	38,763	920,789
AMEC PLC	269,508	4,563,351
AstraZeneca PLC	15,062	955,380
BAE Systems PLC	18,700	131,909
Barclays PLC	46,479	208,208
BG Group PLC	548,043	9,207,475
BP PLC	988,281	7,765,750
British American Tobacco PLC	68,889	3,302,269
British Sky Broadcasting Group PLC[2]	190,999	2,750,491
BT Group PLC	173,152	1,091,042
Burberry Group PLC	5,846	139,156
Capita PLC	8,180	132,252
Centrica PLC	186,169	952,406
Compass Group PLC	567,146	8,488,870
Croda International PLC	220,374	8,738,013
Diageo PLC	49,950	1,478,440
Direct Line Insurance Group PLC	315,641	1,373,999
easyJet PLC	31,633	854,904
G4S PLC	1,679,420	6,592,781
GKN PLC	559,402	3,625,984
GlaxoSmithKline PLC	392,762	10,098,137
Hargreaves Lansdown PLC	411,992	10,064,278
HSBC Holdings PLC[2]	835,074	8,607,312
ICAP PLC	105,016	667,237
IMI PLC	90,151	2,218,541
InterContinental Hotels Group PLC	154,353	4,998,692
Investec PLC	110,483	711,962
ITV PLC	721,308	2,330,013
J Sainsbury PLC	129,316	733,197
Kingfisher PLC	275,483	1,673,793
Legal & General Group PLC	18,891	66,861
Lloyds Banking Group PLC*	1,662,584	2,276,689
Meggitt PLC	210,039	1,779,933
Melrose Industries PLC	190,424	968,226
National Grid PLC	731,944	9,493,577
Next PLC	14,959	1,536,942
Pearson PLC	21,874	399,860
Persimmon PLC*	28,093	606,370
Prudential PLC	137,070	2,767,042
Reckitt Benckiser Group PLC[2]	36,201	2,715,477
Reed Elsevier PLC	53,141	774,869
Rio Tinto PLC	43,232	2,305,124
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Rolls-Royce Holdings PLC*	84,752	$1,653,772
Royal Dutch Shell PLC, A Shares[4]	23,501	812,651
Royal Dutch Shell PLC, A Shares[5]	330,181	11,404,516
SABMiller PLC	37,614	1,694,241
Segro PLC	155,926	864,077
Standard Chartered PLC	363,042	7,400,373
Tate & Lyle PLC	76,995	958,783
Tesco PLC	1,833,045	9,653,235
The Weir Group PLC[2]	69,304	2,385,668
TUI Travel PLC	173,802	1,215,423
Tullow Oil PLC	76,929	999,694
Unilever PLC	256,552	9,864,627
Vodafone Group PLC	3,225,306	12,011,854
Whitbread PLC[2]	56,706	3,496,642
Total United Kingdom common stocks		196,787,019
United States—0.75%
Lululemon Athletica, Inc.*,1	167,192	7,639,003
Total common stocks (cost—$1,001,430,822)		1,070,960,042
Preferred stocks—0.46%
Germany—0.46%
Henkel AG & Co. KGaA Vorzug	25,871	2,804,635
Volkswagen AG	7,212	1,829,129
Total preferred stocks (cost—$3,141,024)		4,633,764
	Number of rights
Rights*—0.00%
Spain—0.00%
ACS Actividades de Construccion y Servicios SA, expires 02/13/14	117	66
Banco Popular Espanol SA, expires 02/14/14	390,866	21,614
Total rights (cost—$21,156)		21,680
	Face amount
Repurchase agreement—1.67%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $9,318,310 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $9,465,217 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$17,314,508); proceeds: $16,975,001 (cost—$16,975,000)	$16,975,000	16,975,000

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned—1.90%
Money market fund—1.90%
UBS Private Money Market Fund LLC[6] (cost—$19,210,425)	19,210,425	$19,210,425
Total investments before investments sold short (cost—$1,040,778,427)—109.67%		1,111,800,911
Investments sold short—(7.50)%
Australia—(0.86)%
AGL Energy Ltd.	(170,307)	(2,265,472)
ALS Ltd.	(117,178)	(815,259)
Alumina Ltd.	(907,102)	(1,012,159)
APA Group	(117,678)	(616,886)
ASX Ltd.	(31,836)	(992,419)
Federation Centres Ltd.	(252,042)	(500,704)
Iluka Resources Ltd.	(166,029)	(1,275,737)
Insurance Australia Group Ltd.	(16,832)	(80,871)
Santos Ltd.	(5,764)	(67,292)
Seek Ltd.	(104,204)	(1,131,719)
Total Australia common stocks		(8,758,518)
Bermuda—(0.24)%
First Pacific Co. Ltd.	(932,000)	(923,141)
Seadrill Ltd.	(28,659)	(1,027,669)
Shangri-La Asia Ltd.	(268,000)	(445,297)
Total Bermuda common stocks		(2,396,107)
Cayman Islands—(0.06)%
ASM Pacific Technology Ltd.	(70,200)	(658,255)
France—(0.43)%
Eutelsat Communications	(20,583)	(625,023)
Lafarge SA	(4,753)	(341,416)
Total SA	(18,548)	(1,059,164)
Vivendi SA	(27,319)	(734,692)
Zodiac SA	(8,805)	(1,552,101)
Total France common stocks		(4,312,396)
Germany—(0.25)%
Deutsche Boerse AG	(5,369)	(413,398)
Fraport AG Frankfurt Airport Services Worldwide	(6,558)	(485,313)
Hugo Boss AG	(12,540)	(1,588,102)
Total Germany common stocks		(2,486,813)
Hong Kong—(0.59)%
Henderson Land Development Co. Ltd.	(105,000)	(565,316)
Hopewell Holdings Ltd.	(162,500)	(564,076)
New World Development Co. Ltd.	(543,680)	(679,267)
Sino Land Co. Ltd.	(540,524)	(718,489)
Sun Hung Kai Properties Ltd.	(44,000)	(537,263)
Swire Properties Ltd.	(78,800)	(203,501)
The Link REIT	(551,000)	(2,491,061)
Wharf Holdings Ltd.	(26,000)	(177,491)
Total Hong Kong common stocks		(5,936,464)
	Number of shares	Value
Investments sold short—(continued)
Isle of Man—(0.02)%
Genting Singapore PLC	(213,000)	$(230,225)
Italy—(0.21)%
Eni SpA	(7,787)	(176,964)
EXOR SpA	(24,653)	(967,228)
Luxottica Group SpA	(17,145)	(911,989)
Saipem SpA	(2,510)	(58,903)
Total Italy common stocks		(2,115,084)
Japan—(2.25)%
Aeon Co. Ltd.	(53,200)	(671,183)
Alfresa Holdings Corp.	(15,800)	(906,215)
Aozora Bank Ltd.	(426,000)	(1,225,839)
Benesse Holdings, Inc.	(6,500)	(257,341)
Daihatsu Motor Co. Ltd.	(14,000)	(221,435)
Electric Power Development Co. Ltd.	(4,000)	(119,996)
Fukuoka Financial Group, Inc.	(292,000)	(1,231,790)
Hokuriku Electric Power Co.	(37,100)	(456,442)
Hoya Corp.	(48,200)	(1,341,222)
Japan Petroleum Exploration Co.	(7,600)	(284,526)
Japan Prime Realty Investment Corp.	(296)	(1,016,893)
Japan Retail Fund Investment Corp.	(427)	(859,684)
Japan Tobacco, Inc.	(24,900)	(779,146)
JSR Corp.	(7,400)	(133,920)
Kaneka Corp.	(22,000)	(138,240)
Kinden Corp.	(30,000)	(295,977)
Mabuchi Motor Co. Ltd.	(8,800)	(511,618)
Marubeni Corp.	(151,000)	(1,068,543)
Medipal Holdings Corp.	(51,600)	(758,571)
MEIJI Holdings Co. Ltd.	(2,400)	(151,512)
Mizuho Financial Group, Inc.	(552,800)	(1,184,919)
Nikon Corp.	(34,600)	(599,074)
Ono Pharmaceutical Co. Ltd.	(300)	(26,221)
Rakuten, Inc.	(3,400)	(56,040)
Resona Holdings, Inc.	(54,700)	(292,319)
Shionogi & Co. Ltd.	(108,000)	(2,239,914)
Suzuken Co. Ltd.	(24,700)	(860,644)
Taiyo Nippon Sanso Corp.	(45,000)	(316,238)
The Bank of Yokohama Ltd.	(193,000)	(984,173)
The Dai-ichi Life Insurance Co. Ltd.	(99,200)	(1,513,681)
The Hachijuni Bank Ltd.	(36,000)	(201,546)
The Iyo Bank Ltd.	(53,000)	(501,625)
Tobu Railway Co. Ltd.	(170,000)	(797,005)
United Urban Investment Corp.	(82)	(122,715)
USS Co. Ltd.	(42,200)	(582,382)
Yamada Denki Co. Ltd.	(37,100)	(128,545)
Total Japan common stocks		(22,837,134)
Jersey—(0.16)%
Glencore Xstrata PLC	(121,929)	(646,415)
Randgold Resources Ltd.	(14,541)	(1,002,292)
Total Jersey common stocks		(1,648,707)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Luxembourg—(0.06)%
Millicom International Cellular SA, SDR	(2,772)	$(269,948)
SES SA	(10,484)	(336,738)
Total Luxembourg common stocks		(606,686)
Mauritius—(0.11)%
Golden Agri-Resources Ltd.	(2,711,000)	(1,104,147)
Netherlands—(0.40)%
Akzo Nobel N.V.	(14,158)	(1,019,858)
ASML Holding N.V.	(35,485)	(3,014,135)
Total Netherlands common stocks		(4,033,993)
Norway—(0.06)%
Norsk Hydro ASA	(46,635)	(211,429)
Telenor ASA	(19,845)	(411,603)
Total Norway common stocks		(623,032)
Singapore—(0.40)%
Ascendas Real Estate Investment Trust	(649,000)	(1,082,726)
CapitaLand Ltd.	(401,000)	(866,857)
CapitaMalls Asia Ltd.	(502,000)	(692,007)
City Developments Ltd.	(116,000)	(794,987)
Jardine Cycle & Carriage Ltd.	(1,000)	(27,413)
Keppel Land Ltd.	(28,000)	(69,301)
Singapore Technologies Engineering Ltd.	(37,000)	(109,834)
Singapore Telecommunications Ltd.	(66,000)	(182,479)
UOL Group Ltd.	(50,000)	(229,881)
Total Singapore common stocks		(4,055,485)
	Number of shares	Value
Investments sold short—(concluded)
Spain—(0.03)%
Industria de Diseno Textil SA (Inditex)	(2,022)	$(301,887)
Sweden—(0.84)%
Elekta AB, B Shares	(3,300)	(48,104)
Hennes & Mauritz AB, B Shares	(29,767)	(1,283,115)
Industrivarden AB, C Shares	(6,848)	(124,074)
Investment AB Kinnevik, B Shares	(72,142)	(2,832,207)
Lundin Petroleum AB	(55,800)	(964,154)
Sandvik AB	(21,825)	(306,151)
Svenska Cellulosa AB SCA, Class B	(103,285)	(2,940,235)
Total Sweden common stocks		(8,498,040)
Switzerland—(0.13)%
Partners Group Holding AG	(5,788)	(1,371,909)
United Kingdom—(0.40)%
Aggreko PLC	(8,995)	(228,605)
Anglo American PLC	(19,007)	(448,687)
Antofagasta PLC	(72,327)	(1,011,230)
BG Group PLC	(41,254)	(693,094)
Fresnillo PLC	(54,740)	(692,450)
Hargreaves Lansdown PLC	(40,453)	(988,199)
Inmarsat PLC	(3,677)	(42,342)
Total United Kingdom common stocks		(4,104,607)
Total investments sold short (proceeds—$77,534,048)		(76,079,489)
Liabilities in excess of other assets—(2.17)%		(21,974,558)
Net assets—100.00%		$1,013,746,864

For a listing of defined portfolio acronyms, currency type abbreviations and counterparty acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$115,466,410
Gross unrealized depreciation	(44,443,926)
Net unrealized appreciation	$71,022,484

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts:
18	EUR	Euro STOXX 50 Index Futures	March 2014	$713,684	$732,586	$18,902
7	GBP	FTSE 100 Index Futures	March 2014	741,227	742,996	1,769
4	JPY	TOPIX Index Futures	March 2014	491,084	476,541	(14,543)
				$1,945,995	$1,952,123	$6,128

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
ANZ	USD	9,712,935	AUD	10,965,774	03/19/14	$(143,943)
ANZ	USD	2,318,223	CHF	2,062,569	03/19/14	(42,483)
ANZ	USD	1,173,853	NOK	7,302,691	03/19/14	(12,365)
ANZ	USD	2,257,688	SGD	2,839,314	03/19/14	(33,819)
BB	HKD	34,179,700	USD	4,408,862	03/19/14	5,985
BB	JPY	28,907,933	USD	279,101	03/19/14	(3,898)
BB	SEK	4,594,294	USD	695,673	03/19/14	(5,097)
BNP	EUR	350,190	USD	473,863	03/19/14	1,555
BNP	USD	1,541,698	GBP	937,391	03/19/14	(1,218)
BOA	CHF	598,432	USD	665,554	03/19/14	5,273
BOA	EUR	668,331	USD	909,054	03/19/14	7,663
BOA	USD	1,544,909	GBP	937,065	03/19/14	(4,965)
CITI	EUR	229,534	JPY	33,350,065	03/19/14	16,910
SSC	AUD	590,824	GBP	311,534	03/19/14	(3,601)
SSC	AUD	7,889,000	USD	6,873,291	04/30/14	8,507
SSC	USD	382,795	EUR	280,222	03/19/14	(4,854)
TDB	CAD	1,126,526	USD	1,055,066	03/19/14	44,641
TDB	DKK	997,488	USD	183,624	03/19/14	3,250
TDB	EUR	2,165,581	USD	2,973,634	03/19/14	52,872
TDB	GBP	2,025,632	USD	3,296,145	03/19/14	(32,718)
WBC	CAD	595,051	GBP	322,458	03/19/14	(3,807)
						$(146,112)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,070,960,001	$—	$41	$1,070,960,042
Preferred stocks	4,633,764	—	—	4,633,764
Rights	21,680	—	—	21,680
Repurchase agreement	—	16,975,000	—	16,975,000
Investment of cash collateral from securities loaned	—	19,210,425	—	19,210,425
Investments sold short	(76,079,489)	—	—	(76,079,489)
Futures contracts, net	6,128	—	—	6,128
Forward foreign currency contracts, net	—	(146,112)	—	(146,112)

At January 31, 2014, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2014:

Common stocks
Beginning balance	$41
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$41

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2014, was $0.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2014.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Illiquid investment as of January 31, 2014.

4  Security is traded on the London Exchange.

5  Security is traded on the Amsterdam Exchange.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$5,492,556	$189,416,881	$175,699,012	$19,210,425	$1,295

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares declined 3.01% before the deduction of the maximum PACE Select program fee. (Class P shares declined 3.98% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the MSCI Emerging Markets Index (the "benchmark") declined 0.21%, and the Lipper Emerging Markets Funds category posted a median return of -0.70%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 164. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments1

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Concerns over the impact of the US Federal Reserve Board's tapering of its quantitative easing program caused weakness in many emerging market currencies and stock markets. This was especially true in countries with a greater reliance on overseas funding. Within our portion of the Portfolio, this negatively impacted the performance of countries like Turkey, Indonesia and Chile, as they all significantly underperformed the benchmark. Accordingly, our exposure to these markets and currencies was the primary factor that weighed on returns during the reporting period. Underweight exposures to Korea and Taiwan, where currencies were more stable against the US dollar, also detracted from relative results.

Sector selection was also a negative, with an underweight to the information technology sector and, in particular, to richly valued software and Internet stocks, such as Tencent (Hong Kong), Naspers (South Africa) and Naver (Korea), detracting from returns. These stocks performed strongly over the period and together represent a significant piece of the benchmark. We do not hold any of these stocks (nor have we held them in the past) in our portion of the Portfolio and it is for this reason that selection in the technology sector suffered recently. Our lack of exposure to these strongly performing names caused the negative stock selection. Overweight exposures to the

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair") and Lee Munder Capital Group, LLC ("LMCG")

Portfolio Managers:

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jeffrey A. Urbina;

LMCG: Gordon Johnson, Shannon Ericson and Vikram Srimurthy

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

utilities and telecommunication services sectors also detracted from results, due to the weak performance of our holdings such as the Turkish telecom operator Turk Telekom and Indonesian gas utility Perusahaan Gas. Stock selection, overall, was also a drag on performance, with weakness in China and Brazil being slightly offset by good results in Korea and India. In China, an underweight to Internet stock Tencent and an overweight to shoe retailer Belle International hurt our returns relative to the benchmark, as investors grew fearful of greater competition from online sales. This was offset by strong returns from Macau gaming company Sands China and gas utility Beijing Enterprises, both of which generated solid results during the reporting period. In Brazil, positions in infrastructure operators CCR and Ecorodovias underperformed the benchmark, as investors reacted negatively to rising interest rates. However, these negatives were offset by good performance from payment processor Cielo. Gains from stock selection in Korea resulted primarily from our positions in auto parts supplier Hyundai Mobis and casino operator Kangwon Land. Elsewhere, Indian engineering firm Larsen & Toubro and financial stocks Axis Bank and Rural Electrification contributed to results, as their shares recovered from weakness earlier in 2013.

There were no derivative positions held or traded over this period.

William Blair

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our focus on high quality companies detracted from performance, particularly in August 2013 and September 2013, when low valuation stocks rallied. Stock selection, overall, detracted from returns, mainly driven by our holdings in the energy sector, such as CNOOC Ltd. and Pacific Rubiales. CNOOC Ltd. performed poorly on concerns about 2014 production delays at several of its projects. Pacific Rubiales was negatively impacted by lower sales, coupled with higher than expected costs. While stock selection in the materials sector detracted from returns, underweighting both the energy and materials sectors was additive to results. In addition, stock selection in industrials was a drag on results, as shares of Embraer, a Brazilian jet manufacturer, fell due to weaker than expected results and a moderating outlook for 2014. We sold out of our position in the stock during the reporting period. Moreover, industrial

Investment process (continued)

the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and Lee Munder believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

conglomerates Industries Qatar and South African Bidvest also underperformed. Industries Qatar was sold from our portion of the Portfolio due to weaker than expected results and concerns about future margins.

Financials stock selection hurt our results, as Southeast Asian, Indian and Turkish commercial banks performed poorly due to concerns about the macroeconomic backdrop and currency weakness. As a result, we pared our financials exposure in these areas. Overweighting the weak consumer staples sector also detracted from returns and we significantly reduced our exposure to this sector during the reporting period.

Stock selection in the information technology ("IT") sector benefited from our overweight in Internet software/services companies, coupled with strong performance by Tencent and Soufun. We sold out of our position in Soufun in January after the strong rally in the share price, due to regulatory headwinds for US-listed Chinese companies coupled with extended valuation. In addition, Indian IT outsourcing companies HCL Technologies and Tata Consultancy Services outperformed the benchmark on favorable currency moves, coupled with strong operating results.

From a regional perspective, emerging Asia and Latin America detracted from returns, while Europe the Middle East and Africa (EMEA) contributed to performance. Strong Indian and Chinese stock selection and underweights to Thailand and Malaysia were offset by Korea and Taiwan underweights, as well as weak Malaysian stock selection. EMEA performance was bolstered by our frontier market exposure, especially in financials, combined with Russian IT stock selection (Yandex and Mail.ru) and strong performance by South African media company Naspers.

Derivatives were not used during the reporting period

LMCG

Our portion of the Portfolio underperformed the benchmark during the reporting period. Emerging market equities continued to be volatile and they underperformed their developed market counterparts due to fears of higher interest rates, slower growth in China and geopolitical concerns in Turkey. In this uncertain market, the payoffs to our factors fluctuated from month to month, as investors focused less on company fundamentals and more on macroeconomic concerns. While overall stock selection was modestly positive during the reporting period, our Market Dynamics factor, which ranks stocks versus their peers on earnings growth prospects and relative strength, was slightly negative. Elsewhere, our Quality factor, which assesses a company's earnings quality as well as its operating efficiency and use of capital, detracted from performance. While our Valuation factor, which evaluates stocks on several relative value measures, was additive at the beginning of the reporting period, it then weakened. Investors fled cheap stocks as emerging markets fell, which is typical in down markets.

Investment process (concluded)

the market. Lee Munder's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

Stock selection, overall, detracted from the performance of our portion of the Portfolio during the reporting period. Positive stock selection, particularly in China and Brazil, was offset by negative stock selection in Taiwan. Country allocation was also a drag on results. Overweights in Turkey and Thailand were responsible for the majority of this underperformance. In terms of sectors, positive stock selection in consumer discretionary and materials was offset by negative stock selection in financials and information technology. Sector allocation, overall, neither added nor detracted from performance during the reporting period.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	10 years
Before deducting maximum sales charge or PACE Select program fee
Class A1	(3.09)%	(12.68)%	13.12%	8.05%
Class C2	(3.40)%	(13.29)%	12.29%	7.25%
Class Y3	(3.03)%	(12.53)%	13.41%	8.42%
Class P4	(3.01)%	(12.61)%	13.17%	8.10%
After deducting maximum sales charge or PACE Select program fee
Class A1	(8.45)%	(17.46)%	11.86%	7.44%
Class C2	(4.36)%	(14.16)%	12.29%	7.25%
Class P4	(3.98)%	(14.34)%	10.93%	5.96%
MSCI Emerging Markets Index[5]	(0.21)%	(9.85)%	15.13%	10.40%
Lipper Emerging Markets Funds median	(0.70)%	(9.66)%	14.56%	9.23%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (10.21)%; 5-year period, 11.33%; 10-year period, 8.40%; Class C—1-year period, (6.60)%; 5-year period, 11.76%; 10-year period, 8.20%; Class Y—1-year period, (4.80)%; 5-year period, 12.88%; 10-year period, 9.37%; Class P—1-year period, (6.75)%; 5-year period, 10.41%; 10-year period, 6.90%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.89% and 1.89%; Class C—2.64% and 2.64%; Class Y—1.65% and 1.65%; and Class P—1.82% and 1.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

5  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Net assets (mm)	$390.4
Number of holdings	220
Portfolio composition[1]	01/31/14
Common stocks and preferred stocks	77.9%
ADRs, GDRs and NVDRs	15.0
Investment companies	4.9
Cash equivalents and other assets less liabilities	2.2
Total	100.0%
Regional allocation (equity investments)[1,2]	01/31/14
Asia	50.7%
The Americas	17.8
Europe and European territories	12.0
Africa	8.3
Russia	4.1
Total	92.9%
Top five countries (equity investments)[1,2]	01/31/14
South Korea	13.4%
Brazil	11.3
South Africa	8.1
Taiwan	8.0
India	6.4
Total	47.2%
Top five sectors[1,2]	01/31/14
Financials	19.8%
Information technology	15.9
Consumer discretionary	10.3
Consumer staples	9.6
Industrials	8.0
Total	63.6%
Top ten equity holdings[1,2]	01/31/14
Samsung Electronics Co. Ltd.	3.6%
China Mobile Ltd.	1.7
Taiwan Semiconductor Manufacturing Co. Ltd.	1.5
Gazprom, ADR	1.5
Hyundai Motor Co.	1.4
MTN Group Ltd.	1.3
Sberbank, ADR	1.2
Vale SA, ADR	1.1
Hyundai Mobis	1.0
SK Telecom Co. Ltd.	0.9
Total	15.2%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page XXX.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE International Emerging Markets Equity Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2014

Common stocks

Airlines	0.46%
Auto components	0.97
Automobiles	3.54
Beverages	2.99
Building products	0.45
Chemicals	1.28
Commercial banks	12.39
Computers & peripherals	1.32
Construction & engineering	1.23
Construction materials	0.44
Consumer finance	0.57
Distributors	0.43
Diversified consumer services	0.31
Diversified financial services	0.93
Diversified telecommunication services	1.17
Electric utilities	1.07
Electrical equipment	0.48
Electronic equipment, instruments & components	1.10
Food & staples retailing	1.78
Food products	3.20
Gas utilities	0.78
Health care equipment & supplies	0.52
Health care providers & services	1.18
Hotels, restaurants & leisure	2.30
Household durables	0.88
Household products	0.18
Independent power producers & energy traders	1.26
Industrial conglomerates	1.69
Insurance	1.68
Internet software & services	2.30
IT services	2.05
Life sciences tools & services	0.61
Media	0.85
Metals & mining	2.02
Multi-utilities	0.36
Multiline retail	0.25

Common stocks—(concluded)

Oil, gas & consumable fuels	6.98%
Paper & forest products	0.50
Personal products	0.72
Pharmaceuticals	1.00
Real estate investment trusts	1.14
Real estate management & development	1.93
Semiconductors & semiconductor equipment	8.64
Software	0.49
Specialty retail	1.25
Thrifts & mortgage finance	0.48
Tobacco	0.45
Trading companies & distributors	0.47
Transportation infrastructure	2.78
Water utilities	0.08
Wireless telecommunication services	6.35
Total common stocks	88.28

Preferred stocks

Automobiles	0.24
Chemicals	0.45
Commercial banks	0.72
Electric utilities	0.36
Food & staples retailing	0.28
Metals & mining	1.65
Oil, gas & consumable fuels	0.35
Paper & forest products	0.59
Total preferred stocks	4.64
Investment companies	4.93
Repurchase agreement	2.01
Investment of cash collateral from securities loaned	7.94
Liabilities in excess of other assets	(7.80)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—88.28%
Bermuda—3.11%
China Gas Holdings Ltd.	192,000	$268,569
COSCO Pacific Ltd.	1,174,000	1,501,561
Credicorp Ltd.	20,982	2,767,945
GOME Electrical Appliances Holding Ltd.[1]	14,149,000	2,460,284
Huabao International Holdings Ltd.[1]	1,336,000	677,998
REXLot Holdings Ltd.[1]	19,475,000	3,060,293
VimpelCom Ltd., ADR	146,517	1,419,750
Total Bermuda common stocks		12,156,400
Brazil—6.85%
AMBEV SA	262,800	1,752,181
AMBEV SA, ADR	505,784	3,307,827
Banco do Brasil SA	195,900	1,695,784
BB Seguridade Participacoes SA	221,000	2,078,815
BR Malls Participacoes SA	131,050	825,426
Cielo SA	116,092	3,090,335
Companhia de Concessoes Rodoviarias (CCR)	459,500	2,958,927
CPFL Energia SA	105,800	793,966
Cyrela Brazil Realty SA Empreendimentos e Participacoes	226,000	1,337,317
Diagnosticos da America SA	82,200	506,161
EcoRodovias Infraestrutura e Logistica SA	162,100	826,201
Hypermarcas SA	263,400	1,664,498
JBS SA	554,700	1,942,283
Kroton Educacional SA	79,600	1,216,471
Transmissora Alianca de Energia Eletrica SA	86,900	638,089
Ultrapar Participacoes SA	73,100	1,614,516
Vale SA, ADR[1]	36,800	500,480
Total Brazil common stocks		26,749,277
British Virgin Islands—0.15%
Mail.ru Group Ltd., GDR	16,194	603,550
Canada—0.35%
Pacific Rubiales Energy Corp.	88,675	1,347,940
Cayman Islands—6.18%
Baidu, Inc., ADR*	13,664	2,138,416
Belle International Holdings Ltd.	1,357,976	1,465,756
Chaoda Modern Agriculture Holdings Ltd.*,1,2,3	1,038,000	1,337
China Resources Cement Holdings Ltd.	2,532,000	1,731,745
Chow Tai Fook Jewellery Group Ltd.	412,800	610,390
ENN Energy Holdings Ltd.	162,000	1,050,607
Geely Automobile Holdings Ltd.[1]	3,745,000	1,533,927
Giant Interactive Group, Inc., ADR	173,850	1,914,088
Golden Eagle Retail Group Ltd.[1]	711,000	970,736
Hengan International Group Co. Ltd.	106,500	1,150,213
Mindray Medical International Ltd., ADR[1]	57,800	2,025,312
Sands China Ltd.	182,800	1,409,178
	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
Shimao Property Holdings Ltd.	744,500	$1,626,358
Tencent Holdings Ltd.	41,700	2,919,183
Want Want China Holdings Ltd.	892,000	1,204,070
WuXi PharmaTech Cayman, Inc., ADR*	68,242	2,381,646
Total Cayman Islands common stocks		24,132,962
Chile—1.17%
Banco Santander Chile, ADR	38,972	759,174
Cia Cervecerias Unidas SA	67,653	724,131
Enersis SA, ADR	207,895	2,758,767
Inversiones Aguas Metropolitanas SA (IAM), ADR[4]	9,800	315,175
Total Chile common stocks		4,557,247
China—5.03%
Angang Steel Co. Ltd., Class H*,1	2,476,000	1,575,445
Bank of China Ltd., Class H	8,218,000	3,482,473
China Bluechemical Ltd., Class H	1,294,000	710,018
China Communications Construction Co. Ltd., Class H	1,730,000	1,261,212
China Construction Bank Corp., Class H	2,951,000	2,048,725
China Merchants Bank Co. Ltd., Class H	945,855	1,671,492
China Shenhua Energy Co. Ltd., Class H	448,000	1,156,959
Huaneng Power International, Inc., Class H	1,732,000	1,610,686
Industrial & Commercial Bank of China Ltd., Class H	3,256,000	2,017,229
Jiangsu Expressway Co. Ltd., Class H1	1,242,000	1,567,737
Ping An Insurance (Group) Co. of China Ltd., Class H	288,500	2,337,341
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H1	65,000	199,677
Total China common stocks		19,638,994
Colombia—0.09%
Bancolombia SA, ADR[1]	8,300	364,702
Hong Kong—3.88%
Beijing Enterprises Holdings Ltd.	170,500	1,449,419
China Mobile Ltd.	704,000	6,714,650
China Overseas Land & Investment Ltd.[1]	146,000	393,970
China Power International Development Ltd.[1]	3,988,000	1,340,668
China Resources Power Holdings Co. Ltd.	826,000	1,959,726
China Unicom (Hong Kong) Ltd.	1,010,000	1,329,529
CNOOC Ltd.	886,000	1,392,257
Lenovo Group Ltd.	428,000	554,584
Total Hong Kong common stocks		15,134,803

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
India—6.36%
Axis Bank Ltd.	70,795	$1,268,841
Cairn India Ltd.	121,453	628,733
GAIL India Ltd.	58,985	337,313
HCL Technologies Ltd.	104,629	2,441,761
HDFC Bank Ltd.	115,307	1,156,659
Housing Development Finance Corp.	82,647	1,066,411
ICICI Bank Ltd., ADR	55,589	1,788,298
ITC Ltd.	339,355	1,760,822
Larsen & Toubro Ltd.	124,275	1,955,514
Lupin Ltd.	82,162	1,156,471
Reliance Industries Ltd., GDR[4]	89,053	2,342,094
Rural Electrification Corp. Ltd.	184,763	530,064
Sesa Sterlite Ltd., ADR	74,490	899,839
Sun Pharmaceutical Industries Ltd.	132,555	1,245,473
Tata Consultancy Services Ltd.	69,306	2,478,944
Tata Motors Ltd., ADR	116,136	3,234,387
Zee Entertainment Enterprises Ltd.	123,494	525,177
Total India common stocks		24,816,801
Indonesia—2.68%
PT Astra International Tbk	2,332,300	1,227,275
PT Bank Mandiri (Persero) Tbk	2,231,500	1,590,012
PT Bank Negara Indonesia (Persero) Tbk	5,246,500	1,873,443
PT Bank Rakyat Indonesia (Persero) Tbk	2,769,400	1,888,227
PT Indofood Sukses Makmur Tbk	3,250,500	1,856,858
PT Kalbe Farma Tbk	5,267,100	606,083
PT Perusahaan Gas Negara	3,593,100	1,403,693
Total Indonesia common stocks		10,445,591
Kazakhstan—0.17%
KazMunaiGas Exploration Production, GDR[5]	19,121	276,681
KazMunaiGas Exploration Production, GDR[6]	26,604	384,960
Total Kazakhstan common stocks		661,641
Malaysia—2.49%
AMMB Holdings Berhad	1,260,400	2,760,715
Genting Malaysia Berhad	786,500	1,024,694
IJM Corp. Berhad	905,400	1,598,958
IOI Corp. Berhad	1,145,800	1,438,028
Malayan Banking Berhad	240,393	691,763
Malaysia Building Society	1,251,700	804,170
YTL Power International Berhad*	2,545,500	1,422,407
Total Malaysia common stocks		9,740,735
Mexico—4.26%
America Movil SA de C.V., ADR, Series L1	61,100	1,298,986
Compartamos SAB de CV1	278,800	503,441
Fibra Uno Administracion SA de C.V.[1]	1,042,500	3,364,311
Fomento Economico Mexicano SAB de C.V.[1]	291,800	2,639,378
	Number of shares	Value
Common stocks—(continued)
Mexico—(concluded)
Grupo Aeroportuario del Pacifico SA de C.V., ADR	9,400	$509,386
Grupo Aeroportuario del Pacifico SAB de C.V.	350,100	1,908,613
Grupo Comercial Chedraui SA de C.V.[1]	343,100	1,012,317
Grupo Financiero Banorte SAB de C.V., Series O	359,950	2,272,094
Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR	163,700	1,810,522
Grupo Lala SAB de C.V.	190,800	406,595
Kimberly-Clark de Mexico SA de C.V., Series A	278,500	715,304
Wal-Mart de Mexico SAB de C.V., Series V	86,900	207,861
Total Mexico common stocks		16,648,808
Netherlands—0.64%
Yandex N.V.*	68,342	2,511,568
Nigeria—0.21%
Guaranty Trust Bank PLC	4,917,014	839,151
Panama—0.10%
Copa Holdings SA, Class A	3,044	397,851
Philippines—1.38%
Alliance Global Group, Inc.	2,620,800	1,567,160
Metropolitan Bank & Trust Co.	846,370	1,419,332
Philippine Long Distance Telephone Co., ADR	35,200	2,097,216
SM Prime Holdings, Inc.	937,800	321,153
Total Philippines common stocks		5,404,861
Poland—0.49%
Powszechna Kasa Oszczednosci Bank Polski SA	147,109	1,904,203
Qatar—0.57%
Qatar National Bank	43,550	2,206,471
Romania—0.11%
Societatea Nationala de Gaze Naturale ROMGAZ SA*	42,742	418,872
Russia—4.14%
Gazprom, ADR	679,710	5,647,049
LUKOIL, ADR	34,082	1,942,326
Magnit OJSC, GDR[4]	21,153	1,008,672
Sberbank, ADR	445,123	4,816,231
Severstal OAO	53,685	435,922
Severstal OAO, GDR	41,933	340,496
Tatneft, ADR[6]	32,674	1,081,509
Tatneft, ADR[5]	26,545	878,640
Total Russia common stocks		16,150,845
South Africa—8.07%
African Rainbow Minerals Ltd.	127,452	2,506,944
Aspen Pharmacare Holdings Ltd.	31,174	703,607

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
South Africa—(concluded)
Barloworld Ltd.	193,727	$1,818,975
Bidvest Group Ltd.	98,505	2,190,753
Clicks Group Ltd.[1]	82,302	420,565
Discovery Ltd.	98,097	662,132
FirstRand Ltd.	116,340	325,834
Imperial Holdings Ltd.	100,812	1,673,925
Liberty Holdings Ltd.	142,761	1,464,291
Life Healthcare Group Holdings Pte. Ltd.[1]	132,840	424,289
Mediclinic International Ltd.	288,588	1,854,401
Mondi Ltd.	128,083	1,939,775
MTN Group Ltd.	276,401	4,912,607
Naspers Ltd., N Shares	27,142	2,774,095
Netcare Ltd.	907,959	1,818,124
Sasol Ltd.	33,361	1,601,112
Steinhoff International Holdings Ltd.[1]	506,987	2,089,727
Tiger Brands Ltd.[1]	22,111	529,319
Truworths International Ltd.	49,253	323,581
Vodacom Group Ltd.[1]	140,576	1,485,021
Total South Africa common stocks		31,519,077
South Korea—13.20%
E-Mart Co. Ltd.	9,476	2,301,826
Hanwha Corp.*	53,640	1,809,132
Hyundai Mobis	13,112	3,797,561
Hyundai Motor Co.	25,081	5,494,926
Kangwon Land, Inc.	36,660	1,159,379
KCC Corp.	3,838	1,746,257
Kia Motors Corp.	39,019	1,968,539
LG Display Co. Ltd.*	75,510	1,788,367
LG Uplus Corp.	148,120	1,515,312
LS Corp.*	23,977	1,883,931
NAVER Corp.	1,278	805,951
Samsung Card Co. Ltd.	53,380	1,738,023
Samsung Electronics Co. Ltd.	11,857	14,179,437
Shinhan Financial Group Co. Ltd.*	67,100	2,861,788
SK Holdings Co. Ltd	8,179	1,375,457
SK Hynix, Inc.*	96,460	3,411,044
SK Telecom Co. Ltd.	18,210	3,683,342
Total South Korea common stocks		51,520,272
Taiwan—8.02%
Advanced Semiconductor Engineering, Inc.	2,027,000	1,876,635
Asustek Computer, Inc.	19,000	176,846
AU Optronics Corp.*	4,124,000	1,226,413
Catcher Technology Co. Ltd.	303,000	2,020,167
Chong Hong Construction Co.	562,000	1,517,340
Innolux Corp.*	3,678,000	1,274,660
King Yuan Electronics Co. Ltd.	2,918,000	2,022,543
MediaTek, Inc.	179,000	2,366,185
Pegatron Corp.	1,145,000	1,506,007
President Chain Store Corp.	295,000	1,981,434
Quanta Computer, Inc.	365,000	903,540
	Number of shares	Value
Common stocks—(concluded)
Taiwan—(concluded)
Taiwan Mobile Co. Ltd.	568,000	$1,664,771
Taiwan Semiconductor Manufacturing Co. Ltd.	1,666,156	5,774,284
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	139,864	2,366,499
Uni-President Enterprises Corp.	1,743,980	2,878,092
United Microelectronics Corp.	4,259,000	1,736,072
Total Taiwan common stocks		31,291,488
Thailand—2.54%
Bangchak Petroleum PCL	1,034,200	838,075
Kasikornbank Public Co. Ltd.	21,900	112,784
Kasikornbank Public Co. Ltd., NVDR	113,800	586,065
PTT Exploration & Production PCL	321,800	1,491,530
PTT Global Chemical PCL	836,100	1,804,669
PTT Public Co. Ltd.[2]	263,800	2,205,659
Quality Houses PCL	14,980,500	1,161,771
Siam Commercial Bank PCL	377,500	1,703,953
Total Thailand common stocks		9,904,506
Turkey—3.25%
Coca-Cola Icecek A.S.	16,978	355,242
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,121,279	1,066,420
Eregli Demir ve Celik Fabrikalari TAS (Erdemir)	1,342,780	1,609,720
TAV Havalimanlari Holding A.S.	211,423	1,585,252
Tofas Turk Otomobil Fabrikasi A.S.	78,803	369,509
Tupras-Turkiye Petrol Rafinerileri A.S.	121,342	1,999,465
Turk Hava Yollari Anonim Ortakligi (THY)	470,325	1,402,278
Turk Telekomunikasyon A.S.	689,687	1,708,505
Turkcell Iletisim Hizmetleri A.S. (Turkcell)*	305,087	1,503,437
Turkiye Is Bankasi (Isbank), Class C	612,242	1,096,868
Total Turkey common stocks		12,696,696
United Arab Emirates—0.87%
Emaar Properties PJSC	781,608	1,702,386
First Gulf Bank PJSC	308,906	1,682,036
Total United Arab Emirates common stocks		3,384,422
United Kingdom—1.32%
SABMiller PLC	64,706	2,903,807
Unilever PLC	58,067	2,232,722
Total United Kingdom common stocks		5,136,529
United States—0.60%
Yum! Brands, Inc.	34,900	2,343,535
Total common stocks (cost—$355,349,412)		344,629,798

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Preferred stocks—4.64%
Brazil—4.40%
Braskem SA*	228,000	$1,755,409
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR[1]	29,253	1,119,512
Companhia Paranaense de Energia	122,300	1,410,384
Gerdau SA	283,900	2,017,563
Itau Unibanco Holding SA	223,120	2,799,575
Petroleo Brasileiro SA, ADR	224,500	1,367,513
Suzano Papel e Celulose SA	582,000	2,295,925
Vale SA, ADR	360,766	4,430,206
Total Brazil common stocks		17,196,087
South Korea—0.24%
Hyundai Motor Co.	7,667	934,782
Total preferred stocks (cost—$21,711,828)		18,130,869
Investment companies—4.93%
United States—4.93%
iPath MSCI India Index ETN*,1	89,629	4,855,203
iShares MSCI Emerging Markets Index Fund[1]	256,332	9,789,319
iShares MSCI India ETF	197,592	4,618,713
Total investment companies (cost—$19,753,860)		19,263,235
	Face amount	Value
Repurchase agreement—2.01%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $4,304,263 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $4,372,122 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$7,997,824); proceeds: $7,841,001 (cost—$7,841,000)	$7,841,000	$7,841,000
	Number of shares
Investment of cash collateral from securities loaned—7.94%
Money market fund—7.94%
UBS Private Money Market Fund LLC[7] (cost—$31,010,200)	31,010,200	31,010,200
Total investments (cost—$435,666,300)—107.80%		420,875,102
Liabilities in excess of other assets—(7.80)%		(30,469,640)
Net assets—100.00%		$390,405,462

For a listing of defined portfolio acronyms, currency type abbreviations and counterparty acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$22,117,976
Gross unrealized depreciation	(36,909,174)
Net unrealized depreciation	$(14,791,198)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$333,680,085	$10,948,376	$1,337	$344,629,798
Preferred stocks	18,130,869	—	—	18,130,869
Investment companies	19,263,235	—	—	19,263,235
Repurchase agreement	—	7,841,000	—	7,841,000
Investment of cash collateral from securities loaned	—	31,010,200	—	31,010,200

At January 31, 2014, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2014 (unaudited)

The following is a rollforward of the Portfolio's investment that was fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2014:

Common stocks
Beginning balance	$1,338
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(1)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$1,337

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2014, was $(1).

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2014.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Illiquid investment of January 31, 2014.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.94% of net assets as of January 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Security is traded on the Turquoise Exchange.

6  Security is traded on the over-the-counter ("OTC") market.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$34,204,798	$107,881,950	$111,076,548	$31,010,200	$1,347

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares gained 1.08% before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.07% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 0.47%, while the Lipper Global Real Estate Funds category posted a median return of 0.15%. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 174. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

CBRE Clarion

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by stock selection and asset allocation. Stock selection was positive in all major regions, led by our holdings in the US, Singapore, Japan and Australia. Favorable stock selection in the US was primarily due to our positions in the apartment, office and hotel sectors. These positives more than offset unfavorable stock selection in the healthcare sector. Asset allocation decisions in the Asia-Pacific region, specifically underweights to underperforming Hong Kong, Singapore and Australia, along with an overweight to outperforming Japan, contributed to performance. In the European region, an overweight to the UK, the strongest performing country during the period, also benefited performance. Additionally, a high conviction underweight of Canada, which was one of the worst performing countries in the benchmark, was additive for our relative results.

Our positioning emphasizes property types that can more quickly benefit from improving economic conditions and/or property types that have shares which outperform in anticipation of this improvement. In the US, we remain overweight the lodging sector given that the sector's cash flows respond most quickly to improving demand. Our office investments are concentrated in coastal central business district markets, with a bias toward the west coast and midtown Manhattan. Within the west coast markets, we favor San Francisco, Seattle, San Diego and west Los Angeles. We are underweight the Washington DC market, which is beset by continued soft demand from the government sector. Retail holdings are primarily focused on higher quality regional mall companies that continue to generate strong growth, despite decelerating retail sales, which have weighed on their shares. We remain cautious on healthcare and net lease property types, which generally generate slower "bond-like" earnings growth. Overall,

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

CBRE Clarion Securities, LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield")

Portfolio Managers:

CBRE Clarion: T. Ritson Ferguson, Steven D. Burton & Joseph P. Smith;

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

CBRE Clarion (formerly, ING Clarion Real Estate Securities) uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

(continued on next page)

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-Advisors' comments – concluded

we are positive on US real estate investment trusts ("REITs"), which offer an attractive combination of yield and growth in an improving macro-economic environment.

Other notable positions include an overweight in major Tokyo-based real estate companies, as we expect Tokyo office stocks to outperform. Additionally, our European investments marginally favor the UK over the Continent. European positions are made with the belief that much of the poor macro-economic news is reflected in the valuation of property stocks and that the "tail risks" of a eurozone collapse have diminished.

Derivatives were not used during the reporting period.

Brookfield

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven both by stock selection and regional allocation. Significant contributors by region included stock selection within North America, as well as an overweight exposure to the outperforming Europe region. Stock selection within the Asia Pacific region was another strong contributor. However, stock selection within the Europe region modestly detracted from performance.

By country, stock selection in the US was the largest contributor to our results, followed by the UK, Hong Kong and Japan. Additionally, an overweight to Austria and an underweight to Singapore contributed to performance. Our portion of the Portfolio's lone Austrian position, residential company Conwert Immobilien Invest SE, was a standout performer. However, these gains were partially offset by our overweight exposure to underperforming Norway, driven by an overweight in diversified company Norwegian Property ASA. An underweight to the outperforming UK negatively impacted results. Elsewhere, stock selection in Singapore also detracted modestly from performance.

From a security perspective, top contributors included overweight exposures to UK-based Safestore Holdings Plc (diversified) and Japan Logistics Fund, Inc. (industrials). Conversely, an overweight exposure to Goodman Group, an Australian industrial company, was a leading detractor from performance. Additionally, a lack of exposure to UK diversified companies British Land Company PLC and Land Securities Group PLC were two of the leading detractors from our performance during the reporting period.

Derivatives were not used during the reporting period.

Investment process (concluded)

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	0.96%	0.65%	16.35%	(1.70)%
Class C3	0.50%	(0.11)%	15.48%	(2.47)%
Class Y4	1.06%	0.91%	16.68%	13.74%
Class P5	1.08%	0.92%	16.61%	(2.12)%
After deducting maximum sales charge or PACE Select program fee
Class A2	(4.60)%	(4.87)%	15.01%	(2.47)%
Class C3	(0.49)%	(1.10)%	15.48%	(2.47)%
Class P5	0.07%	(1.08)%	14.30%	(4.06)%
FTSE EPRA/NAREIT Developed Index[6]	0.47%	0.94%	19.24%	0.30%
Lipper Global Real Estate Funds median	0.15%	(0.20)%	17.75%	(0.58)%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (1.89)%; 5-year period, 11.85%; since inception, (2.46)%; Class C—1-year period, 1.88%; 5-year period, 12.22%; since inception, (2.46)%; Class Y—1-year period, 4.07%; 5-year period, 13.44%; since inception, 14.05%; Class P—1-year period, 1.88%; 5-year period, 11.18%; since inception, (4.04)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—1.56% and 1.45%; Class C—2.27% and 2.20%; Class Y—1.39% and 1.20%; and Class P—1.52% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Net assets (mm)	$129.5
Number of holdings	126
Portfolio composition[1]	01/31/14
Common stocks	97.1%
Cash equivalents and other assets less liabilities	2.9
100.0%
Top five countries (equity investments)[1]	01/31/14
United States	49.6%
Japan	11.4
Australia	7.5
United Kingdom	5.4
Hong Kong	4.9
Total	78.8%
Top ten equity holdings[1]	01/31/14
Simon Property Group, Inc.	5.9%
Equity Residential	4.0
Mitsubishi Estate Co. Ltd.	3.6
Sun Hung Kai Properties Ltd.	2.8
Unibail Rodamco	2.7
Host Hotels & Resorts, Inc.	2.3
AvalonBay Communities, Inc.	2.2
SL Green Realty Corp.	2.0
Ventas, Inc.	2.0
Liberty Property Trust	2.0
Total	29.5%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2014

Common stocks

Apartments	11.82%
Commercial services	1.16
Diversified	21.71
Diversified operations	0.75
Health care	4.92
Hotels	3.07
Hotels & motels	1.29
Office property	11.56
Real estate management/service	6.49
Real estate operations/development	12.70
Regional malls	8.84
Shopping centers	8.08
Single tenant	0.26
Storage	0.63
Storage/warehousing	0.70
Warehouse/industrial	3.12
Total common stocks	97.10
Repurchase agreement	2.64
Investment of cash collateral from securities loaned	4.86
Liabilities in excess of other assets	(4.60)
Net assets	100.00%

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—97.10%
Australia—7.45%
Dexus Property Group[1]	2,619,364	$2,280,875
Federation Centres[1]	172,800	343,283
Goodman Group	453,546	1,853,621
Investa Office Fund	118,550	321,622
Mirvac Group	1,344,221	1,964,580
Stockland	139,600	443,481
Westfield Group	46,536	415,405
Westfield Retail Trust	766,435	2,025,652
Total Australia common stocks		9,648,519
Austria—0.73%
Conwert Immobilien Invest SE*,1	72,589	940,924
Bermuda—1.56%
Hongkong Land Holdings Ltd.	335,800	2,021,516
Canada—0.93%
Boardwalk Real Estate Investment Trust	5,900	309,899
Calloway Real Estate Investment Trust	11,200	249,895
Canadian Real Estate Investment Trust	3,300	125,985
Cominar Real Estate Investment Trust[2,3]	5,731	95,607
RioCan Real Estate Investment Trust[2,3,4]	2,200	48,948
RioCan Real Estate Investment Trust[5]	16,700	371,561
Total Canada common stocks		1,201,895
Cayman Islands—0.12%
Country Garden Holdings Co. Ltd.	280,293	153,797
France—4.09%
Fonciere des Regions	2,634	215,991
Gecina SA	2,300	280,794
ICADE	3,036	266,562
Klepierre	20,449	887,510
Mercialys SA	6,650	136,237
Unibail Rodamco	14,552	3,507,215
Total France common stocks		5,294,309
Germany—2.56%
Alstria Office REIT-AG*	96,000	1,245,940
DIC Asset AG	71,590	644,301
LEG Immobilien AG*	23,900	1,422,966
Total Germany common stocks		3,313,207
Hong Kong—4.93%
China Overseas Land & Investment Ltd.[1]	166,000	447,938
New World Development Co. Ltd.	246,000	307,350
Sino Land Co. Ltd.	98,100	130,399
Sun Hung Kai Properties Ltd.	300,030	3,663,521
Swire Properties Ltd.	121,000	312,482
The Link REIT	121,300	548,395
Wharf (Holdings) Ltd.	142,170	970,531
Total Hong Kong common stocks		6,380,616
Italy—0.52%
Beni Stabili SpA	917,587	680,652
Japan—11.39%
Activia Properties, Inc.	33	276,157
GLP J-Reit[1]	687	714,771
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Hulic Co. Ltd.[1]	19,700	$253,167
Japan Logistics Fund, Inc.[1]	470	1,045,620
Japan Real Estate Investment Corp.	174	900,910
Japan Retail Fund Investment Corp.	470	946,256
Kenedix Realty Investment Corp.	59	295,087
Mitsubishi Estate Co. Ltd.	184,689	4,600,504
Mitsui Fudosan Co. Ltd.	74,900	2,411,139
Nippon Building Fund, Inc.[1]	56	319,546
Nippon Prologis REIT, Inc.	42	425,467
Orix JREIT, Inc.	105	139,767
Sumitomo Realty & Development Co. Ltd.	34,900	1,568,570
Tokyo Tatemono Co. Ltd.[1]	39,300	373,114
United Urban Investment Corp.[1]	319	477,392
Total Japan common stocks		14,747,467
Jersey—0.89%
Atrium European Real Estate Ltd.*	206,100	1,158,010
Netherlands—2.29%
Corio N.V.	45,380	1,930,986
Eurocommercial Properties N.V.	6,561	269,889
Nieuwe Steen Investments N.V.	78,820	467,633
Vastned Retail NV	6,200	296,849
Total Netherlands common stocks		2,965,357
Norway—0.91%
Norwegian Property ASA	1,017,814	1,175,501
Singapore—2.92%
CapitaCommercial Trust[1]	1,189,200	1,322,627
CapitaMalls Asia Ltd.	229,000	315,677
Global Logistic Properties Ltd.	393,000	864,954
Keppel Land Ltd.	449,400	1,112,280
Suntec Real Estate Investment Trust	136,000	171,498
Total Singapore common stocks		3,787,036
Sweden—0.50%
Castellum AB	23,536	375,777
Fabege AB	5,300	67,267
Hufvudstaden AB, Class A	15,647	209,816
Total Sweden common stocks		652,860
Switzerland—0.31%
PSP Swiss Property AG*	4,744	408,654
United Kingdom—5.44%
British Land Co. PLC	79,704	860,181
Derwent London PLC	17,626	721,486
Great Portland Estates PLC	62,141	617,518
Hammerson PLC	258,614	2,234,086
Land Securities Group PLC	96,461	1,631,707
Safestore Holdings PLC	289,426	913,511
Unite Group PLC	9,700	65,346
Total United Kingdom common stocks		7,043,835

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—49.56%
American Homes 4 Rent, Class A	7,800	$130,104
AvalonBay Communities, Inc.	22,700	2,803,450
BioMed Realty Trust, Inc.	28,300	552,133
Boston Properties, Inc.	9,400	1,016,046
Brandywine Realty Trust	28,000	399,000
BRE Properties, Inc.	12,000	709,200
Brixmor Property Group, Inc.	46,000	951,280
Camden Property Trust	16,000	989,120
CBL & Associates Properties, Inc.	58,800	999,012
Corporate Office Properties Trust	25,600	636,160
DDR Corp.	46,200	723,954
Douglas Emmett, Inc.	72,800	1,851,304
Duke Realty Corp.	44,900	705,379
DuPont Fabros Technology, Inc.	31,700	823,883
Equity Residential	94,200	5,216,796
Essex Property Trust, Inc.	11,870	1,879,852
Extended Stay America, Inc.*	2,800	71,260
Federal Realty Investment Trust	1,000	109,000
General Growth Properties, Inc.	62,196	1,252,627
HCP, Inc.	32,600	1,276,290
Health Care REIT, Inc.	25,000	1,448,000
Healthcare Realty Trust, Inc.	17,900	410,268
Healthcare Trust of America, Inc., Class A	18,900	202,797
Highwoods Properties, Inc.	60,100	2,232,114
Hilton Worldwide Holdings, Inc.*	23,900	517,435
Host Hotels & Resorts, Inc.	163,883	3,013,808
Hyatt Hotels Corp., Class A*	13,100	626,049
Iron Mountain, Inc.	57,100	1,508,011
Kilroy Realty Corp.	17,900	945,120
Kimco Realty Corp.	35,300	738,123
Lexington Realty Trust	35,700	385,917
Liberty Property Trust	69,300	2,522,520
Mack-Cali Realty Corp.	46,500	940,695
Mid-America Apartment Communities, Inc.	24,400	1,574,776
Pebblebrook Hotel Trust	10,000	301,300
Post Properties, Inc.	14,100	661,713
ProLogis, Inc.	43,791	1,697,339
Public Storage, Inc.	5,200	819,468
Ramco-Gershenson Properties Trust	12,300	196,431
Senior Housing Properties Trust	20,400	459,408
Simon Property Group, Inc.	48,982	7,584,373
SL Green Realty Corp.	27,600	2,588,052
Spirit Realty Capital, Inc.	31,800	337,080
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Starwood Hotels & Resorts Worldwide, Inc.	6,100	$455,731
Strategic Hotels & Resorts, Inc.*	38,700	360,297
Sunstone Hotel Investors, Inc.	23,200	297,656
Tanger Factory Outlet Centers, Inc.	7,900	263,702
Taubman Centers, Inc.	6,720	436,934
The Macerich Co.	16,126	912,732
UDR, Inc.	42,300	1,029,582
Ventas, Inc.	41,236	2,572,714
Vornado Realty Trust	16,891	1,551,101
Weyerhaeuser Co.	50,200	1,499,976
Total United States common stocks		64,187,072
Total common stocks (cost—$118,367,517)		125,761,227
	Face amount
Repurchase agreement—2.64%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $1,876,288 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $1,905,868 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$3,486,362); proceeds: $3,418,000 (cost—$3,418,000)	$3,418,000	3,418,000
	Number of shares
Investment of cash collateral from securities loaned—4.86%
Money market fund—4.86%
UBS Private Money Market Fund LLC[6] (cost—$6,293,259)	6,293,259	6,293,259
Total investments (cost—$128,078,776)—104.60%		135,472,486
Liabilities in excess of other assets—(4.60)%		(5,962,847)
Net assets—100.00%		$129,509,639

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2014 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow please refer to page 212.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$10,924,766
Gross unrealized depreciation	(3,531,056)
Net unrealized appreciation	$7,393,710

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$125,616,672	$144,555	$—	$125,761,227
Repurchase agreement	—	3,418,000	—	3,418,000
Investment of cash collateral from securities loaned	—	6,293,259	—	6,293,259

At January 31, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2014:

Rights
Beginning balance	$0
Purchases	—
Sales	0
Accrued discounts/(premiums)	—
Total realized gain/(loss)	0
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$—

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2014.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.11% of net assets as of January 31, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the over-the-counter ("OTC") market.

5  Security is traded on the Toronto Stock Exchange.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2014 (unaudited)

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2014. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/13	Purchases during the six months ended 01/31/14	Sales during the six months ended 01/31/14	Value at 01/31/14	Net income earned from affiliate for the six months ended 01/31/14
UBS Private Money Market Fund LLC	$3,476,030	$34,748,232	$31,931,003	$6,293,259	$270

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2014, the Portfolio's Class P shares returned 2.89% before the deduction of the maximum PACE Select program fee. (Class P shares returned 1.86% after the deduction of the maximum PACE Select program fee, for the same six-month period.) In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.02%, the Barclays Global Aggregate Index gained 2.14%, the MSCI World Free Index (net) increased by 6.88% and the HFRI Fund of Funds Composite Index (net) returned 3.45%, while the Lipper Absolute Return Funds category posted a median return of 1.54%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 185. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments2

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.3 Our process is based on the premise that investor behavior changes, albeit slowly, and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity) to help us identify potential investment opportunities.

Overall, characteristic positioning was favorable, as our overweight to the valuation category (predicted earnings-to-price and sales-to-price), technical category (share price momentum) and growth category (profit growth) all added value. However, not all positioning helped, as an underweight position to the risk category (the volatility of analyst earnings estimates) detracted from performance, as investors rewarded riskier companies during the reporting period.

1  Effective on or about March 31, 2014, after the reporting period already had ended, a separate sleeve (the "Sleeve") will be added to PACE Alternative Strategies Investments, enabling UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to opportunistically invest in pooled investment vehicles, including exchange-traded funds ("ETFs") and index futures, primarily for cash and risk management purposes. The separately managed Sleeve will range from 0% to 15% of the Portfolio's total assets.

2  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments1

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments")

Portfolio Managers:

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Ed Peters

Standard Life Investments: Guy Stern

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

An emphasis on low beta stocks detracted from performance, as low beta securities underperformed high beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.) Despite this emphasis, stock selection was strong.

During the reporting period, the strategy experienced positive results in North America and Japan, yet struggled in Europe. Within North America, stock selection was strong in both the US and Canada. However, within Europe, underweight positions to France, Finland and Germany negatively impacted relative results, as these countries performed well during the reporting period.

Top performing equities in our portion of the Portfolio included long positions in US-based companies Valero Energy, Tyson Foods and Micron Technology. Our worst performing stocks were long positions in US-based Best Buy, UK-based Centrica and Australian financial services company Westfield Group.

Derivative securities were not used during the reporting period.

First Quadrant (Global Macro)

During the reporting period, positive performance from currency selection and volatility alpha (which seeks to profit from the difference between prices of options) was more than offset by losses from stock selection within countries, bond selection within countries and market contagion. Elsewhere, we received a very small contribution from global asset class selection.

Currency selection performance was the result of gains from an underweight to the Canadian dollar and overweights to the euro, yen and British pound. These positives were partially offset by losses from overweights to the Australian dollar and Norwegian krone, coupled with underweights to the New Zealand dollar and Swiss franc. Positive performance was attributable to the majority of our global multi-asset currency factors.

Volatility alpha gains were the result of relatively modest volatility across markets that prevailed for most of the reporting period. However, there were some short-lived setbacks due to sharp market reversals related predominantly to the Federal Reserve Board's asset purchase taper and global growth concerns. Our expansion into additional markets during the reporting period was also beneficial, with gains in most markets.

Investment process (continued)

markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives. First Quadrant presently manages two separate portions of the Fund's assets, using the aforementioned strategies and investments. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion are not expected to be closely correlated with those of global equity markets. With respect to the second portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of risk, which is expected to result in returns more closely correlated with those of global equity markets.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Country stock selection faced difficulty in most markets, largely from weakness in various risk and sentiment factors during the reporting period. Bond country selection had the greatest difficulty, due to Canadian and Japanese underweights. Both markets did well on a relative basis, as their central banks positively impacted their performance.

As a general rule, derivatives are the primary instrument used to implement all of the sleeves in our portfolio. Specifically, we used futures to implement stock and bond country selection, global asset class selection and market contagion strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). The volatility management sleeve was implemented using options on futures and indices. Options were used to exploit structural characteristics of options pricing. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost. We find that both attributes positively contribute to portfolio performance.

First Quadrant (Equitized Global Macro)

During the reporting period, positive performance from currency selection and volatility alpha (which seeks to profit from the difference between prices of options) was more than offset by losses from stock country selection, bond selection within countries and market contagion. Elsewhere, we received a very small contribution from global asset class selection. The underlying benchmark was slightly up over the reporting period and our benchmark replication produced almost identical returns to the benchmark.

Currency selection performance was the result of gains from an underweight to the Canadian dollar and overweights to the euro, yen and British pound. These positives were partially offset by losses from overweights to the Australian dollar and Norwegian krone, coupled with underweights to the New Zealand dollar and Swiss franc. Positive performance was attributable to the majority of our global multi-asset currency factors.

Volatility alpha gains were the result of relatively modest volatility across markets that prevailed for most of the reporting period. However, there were some short-lived setbacks due to sharp market reversals related predominantly to the Federal Reserve Board's asset purchase taper and global growth concerns. Our expansion into additional markets during the reporting period was also beneficial, with gains in most markets.

Country stock selection had difficulty in most markets, largely from weakness in various risk and sentiment factors during the reporting period. Bond country selection faced the greatest difficulty, due to Canadian and Japanese underweights. Both markets performed well on a relative basis as their central banks positively impacted their performance.

As a general rule, derivatives are the primary instrument used to implement all of the sleeves in our portfolio. Specifically, we used futures to implement stock and bond country selection, global asset class selection and market contagion strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). The volatility management sleeve was implemented using options on futures and indices. Options were used to exploit structural characteristics of options pricing. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost. We find both attributes to be positive contributors towards portfolio performance.

Investment process (concluded)

positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

Standard Life Investments

At the beginning of the reporting period, markets were still challenged following a slide that began in late May 2013. Equities were weak as investors displayed a high degree of risk aversion. Improved data saw markets rebound in September, although our currency positions were down, especially the US dollar. The US dollar weakened due to the continuation of quantitative easing ("QE") by the Federal Reserve Board (the "Fed"). Our currency positions are typically implemented using forward contracts. As the markets anticipated a tapering of QE later on in 2013, the US dollar strengthened. The announcement of QE tapering in December 2013 was seen as a sign of entrenched growth, rather than as a sudden removal of "life support" for the US economy. When the Fed announced the tapering of QE, government bond yields surged higher and their prices declined, given the partial removal of Fed asset purchases and investors' desire to be compensated in line with higher expectations of growth.

As the new year began, markets took stock of the impressive performance realized during 2013. Worries turned to China, where the leadership is trying to stay the course to reshape its economy from one that is focused on spending on infrastructure to one driven by internal demand. Coupled with the increased attractiveness of developed government bond yields, we saw large flows out of emerging market assets. Developed markets saw a gentler pullback, although our risk assets were still up for the period, with good performances from global equities and high yield bonds, the latter of which uses credit default swap contracts. However, as investors sold off assets denominated in emerging market currencies, emerging market and commodity-linked currencies fell dramatically. This was reflected in a significant loss in our Indian rupee versus Singapore dollar position. However, this negative was offset by gains from our long US dollar versus Canadian dollar strategy. Both currency strategies were implemented with forward contracts.

As the focus returns to the fundamentals of various specific markets, rather than broader concerns about political risk and central bank action, we saw the differentiated performance of individual markets reflected in our Germany/France equity strategy, which was profitable (implemented using futures contracts). Diminishing worries about the breakup of the eurozone negatively impacted our short position to the euro, which was implemented using forward contracts. However, we believe that the euro's strength is a headwind for growth in the region and that actions by the European Central Bank to weaken the currency are a possibility.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14	6 months	1 year	5 years	Since inception[1]
Before deducting maximum sales charge or PACE Select program fee
Class A2	2.80%	6.45%	5.67%	1.34%
Class C3	2.42%	5.73%	4.91%	0.66%
Class Y4	2.91%	6.74%	5.91%	0.78%
Class P5	2.89%	6.73%	5.91%	1.60%
After deducting maximum sales charge or PACE Select program fee
Class A2	(2.82)%	0.63%	4.48%	0.61%
Class C3	1.42%	4.73%	4.91%	0.66%
Class P5	1.86%	4.62%	3.81%	(0.42)%
Citigroup Three-Month US Treasury Bill Index[6]	0.02%	0.05%	0.10%	1.32%
Barclays Global Aggregate Index[7,10]	2.14%	(0.67)%	4.82%	5.11%
MSCI World Free Index (net)[8,10]	6.88%	16.07%	16.27%	4.15%
HFRI Fund of Funds Composite Index (net) [9,10]	3.45%	5.77%	4.54%	1.55%
Lipper Absolute Return Funds median	1.54%	2.66%	3.46%	0.77%

Average annual total returns for periods ended December 31, 2013, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 3.49%; 5-year period, 4.36%; since inception, 0.77%; Class C—1-year period, 7.69%; 5-year period, 4.79%; since inception, 0.83%; Class Y—1-year period, 9.86%; 5-year period, 5.79%; since inception, 1.01%; Class P—1-year period, 7.57%; 5-year period, 3.72%; since inception, (0.25)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2013 prospectuses, were as follows: Class A—2.01% and 1.96%; Class C—2.72% and 2.71%; Class Y—1.77% and 1.71%; and Class P—1.74% and 1.71%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2014 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

10  The PACE Alternative Strategies Investments' secondary indexes have been changed to include the MSCI World Free Index (net), and HFRI Fund of Funds Index along with the Barclays Global Aggregate Index, a current secondary index, to better reflect the fund's flexible investment approach.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Net assets (mm)	$621.2
Number of holdings	514
Portfolio composition[1]	01/31/14
Common stocks and preferred stocks	30.8%
Bonds and notes	6.4
ADRs	0.1
Investments sold short	(4.3)
Options, futures, swaps and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	66.7
Total	100.0%
Top five countries (long holdings)[1]	01/31/14
United States	13.4%
Japan	4.9
United Kingdom	3.7
Mexico	2.3
France	1.8
Total	26.1%
Top five equity sectors (long holdings)[1]	01/31/14
Financials	6.5%
Consumer discretionary	5.9
Information technology	4.3
Energy	3.7
Industrials	3.0
Total	23.4%
Top five countries (short holdings)[1]	01/31/14
Japan	(1.9)%
Australia	(0.7)
United States	(0.5)
United Kingdom	(0.4)
Jersey	(0.3)
Total	(3.8)%
Top five equity sectors (short holdings)[1]	01/31/14
Materials	(1.5)%
Financials	(1.1)
Information technology	(0.6)
Energy	(0.4)
Industrials	(0.4)
Total	(4.0)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 212.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	01/31/14
British Sky Broadcasting Group PLC	0.4%
Exxon Mobil Corp.	0.4
Sekisui House Ltd.	0.4
Centrica PLC	0.4
Aetna, Inc.	0.4
Tyson Foods, Inc., Class A	0.4
DIRECTV	0.4
Cigna Corp.	0.4
Rogers Communications, Inc., Class B	0.4
Google, Inc., Class A	0.4
Total	4.0%

Top ten equity holdings (short holdings)[1,2]	01/31/14
Antofagasta PLC	(0.3)%
Tokyu Fudosan Holdings Corp.	(0.3)
Glencore Xstrata PLC	(0.3)
ArcelorMittal	(0.3)
Macquarie Group Ltd.	(0.3)
Advantest Corp.	(0.3)
The Dai-ichi Life Insurance Co. Ltd.	(0.3)
Hitachi Construction Machinery Co. Ltd	(0.2)
Cobalt International Energy, Inc.	(0.2)
Nintendo Co. Ltd.	(0.2)
Total	(2.7)%
Top ten long-term fixed income holdings (long holdings)[1,2]	01/31/14
Mexican Bonos, 6.500%, due 06/10/21	0.5%
Mexican Bonos, 10.000%, due 12/05/24	0.5
Mexican Bonos, 8.500%, due 05/31/29	0.5
Mexican Bonos, 7.500%, due 06/03/27	0.5
Bundesrepublik Deutschland, 1.500%, due 02/15/23	0.2
Volkswagen Leasing GmbH, 3.250%, due 05/10/18	0.1
Rabobank Nederland, 4.125%, due 01/14/20	0.1
Electricite de France, 6.250%, due 01/25/21	0.1
Royal Bank of Scotland PLC, 4.875%, due 01/20/17	0.1
Enel SpA, 5.250%, due 06/20/17	0.1
Total	2.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2014

Common stocks

Air freight & logistics	0.13%
Airlines	0.62
Auto components	0.41
Automobiles	0.66
Biotechnology	0.56
Building products	0.13
Capital markets	0.50
Chemicals	0.43
Commercial banks	1.84
Commercial services & supplies	0.14
Computers & peripherals	0.38
Construction & engineering	0.17
Consumer finance	0.43
Containers & packaging	0.10
Diversified telecommunication services	0.31
Electrical equipment	0.13
Electronic equipment, instruments & components	0.94
Energy equipment & services	0.26
Food & staples retailing	0.90
Food products	0.66
Health care equipment & supplies	0.39
Health care providers & services	0.91
Hotels, restaurants & leisure	0.61
Household durables	0.43
Independent power producers & energy traders	0.19
Industrial conglomerates	0.21
Insurance	0.03
Internet & catalog retail	0.36
Internet software & services	1.23
IT services	0.64
Leisure equipment & products	0.34
Life sciences tools & services	0.14
Machinery	0.36
Media	1.89
Metals & mining	0.51
Multi-utilities	0.39
Multiline retail	0.09
Office electronics	0.22
Oil, gas & consumable fuels	3.41
Personal products	0.14
Pharmaceuticals	0.99

Common stocks—(concluded)

Professional services	0.37%
Real estate investment trusts	2.91
Real estate management & development	0.84
Road & rail	0.49
Semiconductors & semiconductor equipment	0.28
Software	0.63
Specialty retail	0.77
Textiles, apparel & luxury goods	0.32
Trading companies & distributors	0.14
Transportation infrastructure	0.16
Water utilities	0.18
Wireless telecommunication services	0.62
Total common stocks	30.89

Corporate notes

Apparel	0.02
Auto manufacturers	0.18
Auto parts & equipment	0.03
Banking non-US	0.70
Beverages	0.05
Building materials	0.01
Building societies	0.08
Chemicals	0.04
Commercial services	0.08
Diversified banking institution	0.60
Diversified financial services	0.01
Diversified operations	0.07
Electric-generation	0.13
Electric-integrated	0.30
Energy-alternate sources	0.02
Engineering & construction	0.09
Finance-auto loans	0.08
Finance-consumer loans	0.07
Food-retail	0.07
Gas-distribution	0.07
Insurance	0.26
Investment companies	0.02
Machinery-general	0.05
Media	0.02
Medical	0.05
Mining	0.06
Money center banks	0.09

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2014

Corporate notes—(concluded)

Multimedia	0.02%
Oil & gas	0.12
Paper & forest products	0.02
REITS-diversified	0.07
REITS-shopping centers	0.03
Retail-discount	0.02
Satellite telecommunications	0.03
Software	0.02
Steel-producers	0.03
Telecommunications	0.35
Tobacco	0.08
Transportation	0.04
Water	0.02
Total corporate notes	4.10
Non-US government obligations	2.30
Time deposits	17.44
Short-term US government obligations	33.80
Repurchase agreement	10.11

Options purchased

Call options purchased	0.61
Put options purchased	1.00
Total options purchased	1.61

Investments sold short
Common stocks

Capital markets	(0.35)%
Commercial banks	(0.01)
Communications equipment	(0.06)
Consumer finance	(0.07)
Diversified financial services	(0.14)
Electric utilities	(0.01)
Electronic equipment, instruments & components	(0.00)[1]
Food products	(0.05)
Health care providers & services	(0.02)
Household durables	(0.14)
Insurance	(0.25)
Leisure equipment & products	(0.04)
Machinery	(0.40)
Media	(0.01)
Metals & mining	(1.45)
Oil, gas & consumable fuels	(0.43)
Real estate management & development	(0.27)
Semiconductors & semiconductor equipment	(0.34)
Software	(0.20)
Transportation infrastructure	(0.02)
Total investments sold short	(4.26)
Other assets in excess of liabilities	4.01
Net assets	100.00%

1  Weighting represents less than 0.005% of the Portfolio's net assets as of January 31, 2014.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—30.89%
Australia—0.81%
Dexus Property Group	1,000,970	$871,619
Federation Centres Ltd.	400,850	796,325
GPT Group	30,815	97,354
Mirvac Group	180,956	264,467
Santos Ltd.	62,260	726,855
Westfield Group	251,186	2,242,220
Total Australia common stocks		4,998,840
Austria—0.13%
Oesterreichische Post AG	18,032	831,614
Bermuda—0.28%
Hongkong Land Holdings Ltd.	38,000	228,760
Lazard Ltd., Class A	22,911	979,674
Yue Yuen Industrial Holdings Ltd.	178,500	551,792
Total Bermuda common stocks		1,760,226
Canada—1.63%
Africa Oil Corp.*	51,684	377,094
Alimentation Couche Tard, Inc., Class B	19,931	1,470,465
Bell Aliant, Inc.	13,000	299,861
Canadian Tire Corp. Ltd., Class A	6,600	563,378
CGI Group, Inc., Class A*	1,000	30,680
Empire Co. Ltd.	9,000	574,464
First Quantum Minerals Ltd.	38,761	693,609
Husky Energy, Inc.	33,900	1,007,184
Industrial Alliance Insurance & Financial Services, Inc.	4,500	179,111
Magna International, Inc.	12,900	1,095,704
Metro, Inc.	1,600	91,956
National Bank of Canada	16,100	1,206,181
Open Text Corp.	100	9,909
RioCan Real Estate Investment Trust	10,400	231,391
Rogers Communications, Inc., Class B	54,600	2,296,754
Total Canada common stocks		10,127,741
Cayman Islands—0.50%
51job, Inc., ADR*	8,396	612,992
China Mengniu Dairy Co. Ltd.	252,000	1,160,385
China Metal Recycling Holdings Ltd.*,1,2	352,200	0
Herbalife Ltd.[3]	1,639	105,502
MGM China Holdings Ltd.	83,200	328,994
Sands China Ltd.	116,400	897,311
Total Cayman Islands common stocks		3,105,184
China—0.09%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	468,000	548,546
Denmark—0.21%
Danske Bank A/S*	57,275	1,292,011
Finland—0.17%
Wartsila Oyj	19,932	1,082,550
	Number of shares	Value
Common stocks—(continued)
France—1.11%
BNP Paribas SA	20,543	$1,591,729
Carrefour SA	38,090	1,312,810
Ingenico SA	9,053	777,641
Klepierre	7,821	339,440
Lagardere SCA	17,571	621,006
Sanofi	9,578	940,419
Total SA	15,400	879,401
Unibail-Rodamco SE	1,815	437,438
Total France common stocks		6,899,884
Germany—0.23%
Deutsche Wohnen AG	7,804	142,487
Merck KGaA	132	20,500
ProSiebenSat.1 Media AG	16,433	737,812
Suedzucker AG	393	9,806
United Internet AG	12,041	526,491
Total Germany common stocks		1,437,096
Hong Kong—0.54%
BOC Hong Kong (Holdings) Ltd.	162,500	493,959
Cheung Kong (Holdings) Ltd.	9,000	133,195
China Overseas Land & Investment Ltd.	16,000	43,175
HKT Trust and HKT Ltd.	5,000	4,798
Hopewell Holdings Ltd.	51,500	178,769
Hutchison Whampoa Ltd.	28,000	347,484
PCCW Ltd.	515,000	234,821
Sun Hung Kai Properties Ltd.	5,000	61,053
Swire Pacific Ltd., Class A	59,000	636,827
The Link REIT	213,500	965,230
Wharf (Holdings) Ltd.	13,000	88,745
Wheelock & Co. Ltd.	42,000	170,947
Total Hong Kong common stocks		3,359,003
Ireland—0.90%
Accenture PLC, Class A	14,582	1,164,810
Actavis PLC*,3	11,281	2,131,884
Ryanair Holdings PLC*	147,368	1,254,741
Seagate Technology PLC[3]	19,793	1,046,258
Total Ireland common stocks		5,597,693
Italy—0.16%
Eni SpA	23,800	540,869
Prada SpA	63,900	468,727
Total Italy common stocks		1,009,596
Japan—4.94%
Asahi Kasei Corp.	9,000	69,150
Cosmos Pharmaceutical Corp.	3,300	416,013
Daiwa Securities Group, Inc.	96,000	911,422
Fuji Heavy Industries Ltd.	57,400	1,599,470
Idemitsu Kosan Co. Ltd.	4,000	89,302
Japan Airlines Co. Ltd.	26,700	1,348,459
Japan Real Estate Investment Corp.	14	72,487
Kakaku.com, Inc.	10,900	209,209

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Mazda Motor Corp.*	146,000	$715,924
Mitsubishi Estate Co. Ltd.	23,000	572,918
Mitsubishi Motors Corp.*	53,600	585,471
Mitsui Fudosan Co. Ltd.	58,000	1,867,104
NAMCO BANDAI Holdings, Inc.	50,000	1,140,256
Nippon Building Fund, Inc.	24	136,948
Nippon Paint Co. Ltd.	55,000	917,833
Nippon Prologis REIT, Inc.	15	151,953
Nippon Steel & Sumitomo Metal	341,000	1,051,336
Nomura Real Estate Office Fund, Inc.	28	124,009
Omron Corp.	49,400	1,977,547
Oracle Corp. Japan	12,600	503,161
ORIX Corp.	59,200	921,288
Otsuka Corp.	11,400	1,362,376
Rakuten, Inc.	76,800	1,265,843
Resorttrust, Inc.	38,400	667,123
Ricoh Co. Ltd.	129,000	1,377,498
Sekisui House Ltd.	182,000	2,554,449
Seven & I Holdings Co. Ltd.	22,000	883,273
Showa Shell Sekiyu K.K.	90,800	872,718
Sojitz Corp.	482,700	840,957
Sumitomo Mitsui Financial Group, Inc.	33,100	1,562,831
Sumitomo Realty & Development Co. Ltd.	13,000	584,281
Taisei Corp.	35,000	154,840
Trend Micro, Inc.*	46,300	1,445,601
Tsumura & Co.	28,800	715,419
Yamaha Corp.	66,800	999,679
Total Japan common stocks		30,668,148
Jersey—0.25%
Petrofac Ltd.	43,735	830,398
Shire PLC	14,767	738,702
Total Jersey common stocks		1,569,100
Mexico—0.07%
Grupo Financiero Banorte SAB de C.V., Series O	67,300	424,814
Netherlands—0.29%
Koninklijke Philips N.V.	27,211	948,314
LyondellBasell Industries N.V., Class A	10,858	855,176
Total Netherlands common stocks		1,803,490
Norway—0.21%
DNB ASA	78,740	1,330,845
Papua New Guinea—0.12%
Oil Search Ltd.	108,647	763,512
Portugal—0.14%
Galp Energia, SGPS SA	54,825	848,859
Singapore—0.86%
Avago Technologies Ltd.	18,300	999,912
CapitaCommercial Trust	63,000	70,069
ComfortDelGro Corp. Ltd.	510,000	772,939
Flextronics International Ltd.*,3	215,714	1,758,069
	Number of shares	Value
Common stocks—(continued)
Singapore—(concluded)
Hutchison Port Holdings Trust	1,495,000	$994,175
Mapletree Commercial Trust	75,000	68,435
StarHub Ltd.	131,000	438,120
UOL Group Ltd.	52,000	239,076
Total Singapore common stocks		5,340,795
South Korea—0.14%
Samsung Engineering Co. Ltd.*	13,341	893,679
Spain—0.41%
Banco Bilbao Vizcaya Argentaria SA	141,528	1,691,186
Grifols SA	16,050	832,204
Total Spain common stocks		2,523,390
Sweden—0.24%
Castellum AB	6,218	99,277
Elekta AB, B Shares	61,437	895,569
Lundin Petroleum AB*	29,035	501,689
Total Sweden common stocks		1,496,535
Switzerland—0.53%
Lonza Group AG*	8,395	843,991
Roche Holding AG	5,734	1,576,668
Syngenta AG	2,388	845,736
Total Switzerland common stocks		3,266,395
United Kingdom—3.09%
Aveva Group PLC	13,614	481,171
BP PLC	123,504	970,474
British Land Co. PLC	38,476	415,241
British Sky Broadcasting Group PLC	183,189	2,638,023
BT Group PLC	220,262	1,387,885
Capital & Counties Properties PLC	27,921	163,264
Centrica PLC	475,911	2,434,672
Derwent London PLC	8,889	363,854
DS Smith PLC	110,562	597,058
Great Portland Estates PLC	23,388	232,415
Hammerson PLC	38,365	331,423
Land Securities Group PLC	41,025	693,967
Lloyds Banking Group PLC*	469,921	643,495
Rio Tinto PLC	26,535	1,414,842
Royal Dutch Shell PLC, A Shares	65,235	2,254,126
Segro PLC	52,631	291,659
Serco Group PLC	125,004	898,214
Tate & Lyle PLC	41,780	520,267
Telecity Group PLC	25,000	293,847
Tui Travel PLC	127,467	891,395
United Utilities Group PLC	97,375	1,146,134
Workspace Group PLC	10,743	95,896
Total United Kingdom common stocks		19,159,322
United States—12.84%
Activision Blizzard, Inc.[3]	87,876	1,505,316
Acuity Brands, Inc.	6,508	826,776
Aetna, Inc.[3]	35,630	2,434,598
Alliance Data Systems Corp.*	5,873	1,407,523

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
American Tower Corp.	14,822	$1,198,803
Amgen, Inc.	9,352	1,112,420
Annaly Capital Management, Inc.[3]	153,779	1,656,200
AutoZone, Inc.*,3	994	492,090
AvalonBay Communities, Inc.	2,762	341,107
Avnet, Inc.[3]	32,922	1,352,107
Baxter International, Inc.	14,449	986,867
Best Buy Co., Inc.[3]	45,057	1,060,642
BorgWarner, Inc.	27,122	1,456,451
Boston Properties, Inc.	5,216	563,797
Brixmor Property Group, Inc.	12,057	249,339
Calpine Corp.*	63,291	1,201,263
Celgene Corp.*,3	10,238	1,555,459
Chevron Corp.	12,500	1,395,375
Cigna Corp.[3]	27,246	2,351,602
CVS Caremark Corp.	12,545	849,547
DDR Corp.	9,010	141,187
Delta Air Lines, Inc.	39,687	1,214,819
DIRECTV*,3	34,147	2,370,826
eBay, Inc.*	28,067	1,493,164
EOG Resources, Inc.	5,519	911,960
Equinix, Inc.*	4,084	756,357
Equity Residential	5,411	299,661
Essex Property Trust, Inc.	1,771	280,473
Exxon Mobil Corp.	28,500	2,626,560
Facebook, Inc., Class A*	15,966	998,993
First Republic Bank	25,037	1,215,046
Fortune Brands Home & Security, Inc.	18,162	818,380
GameStop Corp., Class A3	29,411	1,031,444
General Growth Properties, Inc.	11,409	229,777
General Motors Co.*	33,945	1,224,736
Google, Inc., Class A*	1,940	2,291,082
Halliburton Co.	15,457	757,548
Hanesbrands, Inc.	13,812	982,586
HollyFrontier Corp.[3]	9,656	447,073
Host Hotels & Resorts, Inc.	20,044	368,609
J.B. Hunt Transport Services, Inc.	16,570	1,243,579
Kansas City Southern	9,702	1,024,434
Kimco Realty Corp.	16,357	342,025
Las Vegas Sands Corp.	7,369	563,876
Lennar Corp., Class A	2,996	120,319
Manpowergroup, Inc.[3]	21,586	1,681,549
Marriott International, Inc., Class A	2,869	141,442
Micron Technology, Inc.*,3	31,878	734,469
Murphy Oil Corp.[3]	35,947	2,034,960
NetApp, Inc.	15,110	639,757
News Corp., Class A*,3	133,924	2,137,427
Occidental Petroleum Corp.	12,035	1,053,905
Pall Corp.	14,418	1,154,882
Pebblebrook Hotel Trust	2,227	67,100
ProLogis, Inc.	15,181	588,416
Public Storage	876	138,049
Simon Property Group, Inc.	3,613	559,437
SL Green Realty Corp.	5,244	491,730
SLM Corp.[3]	76,890	1,750,016
	Number of shares		Value
Common stocks—(continued)
United States—(concluded)
Sprint Corp.*,3		131,196	$1,084,991
Starwood Hotels & Resorts Worldwide, Inc.		3,592	268,358
Tesoro Corp.[3]		24,673	1,271,153
The Charles Schwab Corp.		48,521	1,204,291
The Estee Lauder Cos., Inc., Class A		10,979	754,696
The Home Depot, Inc.		9,011	692,495
The Macerich Co.		4,267	241,512
Time Warner Cable, Inc.		6,809	907,435
Time Warner, Inc.		14,608	917,821
TJX Cos., Inc.		26,386	1,513,501
TripAdvisor, Inc.*,3		12,370	954,840
Tyson Foods, Inc., Class A3		64,446	2,410,280
Valero Energy Corp.[3]		31,620	1,615,782
Ventas, Inc.		4,743	295,916
VeriSign, Inc.*,3		18,314	1,075,948
Viacom, Inc., Class B3		17,164	1,409,164
Vornado Realty Trust		7,659	703,326
WellPoint, Inc.[3]		9,763	839,618
Western Digital Corp.		7,854	676,779
Total United States common stocks			79,762,841
Total common stocks (cost—$176,336,478)			191,901,709
	Face amount
Corporate notes—4.10%
Australia—0.05%
Santos Finance Ltd. 8.250%, due 09/22/70[4]	EUR	100,000	151,448
Telstra Corp. Ltd. 2.500%, due 09/15/23	EUR	100,000	135,530
Total Australia corporate notes			286,978
Austria—0.02%
Raiffeisen Bank International AG 6.000%, due 10/16/23[5]	EUR	100,000	143,135
Belgium—0.02%
Belfius Bank SA/N.V. 2.250%, due 09/26/18	EUR	100,000	137,891
Canada—0.02%
Great-West Lifeco, Inc. 2.500%, due 04/18/23[5]	EUR	100,000	134,330
Cayman Islands—0.07%
Hutchison Whampoa Finance 09 Ltd. 4.750%, due 11/14/16[5]	EUR	200,000	296,987
IPIC GMTN Ltd. 4.875%, due 05/14/16[5]	EUR	100,000	145,457
Total Cayman Islands corporate notes			442,444

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount		Value
Corporate notes—(continued)
Czech Republic—0.05%
CEZ AS 4.500%, due 06/29/20[5]	EUR	100,000	$154,579
5.000%, due 10/19/21[5]	EUR	100,000	160,030
Total Czech Republic corporate notes			314,609
Denmark—0.04%
Danske Bank A/S 4.100%, due 03/16/18[4]	EUR	60,000	82,136
DONG Energy A/S 6.250%, due 06/26/13[4,5]	EUR	128,000	186,787
Total Denmark corporate notes			268,923
Finland—0.03%
Teollisuuden Voima OYJ 4.625%, due 02/04/19[5]	EUR	100,000	151,086
France—0.69%
Areva SA 3.500%, due 03/22/21	EUR	100,000	142,690
ASF 7.375%, due 03/20/19[5]	EUR	150,000	258,208
AXA SA 5.250%, due 04/16/40[4,5]	EUR	50,000	73,632
BNP Paribas SA 4.730%, due 04/12/16[4,5,6]	EUR	50,000	69,724
3.000%, due 02/24/17[5]	EUR	150,000	214,120
2.875%, due 11/27/17[5]	EUR	100,000	143,132
2.875%, due 09/26/23	EUR	100,000	137,501
BPCE SA 2.000%, due 04/24/18	EUR	100,000	137,513
Casino Guichard-Perrachon SA 4.379%, due 02/08/17	EUR	200,000	294,046
3.311%, due 01/25/23[5]	EUR	100,000	137,638
Christian Dior SA 4.000%, due 05/12/16	EUR	100,000	142,678
CNP Assurances 6.875%, due 09/30/41[4]	EUR	100,000	152,758
Credit Agricole SA 3.900%, due 04/19/21[5]	EUR	100,000	143,503
Electricite de France 6.250%, due 01/25/21	EUR	250,000	430,638
4.625%, due 04/26/30	EUR	50,000	78,770
Eutelsat SA 5.000%, due 01/14/19[5]	EUR	100,000	153,622
GDF Suez 3.500%, due 10/18/22	EUR	100,000	148,268
Lafarge SA 8.875%, due 05/27/14[5,7]	EUR	60,000	82,801
Orange SA 8.125%, due 01/28/33	EUR	70,000	143,943
Pernod-Ricard SA 4.875%, due 03/18/16[5]	EUR	100,000	145,554
5.000%, due 03/15/17[5]	EUR	100,000	149,896
	Face amount		Value
Corporate notes—(continued)
France—(concluded)
RCI Banque SA 4.000%, due 03/16/16[5]	EUR	200,000	$285,871
4.250%, due 04/27/17[5]	EUR	30,000	43,979
Societe Fonciere Lyonnaise SA 4.625%, due 05/25/16	EUR	100,000	144,851
Societe Generale SA 9.375%, due 09/04/19[4,5,6]	EUR	50,000	80,922
4.750%, due 03/02/21	EUR	100,000	158,138
Veolia Environnement SA 4.450%, due 04/16/18[4,5,6]	EUR	100,000	133,022
Vinci SA 6.250%, due 11/13/15[4,6]	EUR	50,000	71,751
Total France corporate notes			4,299,169
Germany—0.15%
Continental AG 3.125%, due 09/09/20[5]	EUR	100,000	142,252
ThyssenKrupp AG 9.250%, due 06/18/14[7]	EUR	150,000	207,872
Volkswagen Leasing GmbH 3.250%, due 05/10/18	EUR	400,000	584,984
Total Germany corporate notes			935,108
Ireland—0.21%
Bord Gais Eireann 3.625%, due 12/04/17[5]	EUR	100,000	145,438
ESB Finance Ltd. 6.250%, due 09/11/17[5]	EUR	100,000	157,577
FGA Capital Ireland PLC 4.375%, due 09/18/14[5]	EUR	100,000	136,974
GE Capital European Funding 3.750%, due 04/04/16	EUR	150,000	214,961
6.000%, due 01/15/19	EUR	50,000	81,462
5.375%, due 01/23/20	EUR	80,000	129,354
Swisscom AG via Lunar Funding V 2.000%, due 09/30/20[5]	EUR	100,000	136,082
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[5]	EUR	200,000	292,119
Total Ireland corporate notes			1,293,967
Italy—0.17%
Assicurazioni Generali SpA MTN 5.125%, due 09/16/24[5]	EUR	75,000	115,376
Enel SpA 5.250%, due 06/20/17[5]	EUR	210,000	316,525
Intesa Sanpaolo SpA 5.000%, due 02/28/17[5]	EUR	200,000	293,342
Telecom Italia SpA 6.125%, due 12/14/18	EUR	100,000	149,052
UniCredit SpA 4.875%, due 03/07/17[5]	EUR	100,000	146,324
Total Italy corporate notes			1,020,619

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount		Value
Corporate notes—(continued)
Jersey—0.07%
Heathrow Funding Ltd. 4.600%, due 02/15/18[5]	EUR	150,000	$226,921
Prosecure Funding 4.668%, due 06/30/16	EUR	160,000	225,071
Total Jersey corporate notes			451,992
Luxembourg—0.11%
Fiat Industrial Finance Europe SA 6.250%, due 03/09/18[5]	EUR	100,000	152,005
Gazprom (Gaz Capital SA) 8.125%, due 02/04/15	EUR	100,000	143,468
Glencore Finance Europe SA 5.250%, due 03/22/17[5]	EUR	50,000	74,862
4.625%, due 04/03/18[5,7]	EUR	100,000	148,772
Wind Acquisition Finance SA 7.375%, due 02/15/18[5]	EUR	100,000	141,951
Total Luxembourg corporate notes			661,058
Mexico—0.07%
America Movil SAB de C.V. 4.125%, due 10/25/19	EUR	100,000	149,032
America Movil SAB de CV 5.125%, due 09/06/73[4,5]	EUR	100,000	138,781
Petroleos Mexicanos 3.125%, due 11/27/20[5]	EUR	100,000	135,207
Total Mexico corporate notes			423,020
Netherlands—0.72%
ABN Amro Bank N.V. 4.310%, due 03/10/16[4,6]	EUR	20,000	26,974
6.375%, due 04/27/21[5]	EUR	100,000	157,817
Achmea BV 2.500%, due 11/19/20[5]	EUR	100,000	136,730
Alliander N.V. 3.250%, due 11/27/18[4,5,6]	EUR	100,000	136,151
Allianz Finance II BV 5.750%, due 07/08/41[4]	EUR	200,000	310,354
BMW Finance N.V. 3.625%, due 01/29/18	EUR	180,000	266,267
Conti Gummi Finance BV 2.500%, due 03/20/17[5]	EUR	50,000	69,980
Deutsche Annington Finance BV 3.125%, due 07/25/19	EUR	100,000	140,521
Deutsche Bahn Finance BV 3.000%, due 03/08/24	EUR	100,000	143,206
Deutsche Telekom International Finance BV 6.000%, due 01/20/17	EUR	200,000	309,092
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[4,5,6]	EUR	50,000	70,301
Enel Finance International N.V. 5.750%, due 10/24/18	EUR	100,000	156,712
Fresenius Finance BV 4.250%, due 04/15/19[5]	EUR	40,000	58,598
	Face amount		Value
Corporate notes—(continued)
Netherlands—(concluded)
ING Bank N.V. 4.000%, due 12/23/16[5]	EUR	150,000	$219,684
4.250%, due 01/13/17[5]	EUR	120,000	176,782
4.625%, due 03/15/19[4]	EUR	84,000	112,951
4.500%, due 02/21/22[5]	EUR	100,000	155,438
KBC IFIMA N.V. 4.375%, due 10/26/15[5]	EUR	100,000	143,059
Koninklijke KPN N.V. 3.250%, due 02/01/21[5]	EUR	100,000	139,695
LeasePlan Corp. N.V. 3.875%, due 09/16/15[5]	EUR	100,000	141,422
Linde Finance BV 7.375%, due 07/14/66[4]	EUR	170,000	257,595
OI European Group BV 6.750%, due 09/15/20[5]	EUR	100,000	156,449
Rabobank Nederland 4.125%, due 01/14/20	EUR	300,000	454,075
Repsol International Finance BV 4.250%, due 02/12/16[5]	EUR	100,000	143,229
RWE Finance BV 6.625%, due 01/31/19	EUR	50,000	83,102
Telefonica Europe BV 5.875%, due 02/14/33[5]	EUR	50,000	81,208
Volkswagen International Finance N.V. 3.875%, due 09/04/18[4,5,6]	EUR	100,000	139,013
Ziggo Bond Co. 8.000%, due 05/15/18[5]	EUR	70,000	100,310
Total Netherlands corporate notes			4,486,715
Norway—0.05%
DnB NOR Bank ASA 4.375%, due 02/24/21[5]	EUR	110,000	170,845
Statkraft AS 6.625%, due 04/02/19	EUR	80,000	134,582
Total Norway corporate notes			305,427
Spain—0.29%
Amadeus Capital Markets SA 4.875%, due 07/15/16[5]	EUR	100,000	147,237
Banco Bilbao Vizcaya Argentaria SA 3.500%, due 12/05/17	EUR	100,000	145,503
Bankia SA 3.500%, due 11/13/14	EUR	50,000	68,606
BBVA Senior Finance SAU 4.375%, due 09/21/15	EUR	100,000	141,711
Catalunya Banc SA 3.500%, due 03/07/16	EUR	100,000	137,644
Ferrovial Emisiones SA 3.375%, due 01/30/18[5]	EUR	200,000	284,238
Gas Natural Capital Markets SA 4.125%, due 01/26/18[5]	EUR	200,000	295,508

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount		Value
Corporate notes—(continued)
Spain—(concluded)
Santander International Debt SAU 3.500%, due 08/12/14[5]	EUR	100,000	$136,655
Telefonica Emisiones SAU 4.797%, due 02/21/18[5]	EUR	200,000	299,623
4.710%, due 01/20/20[5]	EUR	100,000	149,685
Total Spain corporate notes			1,806,410
Sweden—0.13%
Atlas Copco AB 2.500%, due 02/28/23[5]	EUR	100,000	137,075
Nordea Bank AB 3.750%, due 02/24/17[5]	EUR	90,000	131,694
4.000%, due 06/29/20[5]	EUR	100,000	152,539
Svenska Handelsbanken AB 4.375%, due 10/20/21[5]	EUR	200,000	313,618
TeliaSonera AB 3.875%, due 10/01/25	EUR	50,000	74,841
Total Sweden corporate notes			809,767
United Arab Emirates—0.02%
Xstrata Finance Dubai Ltd.
1.750%, due 05/19/16[5,7]	EUR	100,000	136,283
United Kingdom—0.59%
Abbey National Treasury Services PLC 3.375%, due 10/20/15[5]	EUR	100,000	140,656
Barclays Bank PLC 6.625%, due 03/30/22[5]	EUR	70,000	112,986
7.625%, due 11/21/22	USD	200,000	212,500
BAT International Finance PLC 3.625%, due 11/09/21[5]	EUR	100,000	148,763
Brambles Finance PLC 4.625%, due 04/20/18[5]	EUR	100,000	151,311
Coventry Building Society 2.250%, due 12/04/17[5]	EUR	150,000	208,230
Experian Finance PLC 4.750%, due 02/04/20[5]	EUR	50,000	77,780
G4S International Finance PLC 2.625%, due 12/06/18[5]	EUR	100,000	137,771
Hammerson PLC 4.875%, due 06/19/15[5]	EUR	50,000	71,080
2.750%, due 09/26/19[5]	EUR	100,000	140,219
HSBC Holdings PLC 3.375%, due 01/10/24[4,5]	EUR	100,000	137,819
Imperial Tobacco Finance PLC 4.500%, due 07/05/18[5]	EUR	150,000	227,158
LBG Capital No. 2 PLC, Series 22 15.000%, due 12/21/19[5]	EUR	50,000	99,787
Legal & General Group PLC 4.000%, due 06/08/25[4,5]	EUR	50,000	69,121
Lloyds TSB Bank PLC 6.500%, due 03/24/205[5]	EUR	90,000	142,687
10.375%, due 02/12/24[4,5]	EUR	50,000	86,570
	Face amount		Value
Corporate notes—(continued)
United Kingdom—(concluded)
Mondi Finance PLC 3.375%, due 09/28/20[5]	EUR	100,000	$139,950
Nationwide Building Society 3.125%, due 04/03/17	EUR	100,000	142,820
6.750%, due 07/22/20[5]	EUR	100,000	159,028
NGG Finance PLC 4.250%, due 06/18/76[4,5]	EUR	100,000	135,881
Royal Bank of Scotland PLC 4.875%, due 01/20/17	EUR	270,000	402,311
6.934%, due 04/09/18	EUR	100,000	152,655
5.375%, due 09/30/19[5]	EUR	50,000	79,099
SSE PLC 5.025%, due 10/01/15[4,5,6]	EUR	150,000	208,864
Stagecoach Group PLC 5.750%, due 12/16/16	GBP	50,000	90,324
Total United Kingdom corporate notes			3,675,370
United States—0.53%
American International Group, Inc. 5.000%, due 06/26/17	EUR	50,000	75,521
AT&T, Inc. 2.500%, due 03/15/23	EUR	100,000	133,649
Bank of America Corp. 4.750%, due 04/03/17[5]	EUR	200,000	298,926
Citigroup, Inc. 4.000%, due 11/26/15	EUR	150,000	213,777
0.977%, due 05/31/17[4]	EUR	100,000	131,228
1.500%, due 11/30/17[4]	EUR	75,000	99,610
7.375%, due 09/04/19	EUR	120,000	209,159
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 2.750%, due 05/19/23	EUR	100,000	130,974
GE Capital Trust II 5.500%, due 09/15/67[4,5]	EUR	50,000	71,653
HSBC Finance Corp. 3.750%, due 11/04/15	EUR	100,000	141,586
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	100,000	146,671
MetLife Global Funding I 4.625%, due 05/16/17	EUR	100,000	150,298
Morgan Stanley 4.000%, due 11/17/15	EUR	205,000	291,300
4.500%, due 02/23/16	EUR	50,000	72,081
5.500%, due 10/02/17	EUR	50,000	77,074
Pemex Project Funding Master Trust 6.375%, due 08/05/16[5]	EUR	100,000	151,075
Philip Morris International, Inc. 2.750%, due 03/19/25	EUR	100,000	135,114
ProLogis LP 3.000%, due 01/18/22	EUR	100,000	135,705
Roche Holdings, Inc. 6.500%, due 03/04/21[5]	EUR	150,000	265,130

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Face amount		Value
Corporate notes—(concluded)
United States—(concluded)
Wal-Mart Stores, Inc. 4.875%, due 09/21/29	EUR	60,000	$100,100
Wells Fargo & Co. 2.250%, due 09/03/20[5]	EUR	200,000	273,833
Total United States corporate notes			3,304,464
Total corporate notes (cost—$23,795,418)			25,488,765
Non-US government obligations—2.30%
Germany—0.18%
Bundesrepublik Deutschland 2.250%, due 09/04/20	EUR	75,000	109,637
1.500%, due 02/15/23	EUR	700,000	945,691
4.750%, due 07/04/40	EUR	50,000	97,087
Total Germany			1,152,415
Mexico—2.12%
Mexican Bonos 6.500%, due 06/10/21	MXN	43,700,000	3,320,526
10.000%, due 12/05/24	MXN	34,890,000	3,281,623
7.500%, due 06/03/27	MXN	41,810,000	3,267,965
8.500%, due 05/31/29	MXN	39,250,000	3,275,375
Total Mexico			13,145,489
Total non-US government obligations (cost—$15,640,289)			14,297,904
Time deposits—17.44%
Abbey National 0.080%, due 02/03/14	USD	948,303	948,303
ABN Amro Bank N.V. 0.350%, due 04/10/14	USD	5,000,000	5,000,000
Barclays Bank PLC Bishopsgate 0.200%, due 02/19/14[8]	USD	10,000,000	9,999,000
Caisse Des Depots Etconsignat 0.160%, due 02/21/14[8]	USD	5,000,000	4,999,556
Commerzbank AG Time Deposit 0.100%, due 02/03/14	USD	3,756,155	3,756,155
Credit Agricole 0.250%, due 04/16/14	USD	10,000,000	10,000,000
DZ Bank AG 0.070%, due 02/03/14	USD	6,134,823	6,134,823
FMS Wertmanagement 0.140%, due 04/28/14[8]	USD	5,000,000	4,998,328
ING Bank N.V. 0.530%, due 04/30/14	USD	2,500,000	2,500,000
KBC Bank N.V. 0.320%, due 02/26/14	USD	5,000,000	5,000,000
Landeskreditbank Baden & Wurttem 0.115%, due 02/18/14[8]	USD	10,000,000	9,999,457
Landwirtschaftliche Rentenbank 0.090%, due 02/24/14[8]	USD	10,000,000	9,999,425
	Face amount		Value
Time deposits—(concluded)
Mitsubishi UFJ Trust & Banking Corp. 0.250%, due 04/22/14	USD	5,000,000	$5,000,000
Nationwide Building Society 0.210%, due 02/10/14	USD	5,000,000	5,000,000
Nationwide Building Society 0.220%, due 04/14/14	USD	5,000,000	5,000,000
Natixis 0.360%, due 06/02/14	USD	7,500,000	7,500,000
Societe Generale 0.290%, due 05/02/14	USD	10,000,000	10,000,000
Societe Generale 0.700%, due 09/05/14	USD	2,500,000	2,500,000
Total time deposits (cost—$108,335,047)			108,335,047
Short-term US government obligations[8]—33.80%
US Treasury Bills 0.010%, due 02/13/14	USD	2,500,000	2,499,995
0.055%, due 02/20/14	USD	7,500,000	7,499,970
0.075%, due 03/06/14[3]	USD	3,000,000	2,999,859
0.035%, due 03/20/14[3]	USD	23,000,000	22,998,344
0.043%, due 03/27/14[3]	USD	107,150,000	107,139,928
0.080%, due 04/24/14[3]	USD	51,100,000	51,096,576
0.100%, due 05/29/14[3]	USD	15,753,000	15,751,362
Total short-term US government obligations (cost—$209,980,254)			209,986,034
Repurchase agreement—10.11%
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $34,462,101 Federal Home Loan Mortgage Corp. obligations, 1.960% to 2.000% due 11/02/22 to 11/07/22 and $35,005,410 Federal National Mortgage Association obligations, 2.080% due 11/02/22; (value—$64,034,609); proceeds: $62,779,000 (cost—$62,779,000)		62,779,000	62,779,000
	Number of contracts/ Notional amount
Options purchased—1.61%
Call options purchased—0.61%
DAX Index, strike @ 10,350, expires 02/21/14		267	900
Euro STOXX 50 Index, strike @ 3,375, expires 02/21/14		267	720
GBP Currency Futures, strike @ 168.5, expires 02/07/14		80	1,000

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of contracts/ Notional amount	Value
Options purchased—(continued)
Call options purchased—(continued)
GBP Currency Futures, strike @ 170, expires 02/07/14	320	$2,000
GBP Currency Futures, strike @ 171, expires 02/07/14	163	1,019
GBP Currency Futures, strike @ 171.5, expires 02/07/14	492	3,075
GBP Currency Futures, strike @ 171.5, expires 03/07/14	161	6,037
GBP Currency Futures, strike @ 172, expires 03/07/14	320	10,000
GBP Currency Futures, strike @ 173.5, expires 03/07/14	327	6,131
GBP Currency Futures, strike @ 174, expires 03/07/14	163	2,038
JPY Currency Futures, strike @ 100.5, expires 02/07/14	107	9,362
JPY Currency Futures, strike @ 101, expires 02/07/14	107	6,019
JPY Currency Futures, strike @ 101.5, expires 02/07/14	107	4,013
JPY Currency Futures, strike @ 102, expires 02/07/14	213	5,325
JPY Currency Futures, strike @ 102, expires 03/07/14	214	56,175
JPY Currency Futures, strike @ 104, expires 03/07/14	107	12,037
JPY Currency Futures, strike @ 105, expires 03/07/14	107	9,686
S&P 500 Index, strike @ 1,775, expires 09/20/14	161	1,355,620
S&P 500 Index, strike @ 1,950, expires 02/22/14	107	1,605
S&P 500 Index, strike @ 1,960, expires 02/22/14	160	2,400
S&P 500 Index, strike @ 1,975, expires 02/22/14	107	535
S&P 500 Index, strike @ 2,000, expires 02/22/14	325	1,625
S&P 500 Index, strike @ 2,020, expires 03/22/14	321	3,210
S&P 500 Index, strike @ 2,025, expires 02/22/14	107	535
S&P 500 Index, strike @ 2,050, expires 03/22/14	107	1,070
US Treasury Note 10 Year Futures, strike @ 128, expires 02/21/14	3	141
US Treasury Note 10 Year Futures, strike @ 128.5, expires 02/21/14	372	11,625
US Treasury Note 10 Year Futures, strike @ 129, expires 02/21/14	266	4,156
US Treasury Note 10 Year Futures, strike @ 130.5, expires 03/21/14	160	2,500
	Number of contracts/ Notional amount		Value
Options purchased—(continued)
Call options purchased—(concluded)
USD Call/JPY Put, strike @ JPY 105, expires 05/07/14	USD	2,500,000	$22,225
USD Call/JPY Put, strike @ JPY 105, expires 05/08/14	USD	2,500,000	22,525
USD Call/JPY Put, strike @ JPY 105, expires 05/09/14	USD	2,500,000	22,835
USD Call/JPY Put, strike @ JPY 105, expires 05/12/14	USD	2,500,000	23,145
USD Call/JPY Put, strike @ JPY 105, expires 05/13/14	USD	2,500,000	23,452
USD Call/JPY Put, strike @ JPY 82, expires 02/09/15	USD	9,000,000	1,791,153
USD Call/JPY Put, strike @ JPY 86, expires 12/10/15	USD	1,000,000	167,000
USD Call/JPY Put, strike @ JPY 88, expires 05/16/14	USD	1,250,000	174,782
Total call options purchased			3,767,676
Put options & swaptions purchased—1.00%
Apple, Inc., strike @ 505, expires 07/19/14		15	55,087
DAX Index, strike @ 7,600, expires 03/21/14		58	5,188
DAX Index, strike @ 8,100, expires 02/21/14		653	32,586
DAX Index, strike @ 8,150, expires 03/21/14		820	160,913
DAX Index, strike @ 8,200, expires 02/21/14		532	32,647
DAX Index, strike @ 8,400, expires 02/21/14		213	20,253
DAX Index, strike @ 8,600, expires 02/21/14		267	41,232
DAX Index, strike @ 8,700, expires 02/21/14		526	105,348
Euro STOXX 50 Index, strike @ 2,450, expires 03/21/14		534	36,891
Euro STOXX 50 Index, strike @ 2,600, expires 02/21/14		547	19,919
Euro STOXX 50 Index, strike @ 2,625, expires 02/21/14		546	22,828
Euro STOXX 50 Index, strike @ 2,650, expires 03/21/14		1,375	231,808
Euro STOXX 50 Index, strike @ 2,700, expires 02/21/14		267	18,725

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of contracts/ Notional amount		Value
Options purchased—(continued)
Put options & swaptions purchased—(continued)
Euro STOXX 50 Index, strike @ 2,750, expires 02/21/14		267	$26,648
Euro STOXX 50 Index, strike @ 2,775, expires 02/21/14		260	31,209
Euro STOXX 50 Index, strike @ 2,775, expires 03/21/14		1,168	374,917
GBP Currency Futures, strike @ 152.5, expires 03/04/14		163	1,019
GBP Currency Futures, strike @ 154, expires 03/07/14		163	2,037
GBP Currency Futures, strike @ 154.5, expires 02/07/14		157	981
GBP Currency Futures, strike @ 154.5, expires 03/07/14		163	2,037
GBP Currency Futures, strike @ 155.5, expires 02/07/14		8	50
GBP Currency Futures, strike @ 157, expires 02/07/14		163	1,019
GBP Currency Futures, strike @ 157, expires 03/07/14		77	3,850
GBP Currency Futures, strike @ 158, expires 02/07/14		347	2,169
GBP Currency Futures, strike @ 158, expires 03/07/14		241	19,581
GBP Currency Futures, strike @ 158.5, expires 03/07/14		80	8,000
GBP Currency Futures, strike @ 160, expires 02/07/14		204	3,825
JPY Currency Futures, strike @ 89.5, expires 03/07/14		107	669
JPY Currency Futures, strike @ 90, expires 02/07/14		107	669
JPY Currency Futures, strike @ 90, expires 03/07/14		107	1,337
JPY Currency Futures, strike @ 90.5, expires 03/07/14		213	2,662
JPY Currency Futures, strike @ 91, expires 02/07/14		214	1,338
JPY Currency Futures, strike @ 91, expires 03/07/14		107	1,338
JPY Currency Futures, strike @ 92, expires 02/07/14		63	394
Kospi 200 Index, strike @ 271.22, expires 09/11/14	KRW	30,512,204	596,670
S&P 500 Index, strike @ 1,400, expires 03/22/14		427	72,590
	Number of contracts/ Notional amount		Value
Options purchased—(continued)
Put options & swaptions purchased—(continued)
S&P 500 Index, strike @ 1,450, expires 03/22/14		1,280	$268,800
S&P 500 Index, strike @ 1,470, expires 03/22/14		320	80,000
S&P 500 Index, strike @ 1,500, expires 02/22/14		960	124,800
S&P 500 Index, strike @ 1,500, expires 03/22/14		640	236,800
S&P 500 Index, strike @ 1,510, expires 02/22/14		639	86,265
S&P 500 Index, strike @ 1,520, expires 02/22/14		533	77,285
S&P 500 Index, strike @ 1,520, expires 03/22/14		919	376,790
S&P 500 Index, strike @ 1,550, expires 02/22/14		853	145,010
S&P 500 Index, strike @ 1,570, expires 02/22/14		427	89,670
S&P 500 Index, strike @ 1,580, expires 02/22/14		1,102	253,460
S&P 500 Index, strike @ 1,640, expires 04/19/14		800	1,372,000
S&P 500 Index, strike @ 1,670, expires 03/22/14		116	163,328
S&P 500 Index, strike @ 1,675, expires 02/22/14		54	31,320
S&P 500 Index, strike @ 1,725, expires 04/19/14		120	392,400
US Treasury Note 10 Year Futures, strike @ 118, expires 02/21/14		107	1,672
US Treasury Note 10 Year Futures, strike @ 118.5, expires 02/21/14		159	2,484
US Treasury Note 10 Year Futures, strike @ 119, expires 02/21/14		53	828
US Treasury Note 10 Year Futures, strike @ 119.5, expires 02/21/14		107	1,672
USD Put/JPY Call, strike @ JPY 71, expires 05/16/14	USD	1,250,000	0
USD Put/JPY Call, strike @ JPY 95, expires 05/13/14	USD	2,500,000	8,562
USD Put/JPY Call, strike @ JPY 95, expires 05/07/14	USD	2,500,000	7,865
USD Put/JPY Call, strike @ JPY 95, expires 05/08/14	USD	2,500,000	8,040
USD Put/JPY Call, strike @ JPY 95, expires 05/12/14	USD	2,500,000	8,387
USD Put/JPY Call, strike @ JPY 95, expires 05/09/14	USD	2,500,000	8,212

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Put options & swaptions purchased—(concluded)
6 Month EURIBOR Interest Rate Swap, strike @ 4.000%, expires 01/09/34 (counterparty: RBS; receive floating rate); underlying swap terminates 01/11/54[2]	EUR	10,000,000	$516,110
Total put options & swaptions purchased			6,200,194
Total options purchased (cost—$8,548,986)			9,967,870
Total investments before investments sold short (cost—$605,415,472)—100.25%			622,756,329
	Number of shares
Investments sold short—(4.26)%
Common stocks—(4.26)%
Australia—(0.73)%
Alumina Ltd.		(808,328)	(901,946)
Iluka Resources Ltd.		(150,697)	(1,157,928)
Macquarie Group Ltd.		(33,947)	(1,606,926)
Newcrest Mining Ltd.		(85,405)	(721,262)
Sydney Airport		(35,978)	(124,056)
Total Australia common stocks			(4,512,118)
Canada—(0.10)%
Catamaran Corp.		(2,700)	(131,370)
First Quantum Minerals Ltd.		(4,600)	(82,315)
Penn West Petroleum Ltd.		(44,600)	(333,574)
Turquoise Hill Resources Ltd.		(19,400)	(67,932)
Total Canada common stocks			(615,191)
Finland—(0.06)%
Nokia Oyj		(51,014)	(353,989)
Japan—(1.85)%
ACOM Co. Ltd.		(155,400)	(466,945)
Advantest Corp.		(147,500)	(1,585,152)
Hitachi Construction Machinery Co. Ltd.		(74,700)	(1,460,075)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Japan—(concluded)
Hokuriku Electric Power Co.	(3,900)	$(47,982)
IBIDEN Co. Ltd.	(700)	(13,031)
Iida Group Holdings Co. Ltd.	(50,400)	(893,852)
Japan Exchange Group, Inc.	(34,200)	(844,205)
Nintendo Co. Ltd.	(10,700)	(1,272,438)
SBI Holdings, Inc.	(41,200)	(577,453)
Shimano, Inc.	(2,700)	(241,274)
The Dai-ichi Life Insurance Co. Ltd.	(100,600)	(1,535,044)
The Japan Steel Works Ltd.	(126,000)	(632,652)
Tokyu Fudosan Holdings Corp.	(190,300)	(1,652,110)
Yakult Honsha Co. Ltd.	(6,100)	(301,507)
Total Japan common stocks		(11,523,720)
Jersey—(0.26)%
Glencore Xstrata PLC	(309,037)	(1,638,382)
Luxembourg—(0.26)%
ArcelorMittal	(97,806)	(1,625,143)
Sweden—(0.10)%
Lundin Petroleum AB	(34,544)	(596,877)
United Kingdom—(0.43)%
Antofagasta PLC	(122,175)	(1,708,173)
ARM Holdings PLC	(34,069)	(523,656)
Melrose Industries PLC	(73,162)	(371,998)
Royal Bank of Scotland Group PLC	(7,214)	(40,321)
Schroders PLC	(624)	(25,306)
Total United Kingdom common stocks		(2,669,454)
United States—(0.47)%
Cobalt International Energy, Inc.	(82,632)	(1,352,686)
CONSOL Energy, Inc.	(10,913)	(407,601)
Freeport-McMoRan Copper & Gold, Inc.	(34,589)	(1,121,029)
Sirius XM Holdings, Inc.	(20,516)	(73,447)
Total United States common stocks		(2,954,763)
Total investments sold short (proceeds—$27,982,154)		(26,489,637)
Other assets in excess of liabilities—4.01%		24,921,191
Net assets—100.00%		$621,187,883

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 212.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,935,475
Gross unrealized depreciation	(8,594,618)
Net unrealized appreciation	$17,340,857

Written options

Number of contracts/ Notional amount		Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
	15	Apple Flex, Inc., strike @ 505	07/19/14	$63,534	$(41,250)	$22,284
	267	DAX Index, strike @ 10,200	02/21/14	25,589	(1,981)	23,608
	584	Euro STOXX 50 Index, strike @ 3,275	03/21/14	108,753	(45,683)	63,070
	533	Euro STOXX 50 Index, strike @ 3,300	02/21/14	45,482	(2,875)	42,607
	584	Euro STOXX 50 Index, strike @ 3,300	03/21/14	85,359	(31,506)	53,853
	80	GBP Currency Futures, strike @ 166.5	02/07/14	4,727	(5,782)	(1,055)
	80	GBP Currency Futures, strike @ 167	02/07/14	2,657	(2,882)	(225)
	320	GBP Currency Futures, strike @ 168	02/07/14	30,957	(4,000)	26,957
	247	GBP Currency Futures, strike @ 169	02/07/14	22,792	(1,544)	21,248
	240	GBP Currency Futures, strike @ 169	03/07/14	34,277	(30,000)	4,277
	328	GBP Currency Futures, strike @ 169.5	02/07/14	35,960	(2,050)	33,910
	80	GBP Currency Futures, strike @ 169.5	03/07/14	10,282	(8,000)	2,282
	161	GBP Currency Futures, strike @ 170	03/07/14	15,431	(12,075)	3,356
	160	GBP Currency Futures, strike @ 170.5	03/07/14	19,517	(10,000)	9,517
	330	GBP Currency Futures, strike @ 171	03/07/14	46,956	(16,500)	30,456
	53	JPY Currency Futures, strike @ 100	02/07/14	16,408	(6,625)	9,783
	321	JPY Currency Futures, strike @ 100.5	03/07/14	63,530	(152,475)	(88,945)
	107	JPY Currency Futures, strike @ 101	03/07/14	26,427	(41,463)	(15,036)
	78	JPY Currency Futures, strike @ 98.5	02/07/14	6,639	(33,150)	(26,511)
	243	JPY Currency Futures, strike @ 99	02/07/14	37,413	(66,825)	(29,412)
	160	JPY Currency Futures, strike @ 99.5	02/07/14	35,467	(30,000)	5,467
KRW	30,512,204	Kospi 200 Index, strike @ 271.22	09/11/14	462,394	(186,474)	275,920
	160	S&P 500 Index, strike @ 1,870	02/22/14	15,663	(15,680)	(17)
	268	S&P 500 Index, strike @ 1,900	02/22/14	72,530	(8,040)	64,490
	160	S&P 500 Index, strike @ 1,910	02/22/14	30,063	(4,000)	26,063
	116	S&P 500 Index, strike @ 1,910	03/22/14	73,996	(21,228)	52,768
	430	S&P 500 Index, strike @ 1,920	02/22/14	74,893	(8,600)	66,293
	109	S&P 500 Index, strike @ 1,930	02/22/14	26,471	(1,635)	24,836
	107	S&P 500 Index, strike @ 1,930	03/22/14	29,734	(10,165)	19,569
	107	S&P 500 Index, strike @ 1,940	03/22/14	23,314	(7,490)	15,824
	107	S&P 500 Index, strike @ 1,950	03/22/14	23,849	(5,885)	17,964
	120	S&P 500 Index, strike @ 1,950	04/19/14	59,747	(18,000)	41,747
	107	S&P 500 Index, strike @ 1,960	03/22/14	21,174	(5,885)	15,289
	373	US Treasury Note 10 Year Futures, strike @ 126.5	02/21/14	73,190	(116,562)	(43,372)
	107	US Treasury Note 10 Year Futures, strike @ 127	02/21/14	11,454	(20,062)	(8,608)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Written options—(continued)

Number of contracts/ Notional amount	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
160	US Treasury Note 10 Year Futures, strike @ 127	03/21/14	$17,159	$(17,500)	$(341)
			$1,753,788	$(993,872)	$759,916
	Put options written
29	DAX Index, strike @ 8,200	03/21/14	6,402	(6,402)	—
53	DAX Index, strike @ 8,650	02/21/14	10,504	(9,328)	1,176
267	DAX Index, strike @ 8,800	02/21/14	128,441	(128,441)	—
533	DAX Index, strike @ 8,850	02/21/14	152,478	(160,665)	(8,187)
267	DAX Index, strike @ 8,900	02/21/14	143,210	(92,546)	50,664
274	DAX Index, strike @ 8,900	03/21/14	285,628	(207,129)	78,499
266	DAX Index, strike @ 8,950	02/21/14	118,189	(106,012)	12,177
107	DAX Index, strike @ 9,000	02/21/14	17,484	(49,066)	(31,582)
1,168	Euro STOXX 50 Index, strike @ 2,650	03/21/14	221,403	(196,910)	24,493
1,074	Euro STOXX 50 Index, strike @ 2,800	02/21/14	151,376	(156,438)	(5,062)
267	Euro STOXX 50 Index, strike @ 2,825	02/21/14	81,016	(81,016)	—
267	Euro STOXX 50 Index, strike @ 2,875	02/21/14	56,811	(69,140)	(12,329)
273	Euro STOXX 50 Index, strike @ 2,900	03/21/14	240,534	(169,002)	71,532
274	Euro STOXX 50 Index, strike @ 2,925	03/21/14	228,358	(193,641)	34,717
163	GBP Currency Futures, strike @ 156.5	03/07/14	24,396	(6,113)	18,283
83	GBP Currency Futures, strike @ 157.5	03/07/14	15,891	(5,188)	10,703
408	GBP Currency Futures, strike @ 159	02/07/14	44,993	(5,100)	39,893
80	GBP Currency Futures, strike @ 159	03/07/14	8,758	(8,758)	—
187	GBP Currency Futures, strike @ 159.5	02/07/14	13,684	(2,338)	11,346
561	GBP Currency Futures, strike @ 159.5	03/07/14	69,595	(84,150)	(14,555)
4	GBP Currency Futures, strike @ 161	02/07/14	389	(125)	264
280	GBP Currency Futures, strike @ 162.5	02/07/14	20,492	(29,750)	(9,258)
108	JPY Currency Futures, strike @ 91.5	03/07/14	19,949	(2,025)	17,924
107	JPY Currency Futures, strike @ 92	03/07/14	17,064	(2,675)	14,389
150	JPY Currency Futures, strike @ 92.5	02/07/14	21,522	(937)	20,585
107	JPY Currency Futures, strike @ 92.5	03/07/14	19,505	(4,013)	15,492
212	JPY Currency Futures, strike @ 93.5	02/07/14	21,917	(1,325)	20,592
107	JPY Currency Futures, strike @ 94	03/07/14	15,738	(13,375)	2,363
160	S&P 500 Index, strike @ 1,540	02/22/14	15,662	(25,599)	(9,937)
213	S&P 500 Index, strike @ 1,570	03/22/14	116,701	(120,345)	(3,644)
1,067	S&P 500 Index, strike @ 1,600	02/22/14	297,050	(288,090)	8,960
650	S&P 500 Index, strike @ 1,600	03/22/14	392,490	(500,500)	(108,010)
320	S&P 500 Index, strike @ 1,610	02/22/14	101,725	(101,725)	—
534	S&P 500 Index, strike @ 1,620	02/22/14	186,224	(138,840)	47,384
612	S&P 500 Index, strike @ 1,620	03/22/14	255,749	(475,524)	(219,775)
213	S&P 500 Index, strike @ 1,630	03/22/14	88,212	(210,870)	(122,658)
160	S&P 500 Index, strike @ 1,640	03/22/14	76,463	(166,400)	(89,937)
694	S&P 500 Index, strike @ 1,650	02/22/14	358,311	(326,180)	32,131
267	S&P 500 Index, strike @ 1,650	03/22/14	149,502	(320,400)	(170,898)
427	S&P 500 Index, strike @ 1,670	02/22/14	129,324	(237,839)	(108,515)
120	S&P 500 Index, strike @ 1,675	04/19/14	136,547	(270,000)	(133,453)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Written options—(concluded)

Number of contracts/ Notional amount	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
267	S&P 500 Index, strike @ 1,775	04/19/14	$693,637	$(1,302,960)	$(609,323)
160	US Treasury Note 10 Year Futures, strike @ 121	02/21/14	15,451	(2,500)	12,951
106	US Treasury Note 10 Year Futures, strike @ 121.5	02/21/14	12,165	(1,656)	10,509
160	US Treasury Note 10 Year Futures, strike @ 122	02/21/14	19,629	(2,500)	17,129
			$5,200,569	$(6,283,536)	$(1,082,967)
			$6,954,357	$(7,277,408)	$(323,051)

Written option activity for the six months ended January 31, 2014 was as follows:

	Number of contracts		Premiums received
Options outstanding at July 31, 2013		25,386	$7,499,907
Options written		181,510	35,071,740
Options exercised		(2,016)	(2,301,310)
Options terminated in closing purchase transactions		(80,904)	(19,045,229)
Options expired prior to exercise		(102,768)	(14,733,145)
Options outstanding at January 31, 2014		21,208	$6,491,963
	Notional amount		Premiums received
Options outstanding at July 31, 2013	KRW	35,100,000	$327,600
Options written		30,512,204	462,394
Options terminated in closing purchase transactions		(35,100,000)	(327,600)
Options expired prior to exercise		—	—
Options outstanding at January 31, 2014	KRW	30,512,204	$462,394

Foreign exchange written options

Notional amount (000)		Calls written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	2,500	USD Call/JPY Put, strike @ JPY 105	BB	05/07/14	$85,249	$(22,224)	$63,025
USD	2,500	USD Call/JPY Put, strike @ JPY 105	BB	05/08/14	83,525	(22,525)	61,000
USD	2,500	USD Call/JPY Put, strike @ JPY 105	BB	05/09/14	78,775	(22,835)	55,940
USD	2,500	USD Call/JPY Put, strike @ JPY 105	BB	05/12/14	75,450	(23,145)	52,305
USD	2,500	USD Call/JPY Put, strike @ JPY 105	BB	05/13/14	45,900	(23,453)	22,447
USD	2,180	USD Call/JPY Put, strike @ JPY 110	BB	03/13/15	54,805	(35,863)	18,942
USD	2,180	USD Call/JPY Put, strike @ JPY 110	BB	03/09/15	36,493	(35,357)	1,136
USD	2,180	USD Call/JPY Put, strike @ JPY 110	BB	03/12/15	54,827	(35,732)	19,095
USD	2,180	USD Call/JPY Put, strike @ JPY 110	BB	03/10/15	37,278	(35,488)	1,790

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Foreign exchange written options—(concluded)

Notional amount (000)		Calls written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	2,180	USD Call/JPY Put, strike @ JPY 110	BB	03/11/15	$38,259	$(35,621)	$2,638
USD	1,250	USD Call/JPY Put, strike @ JPY 88	BB	05/16/14	50,525	(174,814)	(124,289)
					$641,086	$(467,057)	$174,029
		Puts written
USD	2,180	USD Put/JPY Call, strike @ JPY 100	BB	03/09/15	$70,348	$(77,309)	$(6,961)
USD	2,180	USD Put/JPY Call, strike @ JPY 100	BB	03/13/15	54,784	(78,160)	(23,376)
USD	2,180	USD Put/JPY Call, strike @ JPY 100	BB	03/10/15	69,325	(77,515)	(8,190)
USD	2,180	USD Put/JPY Call, strike @ JPY 100	BB	03/11/15	67,798	(77,719)	(9,921)
USD	2,180	USD Put/JPY Call, strike @ JPY 100	BB	03/12/15	54,827	(77,955)	(23,128)
USD	9,000	USD Put/JPY Call, strike @ JPY 67	RBS	02/09/15	423,000	(3,366)	419,634
USD	1,000	USD Put/JPY Call, strike @ JPY 68	RBS	12/10/15	84,275	(4,043)	80,232
USD	1,250	USD Put/JPY Call, strike @ JPY 71	BB	05/16/14	67,475	(25)	67,450
USD	2,500	USD Put/JPY Call, strike @ JPY 95	BB	05/07/14	43,500	(7,865)	35,635
USD	2,500	USD Put/JPY Call, strike @ JPY 95	BB	05/08/14	45,225	(8,040)	37,185
USD	2,500	USD Put/JPY Call, strike @ JPY 95	BB	05/09/14	49,975	(8,212)	41,763
USD	2,500	USD Put/JPY Call, strike @ JPY 95	BB	05/12/14	53,300	(8,387)	44,913
USD	2,500	USD Put/JPY Call, strike @ JPY 95	BB	05/13/14	82,850	(8,563)	74,287
					$1,166,682	$(437,159)	$729,523
					$1,807,768	$(904,216)	$903,552

Foreign exchange written options activity for the six months ended January 31, 2014 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2013	$3,724,880
Foreign exchange options written	1,030,728
Foreign exchange options expired prior to exercise	(2,947,840)
Foreign exchange options outstanding at January 31, 2014	$1,807,768

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
755	USD	US Treasury Note 10 Year Futures	March 2014	$94,636,142	$94,941,250	$305,108
Index futures buy contracts:
47	CAD	S&P TSX 60 Index Futures	March 2014	6,384,124	6,610,646	226,522
49	EUR	DAX Index Futures	March 2014	15,104,932	15,402,182	297,250
37	EUR	IBEX 35 Index Futures	February 2014	4,975,367	4,959,798	(15,569)
26	GBP	FTSE 100 Index Futures	March 2014	2,749,571	2,759,698	10,127
109	HKD	H-Shares Index Futures	February 2014	7,082,191	6,883,390	(198,801)
52	JPY	NIKKEI 225 Index Futures	March 2014	7,701,720	7,571,702	(130,018)
73	JPY	TOPIX Index Futures	March 2014	9,223,460	8,696,867	(526,593)
648	USD	MSCI EAFE Mini Index Futures	March 2014	59,262,838	58,896,720	(366,118)
323	USD	NASDAQ 100 E-Mini Index Futures	March 2014	22,680,316	22,700,440	20,124
1,025	USD	S&P 500 E-Mini Index Futures	March 2014	91,443,827	91,050,750	(393,077)
Interest rate futures buy contracts:
519	GBP	United Kingdom Long Gilt Bond Futures	March 2014	92,439,876	94,157,222	1,717,346
				$413,684,364	$414,630,665	$946,301
				Proceeds
Index futures sell contracts:
36	AUD	ASX SPI 200 Index Futures	March 2014	$4,085,132	$4,038,540	$46,592
4	CHF	Swiss Market Index Futures	March 2014	347,898	357,224	(9,326)
57	EUR	Amsterdam Index Futures	February 2014	6,195,601	5,934,161	261,440
294	EUR	CAC 40 Index Futures	February 2014	16,983,282	16,521,064	462,218
6	EUR	DAX Index Futures	March 2014	1,923,717	1,885,981	37,736
40	EUR	EURO STOXX 50 Index Futures	March 2014	1,623,438	1,627,970	(4,532)
55	EUR	FTSE MIB Index Futures	March 2014	6,683,080	7,194,145	(511,065)
55	HKD	Hang Seng Index Futures	February 2014	7,780,208	7,794,760	(14,552)
48	JPY	TOPIX Index Futures	March 2014	5,922,707	5,718,488	204,219
10	SEK	OMX 30 Index Futures	February 2014	203,761	199,009	4,752
259	USD	MSCI Taiwan Index Futures	February 2014	7,853,287	7,668,990	184,297
118	USD	Russell 2000 Mini Index Futures	March 2014	13,181,485	13,313,940	(132,455)
537	USD	S&P 500 E-Mini Index Futures	March 2014	48,242,872	47,701,710	541,162
Interest rate futures sell contracts:
589	AUD	Australian Treasury Bond 10 Year Futures	March 2014	58,604,222	60,093,651	(1,489,429)
802	CAD	Canada Government Bond 10 Year Futures	March 2014	92,146,334	94,539,540	(2,393,206)
174	EUR	German Euro Bund Futures	March 2014	33,011,507	33,761,120	(749,613)
17	JPY	JGB MINI 10 Year Futures	March 2014	2,403,437	2,413,188	(9,751)
				$307,191,968	$310,763,481	$(3,571,513)
						$(2,625,212)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	900,000	USD	852,529	02/11/14	$65,265
BB	AUD	913,667	USD	818,971	03/11/14	21,257
BB	AUD	13,309,565	USD	11,957,846	03/19/14	343,607
BB	AUD	3,561,734	USD	3,097,312	03/19/14	(10,740)
BB	AUD	2,156,537	USD	1,906,715	04/15/14	28,270
BB	AUD	4,109,851	USD	3,656,719	04/28/14	79,964
BB	CAD	2,281,880	USD	2,173,053	02/21/14	125,090
BB	CAD	37,352,158	USD	34,706,565	03/19/14	1,203,964
BB	CAD	6,000,000	USD	5,603,156	04/14/14	224,830
BB	CHF	1,030,000	USD	1,130,005	02/11/14	(6,107)
BB	CHF	2,842,713	USD	3,117,428	03/19/14	(19,085)
BB	CHF	30,986,848	USD	34,270,361	03/19/14	80,959
BB	CHF	1,700,000	USD	1,881,234	04/10/14	5,165
BB	EUR	6,649,465	USD	8,983,334	02/11/14	15,187
BB	EUR	19,026,300	USD	25,882,046	03/05/14	221,082
BB	EUR	276,392	USD	378,855	03/19/14	6,080
BB	EUR	2,875,794	USD	3,915,396	04/10/14	36,706
BB	EUR	19,206,221	USD	26,124,993	04/23/14	220,525
BB	GBP	64,830	USD	107,203	03/11/14	656
BB	GBP	3,662,932	USD	6,003,136	03/19/14	(16,416)
BB	GBP	3,573,124	USD	5,917,086	03/19/14	45,121
BB	GBP	150,000	USD	245,412	04/10/14	(1,052)
BB	HKD	358,149	USD	46,188	03/11/14	53
BB	JPY	368,000,000	USD	3,733,304	02/12/14	131,334
BB	JPY	370,035,550	USD	3,702,547	02/21/14	80,505
BB	JPY	223,875,053	USD	2,183,648	03/11/14	(7,918)
BB	JPY	323,000,000	USD	3,091,078	04/10/14	(71,385)
BB	MXN	80,029,630	USD	5,984,642	04/04/14	28,437
BB	NZD	40,511,493	USD	32,978,989	03/19/14	321,688
BB	SEK	2,400,000	USD	368,713	02/11/14	2,422
BB	SEK	228,636,152	USD	35,200,792	03/19/14	326,780
BB	SGD	164,325	USD	130,910	03/11/14	2,204
BB	SGD	15,749,701	USD	12,547,623	03/19/14	211,798
BB	USD	24,335	AUD	27,725	03/11/14	(129)
BB	USD	69,978	AUD	80,237	03/11/14	76
BB	USD	12,298,995	AUD	13,751,636	03/19/14	(298,995)
BB	USD	5,887,411	CAD	6,286,917	03/19/14	(248,431)
BB	USD	1,682,048	CAD	1,881,295	03/19/14	5,359
BB	USD	4,037,257	CHF	3,653,765	03/19/14	(5,868)
BB	USD	243,973	EUR	180,000	03/05/14	(1,205)
BB	USD	31,379,616	EUR	23,149,793	03/19/14	(157,046)
BB	USD	19,708,495	GBP	12,066,199	03/19/14	120,734
BB	USD	41,242,986	JPY	4,261,994,751	03/19/14	480,577

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	11,550,663	MXN	151,100,000	02/20/14	$(266,544)
BB	USD	1,906,941	MXN	25,000,000	02/24/14	(40,559)
BB	USD	27,415,835	NOK	168,814,731	03/19/14	(565,973)
BB	USD	12,776,180	NZD	15,568,133	03/19/14	(226,329)
BB	USD	2,449,507	SEK	16,121,457	03/19/14	9,508
BB	USD	6,258,535	SEK	40,732,242	03/19/14	(45,621)
BB	USD	1,947,378	SGD	2,464,085	03/19/14	(17,403)
BNP	AUD	58,143	USD	51,885	03/11/14	1,120
BNP	AUD	1,900,000	USD	1,692,237	04/10/14	36,692
BNP	AUD	1,961,835	USD	1,734,098	04/15/14	25,247
BNP	AUD	1,962,341	USD	1,734,580	04/29/14	26,892
BNP	AUD	12,646,561	USD	11,043,824	04/30/14	39,146
BNP	CAD	1,950,000	USD	1,864,059	02/11/14	113,545
BNP	CAD	11,915,760	USD	11,137,775	03/12/14	448,292
BNP	CAD	1,660,000	USD	1,558,940	04/10/14	70,797
BNP	CAD	5,252,505	USD	4,903,897	04/14/14	195,616
BNP	DKK	1,200,000	USD	219,174	04/10/14	2,138
BNP	EUR	219,000	USD	298,057	02/19/14	2,691
BNP	EUR	4,854,804	USD	6,500,402	02/19/14	(47,295)
BNP	EUR	773,627	USD	1,052,604	03/05/14	9,206
BNP	EUR	792,745	USD	1,077,260	03/11/14	8,074
BNP	GBP	57,081	USD	93,069	03/05/14	(746)
BNP	GBP	57,281	USD	94,238	03/11/14	99
BNP	GBP	1,275,983	USD	2,085,887	03/11/14	(11,154)
BNP	JPY	14,091,069	USD	134,343	03/11/14	(3,598)
BNP	NOK	1,000,000	USD	161,392	04/10/14	2,471
BNP	SEK	51,698	USD	7,874	03/11/14	(13)
BNP	SEK	605,028	USD	92,706	03/11/14	409
BNP	SEK	3,800,000	USD	582,520	04/10/14	3,113
BNP	USD	130,917	AUD	146,662	03/11/14	(2,867)
BNP	USD	23,462	AUD	27,118	03/11/14	214
BNP	USD	444,573	EUR	327,208	03/05/14	(3,264)
BNP	USD	72,172	EUR	52,522	03/11/14	(1,335)
BNP	USD	3,644	GBP	2,203	03/05/14	(23)
BNP	USD	144,120	JPY	14,768,302	03/11/14	451
BNP	USD	1,677,406	MXN	22,200,000	02/18/14	(19,242)
BNP	USD	1,705,279	MXN	22,500,000	02/19/14	(24,845)
BNP	USD	1,860,105	MXN	24,000,000	02/24/14	(68,378)
MSCI	AUD	12,178,810	USD	10,691,663	03/19/14	64,148
MSCI	CAD	35,378,539	USD	32,913,599	03/19/14	1,181,214
MSCI	CHF	30,525,208	USD	33,809,793	03/19/14	129,742
MSCI	EUR	1,229,957	USD	1,686,254	03/19/14	27,387

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
MSCI	GBP	2,148,718	USD	3,546,493	03/19/14	$15,354
MSCI	GBP	781,065	USD	1,280,748	03/19/14	(2,831)
MSCI	JPY	151,631,131	USD	1,475,940	03/19/14	(8,480)
MSCI	NOK	27,708,884	USD	4,469,759	03/19/14	62,681
MSCI	NZD	21,348,780	USD	17,403,233	03/19/14	193,462
MSCI	SEK	59,690,256	USD	9,176,316	03/19/14	71,724
MSCI	SGD	5,318,332	USD	4,162,338	03/19/14	(3,202)
MSCI	SGD	21,153,088	USD	16,821,794	03/19/14	253,810
MSCI	USD	11,550,838	AUD	12,895,129	03/19/14	(298,246)
MSCI	USD	7,925,652	CAD	8,554,117	03/19/14	(253,133)
MSCI	USD	2,813,583	CHF	2,514,563	03/19/14	(39,135)
MSCI	USD	35,202,026	EUR	25,892,932	03/19/14	(279,732)
MSCI	USD	22,717,783	GBP	13,900,512	03/19/14	125,900
MSCI	USD	22,188,064	JPY	2,291,348,630	03/19/14	243,505
MSCI	USD	10,657,067	NOK	65,731,045	03/19/14	(202,591)
MSCI	USD	12,354,808	NZD	14,860,162	03/19/14	(375,669)
MSCI	USD	8,434,034	SEK	54,973,899	03/19/14	(48,831)
RBS	CAD	6,117,621	USD	5,826,694	02/24/14	336,580
RBS	CAD	7,280,156	USD	6,968,103	02/25/14	434,852
RBS	CAD	5,000,000	USD	4,699,557	03/12/14	214,118
RBS	EUR	515,115	USD	699,092	03/05/14	4,352
RBS	EUR	70,857	USD	97,135	03/11/14	1,570
RBS	GBP	4,898,523	USD	7,881,268	02/11/14	(170,991)
RBS	GBP	128,911	USD	211,267	03/11/14	(595)
RBS	GBP	74,121	USD	122,948	03/11/14	1,133
RBS	HKD	2,600,000	USD	335,476	02/11/14	583
RBS	HKD	1,773,607	USD	228,792	03/11/14	327
RBS	HKD	3,900,000	USD	502,993	04/10/14	594
RBS	JPY	30,000,000	USD	297,046	02/12/14	3,407
RBS	JPY	28,540,874	USD	273,935	03/11/14	(5,458)
RBS	MXN	9,072,000	USD	691,499	04/16/14	16,950
RBS	SGD	20,405	USD	16,089	03/11/14	107
RBS	SGD	450,000	USD	354,991	04/10/14	2,530
RBS	USD	207,138	EUR	152,862	03/05/14	(973)
RBS	USD	140,632	EUR	103,850	03/11/14	(569)
RBS	USD	27,507	HKD	213,267	03/11/14	(35)
RBS	USD	216,736	JPY	22,596,158	03/11/14	4,463
RBS	USD	1,731,369	MXN	22,500,000	02/21/14	(51,211)
RBS	USD	7,101	SGD	8,879	03/11/14	(146)
						$4,890,515

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Variance swaps2,9

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	EUR	10	03/21/14	Receive	DJ EuroStoxx 50 Index	18.60%	$—	$212	$212
BB	EUR	5	04/17/14	Receive	DJ EuroStoxx 50 Index	19.00	—	4,834	4,834
BB	GBP	6	02/21/14	Receive	FTSE 100 Index	15.70	—	(27,321)	(27,321)
BB	GBP	5	03/21/14	Receive	FTSE 100 Index	15.35	—	2,470	2,470
BB	USD	25	02/21/14	Receive	S&P 500 Index	16.00	—	(84,139)	(84,139)
BNP	AUD	2	02/20/14	Receive	ASX SPI 200 Index	14.30	—	(3,780)	(3,780)
BNP	EUR	8	04/17/14	Receive	DJ EuroStoxx 50 Index	18.80	—	17,896	17,896
BNP	EUR	10	04/17/14	Receive	DJ EuroStoxx 50 Index	18.60	—	30,493	30,493
BNP	GBP	7	04/17/14	Receive	FTSE 100 Index	15.30	—	23,001	23,001
BNP	GBP	9	12/19/14	Pay	FTSE 100 Index	18.10	—	3,534	3,534
BNP	GBP	5	12/19/14	Pay	FTSE 100 Index	25.00	—	63,879	63,879
BNP	GBP	10	12/19/14	Pay	FTSE 100 Index	25.20	—	130,594	130,594
BNP	GBP	13	12/19/14	Pay	FTSE 100 Index	26.90	—	195,120	195,120
BNP	GBP	2	12/19/14	Pay	FTSE 100 Index	28.20	—	39,127	39,127
BNP	GBP	4	12/19/14	Pay	FTSE 100 Index	28.50	—	68,927	68,927
BNP	HKD	194	12/30/14	Receive	China Enterprises Index (Hang Seng)	28.90	—	(73,320)	(73,320)
BNP	HKD	85	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.30	—	(87,627)	(87,627)
BNP	HKD	15	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.50	—	(15,600)	(15,600)
BNP	HKD	129	12/30/14	Receive	China Enterprises Index (Hang Seng)	33.65	—	(137,714)	(137,714)
BNP	HKD	53	12/30/14	Receive	China Enterprises Index (Hang Seng)	34.00	—	(57,973)	(57,973)
BNP	HKD	41	12/30/14	Receive	China Enterprises Index (Hang Seng)	34.25	—	(45,668)	(45,668)
BNP	HKD	112	12/30/14	Receive	Hang Seng Index	22.45	—	(18,544)	(18,544)
BNP	HKD	155	12/30/14	Receive	Hang Seng Index	23.00	—	(56,244)	(56,244)
BNP	KRW	38,613	12/11/14	Receive	Kospi 2 Index	22.70	—	(156,586)	(156,586)
BNP	USD	7	02/21/14	Receive	Russell 2000 Index	20.50	—	(26,916)	(26,916)
BNP	USD	17	05/16/14	Receive	Russell 2000 Index	19.70	—	48,230	48,230
BNP	USD	2	02/21/14	Receive	S&P 500 Index	15.70	—	(6,167)	(6,167)
BNP	USD	38	03/21/14	Receive	S&P 500 Index	16.00	—	(39,035)	(39,035)
BNP	USD	25	12/19/14	Pay	S&P 500 Index	20.80	—	86,687	86,687
BNP	USD	10	12/19/14	Pay	S&P 500 Index	21.00	—	36,895	36,895
BNP	USD	20	12/19/14	Pay	S&P 500 Index	21.40	—	89,822	89,822
BNP	USD	25	12/19/14	Pay	S&P 500 Index	21.60	—	116,402	116,402
CSI	USD	18	03/21/14	Receive	S&P 500 Index	15.40	—	(20,523)	(20,523)
							$—	$100,966	$100,966

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
AUD	11,250	12/04/17	6 Month AUD Bank Bill Rate	4.215%	$54,621	$54,621
AUD	22,500	12/07/17	6 Month AUD Bank Bill Rate	4.200	102,470	102,470
AUD	11,250	12/11/17	6 Month AUD Bank Bill Rate	4.200	50,032	50,032
EUR	5,719	06/26/16	6 Month EURIBOR	1.380	58,201	58,201
EUR	5,719	06/29/16	6 Month EURIBOR	1.250	47,912	47,912
EUR	5,719	06/29/16	6 Month EURIBOR	1.250	47,912	47,912
EUR	7,765	08/17/16	6 Month EURIBOR	1.220	56,664	56,664
EUR	7,765	08/17/16	6 Month EURIBOR	1.210	55,625	55,625
EUR	5,719	08/17/16	6 Month EURIBOR	1.200	40,201	40,201
EUR	5,098	08/17/16	6 Month EURIBOR	1.204	36,110	36,110

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
EUR	7,765	08/17/16	6 Month EURIBOR	1.208%	$55,365	$55,365
EUR	5,098	08/19/16	6 Month EURIBOR	1.244	38,692	38,692
EUR	5,098	08/19/16	6 Month EURIBOR	1.207	36,167	36,167
EUR	5,098	08/19/16	6 Month EURIBOR	1.239	38,351	38,351
EUR	5,098	08/19/16	6 Month EURIBOR	1.212	36,508	36,508
EUR	5,098	08/19/16	6 Month EURIBOR	1.202	35,826	35,826
EUR	5,098	08/19/16	6 Month EURIBOR	1.255	39,442	39,442
EUR	5,098	08/19/16	6 Month EURIBOR	1.252	39,238	39,238
EUR	4,546	08/19/16	6 Month EURIBOR	1.270	36,084	36,084
EUR	21,500	11/28/24	6 Month EURIBOR	2.263	352,527	352,527
EUR	745	01/16/25	6 Month EURIBOR	2.402	21,273	21,273
EUR	1,000	06/06/27	2.784%	6 Month EURIBOR	3,935	3,935
EUR	1,000	06/06/27	6 Month EURIBOR	2.784	(3,935)	28,257
EUR	700	08/21/27	6 Month EURIBOR	3.219	29,132	29,132
EUR	600	08/21/27	6 Month EURIBOR	3.216	24,760	24,760
EUR	600	08/21/27	6 Month EURIBOR	3.219	24,970	24,970
EUR	600	08/21/27	6 Month EURIBOR	3.227	25,529	25,529
EUR	700	08/21/27	3.219	6 Month EURIBOR	(29,132)	(22,425)
EUR	600	08/21/27	3.219	6 Month EURIBOR	(24,970)	(19,582)
EUR	600	08/21/27	3.216	6 Month EURIBOR	(24,760)	(19,373)
EUR	600	08/21/27	3.227	6 Month EURIBOR	(25,529)	(18,794)
EUR	1,420	11/16/35	6 Month EURIBOR	3.006	81,597	81,597
EUR	2,230	11/16/35	6 Month EURIBOR	2.960	106,379	106,379
EUR	2,230	11/18/35	6 Month EURIBOR	2.950	101,271	101,271
EUR	2,230	11/19/35	6 Month EURIBOR	2.915	84,503	84,503
EUR	3,917	11/20/35	6 Month EURIBOR	2.925	156,462	156,462
EUR	574	11/25/35	6 Month EURIBOR	2.960	26,950	26,950
EUR	300	06/06/47	6 Month EURIBOR	2.790	(3,938)	(3,938)
EUR	300	06/06/47	2.790	6 Month EURIBOR	3,938	(17,523)
EUR	348	08/21/47	3.038	6 Month EURIBOR	(17,276)	(17,276)
EUR	406	08/21/47	3.030	6 Month EURIBOR	(19,285)	(19,285)
EUR	348	08/21/47	3.027	6 Month EURIBOR	(16,251)	(16,251)
EUR	348	08/21/47	3.030	6 Month EURIBOR	(16,530)	(16,530)
EUR	348	08/21/47	6 Month EURIBOR	3.030	16,530	19,224
EUR	348	08/21/47	6 Month EURIBOR	3.027	16,251	18,945
EUR	348	08/21/47	6 Month EURIBOR	3.038	17,276	18,622
EUR	406	08/21/47	6 Month EURIBOR	3.030	19,285	25,322
EUR	890	11/16/55	2.986	6 Month EURIBOR	(87,086)	(87,086)
EUR	1,391	11/16/55	2.938	6 Month EURIBOR	(113,839)	(113,839)
EUR	1,391	11/18/55	2.928	6 Month EURIBOR	(108,954)	(108,954)
EUR	1,391	11/19/55	2.891	6 Month EURIBOR	(91,629)	(91,629)
EUR	2,449	11/20/55	2.903	6 Month EURIBOR	(170,940)	(170,940)
EUR	597	11/25/55	2.900	6 Month EURIBOR	(40,825)	(40,825)
JPY	1,250,000	11/28/24	0.950	6 Month JPY LIBOR	19,961	19,961
JPY	92,900	01/16/25	1.015	6 Month JPY LIBOR	(2,134)	(2,134)
USD	16,500	11/28/24	3.250	3 Month USD LIBOR	(138,929)	(138,929)
USD	780	01/16/25	3.391	3 Month USD LIBOR	(12,121)	(12,121)
					$1,089,887	$1,137,606

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Centrally cleared credit default swap agreements—buy protection12

Referenced obligations[11]	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
CDX North America High Yield Series 21 Index	USD	2,510	12/20/18	5.000%	$(179,305)	$1,415
CDX North America High Yield Series 20 Index	USD	1,000	06/20/18	5.000	(80,816)	(24,196)
CDX North America High Yield Series 21 Index	USD	7,000	12/20/18	5.000	(500,053)	(93,684)
					$(760,174)	$(116,465)

Centrally cleared credit default swap agreements—sell protection13

Referenced obligations[11]	Notional amount (000)		Termination date	Payments received by the Portfolio[10]	Value	Unrealized appreciation	Credit spread[14]
CDX North America High Yield Series 21 Index	USD	8,300	12/20/18	5.000%	$584,218	$254,231	4.04
CDX North America High Yield Series 20 Index	USD	1,000	06/20/18	5.000	80,816	35,732	3.81
CDX North America High Yield Series 21 Index	USD	1,000	12/20/18	5.000	70,387	25,297	3.92
CDX North America High Yield Series 21 Index	USD	15,100	12/20/18	5.000	1,062,853	408,516	3.96
					$1,798,274	$723,776

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$191,901,709	$—	$0	$191,901,709
Corporate notes	—	25,488,765	—	25,488,765
Non-US government obligations	—	14,297,904	—	14,297,904
Time deposits	—	108,335,047	—	108,335,047
Short-term US government obligations	—	209,986,034	—	209,986,034
Repurchase agreement	—	62,779,000	—	62,779,000
Options and swaptions purchased	6,511,820	3,456,050	—	9,967,870
Investments sold short	(26,489,637)	—	—	(26,489,637)
Written options	(7,049,684)	(227,724)	—	(7,277,408)
Foreign exchange written options	—	(904,216)	—	(904,216)
Futures contracts, net	(2,625,212)	—	—	(2,625,212)
Forward foreign currency contracts, net	—	4,890,515	—	4,890,515
Swap agreements, net	—	2,228,953	—	2,228,953

At January 31, 2014, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2014 (unaudited)

Fair valuation summary—(concluded)

The following is a rollforward of the Portfolio's investments that were fair valued using unobservable inputs (Level 3) for the six months ended January 31, 2014:

	Common stocks	Rights	Total
Beginning balance	$0	$0	$0
Purchases	—	—	—
Sales	—	0	0
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	0	0
Net change in unrealized appreciation/depreciation	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$0	$—	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2014, was $0.

Portfolio footnotes

*  Non-income producing security.

1  Security is being fair valued by a valuation committee under the direction of the board of trustees.

2  Illiquid investments as of January 31, 2014.

3  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2014 and changes periodically.

5  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2014, the value of these securities amounted to 2.37% of net assets.

6  Perpetual bond security. The maturity date reflects the next call date.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Rate shown is the discount rate at date of purchase.

9  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

10  Payments made/received are based on the notional amount.

11  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

12  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGC  Associated General Contractors

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2014.

ASX  Australian Securities Exchange

BHAC  Berkshire Hathaway Assurance Corporation

BOBL  Bundesobligationen

CAC  French Stock Market Index

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

CETIP  Central of Custody and Settlement of Private Bonds

COFI  Cost of Funds Index

DAX  German Stock Index

ETF  Exchange Traded Fund

ETN  Exchange Traded Notes

EURIBOR  Euro Interbank Offered Rate

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FTSE  London Stock Exchange Index

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

IBEX  Spanish Exchange Index

ICC  International Code Council

JGB  Japan Government Bond

KOSPI  Korea Composite Stock Price Index

LIBOR  London Interbank Offered Rate

MLCC  Merrill Lynch Credit Corporation

MTN  Medium Term Note

NATL-RE  National Reinsurance

NCUA  National Credit Union Administration

NIKKEI  Tokyo Stock Exchange Index

NVDR  Non Voting Depositary Receipt

OAT  Obligation Assimilables du Trésor

OJSC  Open Joint Stock Company

OMX  Stockholm Stock Exchange

PSF  Permanent School Fund

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SBA  Small Business Administration

S&P  Standard and Poor's

S&P TSX  S&P/Toronto Stock Exchange Index

SCSDE  South Carolina School District Enhancement

SDR  Special Drawing Rights

SPI  Swiss Performance Index

STOXX  A series of market indexes that are representative of the European and global markets.

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

TOPIX  Tokyo Stock Price Index

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Nouveau Sol

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TWD  Taiwan Dollar

USD  United States Dollar

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSCM  Goldman Sachs Capital Management

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SSC  State Street Bank and Trust Co.

TDB  Toronto Dominion Bank

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2013 to January 31, 2014.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2013	Ending account value January 31, 2014	Expenses paid during period[1] 08/01/13 to 01/31/14	Expense ratio during the period
PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.10	$0.71	0.14%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.71	0.14
PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,021.30	4.89	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.37	4.89	0.96
Class C	Actual	1,000.00	1,018.60	7.43	1.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.43	1.46
Class Y	Actual	1,000.00	1,022.60	3.62	0.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.63	3.62	0.71
Class P	Actual	1,000.00	1,021.80	3.62	0.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.63	3.62	0.71
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,012.80	4.72	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class C	Actual	1,000.00	1,010.20	7.25	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	1,014.10	3.45	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
Class P	Actual	1,000.00	1,014.90	3.45	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,012.90	5.43	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.81	5.45	1.07
Class C	Actual	1,000.00	1,010.50	7.80	1.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.44	7.83	1.54
Class Y	Actual	1,000.00	1,014.20	4.16	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82
Class P	Actual	1,000.00	1,014.20	4.16	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82

PACE Select Advisors Trust

		Beginning account value August 1, 2013	Ending account value January 31, 2014	Expenses paid during period[1] 08/01/13 to 01/31/14	Expense ratio during the period
PACE Municipal Fixed Income Investments
Class A	Actual	$1,000.00	$1,026.50	$4.60	0.90%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58	0.90
Class C	Actual	1,000.00	1,023.80	7.14	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class Y	Actual	1,000.00	1,027.70	3.32	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
Class P	Actual	1,000.00	1,028.60	3.32	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
PACE International Fixed Income Investments
Class A	Actual	1,000.00	1,012.90	6.24	1.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.26	1.23
Class C	Actual	1,000.00	1,009.50	8.66	1.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.58	8.69	1.71
Class Y	Actual	1,000.00	1,013.10	5.07	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P	Actual	1,000.00	1,014.00	5.08	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
PACE High Yield Investments
Class A	Actual	1,000.00	1,041.80	6.48	1.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.41	1.26
Class C	Actual	1,000.00	1,039.40	8.84	1.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.53	8.74	1.72
Class Y	Actual	1,000.00	1,043.00	5.15	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P	Actual	1,000.00	1,042.90	5.30	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.01	5.24	1.03

PACE Select Advisors Trust

		Beginning account value August 1, 2013	Ending account value January 31, 2014	Expenses paid during period[1] 08/01/13 to 01/31/14	Expense ratio during the period
PACE Large Co Value Equity Investments
Class A	Actual	$1,000.00	$1,057.80	$6.64	1.28%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.51	1.28
Class C	Actual	1,000.00	1,053.40	10.71	2.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.77	10.51	2.07
Class Y	Actual	1,000.00	1,058.80	5.40	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.30	1.04
Class P	Actual	1,000.00	1,059.00	5.40	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.30	1.04
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,111.00	6.33	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.21	6.06	1.19
Class C	Actual	1,000.00	1,105.70	10.88	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class Y	Actual	1,000.00	1,111.90	5.00	0.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.47	4.79	0.94
Class P	Actual	1,000.00	1,112.00	4.95	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,078.30	6.55	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class C	Actual	1,000.00	1,074.20	10.46	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class Y	Actual	1,000.00	1,078.70	6.08	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16
Class P	Actual	1,000.00	1,078.70	6.08	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16

PACE Select Advisors Trust

		Beginning account value August 1, 2013	Ending account value January 31, 2014	Expenses paid during period[1] 08/01/13 to 01/31/14	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,101.90	$6.57	1.24%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31	1.24
Class C	Actual	1,000.00	1,097.70	10.52	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	10.11	1.99
Class Y	Actual	1,000.00	1,102.60	5.99	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
Class P	Actual	1,000.00	1,102.70	5.99	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
PACE International Equity Investments
Class A	Actual	1,000.00	1,056.80	7.98	1.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.44	7.83	1.54
Class C	Actual	1,000.00	1,052.50	12.21	2.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.31	11.98	2.36
Class Y	Actual	1,000.00	1,058.30	6.59	1.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.46	1.27
Class P	Actual	1,000.00	1,058.30	6.64	1.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.51	1.28
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	969.10	8.44	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class C	Actual	1,000.00	966.00	12.14	2.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.85	12.43	2.45
Class Y	Actual	1,000.00	969.70	7.25	1.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.84	7.43	1.46
Class P	Actual	1,000.00	969.90	7.65	1.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.44	7.83	1.54

PACE Select Advisors Trust

		Beginning account value August 1, 2013	Ending account value January 31, 2014	Expenses paid during period[1] 08/01/13 to 01/31/14	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$1,009.60	$7.34	1.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
Class C	Actual	1,000.00	1,005.00	11.12	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.12	11.17	2.20
Class Y	Actual	1,000.00	1,010.60	6.08	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	1,010.80	6.08	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,028.00	10.17	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	10.11	1.99
Class C	Actual	1,000.00	1,024.20	13.78	2.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.59	13.69	2.70
Class Y	Actual	1,000.00	1,029.10	8.95	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.38	8.89	1.75
Class P	Actual	1,000.00	1,028.90	8.90	1.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.43	8.84	1.74

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities

January 31, 2014 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$211,933,415; $722,584,602; $435,830,607; $912,499,946; $370,665,582; $527,698,977 and $391,329,367, respectively)[1]	$211,933,415	$729,179,544	$438,442,016	$929,694,898
Investments in affiliated security, at value (cost—$0; $0; $58,226,946; $4,280,960; $0; $0 and $28,981,793, respectively)	—	—	58,226,946	4,280,960
Repurchase agreements, at value (cost—$56,142,000; $120,182,000; $9,453,000; $13,679,000; $0; $9,265,000 and $2,726,000, respectively)	56,142,000	120,182,000	9,453,000	13,679,000
Total investments in securities, at value (cost—$268,075,415; $842,766,602; $503,510,553; $930,459,906; $370,665,582; $536,963,977 and $423,037,160, respectively)	$268,075,415	$849,361,544	$506,121,962	$947,654,858
Cash	486	—	70,067	988
Cash collateral on futures	—	—	215,961	—
Cash collateral on swap agreements	—	—	485,000	—
Foreign currency, at value (cost—$0; $0; $280,252; $1,576,699; $0; $2,046,640 and $32,655, respectively)	—	—	279,810	1,564,258
Receivable from affiliate	71,051	—	—	—
Receivable for investments sold	—	14,297,807	1,619,186	58,914,660
Receivable for investments sold short	—	150,621,898	5,867,289	529,063
Receivable for when issued TBA securities	—	31,920,838	—	15,805,273
Receivable for shares of beneficial interest sold	409,599	1,291,451	1,068,751	2,095,946
Receivable for interest	9,969	1,477,279	2,440,521	5,491,615
Swap agreements, at value[2]	—	—	—	1,093,842
Due from broker	—	—	18,343	902,900
Unrealized appreciation on forward foreign currency contracts	—	—	156,520	2,391,689
Receivable for variation margin on futures contracts	—	—	84,398	—
Receivable for variation margin on swap agreements	—	—	—	224,639
Receivable for foreign tax reclaims	—	—	—	831
Other assets	18,462	46,153	44,210	56,641
Total assets	268,584,982	1,049,016,970	518,472,018	1,036,727,203
Liabilities:
Payable for shares of beneficial interest repurchased	903,214	1,207,984	970,407	2,055,587
Payable to custodian	6,832	50,433	49,601	120,715
Dividends payable to shareholders	3,016	—	—	—
Payable for when issued TBA securities	—	305,525,954	1,323,156	36,381,406
Investments sold short, at value (proceeds—$0; $150,621,898; $5,867,289; $529,063; $0; $0 and $0, respectively)	—	152,159,651	5,876,031	536,406
Payable for investments purchased	—	28,535,461	5,486,758	11,206,589
Due to broker	—	1,251,000	1,300,611	1,209,916
Payable to affiliate	—	264,700	173,221	515,853
Options and swaptions written, at value (premiums received $0; $184,102; $949,598; $334,515; $0; $0 and $0, respectively)	—	161,624	905,711	195,949
Payable for cash collateral from securities loaned	—	—	58,226,946	4,280,960
Swap agreements, at value[2]	—	—	—	1,912,778
Unrealized depreciation on forward foreign currency contracts	—	—	88,068	2,079,847
Payable for dividend and interest expense on investments sold short	—	—	7,000	—
Payable for dollar roll transactions	—	—	—	50,736,626
Payable for variation margin on futures contracts	—	—	—	1,114,620
Payable for variation margin on swap agreements	—	—	47,830	41,940
Deferred payable for dollar roll transactions	—	—	—	3,642
Accrued expenses and other liabilities	247,339	265,637	180,036	292,920
Total liabilities	1,160,401	489,422,444	74,635,376	112,685,754

1  Includes $0; $0; $57,106,105; $4,205,230; $0; $0 and $28,290,216, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Strategic Fixed Income Investments were $55,948.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$211,933,415; $722,584,602; $435,830,607; $912,499,946; $370,665,582; $527,698,977 and $391,329,367, respectively)[1]	$382,412,247	$530,246,645	$415,520,374
Investments in affiliated security, at value (cost—$0; $0; $58,226,946; $4,280,960; $0; $0 and $28,981,793, respectively)	—	—	28,981,793
Repurchase agreements, at value (cost—$56,142,000; $120,182,000; $9,453,000; $13,679,000; $0; $9,265,000 and $2,726,000, respectively)	—	9,265,000	2,726,000
Total investments in securities, at value (cost—$268,075,415; $842,766,602; $503,510,553; $930,459,906; $370,665,582; $536,963,977 and $423,037,160, respectively)	$382,412,247	$539,511,645	$447,228,167
Cash	1,130	589	—
Cash collateral on futures	—	5,605,908	—
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $280,252; $1,576,699; $0; $2,046,640 and $32,655, respectively)	—	1,989,748	32,694
Receivable from affiliate	—	—	—
Receivable for investments sold	—	873,837	497,695
Receivable for investments sold short	—	—	—
Receivable for when issued TBA securities	—	—	—
Receivable for shares of beneficial interest sold	636,085	1,246,337	1,223,604
Receivable for interest	4,039,978	7,179,069	8,667,483
Swap agreements, at value[2]	—	—	—
Due from broker	—	—	256,340
Unrealized appreciation on forward foreign currency contracts	—	2,378,540	753,375
Receivable for variation margin on futures contracts	—	256,485	—
Receivable for variation margin on swap agreements	—	—	—
Receivable for foreign tax reclaims	—	37,564	55,598
Other assets	37,302	44,144	27,389
Total assets	387,126,742	559,123,866	458,742,345
Liabilities:
Payable for shares of beneficial interest repurchased	1,191,846	1,048,936	718,192
Payable to custodian	32,347	127,448	48,267
Dividends payable to shareholders	—	—	—
Payable for when issued TBA securities	—	—	—
Investments sold short, at value (proceeds—$0; $150,621,898; $5,867,289; $529,063; $0; $0 and $0, respectively)	—	—	—
Payable for investments purchased	2,961,434	3,435	3,908,594
Due to broker	—	768	—
Payable to affiliate	205,199	342,789	286,970
Options and swaptions written, at value (premiums received $0; $184,102; $949,598; $334,515; $0; $0 and $0, respectively)	—	—	—
Payable for cash collateral from securities loaned	—	—	28,981,793
Swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,615,538	257,550
Payable for dividend and interest expense on investments sold short	—	—	—
Payable for dollar roll transactions	—	—	—
Payable for variation margin on futures contracts	—	—	—
Payable for variation margin on swap agreements	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Accrued expenses and other liabilities	88,368	276,152	188,848
Total liabilities	4,479,194	3,415,066	34,390,214

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2014 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$267,426,720	$577,615,039	$442,298,908	$937,906,503
Accumulated undistributed (distributions in excess of) net investment income	—	(2,770,633)	1,007,806	6,977,922
Accumulated net realized gain (loss)	(2,139)	(20,329,547)	(2,014,748)	(35,214,982)
Net unrealized appreciation	—	5,079,667	2,544,676	14,372,006
Net assets	$267,424,581	$559,594,526	$443,836,642	$924,041,449
Class A
Net assets	$—	$62,480,721	$29,174,032	$54,230,069
Shares outstanding	—	4,903,830	2,375,229	3,932,731
Net asset value per share	$—	$12.74	$12.28	$13.79
Maximum offering price per share	$—	$13.34	$12.86	$14.44
Class C
Net assets	$—	$14,508,419	$2,478,386	$16,762,821
Shares outstanding	—	1,137,328	201,509	1,214,965
Net asset value and offering price per share	$—	$12.76	$12.30	$13.80
Class Y
Net assets	$—	$50,650,250	$615,244	$2,400,190
Shares outstanding	—	3,974,611	50,087	174,167
Net asset value, offering price and redemption value per share[1]	$—	$12.74	$12.28	$13.78
Class P
Net assets	$267,424,581	$431,955,136	$411,568,980	$850,648,369
Shares outstanding	267,424,580	33,884,967	33,501,277	61,690,849
Net asset value, offering price and redemption value per share[1]	$1.00	$12.75	$12.29	$13.79

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$371,566,692	$594,846,317	$403,484,889
Accumulated undistributed (distributions in excess of) net investment income	(3,602)	(19,432,248)	(152,191)
Accumulated net realized gain (loss)	(662,207)	(23,183,815)	(3,685,505)
Net unrealized appreciation	11,746,665	3,478,546	24,704,938
Net assets	$382,647,548	$555,708,800	$424,352,131
Class A
Net assets	$63,190,574	$64,447,737	$23,962,229
Shares outstanding	4,867,347	6,104,548	2,271,928
Net asset value per share	$12.98	$10.56	$10.55
Maximum offering price per share	$13.59	$11.06	$11.05
Class C
Net assets	$11,592,495	$4,884,967	$5,775,235
Shares outstanding	892,841	462,480	548,037
Net asset value and offering price per share	$12.98	$10.56	$10.54
Class Y
Net assets	$82,288	$5,146,885	$1,671,586
Shares outstanding	6,334	488,811	157,984
Net asset value, offering price and redemption value per share[1]	$12.99	$10.53	$10.58
Class P
Net assets	$307,782,191	$481,229,211	$392,943,081
Shares outstanding	23,700,645	45,578,201	37,178,535
Net asset value, offering price and redemption value per share[1]	$12.99	$10.56	$10.57

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2014 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,233,014,780; $944,816,035; $434,718,013; $388,919,598; $1,004,593,002; $396,815,100; $118,367,517 and $542,636,472, respectively)[1]	$1,433,278,439	$1,258,988,044	$506,031,794	$536,698,648
Investments in affiliated security, at value (cost—$214,974; $1,204,868; $30,433,428; $42,967,706; $19,210,425; $31,010,200; $6,293,259 and $0, respectively)	214,974	1,204,868	30,433,428	42,967,706
Repurchase agreements, at value (cost—$16,963,000; $23,390,000; $20,937,000; $12,449,000; $16,975,000; $7,841,000; $3,418,000 and $62,779,000, respectively)	16,963,000	23,390,000	20,937,000	12,449,000
Total investments in securities, at value (cost—$1,250,192,754; $969,410,903; $486,088,441; $444,336,304; $1,040,778,427; $435,666,300; $128,078,776 and $605,415,472, respectively)	$1,450,456,413	$1,283,582,912	$557,402,222	$592,115,354
Cash	2,427	1,717	2,290	68,466
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	—	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $3,435,588; $396,872; $4,688 and $454,393, respectively)	—	—	—	—
Receivable for investments sold	2,572,900	21,613,070	7,290,884	10,030,482
Receivable for shares of beneficial interest sold	1,787,618	1,712,030	947,938	833,125
Receivable for dividends and interest	1,289,810	1,252,075	200,433	138,473
Swap agreements, at value	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Receivable for variation margin on swap agreements	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	13,343	—	—	—
Other assets	64,307	62,458	38,099	38,455
Total assets	1,456,186,818	1,308,224,262	565,881,866	603,224,355
Liabilities:
Investments sold short, at value (proceeds—$78,887,058; $0; $0; $0; $77,534,048; $0; $0 and $27,982,154, respectively)	82,307,627	—	—	—
Payable for investments purchased	6,021,295	3,927,133	10,171,159	13,545,200
Payable for shares of beneficial interest repurchased	1,950,263	1,803,710	808,267	882,686
Payable to affiliate	961,883	919,238	441,577	438,304
Payable for cash collateral from securities loaned	214,974	1,204,868	30,433,428	42,967,706
Payable to custodian	136,417	128,733	51,875	53,803
Payable for dividend and interest expense on investments sold short	90,335	—	—	—
Payable for foreign withholding and foreign capital gain taxes	17,595	—	—	554
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $8,762,125, respectively)	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Swap agreements, at value	—	—	—	—
Payable for variation margin on swap agreements	—	—	—	—
Due to broker	—	—	—	—
Accrued expenses and other liabilities	281,210	288,369	270,014	261,445
Total liabilities	91,981,599	8,272,051	42,176,320	58,149,698

1  Includes $3,045,874; $1,200,216; $31,864,143; $43,927,878; $22,939,669; $33,780,306; $5,909,223 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,233,014,780; $944,816,035; $434,718,013; $388,919,598; $1,004,593,002; $396,815,100; $118,367,517 and $542,636,472, respectively)[1]	$1,075,615,486	$382,023,902	$125,761,227	$559,977,329
Investments in affiliated security, at value (cost—$214,974; $1,204,868; $30,433,428; $42,967,706; $19,210,425; $31,010,200; $6,293,259 and $0, respectively)	19,210,425	31,010,200	6,293,259	—
Repurchase agreements, at value (cost—$16,963,000; $23,390,000; $20,937,000; $12,449,000; $16,975,000; $7,841,000; $3,418,000 and $62,779,000, respectively)	16,975,000	7,841,000	3,418,000	62,779,000
Total investments in securities, at value (cost—$1,250,192,754; $969,410,903; $486,088,441; $444,336,304; $1,040,778,427; $435,666,300; $128,078,776 and $605,415,472, respectively)	$1,111,800,911	$420,875,102	$135,472,486	$622,756,329
Cash	1,455	1,588	1,006	—
Cash collateral on futures	126,000	—	—	6,381,010
Cash collateral on swap agreements	—	—	—	2,424,817
Cash collateral on investments sold short	—	—	—	26,705,276
Foreign currency, at value (cost—$0; $0; $0; $0; $3,435,588; $396,872; $4,688 and $454,393, respectively)	3,424,564	392,147	4,687	441,255
Receivable for investments sold	16,817,573	2,996,639	241,886	38,999,238
Receivable for shares of beneficial interest sold	2,113,473	1,442,818	426,296	1,764,412
Receivable for dividends and interest	937,272	510,491	310,979	940,799
Swap agreements, at value	—	—	—	958,123
Receivable for variation margin on futures contracts	6,205	—	—	1,232,157
Receivable for variation margin on swap agreements	—	—	—	180,846
Due from broker	—	—	—	41,849
Unrealized appreciation on forward foreign currency contracts	146,656	—	—	8,821,909
Receivable for foreign tax reclaims	384,956	—	7,528	25,204
Other assets	55,875	39,967	32,543	37,068
Total assets	1,135,814,940	426,258,752	136,497,411	711,710,292
Liabilities:
Investments sold short, at value (proceeds—$78,887,058; $0; $0; $0; $77,534,048; $0; $0 and $27,982,154, respectively)	76,079,489	—	—	26,489,637
Payable for investments purchased	23,619,916	2,677,401	140,090	35,894,593
Payable for shares of beneficial interest repurchased	1,308,304	686,287	201,977	635,878
Payable to affiliate	802,915	345,661	46,478	787,786
Payable for cash collateral from securities loaned	19,210,425	31,010,200	6,293,259	—
Payable to custodian	248,652	188,342	24,196	4,307,271
Payable for dividend and interest expense on investments sold short	95,116	—	—	14,002
Payable for foreign withholding and foreign capital gain taxes	79,832	586,754	98,711	44,455
Unrealized depreciation on forward foreign currency contracts	292,768	—	—	3,931,394
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $8,762,125, respectively)	—	—	—	8,181,624
Payable for variation margin on futures contracts	—	—	—	3,857,925
Swap agreements, at value	—	—	—	857,157
Payable for variation margin on swap agreements	—	—	—	—
Due to broker	—	—	—	5,261,985
Accrued expenses and other liabilities	330,659	358,645	183,061	258,702
Total liabilities	122,068,076	35,853,290	6,987,772	90,522,409

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

January 31, 2014 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,141,000,968	$945,851,567	$431,708,172	$376,786,487
Accumulated undistributed (distributions in excess of) net investment income	193,379	633,780	533,122	(1,895,683)
Accumulated net realized gain (loss)	26,167,782	39,294,855	20,150,471	22,404,803
Net unrealized appreciation (depreciation)	196,843,090	314,172,009	71,313,781	147,779,050
Net assets	$1,364,205,219	$1,299,952,211	$523,705,546	$545,074,657
Class A
Net assets	$150,044,318	$66,627,789	$32,684,633	$44,398,921
Shares outstanding	6,426,841	2,785,494	1,549,378	2,143,588
Net asset value per share	$23.35	$23.92	$21.10	$20.71
Maximum offering price per share	$24.71	$25.31	$22.33	$21.92
Class C
Net assets	$14,805,898	$4,351,136	$5,181,784	$4,525,157
Shares outstanding	632,317	203,609	276,373	251,493
Net asset value and offering price per share	$23.42	$21.37	$18.75	$17.99
Class Y
Net assets	$18,934,694	$15,526,761	$856,335	$642,588
Shares outstanding	809,629	634,193	39,409	29,554
Net asset value, offering price and redemption value per share[1]	$23.39	$24.48	$21.73	$21.74
Class P
Net assets	$1,180,420,309	$1,213,446,525	$484,982,794	$495,507,991
Shares outstanding	50,647,129	49,814,554	22,495,142	23,039,492
Net asset value, offering price and redemption value per share[1]	$23.31	$24.36	$21.56	$21.51

1  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,143,710,934	$433,316,910	$149,253,836	$677,305,357
Accumulated undistributed (distributions in excess of) net investment income	(4,735,423)	792,910	(2,277,025)	(6,596,096)
Accumulated net realized gain (loss)	(197,598,357)	(28,579,352)	(24,859,023)	(73,037,668)
Net unrealized appreciation (depreciation)	72,369,710	(15,125,006)	7,391,851	23,516,290
Net assets	$1,013,746,864	$390,405,462	$129,509,639	$621,187,883
Class A
Net assets	$55,647,987	$15,578,450	$5,156,165	$68,163,944
Shares outstanding	3,841,509	1,312,135	798,437	6,620,181
Net asset value per share	$14.49	$11.87	$6.46	$10.30
Maximum offering price per share	$15.33	$12.56	$6.84	$10.90
Class C
Net assets	$2,791,220	$1,887,112	$219,081	$5,107,604
Shares outstanding	195,826	170,220	34,026	510,068
Net asset value and offering price per share	$14.25	$11.09	$6.44	$10.01
Class Y
Net assets	$22,049,655	$11,236,476	$274,869	$4,460,409
Shares outstanding	1,525,390	929,802	42,418	429,897
Net asset value, offering price and redemption value per share[1]	$14.46	$12.08	$6.48	$10.38
Class P
Net assets	$933,258,002	$361,703,424	$123,859,524	$543,455,926
Shares outstanding	64,694,632	30,062,695	19,171,479	52,514,598
Net asset value, offering price and redemption value per share[1]	$14.43	$12.03	$6.46	$10.35

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2014 (unaudited)

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$6,304	$240,000
Interest (net of foreign withholding taxes of $0, $578, $0, $0, $0, $0 and $0, respectively)	227,595	6,407,589	4,486,325	15,764,085
Securities lending income (includes $0, $0, $578, $292, $0, $40 and $1,651, respectively, earned from an affiliated entity)	—	—	19,001	9,928
	227,595	6,407,589	4,511,630	16,014,013
Expenses:
Investment management and administration fees	528,868	1,791,552	1,183,731	2,766,478
Service fees–Class A	—	80,657	37,972	74,841
Service and distribution fees–Class C	—	57,988	10,124	70,514
Transfer agency and related services fees	639,784	452,867	320,770	519,384
Reports and notices to shareholders	65,526	27,662	15,844	35,394
Professional fees	55,560	92,179	77,322	86,496
State registration fees	18,999	35,183	37,649	40,213
Custody and accounting fees	14,145	100,554	99,486	239,395
Trustees' fees	12,197	12,471	11,501	14,665
Insurance expense	3,679	6,641	5,038	10,150
Interest expense	—	—	—	50,025
Other expenses	14,266	1,361	22,646	13,537
	1,353,024	2,659,115	1,822,083	3,921,092
Fee waivers and/or expense reimbursements	(1,140,581)	(452,048)	(242,016)	(6,195)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	17,393
Net expenses	212,443	2,207,067	1,580,067	3,932,290
Net investment income	15,152	4,200,522	2,931,563	12,081,723
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	—	376,676	(1,442,655)	(28,446,267)
Futures	—	—	278,385	1,160,955
Options and swaptions written	—	498,906	577,409	416,504
Investments sold short	—	4,460	—	391
Swap agreements	—	—	1,146,914	(14,004,146)
Forward foreign currency contracts	—	—	291,620	170,215
Foreign currency transactions	—	—	(21,357)	(242,370)
Net realized gain (loss)	—	880,042	830,316	(40,944,718)
Net change in unrealized appreciation/depreciation of:
Investments	—	8,836,584	3,739,943	31,077,657
Futures	—	—	(155,606)	(1,124,546)
Options and swaptions written	—	22,478	57,971	138,566
Investments sold short	—	(1,239,510)	(8,742)	1,602
Swap agreements	—	—	(1,206,689)	11,106,000
Forward foreign currency contracts	—	—	(69,272)	(16,387)
Other assets and liabilities denominated in foreign currency	—	—	7,682	99,528
Net change in unrealized appreciation/depreciation	—	7,619,552	2,365,287	41,282,420
Net realized and unrealized gain from investment activities	—	8,499,594	3,195,603	337,702
Net increase in net assets resulting from operations	$15,152	$12,700,116	$6,127,166	$12,419,425

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$—
Interest (net of foreign withholding taxes of $0, $578, $0, $0, $0, $0 and $0, respectively)	6,671,416	8,419,455	13,461,905
Securities lending income (includes $0, $0, $578, $292, $0, $40 and $1,651, respectively, earned from an affiliated entity)	—	469	93,781
	6,671,416	8,419,924	13,555,686
Expenses:
Investment management and administration fees	1,010,092	2,077,649	1,629,663
Service fees–Class A	79,005	83,982	29,705
Service and distribution fees–Class C	45,083	20,369	21,555
Transfer agency and related services fees	82,746	505,927	346,930
Reports and notices to shareholders	9,092	33,767	18,184
Professional fees	67,793	87,717	72,814
State registration fees	31,366	33,562	32,840
Custody and accounting fees	64,182	254,100	88,373
Trustees' fees	10,983	14,325	11,008
Insurance expense	3,503	5,874	3,550
Interest expense	—	9,751	—
Other expenses	12,929	14,562	12,859
	1,416,774	3,141,585	2,267,481
Fee waivers and/or expense reimbursements	(61,483)	(258,725)	(122,403)
Recoupment of fees waived or expenses previously reimbursed	—	—	—
Net expenses	1,355,291	2,882,860	2,145,078
Net investment income	5,316,125	5,537,064	11,410,608
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(69,844)	3,512,847	(245,971)
Futures	—	1,210,285	409,108
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(8,294,763)	(2,039,275)
Foreign currency transactions	—	23,219	145,623
Net realized gain (loss)	(69,844)	(3,548,412)	(1,730,515)
Net change in unrealized appreciation/depreciation of:
Investments	4,937,460	1,274,713	8,783,352
Futures	—	(2,633,290)	(892,870)
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	6,799,744	(487,978)
Other assets and liabilities denominated in foreign currency	—	(213,200)	(46,267)
Net change in unrealized appreciation/depreciation	4,937,460	5,227,967	7,356,237
Net realized and unrealized gain from investment activities	4,867,616	1,679,555	5,625,722
Net increase in net assets resulting from operations	$10,183,741	$7,216,619	$17,036,330

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2014 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $60,582; $0; $5,517; $6,217; $613,101; $393,201; $71,727 and $86,307, respectively)	$13,675,945	$7,293,069	$3,953,140	$985,889
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $16; $0; $0)	15	15	6	2
Securities lending income (includes $73; $675; $1,339; $1,546; $1,295; $1,347; $270 and $0, respectively, earned from an affiliated entity)	8,193	11,201	152,876	139,097
	13,684,153	7,304,285	4,106,022	1,124,988
Expenses:
Investment management and administration fees	5,062,279	4,989,669	2,067,452	2,149,061
Service fees–Class A	191,372	82,847	41,205	55,050
Service and distribution fees–Class C	74,459	21,653	25,985	22,285
Transfer agency and related services fees	586,278	550,571	517,448	519,597
Custody and accounting fees	265,090	248,877	100,564	104,659
Professional fees	88,640	74,440	69,173	68,589
Reports and notices to shareholders	75,059	32,790	30,985	34,375
State registration fees	35,704	34,558	29,352	28,894
Trustees' fees	16,736	16,251	11,510	11,643
Insurance expense	13,093	12,463	4,530	4,829
Interest expense	—	—	—	—
Dividend expense, interest expense and other borrowing costs for investments sold short	1,006,932	—	—	—
Other expenses	22,562	19,455	13,455	13,353
	7,438,204	6,083,574	2,911,659	3,012,335
Fee waivers and/or expense reimbursements	(94,967)	—	—	(22)
Recoupment of fees waived or expenses previously reimbursed	—	902	125,619	72,396
Net expenses	7,343,237	6,084,476	3,037,278	3,084,709
Net investment income (loss)	6,340,916	1,219,809	1,068,744	(1,959,721)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $77,377; $57,598; $0 and $0, respectively)	110,233,821	80,460,876	43,036,466	43,856,347
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(823,963)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net realized gain (loss)	109,409,858	80,460,876	43,036,466	43,856,347
Net change in unrealized appreciation/depreciation of:
Investments	(35,625,548)	51,468,471	(5,828,832)	9,416,952
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(3,420,569)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	—	—
Net change in unrealized appreciation/depreciation	(39,046,117)	51,468,471	(5,828,832)	9,416,952
Net realized and unrealized gain (loss) from investment activities	70,363,741	131,929,347	37,207,634	53,273,299
Net increase (decrease) in net assets resulting from operations	$76,704,657	$133,149,156	$38,276,378	$51,313,578

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $60,582; $0; $5,517; $6,217; $613,101; $393,201; $71,727 and $86,307, respectively)	$9,845,308	$3,833,633	$1,843,977	$1,730,217
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $16; $0; $0)	—	25	1	970,568
Securities lending income (includes $73; $675; $1,339; $1,546; $1,295; $1,347; $270 and $0, respectively, earned from an affiliated entity)	93,995	90,522	3,767	—
	9,939,303	3,924,180	1,847,745	2,700,785
Expenses:
Investment management and administration fees	4,503,708	2,180,500	508,079	4,115,984
Service fees–Class A	71,897	21,068	6,600	74,943
Service and distribution fees–Class C	14,402	10,662	1,116	24,736
Transfer agency and related services fees	531,015	483,201	319,111	245,588
Custody and accounting fees	487,803	366,721	47,632	216,617
Professional fees	117,067	113,671	73,518	143,938
Reports and notices to shareholders	37,926	33,085	15,783	25,044
State registration fees	35,559	31,785	26,038	36,689
Trustees' fees	14,459	10,877	9,284	13,151
Insurance expense	9,144	3,000	1,303	5,624
Interest expense	641	—	—	8,003
Dividend expense, interest expense and other borrowing costs for investments sold short	814,020	—	—	309,967
Other expenses	26,166	23,886	20,129	27,879
	6,663,807	3,278,456	1,028,593	5,248,163
Fee waivers and/or expense reimbursements	(64,938)	(208,677)	(258,760)	(44,333)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	30,525
Net expenses	6,598,869	3,069,779	769,833	5,234,355
Net investment income (loss)	3,340,434	854,401	1,077,912	(2,533,570)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $77,377; $57,598; $0 and $0, respectively)	78,134,024	(2,479,710)	3,312,749	(499,175)
Futures	59,569	—	—	1,619,970
Options and swaptions written	—	—	—	15,457,113
Investments sold short	(300,136)	—	—	(2,744,696)
Swap agreements	—	—	—	463,560
Forward foreign currency contracts	(22,055)	—	—	(714,268)
Foreign currency transactions	469,053	(301,633)	(44,481)	16,252
Net realized gain (loss)	78,340,455	(2,781,343)	3,268,268	13,598,756
Net change in unrealized appreciation/depreciation of:
Investments	(29,070,558)	(11,041,748)	(3,125,906)	(221,630)
Futures	(59,728)	—	—	(1,411,920)
Options and swaptions written	—	—	—	(855,049)
Investments sold short	1,454,559	—	—	2,377,756
Swap agreements	—	—	—	1,261,167
Forward foreign currency contracts	378,930	—	—	3,989,417
Other assets and liabilities denominated in foreign currency	159,096	(203,349)	3,251	8,723
Net change in unrealized appreciation/depreciation	(27,137,701)	(11,245,097)	(3,122,655)	5,148,464
Net realized and unrealized gain (loss) from investment activities	51,202,754	(14,026,440)	145,613	18,747,220
Net increase (decrease) in net assets resulting from operations	$54,543,188	$(13,172,039)	$1,223,525	$16,213,650

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Money Market Investments		PACE Government Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013
From operations:
Net investment income	$15,152	$32,607	$4,200,522	$6,202,812	$2,931,563	$5,510,729
Net realized gains (losses)	—	42	880,042	(11,915,337)	830,316	3,142,040
Net change in unrealized appreciation/depreciation	—	—	7,619,552	(7,072,820)	2,365,287	(11,752,593)
Net increase (decrease) in net assets resulting from operations	15,152	32,649	12,700,116	(12,785,345)	6,127,166	(3,099,824)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(740,687)	(1,718,895)	(183,776)	(319,974)
Net investment income–Class C	—	—	(136,582)	(347,567)	(9,552)	(13,195)
Net investment income–Class Y	—	—	(698,987)	(1,574,730)	(4,749)	(10,111)
Net investment income–Class P	(15,152)	(32,607)	(5,671,202)	(11,699,549)	(3,054,098)	(4,999,341)
Net realized gains–Class A	—	—	—	(1,394,346)	—	—
Net realized gains–Class C	—	—	—	(361,507)	—	—
Net realized gains–Class Y	—	—	—	(1,154,929)	—	—
Net realized gains–Class P	(664)	—	—	(8,342,666)	—	—
	(15,816)	(32,607)	(7,247,458)	(26,594,189)	(3,252,175)	(5,342,621)
From beneficial interest transactions:
Net proceeds from shares sold	151,986,880	350,456,561	55,677,634	172,704,074	47,762,441	162,546,504
Cost of shares repurchased	(194,415,434)	(377,723,554)	(96,671,858)	(184,404,522)	(60,417,468)	(171,188,613)
Proceeds from dividends reinvested	9,425	17,850	6,725,088	24,671,779	2,989,516	4,891,984
Net increase (decrease) in net assets from beneficial interest transactions	(42,419,129)	(27,249,143)	(34,269,136)	12,971,331	(9,665,511)	(3,750,125)
Redemption fees	—	—	20,959	54,968	18,916	53,602
Cash payment from investment advisor	2,430	—	—	—	—	—
Net increase (decrease) in net assets	(42,417,363)	(27,249,101)	(28,795,519)	(26,353,235)	(6,771,604)	(12,138,968)
Net assets:
Beginning of period	309,841,944	337,091,045	588,390,045	614,743,280	450,608,246	462,747,214
End of period	$267,424,581	$309,841,944	$559,594,526	$588,390,045	$443,836,642	$450,608,246
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(2,770,633)	$275,474	$1,007,806	$1,328,417

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013
From operations:
Net investment income	$12,081,723	$27,199,798	$5,316,125	$8,694,451
Net realized gains (losses)	(40,944,718)	35,445,990	(69,844)	2,793,293
Net change in unrealized appreciation/depreciation	41,282,420	(86,803,008)	4,937,460	(19,944,620)
Net increase (decrease) in net assets resulting from operations	12,419,425	(24,157,220)	10,183,741	(8,456,876)
Dividends and distributions to shareholders from:
Net investment income–Class A	(750,016)	(2,312,004)	(830,074)	(1,679,750)
Net investment income–Class C	(191,084)	(548,567)	(127,441)	(256,306)
Net investment income–Class Y	(40,158)	(188,996)	(1,192)	(2,994)
Net investment income–Class P	(11,737,339)	(25,143,925)	(4,361,020)	(6,755,976)
Net realized gains–Class A	(1,489,110)	(1,859,515)	(470,526)	(315,355)
Net realized gains–Class C	(461,758)	(518,187)	(87,525)	(61,126)
Net realized gains–Class Y	(68,122)	(147,902)	(611)	(549)
Net realized gains–Class P	(22,126,780)	(17,500,726)	(2,253,306)	(1,038,308)
	(36,864,367)	(48,219,822)	(8,131,695)	(10,110,364)
From beneficial interest transactions:
Net proceeds from shares sold	102,496,457	260,174,318	54,638,720	136,283,919
Cost of shares repurchased	(114,289,851)	(215,719,231)	(57,838,703)	(65,939,182)
Proceeds from dividends reinvested	34,840,715	44,765,797	6,967,890	8,527,192
Net increase (decrease) in net assets from beneficial interest transactions	23,047,321	89,220,884	3,767,907	78,871,929
Redemption fees	39,462	56,084	31,543	36,761
Cash payment from investment advisor	—	—	—	—
Net increase (decrease) in net assets	(1,358,159)	16,899,926	5,851,496	60,341,450
Net assets:
Beginning of period	925,399,608	908,499,682	376,796,052	316,454,602
End of period	$924,041,449	$925,399,608	$382,647,548	$376,796,052
Accumulated undistributed (distributions in excess of) net investment income	$6,977,922	$7,614,769	$(3,602)	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013
From operations:
Net investment income	$5,537,064	$9,846,328	$11,410,608	$21,171,947	$6,340,916	$17,134,258
Net realized gains (losses)	(3,548,412)	(10,412,404)	(1,730,515)	(1,911,325)	109,409,858	167,042,721
Net change in unrealized appreciation/depreciation	5,227,967	(24,760,463)	7,356,237	11,901,373	(39,046,117)	172,907,385
Net increase (decrease) in net assets resulting from operations	7,216,619	(25,326,539)	17,036,330	31,161,995	76,704,657	357,084,364
Dividends and distributions to shareholders from:
Net investment income–Class A	(851,238)	(1,138,791)	(649,779)	(1,421,528)	(1,315,722)	(1,715,660)
Net investment income–Class C	(55,204)	(81,329)	(144,299)	(321,743)	(19,938)	(58,764)
Net investment income–Class Y	(72,184)	(72,062)	(46,582)	(66,755)	(207,331)	(240,829)
Net investment income–Class P	(6,630,725)	(6,391,654)	(10,722,139)	(18,981,394)	(13,005,352)	(15,927,508)
Net realized gains–Class A	—	—	—	(333,992)	(1,838,160)	—
Net realized gains–Class C	—	—	—	(80,332)	(180,129)	—
Net realized gains–Class Y	—	—	—	(14,168)	(227,508)	—
Net realized gains–Class P	—	—	—	(4,036,170)	(14,281,952)	—
Return of capital–Class A	—	(1,023,864)	—	(27,894)	—	—
Return of capital–Class C	—	(68,111)	—	(6,125)	—	—
Return of capital–Class Y	—	(73,857)	—	(1,614)	—	—
Return of capital–Class P	—	(6,775,328)	—	(395,975)	—	—
	(7,609,351)	(15,624,996)	(11,562,799)	(25,687,690)	(31,076,092)	(17,942,761)
From beneficial interest transactions:
Net proceeds from shares sold	62,736,814	156,802,544	55,864,349	157,057,758	83,675,619	150,537,298
Cost of shares repurchased	(61,920,620)	(108,693,581)	(36,057,820)	(98,356,565)	(114,209,556)	(339,465,707)
Proceeds from dividends reinvested	7,061,209	14,421,847	10,773,796	23,918,169	29,528,388	17,003,690
Net increase (decrease) in net assets from beneficial interest transactions	7,877,403	62,530,810	30,580,325	82,619,362	(1,005,549)	(171,924,719)
Redemption fees	18,465	27,787	12,746	31,407	13,224	30,063
Net increase in net assets	7,503,136	21,607,062	36,066,602	88,125,074	44,636,240	167,246,947
Net assets:
Beginning of period	548,205,664	526,598,602	388,285,529	300,160,455	1,319,568,979	1,152,322,032
End of period	$555,708,800	$548,205,664	$424,352,131	$388,285,529	$1,364,205,219	$1,319,568,979
Accumulated undistributed (distributions in excess of) net investment income	$(19,432,248)	$(17,359,961)	$(152,191)	$—	$193,379	$8,400,806

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013
From operations:
Net investment income	$1,219,809	$7,450,158	$1,068,744	$3,379,955
Net realized gains (losses)	80,460,876	148,428,436	43,036,466	64,525,410
Net change in unrealized appreciation/depreciation	51,468,471	79,047,355	(5,828,832)	61,853,898
Net increase (decrease) in net assets resulting from operations	133,149,156	234,925,949	38,276,378	129,759,263
Dividends and distributions to shareholders from:
Net investment income–Class A	(93,180)	(104,343)	(123,184)	(146,859)
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(56,520)	(68,046)	(4,125)	(3,299)
Net investment income–Class P	(4,519,166)	(5,649,791)	(2,270,922)	(2,622,888)
Net realized gains–Class A	(5,660,146)	—	(3,844,514)	—
Net realized gains–Class C	(411,158)	—	(678,374)	—
Net realized gains–Class Y	(1,274,197)	—	(98,053)	—
Net realized gains–Class P	(100,636,569)	—	(55,352,971)	—
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(112,650,936)	(5,822,180)	(62,372,143)	(2,773,046)
From beneficial interest transactions:
Net proceeds from shares sold	83,322,959	154,641,555	43,075,345	69,360,098
Cost of shares repurchased	(107,449,880)	(306,901,653)	(41,906,627)	(99,257,811)
Proceeds from dividends reinvested	108,102,601	5,549,008	60,067,075	2,658,999
Net increase (decrease) in net assets from beneficial interest transactions	83,975,680	(146,711,090)	61,235,793	(27,238,714)
Redemption fees	9,353	26,946	5,532	8,801
Net increase in net assets	104,483,253	82,419,625	37,145,560	99,756,304
Net assets:
Beginning of period	1,195,468,958	1,113,049,333	486,559,986	386,803,682
End of period	$1,299,952,211	$1,195,468,958	$523,705,546	$486,559,986
Accumulated undistributed (distributions in excess of) net investment income	$633,780	$4,082,837	$533,122	$1,862,609

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013
From operations:
Net investment income (loss)	$(1,959,721)	$(1,445,440)	$3,340,434	$18,225,332	$854,401	$2,691,736
Net realized gains (losses)	43,856,347	55,506,406	78,340,455	29,506,227	(2,781,343)	(15,509,489)
Net change in unrealized appreciation/depreciation	9,416,952	77,571,558	(27,137,701)	127,016,723	(11,245,097)	13,771,800
Net increase (decrease) in net assets resulting from operations	51,313,578	131,632,524	54,543,188	174,748,282	(13,172,039)	954,047
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,012,743)	(1,151,644)	(56,842)	(133,643)
Net investment income–Class C	—	—	(29,289)	(35,675)	—	—
Net investment income–Class Y	—	—	(450,709)	(451,927)	(71,062)	(138,544)
Net investment income–Class P	—	—	(19,226,294)	(18,291,738)	(2,015,608)	(1,787,929)
Net realized gains–Class A	(5,458,589)	(623,754)	—	—	—	—
Net realized gains–Class C	(647,674)	(63,671)	—	—	—	—
Net realized gains–Class Y	(80,209)	(4,434)	—	—	—	—
Net realized gains–Class P	(59,054,952)	(6,538,198)	—	—	—	—
	(65,241,424)	(7,230,057)	(20,719,035)	(19,930,984)	(2,143,512)	(2,060,116)
From beneficial interest transactions:
Net proceeds from shares sold	40,022,230	66,510,686	93,539,915	172,911,160	67,678,601	167,350,314
Cost of shares repurchased	(47,156,553)	(118,229,752)	(75,601,780)	(174,721,550)	(30,398,992)	(53,864,836)
Proceeds from dividends reinvested	62,775,163	6,954,318	19,763,409	19,040,236	2,057,678	1,980,763
Net increase (decrease) in net assets from beneficial interest transactions	55,640,840	(44,764,748)	37,701,544	17,229,846	39,337,287	115,466,241
Redemption fees	4,311	17,669	13,147	33,777	11,907	26,311
Net increase in net assets	41,717,305	79,655,388	71,538,844	172,080,921	24,033,643	114,386,483
Net assets:
Beginning of period	503,357,352	423,701,964	942,208,020	770,127,099	366,371,819	251,985,336
End of period	$545,074,657	$503,357,352	$1,013,746,864	$942,208,020	$390,405,462	$366,371,819
Accumulated undistributed (distributions in excess of) net investment income	$(1,895,683)	$64,038	$(4,735,423)	$12,643,178	$792,910	$2,082,021

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013
From operations:
Net investment income (loss)	$1,077,912	$1,816,091	$(2,533,570)	$(1,304,156)
Net realized gains (losses)	3,268,268	18,704,372	13,598,756	26,185,227
Net change in unrealized appreciation/depreciation	(3,122,655)	(5,344,478)	5,148,464	24,900,392
Net increase (decrease) in net assets resulting from operations	1,223,525	15,175,985	16,213,650	49,781,463
Dividends and distributions to shareholders from:
Net investment income–Class A	(94,946)	(205,882)	(1,162,407)	(173,223)
Net investment income–Class C	(2,423)	(6,960)	(59,766)	—
Net investment income–Class Y	(5,667)	(11,611)	(101,008)	(12,562)
Net investment income–Class P	(2,570,364)	(4,990,785)	(10,975,680)	(3,346,509)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(2,673,400)	(5,215,238)	(12,298,861)	(3,532,294)
From beneficial interest transactions:
Net proceeds from shares sold	16,736,733	39,031,765	98,331,731	140,092,032
Cost of shares repurchased	(10,589,637)	(45,062,966)	(47,489,479)	(135,183,027)
Proceeds from dividends reinvested	2,551,710	5,001,250	11,607,783	3,405,704
Net increase (decrease) in net assets from beneficial interest transactions	8,698,806	(1,029,951)	62,450,035	8,314,709
Redemption fees	2,621	6,250	13,491	19,888
Net increase in net assets	7,251,552	8,937,046	66,378,315	54,583,766
Net assets:
Beginning of period	122,258,087	113,321,041	554,809,568	500,225,802
End of period	$129,509,639	$122,258,087	$621,187,883	$554,809,568
Accumulated undistributed (distributions in excess of) net investment income	$(2,277,025)	$(681,537)	$(6,596,096)	$8,236,335

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Money Market Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.008
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Distributions from net realized gains	(0.000)[1]	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%[3]	0.01%	0.01%	0.01%	0.01%	0.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[4]	0.88%	0.89%	0.88%	0.90%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.14%[4]	0.19%	0.19%	0.25%	0.27%	0.59%
Net investment income	0.01%[4]	0.01%	0.01%	0.01%	0.01%	0.78%
Supplemental data:
Net assets, end of period (000's)	$267,425	$309,842	$337,091	$365,844	$386,217	$529,959

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Payment from investment advisor as disclosed on page 293 had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.62	$13.46	$13.31	$13.71	$13.36	$12.87
Net investment income[1]	0.08	0.11	0.22	0.29	0.41	0.57
Net realized and unrealized gains (losses)	0.19	(0.39)	0.34	0.20	0.86	0.56
Net increase (decrease) from operations	0.27	(0.28)	0.56	0.49	1.27	1.13
Dividends from net investment income	(0.15)	(0.31)	(0.34)	(0.38)	(0.46)	(0.64)
Distributions from net realized gains	—	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.15)	(0.56)	(0.41)	(0.89)	(0.92)	(0.64)
Net asset value, end of period	$12.74	$12.62	$13.46	$13.31	$13.71	$13.36
Total investment return[2]	2.13%	(2.29)%	4.34%	3.74%	9.92%	9.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.06%[3]	1.05%	1.05%	1.06%[4]	1.08%[4]	1.07%[4]
Expenses after fee waivers and/or expense reimbursements	0.96%[3]	0.99%	1.02%	1.02%[4]	1.02%[4]	1.02%[4]
Net investment income	1.25%[3]	0.83%	1.68%	2.16%	3.06%	4.41%
Supplemental data:
Net assets, end of period (000's)	$62,481	$66,554	$78,764	$80,727	$92,416	$90,386
Portfolio turnover	587%	1,336%	1,046%	1,105%	1,065%	877%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.62	$13.47	$13.31	$13.71	$13.36	$12.87
Net investment income[1]	0.10	0.14	0.26	0.32	0.44	0.61
Net realized and unrealized gains (losses)	0.18	(0.40)	0.35	0.20	0.86	0.55
Net increase (decrease) from operations	0.28	(0.26)	0.61	0.52	1.30	1.16
Dividends from net investment income	(0.16)	(0.34)	(0.38)	(0.41)	(0.49)	(0.67)
Distributions from net realized gains	—	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.16)	(0.59)	(0.45)	(0.92)	(0.95)	(0.67)
Net asset value, end of period	$12.74	$12.62	$13.47	$13.31	$13.71	$13.36
Total investment return[2]	2.26%	(2.05)%	4.60%	4.00%	10.20%	9.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.86%[3]	0.85%	0.86%	0.88%[4]	0.89%[4]	0.92%[4]
Expenses after fee waivers and/or expense reimbursements	0.71%[3]	0.74%	0.77%	0.77%[4]	0.77%[4]	0.77%[4]
Net investment income	1.50%[3]	1.08%	1.92%	2.42%	3.29%	4.65%
Supplemental data:
Net assets, end of period (000's)	$50,650	$57,567	$61,428	$50,830	$49,486	$39,199
Portfolio turnover	587%	1,336%	1,046%	1,105%	1,065%	877%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.63	$13.48	$13.32	$13.72	$13.37	$12.88
Net investment income[1]	0.05	0.04	0.16	0.22	0.35	0.51
Net realized and unrealized gains (losses)	0.19	(0.40)	0.34	0.20	0.85	0.55
Net increase (decrease) from operations	0.24	(0.36)	0.50	0.42	1.20	1.06
Dividends from net investment income	(0.11)	(0.24)	(0.27)	(0.31)	(0.39)	(0.57)
Distributions from net realized gains	—	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.11)	(0.49)	(0.34)	(0.82)	(0.85)	(0.57)
Net asset value, end of period	$12.76	$12.63	$13.48	$13.32	$13.72	$13.37
Total investment return[2]	1.86%	(2.78)%	3.81%	3.22%	9.37%	8.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.58%[3]	1.56%	1.56%	1.58%[4]	1.61%[4]	1.63%[4]
Expenses after fee waivers and/or expense reimbursements	1.46%[3]	1.49%	1.52%	1.52%[4]	1.52%[4]	1.52%[4]
Net investment income	0.75%[3]	0.33%	1.19%	1.66%	2.56%	3.90%
Supplemental data:
Net assets, end of period (000's)	$14,508	$16,907	$20,710	$22,064	$24,394	$24,477
Portfolio turnover	587%	1,336%	1,046%	1,105%	1,065%	877%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.63	$13.47	$13.32	$13.71	$13.36	$12.87
Net investment income[1]	0.10	0.14	0.26	0.32	0.44	0.61
Net realized and unrealized gains (losses)	0.18	(0.39)	0.34	0.21	0.86	0.55
Net increase (decrease) from operations	0.28	(0.25)	0.60	0.53	1.30	1.16
Dividends from net investment income	(0.16)	(0.34)	(0.38)	(0.41)	(0.49)	(0.67)
Distributions from net realized gains	—	(0.25)	(0.07)	(0.51)	(0.46)	—
Total dividends and distributions	(0.16)	(0.59)	(0.45)	(0.92)	(0.95)	(0.67)
Net asset value, end of period	$12.75	$12.63	$13.47	$13.32	$13.71	$13.36
Total investment return[2]	2.18%	(1.97)%	4.52%	4.08%	10.20%	9.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%[3]	0.86%	0.85%	0.86%[4]	0.88%[4]	0.86%[4]
Expenses after fee waivers and/or expense reimbursements	0.71%[3]	0.74%	0.77%	0.77%[4]	0.77%[4]	0.77%[4]
Net investment income	1.50%[3]	1.08%	1.93%	2.41%	3.30%	4.66%
Supplemental data:
Net assets, end of period (000's)	$431,955	$447,362	$453,841	$453,931	$477,172	$422,024
Portfolio turnover	587%	1,336%	1,046%	1,105%	1,065%	877%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.20	$12.42	$12.15	$12.02	$11.58	$11.51
Net investment income[1]	0.07	0.12	0.21	0.26	0.34	0.44
Net realized and unrealized gains (losses)	0.09	(0.22)	0.28	0.12	0.49	0.08
Net increase (decrease) from operations	0.16	(0.10)	0.49	0.38	0.83	0.52
Dividends from net investment income	(0.08)	(0.12)	(0.22)	(0.25)	(0.39)	(0.45)
Net asset value, end of period	$12.28	$12.20	$12.42	$12.15	$12.02	$11.58
Total investment return[2]	1.28%	(0.93)%	4.16%	3.24%	7.24%	4.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.01%[3]	0.99%[4]	1.00%	0.99%[4]	1.00%[4]	1.02%
Expenses after fee waivers and/or expense reimbursements	0.93%[3]	0.93%[4]	0.93%	0.93%[4]	0.93%[4]	0.93%
Net investment income	1.08%[3]	0.98%	1.73%	2.18%	2.93%	3.97%
Supplemental data:
Net assets, end of period (000's)	$29,174	$31,355	$36,665	$39,022	$42,905	$45,165
Portfolio turnover	435%	818%	398%	664%	974%	512%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.20	$12.43	$12.15	$12.02	$11.59	$11.51
Net investment income[1]	0.08	0.15	0.24	0.29	0.38	0.47
Net realized and unrealized gains (losses)	0.09	(0.23)	0.29	0.12	0.48	0.09
Net increase (decrease) from operations	0.17	(0.08)	0.53	0.41	0.86	0.56
Dividends from net investment income	(0.09)	(0.15)	(0.25)	(0.28)	(0.43)	(0.48)
Net asset value, end of period	$12.28	$12.20	$12.43	$12.15	$12.02	$11.59
Total investment return[2]	1.41%	(0.68)%	4.42%	3.49%	7.53%	5.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%[3]	0.89%[4]	0.88%	0.83%[4]	0.74%[4]	0.68%
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%[4]	0.68%	0.68%[4]	0.68%[4]	0.68%[5]
Net investment income	1.33%[3]	1.24%	1.99%	2.42%	3.19%	4.17%
Supplemental data:
Net assets, end of period (000's)	$615	$674	$990	$1,277	$1,997	$2,313
Portfolio turnover	435%	818%	398%	664%	974%	512%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  During the year ended July 31, 2009 UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.22	$12.44	$12.17	$12.03	$11.59	$11.52
Net investment income[1]	0.04	0.06	0.15	0.20	0.29	0.38
Net realized and unrealized gains (losses)	0.08	(0.23)	0.28	0.13	0.48	0.09
Net increase (decrease) from operations	0.12	(0.17)	0.43	0.33	0.77	0.47
Dividends from net investment income	(0.04)	(0.05)	(0.16)	(0.19)	(0.33)	(0.40)
Net asset value, end of period	$12.30	$12.22	$12.44	$12.17	$12.03	$11.59
Total investment return[2]	1.02%	(1.34)%	3.55%	2.80%	6.70%	4.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.51%[3]	1.49%[4]	1.51%	1.49%[4]	1.50%[4]	1.53%
Expenses after fee waivers and/or expense reimbursements	1.43%[3]	1.43%[4]	1.43%	1.43%[4]	1.43%[4]	1.43%
Net investment income	0.58%[3]	0.48%	1.23%	1.67%	2.43%	3.43%
Supplemental data:
Net assets, end of period (000's)	$2,478	$2,685	$3,270	$3,474	$4,646	$5,185
Portfolio turnover	435%	818%	398%	664%	974%	512%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.20	$12.43	$12.16	$12.02	$11.59	$11.51
Net investment income[1]	0.08	0.15	0.24	0.29	0.37	0.47
Net realized and unrealized gains (losses)	0.10	(0.23)	0.28	0.13	0.48	0.09
Net increase (decrease) from operations	0.18	(0.08)	0.52	0.42	0.85	0.56
Dividends from net investment income	(0.09)	(0.15)	(0.25)	(0.28)	(0.42)	(0.48)
Net asset value, end of period	$12.29	$12.20	$12.43	$12.16	$12.02	$11.59
Total investment return[2]	1.49%	(0.68)%	4.33%	3.58%	7.51%	5.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.79%[3]	0.74%[4]	0.74%	0.72%[4]	0.73%[4]	0.74%
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%[4]	0.68%	0.68%[4]	0.68%[4]	0.68%
Net investment income	1.33%[3]	1.22%	1.97%	2.43%	3.16%	4.22%
Supplemental data:
Net assets, end of period (000's)	$411,569	$415,894	$421,822	$411,723	$420,801	$353,068
Portfolio turnover	435%	818%	398%	664%	974%	512%
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.16	$15.29	$14.55	$14.56	$13.09	$13.75
Net investment income[1]	0.17	0.41	0.42	0.48	0.47	0.60
Net realized and unrealized gains (losses)	0.01	(0.78)	1.11	0.43	1.60	0.39
Net increase (decrease) from operations	0.18	(0.37)	1.53	0.91	2.07	0.99
Dividends from net investment income	(0.18)	(0.43)	(0.52)	(0.51)	(0.58)	(0.73)
Distributions from net realized gains	(0.37)	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.55)	(0.76)	(0.79)	(0.92)	(0.60)	(1.65)
Net asset value, end of period	$13.79	$14.16	$15.29	$14.55	$14.56	$13.09
Total investment return[3]	1.29%	(2.60)%	10.86%	6.54%	16.09%	8.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.07%[4,5]	1.03%[5]	1.04%[5]	1.09%	1.09%	1.10%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.07%[4,5]	1.06%[5,6]	1.06%[5,6]	1.06%	1.06%	1.07%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	1.06%[4]	1.05%[6]	1.06%[6]	1.06%	1.06%	1.06%
Net investment income	2.40%[4]	2.72%	2.85%	3.38%	3.36%	4.75%
Supplemental data:
Net assets, end of period (000's)	$54,230	$67,417	$85,571	$56,151	$45,499	$33,293
Portfolio turnover	97%	186%	162%	444%	239%	178%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.15	$15.28	$14.54	$14.54	$13.08	$13.74
Net investment income[1]	0.19	0.42	0.46	0.52	0.51	0.64
Net realized and unrealized gains (losses)	0.01	(0.76)	1.10	0.44	1.59	0.39
Net increase (decrease) from operations	0.20	(0.34)	1.56	0.96	2.10	1.03
Dividends from net investment income	(0.20)	(0.46)	(0.55)	(0.55)	(0.62)	(0.77)
Distributions from net realized gains	(0.37)	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.57)	(0.79)	(0.82)	(0.96)	(0.64)	(1.69)
Net asset value, end of period	$13.78	$14.15	$15.28	$14.54	$14.54	$13.08
Total investment return[3]	1.42%	(2.38)%	11.10%	6.80%	16.47%	8.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.15%[4,5]	0.90%[5]	0.89%[5]	0.96%	0.85%	0.73%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.82%[4,5]	0.81%[5]	0.81%[5]	0.81%	0.81%	0.73%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.81%[4]	0.81%	0.81%	0.81%	0.81%	0.72%
Net investment income	2.66%[4]	2.80%	3.09%	3.62%	3.63%	5.09%
Supplemental data:
Net assets, end of period (000's)	$2,400	$3,638	$5,907	$2,810	$3,058	$3,186
Portfolio turnover	97%	186%	162%	444%	239%	178%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.17	$15.29	$14.56	$14.56	$13.09	$13.75
Net investment income[1]	0.14	0.34	0.35	0.42	0.40	0.54
Net realized and unrealized gains (losses)	0.00[2]	(0.78)	1.10	0.43	1.60	0.39
Net increase (decrease) from operations	0.14	(0.44)	1.45	0.85	2.00	0.93
Dividends from net investment income	(0.14)	(0.35)	(0.45)	(0.44)	(0.51)	(0.67)
Distributions from net realized gains	(0.37)	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.51)	(0.68)	(0.72)	(0.85)	(0.53)	(1.59)
Net asset value, end of period	$13.80	$14.17	$15.29	$14.56	$14.56	$13.09
Total investment return[3]	1.05%	(2.99)%	10.25%	6.10%	15.52%	7.78%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.54%[4,5]	1.51%[5]	1.52%[5]	1.53%	1.56%	1.58%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.54%[4,5]	1.51%[5]	1.52%[5]	1.55%[6]	1.56%	1.57%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	1.53%[4]	1.51%	1.52%	1.55%[6]	1.56%	1.56%
Net investment income	1.93%[4]	2.26%	2.38%	2.88%	2.86%	4.24%
Supplemental data:
Net assets, end of period (000's)	$16,763	$20,992	$21,193	$12,856	$12,289	$8,797
Portfolio turnover	97%	186%	162%	444%	239%	178%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.16	$15.29	$14.55	$14.55	$13.08	$13.74
Net investment income[1]	0.19	0.44	0.46	0.52	0.50	0.64
Net realized and unrealized gains (losses)	0.01	(0.78)	1.10	0.44	1.60	0.38
Net increase (decrease) from operations	0.20	(0.34)	1.56	0.96	2.10	1.02
Dividends from net investment income	(0.20)	(0.46)	(0.55)	(0.55)	(0.61)	(0.76)
Distributions from net realized gains	(0.37)	(0.33)	(0.27)	(0.41)	(0.02)	(0.92)
Total dividends and distributions	(0.57)	(0.79)	(0.82)	(0.96)	(0.63)	(1.68)
Net asset value, end of period	$13.79	$14.16	$15.29	$14.55	$14.55	$13.08
Total investment return[3]	1.42%	(2.37)%	11.09%	6.88%	16.39%	8.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.81%[4,5]	0.81%[5]	0.82%[5]	0.84%	0.87%	0.87%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.82%[4,5,6]	0.81%[5]	0.81%[5]	0.81%	0.81%	0.82%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.81%[4]	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.64%[4]	2.96%	3.10%	3.63%	3.62%	5.00%
Supplemental data:
Net assets, end of period (000's)	$850,648	$833,352	$795,829	$746,653	$691,186	$584,235
Portfolio turnover	97%	186%	162%	444%	239%	178%

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.91	$13.56	$13.00	$12.94	$12.45	$12.15
Net investment income[1]	0.17	0.33	0.37	0.38	0.39	0.41
Net realized and unrealized gains (losses)	0.17	(0.59)	0.56	0.06	0.49	0.30
Net increase (decrease) from operations	0.34	(0.26)	0.93	0.44	0.88	0.71
Dividends from net investment income	(0.17)	(0.33)	(0.37)	(0.38)	(0.39)	(0.41)
Distributions from net realized gains	(0.10)	(0.06)	—	—	—	—
Total dividends and distributions	(0.27)	(0.39)	(0.37)	(0.38)	(0.39)	(0.41)
Net asset value, end of period	$12.98	$12.91	$13.56	$13.00	$12.94	$12.45
Total investment return[2]	2.65%	(1.99)%	7.21%	3.49%	7.18%	5.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3]	0.93%	0.95%	0.94%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.90%[3]	0.91%	0.93%	0.93%	0.93%	0.93%
Net investment income	2.62%[3]	2.47%	2.75%	2.96%	3.08%	3.35%
Supplemental data:
Net assets, end of period (000's)	$63,191	$63,540	$71,639	$73,528	$83,501	$88,167
Portfolio turnover	18%	69%	32%	34%	10%	25%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.92	$13.57	$13.00	$12.95	$12.45	$12.16
Net investment income[1]	0.19	0.37	0.40	0.41	0.42	0.44
Net realized and unrealized gains (losses)	0.17	(0.60)	0.57	0.05	0.50	0.29
Net increase (decrease) from operations	0.36	(0.23)	0.97	0.46	0.92	0.73
Dividends from net investment income	(0.19)	(0.36)	(0.40)	(0.41)	(0.42)	(0.44)
Distributions from net realized gains	(0.10)	(0.06)	—	—	—	—
Total dividends and distributions	(0.29)	(0.42)	(0.40)	(0.41)	(0.42)	(0.44)
Net asset value, end of period	$12.99	$12.92	$13.57	$13.00	$12.95	$12.45
Total investment return[2]	2.77%	(1.74)%	7.56%	3.67%	7.45%	6.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.72%[3]	0.72%	0.73%	0.74%	0.74%	0.76%
Expenses after fee waivers and/or expense reimbursements	0.65%[3]	0.66%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.87%[3]	2.72%	3.00%	3.21%	3.33%	3.60%
Supplemental data:
Net assets, end of period (000's)	$82	$82	$121	$118	$123	$145
Portfolio turnover	18%	69%	32%	34%	10%	25%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.91	$13.57	$13.00	$12.94	$12.45	$12.16
Net investment income[1]	0.14	0.26	0.30	0.32	0.33	0.35
Net realized and unrealized gains (losses)	0.17	(0.60)	0.57	0.06	0.49	0.29
Net increase (decrease) from operations	0.31	(0.34)	0.87	0.38	0.82	0.64
Dividends from net investment income	(0.14)	(0.26)	(0.30)	(0.32)	(0.33)	(0.35)
Distributions from net realized gains	(0.10)	(0.06)	—	—	—	—
Total dividends and distributions	(0.24)	(0.32)	(0.30)	(0.32)	(0.33)	(0.35)
Net asset value, end of period	$12.98	$12.91	$13.57	$13.00	$12.94	$12.45
Total investment return[2]	2.38%	(2.56)%	6.76%	2.97%	6.65%	5.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.43%[3]	1.44%	1.45%	1.45%	1.46%	1.47%
Expenses after fee waivers and/or expense reimbursements	1.40%[3]	1.41%	1.43%	1.43%	1.43%	1.43%
Net investment income	2.12%[3]	1.97%	2.25%	2.46%	2.58%	2.85%
Supplemental data:
Net assets, end of period (000's)	$11,592	$12,336	$13,684	$13,943	$15,767	$15,474
Portfolio turnover	18%	69%	32%	34%	10%	25%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.91	$13.57	$13.00	$12.95	$12.45	$12.16
Net investment income[1]	0.19	0.36	0.40	0.41	0.42	0.44
Net realized and unrealized gains (losses)	0.18	(0.60)	0.57	0.05	0.50	0.29
Net increase (decrease) from operations	0.37	(0.24)	0.97	0.46	0.92	0.73
Dividends from net investment income	(0.19)	(0.36)	(0.40)	(0.41)	(0.42)	(0.44)
Distributions from net realized gains	(0.10)	(0.06)	—	—	—	—
Total dividends and distributions	(0.29)	(0.42)	(0.40)	(0.41)	(0.42)	(0.44)
Net asset value, end of period	$12.99	$12.91	$13.57	$13.00	$12.95	$12.45
Total investment return[2]	2.86%	(1.82)%	7.56%	3.67%	7.54%	6.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.68%[3]	0.70%	0.72%	0.72%	0.74%	0.74%
Expenses after fee waivers and/or expense reimbursements	0.65%[3]	0.66%	0.68%	0.68%	0.68%	0.68%
Net investment income	2.87%[3]	2.70%	3.00%	3.21%	3.33%	3.61%
Supplemental data:
Net assets, end of period (000's)	$307,782	$300,838	$231,010	$229,062	$229,028	$187,814
Portfolio turnover	18%	69%	32%	34%	10%	25%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.56	$11.40	$12.52	$11.43	$11.64	$11.84
Net investment income[1]	0.10	0.19	0.25	0.26	0.27	0.30
Net realized and unrealized gains (losses)	0.04	(0.72)	(0.56)	1.13	0.24	(0.06)
Net increase (decrease) from operations	0.14	(0.53)	(0.31)	1.39	0.51	0.24
Dividends from net investment income	(0.14)	(0.16)	(0.81)	(0.30)	(0.70)	(0.44)
Return of capital	—	(0.15)	—	—	(0.02)	—
Total dividends and return of capital	(0.14)	(0.31)	(0.81)	(0.30)	(0.72)	(0.44)
Net asset value, end of period	$10.56	$10.56	$11.40	$12.52	$11.43	$11.64
Total investment return[2]	1.29%	(4.80)%	(2.33)%	12.36%	4.32%	2.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%[3,4]	1.27%[4]	1.27%	1.26%	1.30%	1.32%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.23%[3,4]	1.22%[4]	1.21%[5]	1.22%[5]	1.25%[5]	1.25%
Net investment income	1.80%[3]	1.65%	2.16%	2.16%	2.30%	2.83%
Supplemental data:
Net assets, end of period (000's)	$64,448	$70,052	$84,661	$98,636	$98,039	$103,708
Portfolio turnover	18%	63%	40%	66%	67%	37%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.54	$11.37	$12.49	$11.40	$11.63	$11.83
Net investment income[1]	0.11	0.21	0.28	0.28	0.30	0.34
Net realized and unrealized gains (losses)	0.03	(0.71)	(0.57)	1.14	0.23	(0.07)
Net increase (decrease) from operations	0.14	(0.50)	(0.29)	1.42	0.53	0.27
Dividends from net investment income	(0.15)	(0.17)	(0.83)	(0.33)	(0.74)	(0.47)
Return of capital	—	(0.16)	—	—	(0.02)	—
Total dividends and return of capital	(0.15)	(0.33)	(0.83)	(0.33)	(0.76)	(0.47)
Net asset value, end of period	$10.53	$10.54	$11.37	$12.49	$11.40	$11.63
Total investment return[2]	1.31%	(4.60)%	(2.04)%	12.54%	4.68%	2.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%[3,4]	1.09%[4]	1.11%	1.11%	1.01%	0.94%
Expenses after fee waivers and/or expense reimbursements	1.00%[3,4]	1.00%[4]	1.00%	1.00%	0.96%	0.89%
Net investment income	2.03%[3]	1.88%	2.37%	2.38%	2.57%	3.19%
Supplemental data:
Net assets, end of period (000's)	$5,147	$5,171	$4,720	$5,216	$5,825	$7,773
Portfolio turnover	18%	63%	40%	66%	67%	37%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.57	$11.41	$12.52	$11.43	$11.64	$11.85
Net investment income[1]	0.07	0.13	0.20	0.20	0.21	0.25
Net realized and unrealized gains (losses)	0.03	(0.72)	(0.56)	1.14	0.24	(0.08)
Net increase (decrease) from operations	0.10	(0.59)	(0.36)	1.34	0.45	0.17
Dividends from net investment income	(0.11)	(0.13)	(0.75)	(0.25)	(0.64)	(0.38)
Return of capital	—	(0.12)	—	—	(0.02)	—
Total dividends and return of capital	(0.11)	(0.25)	(0.75)	(0.25)	(0.66)	(0.38)
Net asset value, end of period	$10.56	$10.57	$11.41	$12.52	$11.43	$11.64
Total investment return[2]	0.95%	(5.26)%	(2.72)%	11.83%	3.81%	1.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.76%[3,4]	1.75%[4]	1.75%	1.74%	1.77%	1.80%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.71%[3,4]	1.69%[4]	1.69%	1.69%	1.72%[5]	1.75%[5]
Net investment income	1.32%[3]	1.17%	1.68%	1.69%	1.83%	2.32%
Supplemental data:
Net assets, end of period (000's)	$4,885	$5,862	$6,949	$8,034	$7,154	$7,234
Portfolio turnover	18%	63%	40%	66%	67%	37%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.56	$11.40	$12.52	$11.43	$11.64	$11.84
Net investment income[1]	0.11	0.21	0.28	0.28	0.30	0.33
Net realized and unrealized gains (losses)	0.04	(0.72)	(0.57)	1.14	0.23	(0.07)
Net increase (decrease) from operations	0.15	(0.51)	(0.29)	1.42	0.53	0.26
Dividends from net investment income	(0.15)	(0.17)	(0.83)	(0.33)	(0.72)	(0.46)
Return of capital	—	(0.16)	—	—	(0.02)	—
Total dividends and return of capital	(0.15)	(0.33)	(0.83)	(0.33)	(0.74)	(0.46)
Net asset value, end of period	$10.56	$10.56	$11.40	$12.52	$11.43	$11.64
Total investment return[2]	1.40%	(4.59)%	(2.12)%	12.60%	4.65%	2.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.10%[3,4]	1.10%[4]	1.11%	1.11%	1.15%	1.17%
Expenses after fee waivers and/or expense reimbursements	1.00%[3,4]	1.00%[4]	1.00%	1.00%	1.00%	1.00%
Net investment income	2.03%[3]	1.88%	2.37%	2.38%	2.56%	3.09%
Supplemental data:
Net assets, end of period (000's)	$481,229	$467,121	$430,268	$465,625	$404,680	$364,616
Portfolio turnover	18%	63%	40%	66%	67%	37%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.41	$10.15	$10.39	$10.17	$8.94	$9.04
Net investment income[2]	0.28	0.64	0.69	0.75	0.82	0.66
Net realized and unrealized gains (losses)	0.15	0.41	(0.12)	0.25	1.21	0.02
Net increase from operations	0.43	1.05	0.57	1.00	2.03	0.68
Dividends from net investment income	(0.29)	(0.63)	(0.70)	(0.73)	(0.74)	(0.78)
Distributions from net realized gains	—	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	—	(0.01)	—	—	—	—
Total dividends, distributions and return of capital	(0.29)	(0.79)	(0.81)	(0.78)	(0.80)	(0.78)
Net asset value, end of period	$10.55	$10.41	$10.15	$10.39	$10.17	$8.94
Total investment return[3]	4.18%	10.48%	5.97%	10.00%	23.35%	9.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%[4]	1.27%	1.32%	1.31%	1.35%	1.46%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.26%[4]	1.27%	1.33%[5]	1.33%[5]	1.35%[5]	1.35%
Net investment income	5.40%[4]	6.07%	7.01%	7.11%	8.36%	8.46%
Supplemental data:
Net assets, end of period (000's)	$23,962	$23,400	$22,405	$25,550	$13,158	$7,538
Portfolio turnover	10%	26%	20%	36%	30%	49%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,				Period ended July 31,
	(unaudited)	2013	2012	2011	2010	2009[6]
Net asset value, beginning of period	$10.44	$10.18	$10.42	$10.20	$8.95	$6.83
Net investment income[2]	0.30	0.66	0.72	0.74	0.85	0.42
Net realized and unrealized gains (losses)	0.14	0.41	(0.12)	0.28	1.22	2.11
Net increase from operations	0.44	1.07	0.60	1.02	2.07	2.53
Dividends from net investment income	(0.30)	(0.65)	(0.73)	(0.75)	(0.76)	(0.41)
Distributions from net realized gains	—	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	—	(0.01)	—	—	—	—
Total dividends, distributions and return of capital	(0.30)	(0.81)	(0.84)	(0.80)	(0.82)	(0.41)
Net asset value, end of period	$10.58	$10.44	$10.18	$10.42	$10.20	$8.95
Total investment return[3]	4.30%	10.74%	6.29%	10.24%	23.82%	38.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.00%[4]	1.02%	1.03%	1.03%	1.10%	1.37%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.00%[4]	1.02%	1.03%	1.05%[5]	1.10%	1.10%[4]
Net investment income	5.66%[4]	6.26%	7.25%	7.86%	8.61%	9.13%[4]
Supplemental data:
Net assets, end of period (000's)	$1,672	$1,552	$572	$385	$9	$7
Portfolio turnover	10%	26%	20%	36%	30%	49%

1  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

	Class C
	Six months ended January 31, 2014	Years ended July 31,				Period ended July 31,
	(unaudited)	2013	2012	2011	2010	2009[1]
Net asset value, beginning of period	$10.40	$10.14	$10.38	$10.16	$8.93	$7.49
Net investment income[2]	0.26	0.59	0.64	0.71	0.77	0.29
Net realized and unrealized gains (losses)	0.14	0.41	(0.12)	0.24	1.21	1.54
Net increase from operations	0.40	1.00	0.52	0.95	1.98	1.83
Dividends from net investment income	(0.26)	(0.58)	(0.65)	(0.68)	(0.69)	(0.39)
Distributions from net realized gains	—	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	—	(0.01)	—	—	—	—
Total dividends, distributions and return of capital	(0.26)	(0.74)	(0.76)	(0.73)	(0.75)	(0.39)
Net asset value, end of period	$10.54	$10.40	$10.14	$10.38	$10.16	$8.93
Total investment return[3]	3.94%	9.98%	5.51%	9.50%	22.81%	25.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.72%[4]	1.73%	1.77%	1.77%	1.81%	1.92%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.72%[4]	1.73%	1.77%	1.77%	1.81%[5]	1.85%[4]
Net investment income	4.94%[4]	5.61%	6.49%	6.69%	7.91%	6.96%[4]
Supplemental data:
Net assets, end of period (000's)	$5,775	$5,607	$5,832	$3,791	$2,834	$1,819
Portfolio turnover	10%	26%	20%	36%	30%	49%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.43	$10.17	$10.41	$10.18	$8.95	$9.04
Net investment income[2]	0.30	0.66	0.72	0.77	0.85	0.69
Net realized and unrealized gains (losses)	0.14	0.41	(0.14)	0.26	1.20	0.02
Net increase from operations	0.44	1.07	0.58	1.03	2.05	0.71
Dividends from net investment income	(0.30)	(0.65)	(0.71)	(0.75)	(0.76)	(0.80)
Distributions from net realized gains	—	(0.15)	(0.11)	(0.05)	(0.06)	—
Return of capital	—	(0.01)	—	—	—	—
Total dividends, distributions and return of capital	(0.30)	(0.81)	(0.82)	(0.80)	(0.82)	(0.80)
Net asset value, end of period	$10.57	$10.43	$10.17	$10.41	$10.18	$8.95
Total investment return[3]	4.29%	10.70%	6.19%	10.30%	23.60%	9.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%[4]	1.11%	1.15%	1.15%	1.19%	1.34%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%[4]	1.05%	1.10%	1.10%	1.10%	1.10%
Net investment income	5.62%[4]	6.28%	7.21%	7.36%	8.60%	8.80%
Supplemental data:
Net assets, end of period (000's)	$392,943	$357,726	$271,352	$248,197	$209,650	$147,029
Portfolio turnover	10%	26%	20%	36%	30%	49%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013[2]	2012	2011	2010	2009
Net asset value, beginning of period	$22.53	$17.27	$17.10	$14.76	$13.16	$16.67
Net investment income (loss)[3]	0.09	0.23	0.24	0.16	0.12	0.19
Net realized and unrealized gains (losses)	1.23	5.27	0.15	2.31	1.62	(3.44)
Net increase (decrease) from operations	1.32	5.50	0.39	2.47	1.74	(3.25)
Dividends from net investment income	(0.21)	(0.24)	(0.22)	(0.13)	(0.14)	(0.26)
Distributions from net realized gains	(0.29)	—	—	—	—	—
Total dividends and distributions	(0.50)	(0.24)	(0.22)	(0.13)	(0.14)	(0.26)
Net asset value, end of period	$23.35	$22.53	$17.27	$17.10	$14.76	$13.16
Total investment return[5]	5.78%	32.12%	2.41%	16.79%	13.20%	(19.27)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.29%[6]	1.16%	1.18%	1.17%	1.20%	1.24%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.28%[6]	1.15%	1.18%	1.17%	1.20%	1.24%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.13%[6]	1.15%	1.18%	1.17%	1.20%	1.24%
Net investment income (loss)	0.73%[6]	1.16%	1.43%	0.94%	0.81%	1.52%
Supplemental data:
Net assets, end of period (000's)	$150,044	$151,583	$132,417	$147,471	$143,284	$146,510
Portfolio turnover	39%	71%	62%	49%	61%	87%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013[2]	2012	2011	2010	2009
Net asset value, beginning of period	$22.60	$17.32	$17.15	$14.81	$13.21	$16.75
Net investment income[3]	0.11	0.27	0.28	0.20	0.16	0.23
Net realized and unrealized gains (losses)	1.23	5.29	0.15	2.31	1.63	(3.45)
Net increase (decrease) from operations	1.34	5.56	0.43	2.51	1.79	(3.22)
Dividends from net investment income	(0.26)	(0.28)	(0.26)	(0.17)	(0.19)	(0.32)
Distributions from net realized gains	(0.29)	—	—	—	—	—
Total dividends and distributions	(0.55)	(0.28)	(0.26)	(0.17)	(0.19)	(0.32)
Net asset value, end of period	$23.39	$22.60	$17.32	$17.15	$14.81	$13.21
Total investment return[5]	5.88%	32.46%	2.68%	17.00%	13.55%	(18.93)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.05%[6]	0.92%	0.94%	0.94%	0.89%	0.86%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.04%[6]	0.91%	0.94%	0.94%	0.89%	0.86%
Expenses after fee waivers and/or expense reimbursements, excluding, dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[6]	0.91%	0.94%	0.94%	0.89%	0.86%
Net investment income	0.97%[6]	1.40%	1.66%	1.17%	1.11%	1.90%
Supplemental data:
Net assets, end of period (000's)	$18,935	$18,536	$15,642	$16,984	$17,345	$23,834
Portfolio turnover	39%	71%	62%	49%	61%	87%
1  A portion of the investment advisory function for this Portfolio was transferred to Los Angeles Capital on September 11, 2013. Institutional Capital LLC, Pzena Investment Management LLC and Robeco Investment Management also continue to provide a portion of the investment advisory function.

2  As of the close of business, May 28, 2013, Westwood Management Corp. was terminated as an investment sub-advisor and Robeco Investment Management became an investment sub-advisor of the Portfolio on May 29, 2013.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013[2]	2012	2011	2010	2009
Net asset value, beginning of period	$22.53	$17.26	$17.07	$14.73	$13.15	$16.59
Net investment income (loss)[3]	(0.01)	0.07	0.10	0.02	(0.00)[4]	0.09
Net realized and unrealized gains (losses)	1.22	5.29	0.16	2.32	1.61	(3.41)
Net increase (decrease) from operations	1.21	5.36	0.26	2.34	1.61	(3.32)
Dividends from net investment income	(0.03)	(0.09)	(0.07)	—	(0.03)	(0.12)
Distributions from net realized gains	(0.29)	—	—	—	—	—
Total dividends and distributions	(0.32)	(0.09)	(0.07)	—	(0.03)	(0.12)
Net asset value, end of period	$23.42	$22.53	$17.26	$17.07	$14.73	$13.15
Total investment return[5]	5.34%	31.13%	1.55%	15.81%	12.31%	(19.89)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.08%[6]	1.95%	1.98%	1.96%	2.02%	2.05%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.07%[6]	1.95%	1.98%	1.98%[7]	2.02%[7]	2.02%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.92%[6]	1.95%	1.98%	1.98%[7]	2.02%[7]	2.02%
Net investment income (loss)	(0.06)%[6]	0.36%	0.63%	0.13%	(0.01)%	0.74%
Supplemental data:
Net assets, end of period (000's)	$14,806	$14,437	$12,439	$14,807	$15,272	$16,560
Portfolio turnover	39%	71%	62%	49%	61%	87%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013[2]	2012	2011	2010	2009
Net asset value, beginning of period	$22.52	$17.26	$17.10	$14.76	$13.16	$16.69
Net investment income[3]	0.11	0.27	0.28	0.20	0.16	0.22
Net realized and unrealized gains (losses)	1.23	5.27	0.14	2.31	1.61	(3.44)
Net increase (decrease) from operations	1.34	5.54	0.42	2.51	1.77	(3.22)
Dividends from net investment income	(0.26)	(0.28)	(0.26)	(0.17)	(0.17)	(0.31)
Distributions from net realized gains	(0.29)	—	—	—	—	—
Total dividends and distributions	(0.55)	(0.28)	(0.26)	(0.17)	(0.17)	(0.31)
Net asset value, end of period	$23.31	$22.52	$17.26	$17.10	$14.76	$13.16
Total investment return[5]	5.90%	32.47%	2.64%	17.07%	13.48%	(19.01)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.05%[6]	0.91%	0.93%	0.93%	0.95%	0.99%
Expenses after fee waivers and/or expense reimbursements, including dividend expense, interest expense and other borrowing costs for investments sold short	1.04%[6]	0.91%	0.93%	0.93%	0.95%	0.99%
Expenses after fee waivers and/or expense reimbursements, excluding, dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[6]	0.91%	0.93%	0.93%	0.95%	0.99%
Net investment income	0.97%[6]	1.40%	1.66%	1.18%	1.05%	1.76%
Supplemental data:
Net assets, end of period (000's)	$1,180,420	$1,135,014	$991,824	$1,020,412	$899,926	$819,420
Portfolio turnover	39%	71%	62%	49%	61%	87%

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of period	$23.52	$19.40	$18.62	$14.95	$13.36	$16.67
Net investment income (loss)[4]	(0.01)	0.08	(0.00)[5]	(0.00)[5]	(0.01)	0.03
Net realized and unrealized gains (losses)	2.64	4.08	0.78	3.67	1.63	(3.27)
Net increase (decrease) from operations	2.63	4.16	0.78	3.67	1.62	(3.24)
Dividends from net investment income	(0.04)	(0.04)	—	—	(0.03)	—
Distributions from net realized gains	(2.19)	—	—	—	—	(0.07)
Total dividends and distributions	(2.23)	(0.04)	—	—	(0.03)	(0.07)
Net asset value, end of period	$23.92	$23.52	$19.40	$18.62	$14.95	$13.36
Total investment return[6]	11.10%	21.45%	4.19%	24.55%	12.12%	(19.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.19%[7]	1.21%	1.23%	1.23%	1.26%	1.30%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.19%[7]	1.21%	1.23%	1.22%	1.23%	1.26%
Net investment income (loss)	(0.05)%[7]	0.40%	(0.02)%	(0.02)%	(0.08)%	0.21%
Supplemental data:
Net assets, end of period (000's)	$66,628	$63,108	$59,435	$64,315	$55,978	$56,038
Portfolio turnover	20%	76%	54%	84%	91%	100%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of period	$24.06	$19.86	$19.05	$15.29	$13.67	$17.03
Net investment income[4]	0.03	0.14	0.04	0.04	0.04	0.08
Net realized and unrealized gains (losses)	2.68	4.17	0.81	3.75	1.67	(3.34)
Net increase (decrease) from operations	2.71	4.31	0.85	3.79	1.71	(3.26)
Dividends from net investment income	(0.10)	(0.11)	(0.04)	(0.03)	(0.09)	(0.03)
Distributions from net realized gains	(2.19)	—	—	—	—	(0.07)
Total dividends and distributions	(2.29)	(0.11)	(0.04)	(0.03)	(0.09)	(0.10)
Net asset value, end of period	$24.48	$24.06	$19.86	$19.05	$15.29	$13.67
Total investment return[6]	11.19%	21.77%	4.49%	24.83%	12.49%	(19.04)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.94%[7]	0.96%	0.97%	0.99%	0.94%	0.88%
Expenses after fee waivers and/or expense reimbursements	0.94%[7]	0.96%	0.97%	0.98%	0.91%	0.84%
Net investment income	0.20%[7]	0.66%	0.23%	0.22%	0.25%	0.63%
Supplemental data:
Net assets, end of period (000's)	$15,527	$14,814	$13,258	$13,858	$12,619	$16,885
Portfolio turnover	20%	76%	54%	84%	91%	100%

1  As of the close of business, October 4, 2012, Marsico Capital Management, LLC and Wellington Management Company, LLP were terminated as investment sub-advisors to the Portfolio and J.P. Morgan Investment Management became an investment sub-advisor of the Portfolio on October 5, 2012. Delaware Management Company and Roxbury Capital Management, LLC also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for the Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Management Company at the close of business on November 29, 2010.

3  A portion of the investment advisory function for the Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

4  Calculated using the average shares method.

5  Amount represents less than $0.005 per share.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

8  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of period	$21.29	$17.67	$17.10	$13.84	$12.45	$15.66
Net investment income (loss)[4]	(0.10)	(0.08)	(0.14)	(0.14)	(0.12)	(0.07)
Net realized and unrealized gains (losses)	2.37	3.70	0.71	3.40	1.51	(3.07)
Net increase (decrease) from operations	2.27	3.62	0.57	3.26	1.39	(3.14)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	(2.19)	—	—	—	—	(0.07)
Total dividends and distributions	(2.19)	—	—	—	—	(0.07)
Net asset value, end of period	$21.37	$21.29	$17.67	$17.10	$13.84	$12.45
Total investment return[6]	10.57%	20.49%	3.33%	23.47%	11.24%	(20.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.01%[7]	2.04%	2.07%	2.07%	2.13%	2.20%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.05%[7,8]	2.05%[8]	2.05%	2.05%	2.05%	2.05%
Net investment income (loss)	(0.91)%[7]	(0.43)%	(0.84)%	(0.84)%	(0.90)%	(0.57)%
Supplemental data:
Net assets, end of period (000's)	$4,351	$4,033	$3,720	$4,209	$3,956	$4,170
Portfolio turnover	20%	76%	54%	84%	91%	100%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012	2011[2]	2010[3]	2009
Net asset value, beginning of period	$23.95	$19.77	$18.97	$15.21	$13.59	$16.94
Net investment income[4]	0.03	0.14	0.05	0.04	0.03	0.06
Net realized and unrealized gains (losses)	2.67	4.15	0.79	3.75	1.66	(3.32)
Net increase (decrease) from operations	2.70	4.29	0.84	3.79	1.69	(3.26)
Dividends from net investment income	(0.10)	(0.11)	(0.04)	(0.03)	(0.07)	(0.02)
Distributions from net realized gains	(2.19)	—	—	—	—	(0.07)
Total dividends and distributions	(2.29)	(0.11)	(0.04)	(0.03)	(0.07)	(0.09)
Net asset value, end of period	$24.36	$23.95	$19.77	$18.97	$15.21	$13.59
Total investment return[6]	11.20%	21.79%	4.48%	24.92%	12.42%	(19.19)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[7]	0.95%	0.96%	0.97%	0.99%	1.01%
Expenses after fee waivers and/or expense reimbursements	0.93%[7]	0.95%	0.96%	0.96%	0.96%	0.97%
Net investment income	0.21%[7]	0.65%	0.24%	0.24%	0.19%	0.50%
Supplemental data:
Net assets, end of period (000's)	$1,213,447	$1,113,514	$1,036,636	$1,068,052	$895,889	$822,192
Portfolio turnover	20%	76%	54%	84%	91%	100%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of period	$22.19	$16.61	$17.05	$14.28	$11.99	$14.27
Net investment income (loss)[4]	0.04	0.13	0.03	(0.03)	(0.01)	0.05
Net realized and unrealized gains (losses)	1.73	5.55	(0.47)	2.80	2.31	(2.25)
Net increase (decrease) from operations	1.77	5.68	(0.44)	2.77	2.30	(2.20)
Dividends from net investment income	(0.09)	(0.10)	—	—	(0.01)	(0.08)
Distributions from net realized gains	(2.77)	—	—	—	—	(0.00)[5]
Total dividends and distributions	(2.86)	(0.10)	—	—	(0.01)	(0.08)
Net asset value, end of period	$21.10	$22.19	$16.61	$17.05	$14.28	$11.99
Total investment return[6]	7.83%	34.23%	(2.58)%	19.40%	19.17%	(15.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.25%[7]	1.28%	1.32%	1.29%	1.35%	1.39%
Expenses after fee waivers and/or expense reimbursements	1.25%[7]	1.28%	1.32%	1.29%	1.35%	1.38%
Net investment income (loss)	0.33%[7]	0.68%	0.21%	(0.18)%	(0.05)%	0.44%
Supplemental data:
Net assets, end of period (000's)	$32,685	$31,930	$27,101	$32,166	$27,920	$24,661
Portfolio turnover	44%	97%	72%	70%	81%	111%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of period	$22.79	$17.06	$17.51	$14.63	$12.29	$14.64
Net investment income (loss)[4]	0.05	0.16	0.06	0.01	0.07	0.09
Net realized and unrealized gains (losses)	1.78	5.70	(0.50)	2.88	2.32	(2.31)
Net increase (decrease) from operations	1.83	5.86	(0.44)	2.89	2.39	(2.22)
Dividends from net investment income	(0.12)	(0.13)	(0.01)	(0.01)	(0.05)	(0.13)
Distributions from net realized gains	(2.77)	—	—	—	—	(0.00)[5]
Total dividends and distributions	(2.89)	(0.13)	(0.01)	(0.01)	(0.05)	(0.13)
Net asset value, end of period	$21.73	$22.79	$17.06	$17.51	$14.63	$12.29
Total investment return[6]	7.87%	34.41%	(2.45)%	19.74%	19.50%	(14.92)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.12%[7]	1.19%	1.16%	1.08%	0.97%	0.98%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.16%[7,8]	1.16%	1.16%	1.08%	0.97%	0.97%
Net investment income (loss)	0.43%[7]	0.80%	0.36%	0.03%	0.47%	0.85%
Supplemental data:
Net assets, end of period (000's)	$856	$768	$443	$371	$318	$3,255
Portfolio turnover	44%	97%	72%	70%	81%	111%

1  As of the close of business, October 2, 2012, Buckhead Capital Management, LLC was terminated as an investment sub-advisor to the Portfolio. Cash from the sale of securities from the portfolio managed by Buckhead Capital Management, LLC was transferred to Kayne Anderson Rudnick Management, LLC, Systematic Financial Management, L.P. and Metropolitan West Capital Management, LLC; which continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Kayne Anderson Rudnick Management, LLC on March 6, 2012.

3  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009.

4  Calculated using the average shares method.

5  Amount represents less than $0.005 per share.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

8  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of period	$20.00	$15.00	$15.53	$13.10	$11.07	$13.18
Net investment income (loss)[4]	(0.04)	(0.01)	(0.08)	(0.14)	(0.10)	(0.03)
Net realized and unrealized gains (losses)	1.56	5.01	(0.45)	2.57	2.13	(2.08)
Net increase (decrease) from operations	1.52	5.00	(0.53)	2.43	2.03	(2.11)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	(2.77)	—	—	—	—	(0.00)[5]
Total dividends and distributions	(2.77)	—	—	—	—	(0.00)[5]
Net asset value, end of period	$18.75	$20.00	$15.00	$15.53	$13.10	$11.07
Total investment return[6]	7.42%	33.24%	(3.35)%	18.55%	18.34%	(15.98)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.00%[7]	2.03%	2.07%	2.05%	2.11%	2.15%
Expenses after fee waivers and/or expense reimbursements	2.00%[7]	2.03%	2.07%	2.05%	2.11%	2.14%
Net investment income (loss)	(0.41)%[7]	(0.08)%	(0.54)%	(0.93)%	(0.80)%	(0.32)%
Supplemental data:
Net assets, end of period (000's)	$5,182	$4,983	$4,325	$5,109	$5,178	$5,603
Portfolio turnover	44%	97%	72%	70%	81%	111%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012[2]	2011	2010	2009[3]
Net asset value, beginning of period	$22.63	$16.94	$17.38	$14.53	$12.20	$14.53
Net investment income (loss)[4]	0.05	0.15	0.06	(0.01)	0.02	0.07
Net realized and unrealized gains (losses)	1.77	5.67	(0.50)	2.87	2.34	(2.30)
Net increase (decrease) from operations	1.82	5.82	(0.44)	2.86	2.36	(2.23)
Dividends from net investment income	(0.11)	(0.13)	(0.00)[5]	(0.01)	(0.03)	(0.10)
Distributions from net realized gains	(2.77)	—	—	—	—	(0.00)[5]
Total dividends and distributions	(2.89)	(0.13)	(0.00)[5]	(0.01)	(0.03)	(0.10)
Net asset value, end of period	$21.56	$22.63	$16.94	$17.38	$14.53	$12.20
Total investment return[6]	7.87%	34.51%	(2.51)%	19.66%	19.38%	(15.14)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%[7]	1.15%	1.22%	1.17%	1.25%	1.32%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.16%[7,8]	1.16%[8]	1.16%	1.16%	1.16%	1.16%
Net investment income (loss)	0.43%[7]	0.79%	0.37%	(0.05)%	0.14%	0.66%
Supplemental data:
Net assets, end of period (000's)	$484,983	$448,879	$354,936	$387,634	$345,494	$310,059
Portfolio turnover	44%	97%	72%	70%	81%	111%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013	2012	2011	2010	2009[2]
Net asset value, beginning of period	$21.42	$16.45	$16.66	$12.28	$10.63	$13.06
Net investment loss[3]	(0.09)	(0.08)	(0.12)	(0.13)	(0.09)	(0.05)
Net realized and unrealized gains (losses)	2.26	5.35	(0.09)	4.51	1.74	(2.38)
Net increase (decrease) from operations	2.17	5.27	(0.21)	4.38	1.65	(2.43)
Distributions from net realized gains	(2.88)	(0.30)	—	—	—	—
Net asset value, end of period	$20.71	$21.42	$16.45	$16.66	$12.28	$10.63
Total investment return[4]	10.19%	32.44%	(1.26)%	35.67%	15.52%	(18.61)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.24%[5]	1.26%	1.30%	1.28%	1.35%	1.40%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.24%[5]	1.26%	1.30%	1.28%	1.35%[6]	1.38%
Net investment loss	(0.82)%[5]	(0.43)%	(0.73)%	(0.83)%	(0.71)%	(0.56)%
Supplemental data:
Net assets, end of period (000's)	$44,399	$41,721	$36,620	$40,992	$32,053	$29,429
Portfolio turnover	31%	60%	94%	103%	133%	154%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013	2012	2011	2010	2009[2]
Net asset value, beginning of period	$22.34	$17.13	$17.31	$12.74	$11.02	$13.47
Net investment loss[3]	(0.08)	(0.07)	(0.10)	(0.10)	(0.02)	(0.01)
Net realized and unrealized gains (losses)	2.36	5.58	(0.08)	4.67	1.74	(2.44)
Net increase (decrease) from operations	2.28	5.51	(0.18)	4.57	1.72	(2.45)
Distributions from net realized gains	(2.88)	(0.30)	—	—	—	—
Net asset value, end of period	$21.74	$22.34	$17.13	$17.31	$12.74	$11.02
Total investment return[4]	10.26%	32.55%	(1.04)%	35.87%	15.71%	(18.26)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.14%[5]	1.25%	1.25%	1.08%	0.94%	0.96%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[5]	1.13%	1.13%	1.08%	0.94%	0.96%
Net investment loss	(0.71)%[5]	(0.33)%	(0.59)%	(0.61)%	(0.14)%	(0.15)%
Supplemental data:
Net assets, end of period (000's)	$643	$588	$224	$98	$62	$4,369
Portfolio turnover	31%	60%	94%	103%	133%	154%

1  A portion of the investment advisory function for this Portfolio was transferred to Lee Munder Capital Group, LLC and Timpani Capital Management LLC on November 25, 2013. Copper Rock Capital Partners, LLC, Palisade Capital Management, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013	2012	2011	2010	2009[2]
Net asset value, beginning of period	$19.02	$14.75	$15.05	$11.19	$9.76	$12.07
Net investment loss[3]	(0.15)	(0.20)	(0.21)	(0.23)	(0.16)	(0.11)
Net realized and unrealized gains (losses)	2.00	4.77	(0.09)	4.09	1.59	(2.20)
Net increase (decrease) from operations	1.85	4.57	(0.30)	3.86	1.43	(2.31)
Distributions from net realized gains	(2.88)	(0.30)	—	—	—	—
Net asset value, end of period	$17.99	$19.02	$14.75	$15.05	$11.19	$9.76
Total investment return[4]	9.77%	31.42%	(1.99)%	34.50%	14.65%	(19.21)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.99%[5]	2.02%	2.05%	2.05%	2.13%	2.19%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.99%[5]	2.02%	2.05%	2.09%[6]	2.13%[6]	2.13%
Net investment loss	(1.57)%[5]	(1.19)%	(1.49)%	(1.63)%	(1.49)%	(1.30)%
Supplemental data:
Net assets, end of period (000's)	$4,525	$4,038	$3,529	$4,158	$3,217	$3,285
Portfolio turnover	31%	60%	94%	103%	133%	154%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013	2012	2011	2010	2009[2]
Net asset value, beginning of period	$22.13	$16.97	$17.14	$12.62	$10.90	$13.36
Net investment loss[3]	(0.08)	(0.06)	(0.09)	(0.11)	(0.06)	(0.03)
Net realized and unrealized gains (losses)	2.34	5.52	(0.08)	4.63	1.78	(2.43)
Net increase (decrease) from operations	2.26	5.46	(0.17)	4.52	1.72	(2.46)
Distributions from net realized gains	(2.88)	(0.30)	—	—	—	—
Net asset value, end of period	$21.51	$22.13	$16.97	$17.14	$12.62	$10.90
Total investment return[4]	10.27%	32.57%	(0.99)%	35.82%	15.78%	(18.41)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%[5]	1.14%	1.18%	1.16%	1.23%	1.31%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[5,6]	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment loss	(0.71)%[5]	(0.30)%	(0.56)%	(0.67)%	(0.50)%	(0.31)%
Supplemental data:
Net assets, end of period (000's)	$495,508	$457,011	$383,330	$423,310	$338,951	$310,425
Portfolio turnover	31%	60%	94%	103%	133%	154%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013	2012	2011[2]	2010	2009
Net asset value, beginning of period	$13.96	$11.63	$13.41	$11.72	$11.72	$16.17
Net investment income[3]	0.03	0.24	0.26	0.25	0.19	0.27
Net realized and unrealized gains (losses)	0.77	2.36	(1.71)	1.66	0.06	(4.22)
Net increase (decrease) from operations	0.80	2.60	(1.45)	1.91	0.25	(3.95)
Dividends from net investment income	(0.27)	(0.27)	(0.33)	(0.22)	(0.25)	(0.50)
Net asset value, end of period	$14.49	$13.96	$11.63	$13.41	$11.72	$11.72
Total investment return[4]	5.68%	22.63%	(10.58)%	16.37%	2.05%	(24.02)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense and other borrowing costs for investments sold short	1.56%[5,6]	1.42%	1.43%[5]	1.40%	1.43%	1.46%
Expenses after fee waivers and/or expense reimbursements, including dividend expense and other borrowing costs for investments sold short	1.54%[5,6]	1.42%[7]	1.43%[5]	1.40%[7]	1.43%	1.46%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.43%[6]	1.42%[7]	1.43%[5]	1.40%[7]	1.43%	1.46%
Net investment income	0.43%[6]	1.84%	2.27%	1.91%	1.54%	2.47%
Supplemental data:
Net assets, end of period (000's)	$55,648	$55,533	$51,294	$66,904	$66,355	$71,466
Portfolio turnover	54%	36%	44%	66%	60%	60%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013	2012	2011[2]	2010	2009
Net asset value, beginning of period	$13.95	$11.63	$13.41	$11.71	$11.72	$16.20
Net investment income[3]	0.05	0.28	0.29	0.28	0.22	0.31
Net realized and unrealized gains (losses)	0.77	2.35	(1.70)	1.67	0.07	(4.23)
Net increase (decrease) from operations	0.82	2.63	(1.41)	1.95	0.29	(3.92)
Dividends from net investment income	(0.31)	(0.31)	(0.37)	(0.25)	(0.30)	(0.56)
Net asset value, end of period	$14.46	$13.95	$11.63	$13.41	$11.71	$11.72
Total investment return[4]	5.83%	22.97%	(10.37)%	16.65%	2.43%	(23.73)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense and other borrowing costs for investments sold short	1.28%[5,6]	1.16%	1.18%[5]	1.16%	1.10%	1.06%
Expenses after fee waivers and/or expense reimbursements, including dividend expense and other borrowing costs for investments sold short	1.27%[5,6]	1.16%[7]	1.18%[5]	1.16%[7]	1.10%	1.06%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.16%[6]	1.16%[7]	1.18%[5]	1.16%[7]	1.10%	1.06%
Net investment income	0.69%[6]	2.13%	2.51%	2.14%	1.77%	2.89%
Supplemental data:
Net assets, end of period (000's)	$22,050	$20,865	$18,004	$21,046	$23,368	$33,012
Portfolio turnover	54%	36%	44%	66%	60%	60%

1  As of the close of business, August 4, 2013, Martin Currie Inc. was terminated as investment sub-advisor and Chautauqua Capital became an investment sub-advisor of the Portfolio on August 5, 2013. As of the close of business, September 12, 2013, J.P. Morgan Investment Management Inc.—International REI segment was terminated as an investment sub-advisor and Los Angeles Capital Management and Equity Research, Inc. became an investment sub-advisor of the Portfolio on September 13, 2013. Mondrian Investment Partners Limited continues to provide a portion of the investment advisory function. J.P. Morgan Investment Management Inc.—EAFE Opportunities segment also provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on February 25, 2014.

2  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010.

3  Calculated using the average shares method.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013	2012	2011[2]	2010	2009
Net asset value, beginning of period	$13.68	$11.41	$13.14	$11.47	$11.49	$15.79
Net investment income[3]	(0.03)	0.13	0.16	0.14	0.08	0.17
Net realized and unrealized gains (losses)	0.75	2.31	(1.67)	1.64	0.05	(4.11)
Net increase (decrease) from operations	0.72	2.44	(1.51)	1.78	0.13	(3.94)
Dividends from net investment income	(0.15)	(0.17)	(0.22)	(0.11)	(0.15)	(0.36)
Net asset value, end of period	$14.25	$13.68	$11.41	$13.14	$11.47	$11.49
Total investment return[4]	5.25%	21.50%	(11.35)%	15.57%	1.10%	(24.67)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense and other borrowing costs for investments sold short	2.37%[5,6]	2.26%	2.27%[5]	2.23%	2.26%	2.31%
Expenses after fee waivers and/or expense reimbursements, including dividend expense and other borrowing costs for investments sold short	2.36%[5,6]	2.25%	2.27%[5]	2.23%[7]	2.26%	2.31%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.25%[6]	2.25%	2.27%[5]	2.23%[7]	2.26%	2.31%
Net investment income	(0.40)%[6]	1.01%	1.41%	1.08%	0.69%	1.62%
Supplemental data:
Net assets, end of period (000's)	$2,791	$2,746	$2,573	$3,601	$3,769	$4,342
Portfolio turnover	54%	36%	44%	66%	60%	60%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)[1]	2013	2012	2011[2]	2010	2009
Net asset value, beginning of period	$13.92	$11.60	$13.39	$11.69	$11.70	$16.16
Net investment income[3]	0.05	0.28	0.29	0.29	0.22	0.29
Net realized and unrealized gains (losses)	0.76	2.35	(1.71)	1.66	0.05	(4.21)
Net increase (decrease) from operations	0.81	2.63	(1.42)	1.95	0.27	(3.92)
Dividends from net investment income	(0.30)	(0.31)	(0.37)	(0.25)	(0.28)	(0.54)
Net asset value, end of period	$14.43	$13.92	$11.60	$13.39	$11.69	$11.70
Total investment return[4]	5.83%	22.92%	(10.39)%	16.79%	2.21%	(23.81)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including dividend expense and other borrowing costs for investments sold short	1.30%[5,6]	1.17%	1.18%[5]	1.16%	1.18%	1.22%
Expenses after fee waivers and/or expense reimbursements, including dividend expense and other borrowing costs for investments sold short	1.28%[5,6]	1.17%[7]	1.18%[5]	1.16%[7]	1.18%	1.22%
Expenses after fee waivers and/or expense reimbursements, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.17%[6]	1.17%[7]	1.18%[5]	1.16%[7]	1.18%	1.22%
Net investment income	0.67%[6]	2.12%	2.54%	2.20%	1.80%	2.72%
Supplemental data:
Net assets, end of period (000's)	$933,258	$863,063	$698,255	$817,011	$698,546	$684,359
Portfolio turnover	54%	36%	44%	66%	60%	60%

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Includes interest expense representing less than 0.005%.

6  Annualized.

7  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of period	$12.29	$11.81	$13.80	$12.19	$10.58	$19.46
Net investment income (loss)[3]	0.02	0.09	0.11	0.12	0.09	0.20
Net realized and unrealized gains (losses)	(0.40)	0.49	(1.86)	1.59	1.68	(5.71)
Net increase (decrease) from operations	(0.38)	0.58	(1.75)	1.71	1.77	(5.51)
Dividends from net investment income	(0.04)	(0.10)	(0.11)	(0.10)	(0.16)	(0.13)
Distributions from net realized gains	—	—	(0.13)	—	—	(3.24)
Total dividends and distributions	(0.04)	(0.10)	(0.24)	(0.10)	(0.16)	(3.37)
Net asset value, end of period	$11.87	$12.29	$11.81	$13.80	$12.19	$10.58
Total investment return[5]	(3.09)%	4.81%	(12.52)%	14.01%	16.81%	(21.37)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.80%[6]	1.82%	1.90%	1.84%	1.87%	1.93%
Expenses after fee waivers and/or expense reimbursements	1.70%[6]	1.75%	1.90%	1.84%[7]	1.87%	1.93%
Net investment income (loss)	0.30%[6]	0.72%	0.93%	0.87%	0.75%	2.06%
Supplemental data:
Net assets, end of period (000's)	$15,578	$16,810	$17,559	$22,648	$19,111	$17,784
Portfolio turnover	31%	158%	30%	111%	60%	77%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of period	$12.53	$12.03	$14.06	$12.41	$10.78	$19.79
Net investment income[3]	0.03	0.12	0.14	0.15	0.10	0.28
Net realized and unrealized gains (losses)	(0.41)	0.51	(1.90)	1.61	1.74	(5.83)
Net increase (decrease) from operations	(0.38)	0.63	(1.76)	1.76	1.84	(5.55)
Dividends from net investment income	(0.07)	(0.13)	(0.14)	(0.11)	(0.21)	(0.22)
Distributions from net realized gains	—	—	(0.13)	—	—	(3.24)
Total dividends and distributions	(0.07)	(0.13)	(0.27)	(0.11)	(0.21)	(3.46)
Net asset value, end of period	$12.08	$12.53	$12.03	$14.06	$12.41	$10.78
Total investment return[5]	(3.03)%	5.13%	(12.35)%	14.22%	17.15%	(21.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.57%[6]	1.58%	1.67%	1.61%	1.62%	1.47%
Expenses after fee waivers and/or expense reimbursements	1.46%[6]	1.51%	1.67%	1.61%[7]	1.62%	1.47%
Net investment income	0.53%[6]	0.94%	1.17%	1.08%	0.88%	2.87%
Supplemental data:
Net assets, end of period (000's)	$11,236	$12,835	$13,835	$17,808	$21,524	$33,069
Portfolio turnover	31%	158%	30%	111%	60%	77%

1  As of the close of business, October 15, 2012, Delaware Management Company and Pzena Investment Management, LLC were terminated as investment sub-advisors to the Portfolio and Lee Munder Capital Group, LLC became an investment sub-advisor of the Portfolio on October 16, 2012. Mondrian Investment Partners Limited and William Blair & Company LLC also continue to provide a portion of the investment advisory function.

2  Portions of the investment advisory function for this Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of period	$11.48	$11.04	$12.87	$11.38	$9.90	$18.48
Net investment income (loss)[3]	(0.03)	(0.00)[4]	0.02	0.01	(0.00)[4]	0.13
Net realized and unrealized gains (losses)	(0.36)	0.44	(1.72)	1.48	1.58	(5.47)
Net increase (decrease) from operations	(0.39)	0.44	(1.70)	1.49	1.58	(5.34)
Dividends from net investment income	—	—	—	—	(0.10)	—
Distributions from net realized gains	—	—	(0.13)	—	—	(3.24)
Total dividends and distributions	—	—	(0.13)	—	(0.10)	(3.24)
Net asset value, end of period	$11.09	$11.48	$11.04	$12.87	$11.38	$9.90
Total investment return[5]	(3.40)%	3.99%	(13.13)%	13.19%	15.96%	(21.97)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.55%[6]	2.57%	2.65%	2.58%	2.61%	2.67%
Expenses after fee waivers and/or expense reimbursements	2.45%[6]	2.49%	2.65%	2.58%[7]	2.61%	2.67%
Net investment income (loss)	(0.44)%[6]	(0.04)%	0.16%	0.11%	(0.01)%	1.35%
Supplemental data:
Net assets, end of period (000's)	$1,887	$2,201	$2,396	$3,373	$3,682	$3,525
Portfolio turnover	31%	158%	30%	111%	60%	77%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012	2011[2]	2010	2009
Net asset value, beginning of period	$12.47	$11.98	$14.00	$12.36	$10.72	$19.68
Net investment income[3]	0.03	0.12	0.12	0.13	0.09	0.20
Net realized and unrealized gains (losses)	(0.40)	0.47	(1.89)	1.60	1.71	(5.77)
Net increase (decrease) from operations	(0.37)	0.59	(1.77)	1.73	1.80	(5.57)
Dividends from net investment income	(0.07)	(0.10)	(0.12)	(0.09)	(0.16)	(0.15)
Distributions from net realized gains	—	—	(0.13)	—	—	(3.24)
Total dividends and distributions	(0.07)	(0.10)	(0.25)	(0.09)	(0.16)	(3.39)
Net asset value, end of period	$12.03	$12.47	$11.98	$14.00	$12.36	$10.72
Total investment return[5]	(3.01)%	4.87%	(12.49)%	14.04%	16.85%	(21.42)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.64%[6]	1.75%	1.88%	1.79%	1.85%	1.97%
Expenses after fee waivers and/or expense reimbursements	1.54%[6]	1.67%	1.88%	1.79%[7]	1.85%	1.97%
Net investment income	0.44%[6]	0.92%	0.97%	0.95%	0.78%	2.03%
Supplemental data:
Net assets, end of period (000's)	$361,703	$334,525	$218,196	$264,991	$232,908	$210,680
Portfolio turnover	31%	158%	30%	111%	60%	77%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010[1]	2009
Net asset value, beginning of period	$6.52	$6.05	$6.02	$5.31	$4.86	$7.73
Net investment income[2]	0.05	0.08	0.09	0.09	0.11	0.16
Net realized and unrealized gains (losses)	0.01	0.65	0.08	1.01	0.83	(2.97)
Net increase (decrease) from operations	0.06	0.73	0.17	1.10	0.94	(2.81)
Dividends from net investment income	(0.12)	(0.26)	(0.14)	(0.39)	(0.49)	(0.06)
Net asset value, end of period	$6.46	$6.52	$6.05	$6.02	$5.31	$4.86
Total investment return[3]	0.96%	12.24%	3.28%	21.49%	19.70%	(36.25)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[4]	1.56%	1.69%	1.68%	1.89%	2.06%
Expenses after fee waivers and/or expense reimbursements	1.45%[4]	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.46%[4]	1.19%	1.61%	1.54%	2.13%	3.32%
Supplemental data:
Net assets, end of period (000's)	$5,156	$5,233	$4,838	$4,566	$3,975	$3,238
Portfolio turnover	26%	92%	66%	51%	117%	127%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,				Period ended July 31,
	(unaudited)	2013	2012	2011	2010[1]	2009[5]
Net asset value, beginning of period	$6.55	$6.08	$6.05	$5.33	$4.87	$4.35
Net investment income[2]	0.06	0.09	0.11	0.10	0.12	0.09
Net realized and unrealized gains (losses)	0.01	0.66	0.07	1.02	0.84	0.43
Net increase (decrease) from operations	0.07	0.75	0.18	1.12	0.96	0.52
Dividends from net investment income	(0.14)	(0.28)	(0.15)	(0.40)	(0.50)	—
Net asset value, end of period	$6.48	$6.55	$6.08	$6.05	$5.33	$4.87
Total investment return[3]	1.06%	12.53%	3.46%	21.89%	20.15%	11.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.38%[4]	1.39%	1.39%	1.34%	1.51%	1.87%[4]
Expenses after fee waivers and/or expense reimbursements	1.20%[4]	1.20%	1.20%	1.20%	1.20%	1.20%[4]
Net investment income	1.71%[4]	1.43%	1.90%	1.74%	2.34%	3.84%[4]
Supplemental data:
Net assets, end of period (000's)	$275	$294	$210	$195	$111	$13
Portfolio turnover	26%	92%	66%	51%	117%	127%

1  Investment advisory functions for this Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and CBRE Clarion Services, LLC (formerly ING Clarion Real Estate Securities, LLC) on November 17, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment returns for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010[1]	2009
Net asset value, beginning of period	$6.48	$6.00	$5.99	$5.29	$4.85	$7.69
Net investment income[2]	0.02	0.03	0.05	0.05	0.07	0.12
Net realized and unrealized gains (losses)	0.01	0.65	0.07	1.00	0.82	(2.95)
Net increase (decrease) from operations	0.03	0.68	0.12	1.05	0.89	(2.83)
Dividends from net investment income	(0.07)	(0.20)	(0.11)	(0.35)	(0.45)	(0.01)
Net asset value, end of period	$6.44	$6.48	$6.00	$5.99	$5.29	$4.85
Total investment return[3]	0.50%	11.52%	2.42%	20.51%	18.74%	(36.73)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.28%[4]	2.27%	2.44%	2.45%	2.69%	2.96%
Expenses after fee waivers and/or expense reimbursements	2.20%[4]	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	0.71%[4]	0.40%	0.92%	0.79%	1.37%	2.67%
Supplemental data:
Net assets, end of period (000's)	$219	$222	$172	$220	$171	$136
Portfolio turnover	26%	92%	66%	51%	117%	127%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013	2012	2011	2010[1]	2009
Net asset value, beginning of period	$6.53	$6.06	$6.03	$5.32	$4.86	$7.75
Net investment income[2]	0.06	0.10	0.10	0.10	0.12	0.17
Net realized and unrealized gains (losses)	0.01	0.65	0.08	1.01	0.83	(2.97)
Net increase (decrease) from operations	0.07	0.75	0.18	1.11	0.95	(2.80)
Dividends from net investment income	(0.14)	(0.28)	(0.15)	(0.40)	(0.49)	(0.09)
Net asset value, end of period	$6.46	$6.53	$6.06	$6.03	$5.32	$4.86
Total investment return[3]	1.08%	12.57%	3.47%	21.74%	20.10%	(36.09)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.62%[4]	1.52%	1.65%	1.65%	1.91%	2.17%
Expenses after fee waivers and/or expense reimbursements	1.20%[4]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	1.71%[4]	1.47%	1.88%	1.77%	2.36%	3.67%
Supplemental data:
Net assets, end of period (000's)	$123,860	$116,509	$108,101	$101,008	$73,866	$52,925
Portfolio turnover	26%	92%	66%	51%	117%	127%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of period	$10.21	$9.35	$9.32	$9.16	$8.79	$10.46
Net investment income (loss)[5]	(0.06)	(0.05)	(0.02)	(0.00)[6]	0.00[6]	0.06
Net realized and unrealized gains (losses)	0.35	0.95	0.05	0.25	0.40	(1.63)
Net increase (decrease) from operations	0.29	0.90	0.03	0.25	0.40	(1.57)
Dividends from net investment income	(0.20)	(0.04)	—	(0.09)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	—	(0.07)
Total dividends and distributions	(0.20)	(0.04)	—	(0.09)	(0.03)	(0.10)
Net asset value, end of period	$10.30	$10.21	$9.35	$9.32	$9.16	$8.79
Total investment return[7]	2.80%	9.54%	0.43%	2.69%	4.41%	(14.95)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.98%[8]	2.01%	2.12%	2.08%	2.06%	2.23%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.99%[8,10]	1.98%[10]	2.10%[10]	2.05%	2.00%	2.20%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.88%[8,10]	1.90%[10]	1.95%[10]	1.95%	1.95%	1.95%
Net investment income (loss)	(1.08)%[8]	(0.49)%	(0.23)%	(0.02)%	0.04%	0.69%
Supplemental data:
Net assets, end of period (000's)	$68,164	$53,728	$43,644	$63,767	$56,772	$65,429
Portfolio turnover	56%	140%	242%	295%	244%	423%
	Class Y
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of period	$10.30	$9.43	$9.38	$9.19	$8.80	$10.51
Net investment income (loss)[5]	(0.05)	(0.03)	0.00[6]	0.02	0.03	0.08
Net realized and unrealized gains (losses)	0.35	0.97	0.05	0.25	0.40	(1.66)
Net increase (decrease) from operations	0.30	0.94	0.05	0.27	0.43	(1.58)
Dividends from net investment income	(0.22)	(0.07)	—	(0.08)	(0.04)	(0.06)
Distributions from net realized gains	—	—	—	—	—	(0.07)
Total dividends and distributions	(0.22)	(0.07)	—	(0.08)	(0.04)	(0.13)
Net asset value, end of period	$10.38	$10.30	$9.43	$9.38	$9.19	$8.80
Total investment return[7]	2.91%	9.89%	0.64%	2.84%	4.83%	(14.81)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.73%[8]	1.77%	1.91%	1.85%	1.76%	1.98%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.75%[8,10]	1.73%[10]	1.86%[10]	1.80%	1.76%[10]	1.95%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[8,10]	1.65%[10]	1.70%[10]	1.70%	1.70%[10]	1.70%
Net investment income (loss)	(0.87)%[8]	(0.25)%	0.00%[11]	0.21%	0.37%	0.95%
Supplemental data:
Net assets, end of period (000's)	$4,460	$2,732	$1,668	$1,565	$1,977	$13,707
Portfolio turnover	56%	140%	242%	295%	244%	423%

1  As of the close of business, November 30, 2012, Wellington Management Company, LLP ("Wellington") was terminated as an investment sub-advisor to the Portfolio. Cash from the sale of securities from the portfolio previously managed by Wellington was transferred to First Quadrant L.P., an existing investment sub-advisor of the Portfolio on December 3, 2012. Analytic Investors, LLC and Standard Life Investments (Corporate Funds) Limited also continue to provide a portion of the investment advisory function.

2  As of the close of business, February 10, 2012, Goldman Sachs Asset Management, L.P. ("Goldman Sachs") was terminated as a sub-advisor to the Portfolio. Cash from sale of securities from the portfolio previously managed by Goldman Sachs was transferred to Standard Life Investments (Corporate Funds) Limited, an existing sub-advisor of the Portfolio.

3  A portion of the investment advisory function for this Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010.

4  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

	Class C
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of period	$9.90	$9.09	$9.13	$8.97	$8.64	$10.34
Net investment income (loss)[5]	(0.09)	(0.11)	(0.08)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gains (losses)	0.32	0.92	0.04	0.25	0.39	(1.62)
Net increase (decrease) from operations	0.23	0.81	(0.04)	0.18	0.33	(1.63)
Dividends from net investment income	(0.12)	—	—	(0.02)	—	—
Distributions from net realized gains	—	—	—	—	—	(0.07)
Total dividends and distributions	(0.12)	—	—	(0.02)	—	(0.07)
Net asset value, end of period	$10.01	$9.90	$9.09	$9.13	$8.97	$8.64
Total investment return[7]	2.42%	8.79%	(0.22)%	1.93%	3.70%	(15.61)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.72%[8]	2.72%	2.82%	2.78%[9]	2.75%	2.96%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.70%[8]	2.70%	2.78%	2.78%[9,10]	2.75%	2.96%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.60%[8]	2.62%	2.63%	2.68%[10]	2.70%	2.70%
Net investment income (loss)	(1.79)%[8]	(1.20)%	(0.91)%	(0.77)%	(0.72)%	(0.08)%
Supplemental data:
Net assets, end of period (000's)	$5,108	$4,827	$4,989	$6,479	$6,887	$6,565
Portfolio turnover	56%	140%	242%	295%	244%	423%
	Class P
	Six months ended January 31, 2014	Years ended July 31,
	(unaudited)	2013[1]	2012[2]	2011[3]	2010	2009[4]
Net asset value, beginning of period	$10.27	$9.41	$9.36	$9.19	$8.82	$10.51
Net investment income (loss)[5]	(0.04)	(0.02)	0.00[6]	0.02	0.03	0.08
Net realized and unrealized gains (losses)	0.34	0.95	0.05	0.26	0.40	(1.65)
Net increase (decrease) from operations	0.30	0.93	0.05	0.28	0.43	(1.57)
Dividends from net investment income	(0.22)	(0.07)	—	(0.11)	(0.06)	(0.05)
Distributions from net realized gains	—	—	—	—	—	(0.07)
Total dividends and distributions	(0.22)	(0.07)	—	(0.11)	(0.06)	(0.12)
Net asset value, end of period	$10.35	$10.27	$9.41	$9.36	$9.19	$8.82
Total investment return[7]	2.89%	9.93%	0.64%	2.94%	4.71%	(14.73)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.74%[8]	1.74%	1.85%	1.81%	1.79%	1.96%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.74%[8,10]	1.71%	1.85%[10]	1.80%	1.75%	1.95%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[8,10]	1.63%	1.69%[10]	1.70%	1.70%	1.70%
Net investment income (loss)	(0.82)%[8]	(0.21)%	0.02%	0.22%	0.28%	0.93%
Supplemental data:
Net assets, end of period (000's)	$543,456	$493,524	$449,925	$476,544	$399,477	$356,352
Portfolio turnover	56%	140%	242%	295%	244%	423%

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

10  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

11  Amount represents less than 0.005%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only) each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had such claims or losses through January 31, 2014 pursuant to these contracts and expect the risk of loss to be remote.

PACE Money Market Investments attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in

PACE Select Advisors Trust

Notes to financial statements (unaudited)

accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

Each Portfolio calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share will be calculated as of the time trading was halted.

PACE Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Each Portfolio (other than PACE Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio securities. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the board of trustees (the "board").

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily closing net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges are normally valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to the UBS Global Asset Management (Americas) Inc. Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Portfolios' holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

Each Portfolio expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Portfolio concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Portfolio will use fair value methods to reflect those events. This policy is intended to assure that each Portfolio's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in investments being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Portfolios.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Portfolio's Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Included within the below tables are foreign exchange options, foreign currency contracts, non-centrally cleared swap agreements and swaptions, as applicable.

At January 31, 2014, derivative assets and liabilities (by type) on a gross basis were as follows:

PACE Government Securities Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options and swaptions written	—	(161,624)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(161,624)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	—	(161,624)

The following table presents the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2014.

PACE Government Securities Fixed Income Investments
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Barclays Capital Inc.	(153,259)	—	153,259	—	0
Credit Suisse Securities (USA) LLC	(267)	—	267	—	0
Deutsche Bank Securities	(8,098)	—	8,098	—	0
Total	(161,624)	—	161,624	—	—

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Intermediate Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	156,520	(88,068)
Futures contracts	531,815	(448,197)
Options and swaptions purchased	1,724,004	—
Options and swaptions written	—	(905,711)
Swap agreements	—	(256,921)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,412,339	(1,698,897)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(548,795)	705,118
Total gross amount of assets and liabilities subject to MNA or similar agreements	1,863,544	(993,779)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2014.

PACE Intermediate Fixed Income Investments
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Barclays Bank PLC	85,537	(49,896)	—	—	35,641
Citigroup Global Markets	40,066	—	—	—	40,066
Credit Suisse International	790,604	(785,888)	—	—	4,716
Deutsche Bank Securities	52,544	(52,544)	—	—	0
Goldman Sachs Bank USA	894,793	(17,570)	—	(877,223)	0
Total	1,863,544	(905,898)	—	(877,223)	80,423
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America	(52,710)	—	—	—	(52,710)
Barclays Bank PLC	(49,896)	49,896	—	—	0
Credit Suisse International	(785,888)	785,888	—	—	0
Deutsche Bank Securities	(87,715)	52,544	—	—	(35,171)
Goldman Sachs Bank USA	(17,570)	17,570	—	—	0
Total	(993,779)	905,898	—	—	(87,881)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Strategic Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	2,391,689	(2,079,847)
Futures contracts	53,763	(1,171,643)
Options and swaptions purchased	7,812	—
Options and swaptions written	—	(195,949)
Swap agreements	1,822,157	(5,149,723)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,275,421	(8,597,162)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(789,890)	4,416,400
Total gross amount of assets and liabilities subject to MNA or similar agreements	3,485,531	(4,180,762)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2014.

PACE Strategic Fixed Income Investments
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America	441,681	(441,681)	—	—	0
Barclays Bank PLC	273,331	(273,331)	—	—	0
BNP Paribas SA	88,330	—	—	—	88,330
Citibank NA	835,021	(62,897)	—	—	772,124
Credit Suisse International	420,007	(298,905)	—	(100,000)	21,102
Deutsche Bank AG	432,155	(285,583)	—	—	146,572
Goldman Sachs International	3,146	(3,146)	—	—	0
HSBC Bank USA, N.A.	38,477	(38,477)	—	—	0
Morgan Stanley & Co. LLC	895,772	(83,089)	—	(812,683)	0
Morgan Stanley Capital Services	57,611	—	—	(57,611)	0
Total	3,485,531	(1,487,109)	—	(970,294)	1,028,128

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America	(1,272,684)	441,681	—	—	(831,003)
Barclays Bank PLC	(838,995)	273,331	178,463	—	(387,201)
Citibank NA	(62,897)	62,897	—	—	0
Credit Suisse International	(298,905)	298,905	—	—	0
Deutsche Bank AG	(285,583)	285,583	—	—	0
Goldman Sachs Capital Management	(462,602)	—	—	—	(462,602)
Goldman Sachs International	(21,353)	3,146	—	—	(18,207)
HSBC Bank USA, N.A.	(352,618)	38,477	—	—	(314,141)
JPMorgan Chase Bank, N.A.	(502,036)	—	—	—	(502,036)
Morgan Stanley & Co. LLC	(83,089)	83,089	—	—	0
Total	(4,180,762)	1,487,109	178,463	—	(2,515,190)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

PACE High Yield Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	753,375	(257,550)
Futures contracts	—	(2,713)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	753,375	(260,263)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(753,375)	260,263
Total gross amount of assets and liabilities subject to MNA or similar agreements	0	0
PACE International Fixed Income Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	2,378,540	(1,615,538)
Futures contracts	1,888,281	(1,639,011)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,266,821	(3,254,549)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(4,266,821)	3,254,549
Total gross amount of assets and liabilities subject to MNA or similar agreements	0	0
PACE International Equity Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	146,656	(292,768)
Futures contracts	20,671	(14,543)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	167,327	(307,311)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(167,327)	307,311
Total gross amount of assets and liabilities subject to MNA or similar agreements	0	0
PACE Alternative Strategies Investments
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	8,821,909	(3,931,394)
Futures contracts	4,318,893	(6,944,105)
Options and swaptions purchased	9,967,870	—
Options and swaptions written	—	(8,181,624)
Swap agreements	4,794,347	(2,565,394)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	27,903,019	(21,622,517)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(14,666,937)	15,702,026
Total gross amount of assets and liabilities subject to MNA or similar agreements	13,236,082	(5,920,491)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2014.

PACE Alternative Strategies Investments
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Barclays Bank PLC	4,452,719	(2,118,266)	—	—	2,334,453
Barclays Capital Inc.	330,030	(330,030)	—	—	0
BNP Paribas SA	2,533,490	(1,094,408)	—	—	1,439,082
Morgan Stanley Capital Services	2,368,927	(1,511,850)	—	—	857,077
The Royal Bank of Scotland	3,550,916	(278,637)	—	—	3,272,279
Total	13,236,082	(5,333,191)	—	—	7,902,891
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Barclays Bank PLC	(2,118,266)	2,118,266	—	—	0
Barclays Capital Inc.	(896,807)	330,030	—	—	(566,777)
BNP Paribas SA	(1,094,408)	1,094,408	—	—	0
Credit Suisse International	(20,523)	—	—	—	(20,523)
Morgan Stanley Capital Services	(1,511,850)	1,511,850	—	—	0
The Royal Bank of Scotland	(278,637)	278,637	—	—	0
Total	(5,920,491)	5,333,191	—	—	(587,300)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the applicable Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of January 31, 2014, a Portfolio would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The Portfolios are not

PACE Select Advisors Trust

Notes to financial statements (unaudited)

aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the six months ended January 31, 2014.

At January 31, 2014, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$531,815	$—	$—	$—	$531,815
Options and swaptions purchased	1,688,581	35,423	—	—	1,724,004
Forward foreign currency contracts	—	156,520	—	—	156,520
Total value	$2,220,396	$191,943	$—	$—	$2,412,339
PACE Strategic Fixed Income Investments
Futures contracts	$53,763	$—	$—	$—	$53,763
Options purchased	7,812	—	—	—	7,812
Forward foreign currency contracts	—	2,391,689	—	—	2,391,689
Swap agreements	728,315	—	1,093,842	—	1,822,157
Total value	$789,890	$2,391,689	$1,093,842	$—	$4,275,421
PACE International Fixed Income Investments
Futures contracts	$1,888,281	$—	$—	$—	$1,888,281
Forward foreign currency contracts	—	2,378,540	—	—	2,378,540
Total value	$1,888,281	$2,378,540	$—	$—	$4,266,821
PACE High Yield Investments
Forward foreign currency contracts	$—	$753,375	$—	$—	$753,375
Total value	$—	$753,375	$—	$—	$753,375
PACE International Equity Investments
Futures contracts	$—	$—	$—	$20,671	$20,671
Forward foreign currency contracts	—	146,656	—	—	146,656
Total value	$—	$146,656	$—	$20,671	$167,327
PACE Alternative Strategies Investments
Futures contracts	$2,022,454	$—	$—	$2,296,439	$4,318,893
Options and swaptions purchased	728,079	2,288,185	—	6,951,606	9,967,870
Forward foreign currency contracts	—	8,821,909	—	—	8,821,909
Swap agreements	2,037,950	—	1,798,274	958,123	4,794,347
Total value	$4,788,483	$11,110,094	$1,798,274	$10,206,168	$27,903,019

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(448,197)	$—	$—	$—	$(448,197)
Forward foreign currency contracts	—	(88,068)	—	—	(88,068)
Swap agreements	(256,921)	—	—	—	(256,921)
Options and swaptions written	(856,168)	(49,543)	—	—	(905,711)
Total value	$(1,561,286)	$(137,611)	$—	$—	$(1,698,897)
PACE Strategic Fixed Income Investments
Futures contracts	$(1,171,643)	$—	$—	$—	$(1,171,643)
Options and swaptions written	(195,949)	—	—	—	(195,949)
Forward foreign currency contracts	—	(2,079,847)	—	—	(2,079,847)
Swap agreements	(4,598,580)	—	(551,143)	—	(5,149,723)
Total value	$(5,966,172)	$(2,079,847)	$(551,143)	$—	$(8,597,162)
PACE International Fixed Income Investments
Futures contracts	$(1,639,011)	$—	$—	$—	$(1,639,011)
Forward foreign currency contracts	—	(1,615,538)	—	—	(1,615,538)
Total value	$(1,639,011)	$(1,615,538)	$—	$—	$(3,254,549)
PACE High Yield Investments
Futures contracts	$(2,713)	$—	$—	$—	$(2,713)
Forward foreign currency contracts	—	(257,550)	—	—	(257,550)
Total value	$(2,713)	$(257,550)	$—	$—	$(260,263)
PACE International Equity Investments
Futures contracts	$—	$—	$—	$(14,543)	$(14,543)
Forward foreign currency contracts	—	(292,768)	—	—	(292,768)
Total value	$—	$(292,768)	$—	$(14,543)	$(307,311)
PACE Alternative Strategies Investments
Futures contracts	$(4,641,999)	$—	$—	$(2,302,106)	$(6,944,105)
Written options and foreign exchange options	(750,023)	(904,216)	—	(6,527,385)	(8,181,624)
Forward foreign currency contracts	—	(3,931,394)	—	—	(3,931,394)
Swap agreements	(948,063)	—	(760,174)	(857,157)	(2,565,394)
Total value	$(6,340,085)	$(4,835,610)	$(760,174)	$(9,686,648)	$(21,622,517)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within Investments in securities of unaffiliated issuers, at value, swap agreements are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts are reported in the table above using the cumulative appreciation as detailed in the futures contract and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, swap agreements and written options and swaptions are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts are reported in the table above using the cumulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Net realized and unrealized gains (losses) from derivative instruments during the six months ended January 31, 2014, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$278,385	$—	$—	$—	$278,385
Options and swaptions purchased[4]	(255,970)	(82,328)	—	—	(338,298)
Forward foreign currency contracts	—	291,620	—	—	291,620
Swap agreements	1,146,914	—	—	—	1,146,914
Options and swaptions written	412,241	165,168	—	—	577,409
Total net realized gain (loss)	$1,581,570	$374,460	$—	$—	$1,956,030
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(155,606)	$—	$—	$—	$(155,606)
Options and swaptions purchased[4]	(171,580)	29,441	—	—	(142,139)
Forward foreign currency contracts	—	(69,272)	—	—	(69,272)
Swap agreements	(1,206,689)	—	—	—	(1,206,689)
Options and swaptions written	104,690	(46,719)	—	—	57,971
Total net change in unrealized appreciation/depreciation	$(1,429,185)	$(86,550)	$—	$—	$(1,515,735)
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$1,160,955	$—	$—	$—	$1,160,955
Options and swaptions written	416,504	—	—	—	416,504
Swap agreements	(14,081,292)	—	77,146	—	(14,004,146)
Forward foreign currency contracts	—	170,215	—	—	170,215
Total net realized gain (loss)	$(12,503,833)	$170,215	$77,146	$—	$(12,256,472)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(1,124,546)	$—	$—	$—	$(1,124,546)
Options and swaptions purchased[4]	(2,857)	—	—	—	(2,857)
Options and swaptions written	138,566	—	—	—	138,566
Swap agreements	10,892,316	—	213,684	—	11,106,000
Forward foreign currency contracts	—	(16,387)	—	—	(16,387)
Total net change in unrealized appreciation/depreciation	$9,903,479	$(16,387)	$213,684	$—	$10,100,776
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$1,210,285	$—	$—	$—	$1,210,285
Forward foreign currency contracts	—	(8,294,763)	—	—	(8,294,763)
Total net realized gain (loss)	$1,210,285	$(8,294,763)	$—	$—	$(7,084,478)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(2,633,290)	$—	$—	$—	$(2,633,290)
Forward foreign currency contracts	—	6,799,744	—	—	6,799,744
Total net change in unrealized appreciation/depreciation	$(2,633,290)	$6,799,744	$—	$—	$4,166,454

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Futures contracts	$409,108	$—	$—	$—	$409,108
Forward foreign currency contracts	—	(2,039,275)	—	—	(2,039,275)
Total net realized gain (loss)	$409,108	$(2,039,275)	$—	$—	$(1,630,167)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(892,870)	$—	$—	$—	$(892,870)
Forward foreign currency contracts	—	(487,978)	—	—	(487,978)
Total net change in unrealized appreciation/depreciation	$(892,870)	$(487,978)	$—	$—	$(1,380,848)
PACE International Equity Investments
Net realized gain (loss)[3]
Futures contracts	$—	$—	$—	$59,569	$59,569
Forward foreign currency contracts	—	(22,055)	—	—	(22,055)
Total net realized gain (loss)	$—	$(22,055)	$—	$59,569	$37,514
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$—	$—	$—	$(59,728)	$(59,728)
Forward foreign currency contracts	—	378,930	—	—	378,930
Total net change in unrealized appreciation/depreciation	$—	$378,930	$—	$(59,728)	$319,202
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$(94,406)	$(24,537)	$—	$1,738,913	$1,619,970
Options and swaptions purchased[4]	(1,086,276)	(4,179,480)	—	(6,106,998)	(11,372,754)
Options and swaptions written	2,035,845	2,947,840	—	10,473,428	15,457,113
Forward foreign currency contracts	—	(714,268)	—	—	(714,268)
Swap agreements	(64,650)	—	1,048,148	(519,938)	463,560
Total net realized gain (loss)	$790,513	$(1,970,445)	$1,048,148	$5,585,405	$5,453,621
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(1,887,690)	$—	$—	$475,770	$(1,411,920)
Options and swaptions purchased[4]	(33,694)	236,620	—	(292,084)	(89,158)
Written options and foreign exchange options written	(137,425)	1,728,393	—	(2,446,017)	(855,049)
Forward foreign currency contracts	—	3,989,417	—	—	3,989,417
Swap agreements	1,537,164	—	(70,278)	(205,719)	1,261,167
Total net change in unrealized appreciation/depreciation	$(521,645)	$5,954,430	$(70,278)	$(2,468,050)	$2,894,457

3  The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts.

4  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

5  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation on futures, options and swaptions written, swap agreements and forward foreign currency contracts.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying

PACE Select Advisors Trust

Notes to financial statements (unaudited)

security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its

PACE Select Advisors Trust

Notes to financial statements (unaudited)

sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Uncovered short sales—PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE International Equity Investments, PACE Large Co Value Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales. Because PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are multi-managed and have the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio on an accrual basis. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short

PACE Select Advisors Trust

Notes to financial statements (unaudited)

increases, thereby increasing the Portfolio's potential for loss. PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the six months ended January 31, 2014.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the six months ended January 31, 2014, the only Portfolios that utilized treasury roll transactions were PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2014.

Swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of January 31, 2014 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy

PACE Select Advisors Trust

Notes to financial statements (unaudited)

protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and

PACE Select Advisors Trust

Notes to financial statements (unaudited)

US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2014:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Money Market Investments	0.350%
PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, UBS Global AM (not the Portfolios) pays the following investment sub-advisors a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly:

Portfolio	Investment sub-advisor
PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE International Fixed Income Investments	Rogge Global Partners plc
PACE High Yield Investments	MacKay Shields LLC
PACE Large Co Value Equity Investments	Institutional Capital LLC Los Angeles Capital Management and Equity Research, Inc.[1] Pzena Investment Management, LLC Robeco Investment Management
PACE Large Co Growth Equity Investments	Delaware Management Company J.P. Morgan Investment Management Roxbury Capital Management, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.
PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC Lee Munder Capital Group, LLC[2] Palisade Capital Management, LLC Riverbridge Partners, LLC Timpani Capital Management LLC[2]
Portfolio	Investment sub-advisor
PACE International Equity Investments	Chautauqua Capital Management, LLC[3] J.P. Morgan Investment Management Inc.—EAFE Opportunities segment[4] Los Angeles Capital Management and Equity Research, Inc.[5] Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	Lee Munder Capital Group, LLC Mondrian Investment Partners Ltd. William Blair & Company L.L.C
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc. CBRE Clarion Securities, LLC
PACE Alternative Strategies Investments	Analytic Investors, LLC First Quadrant L.P. Standard Life investments (Corporate Funds) Limited

1  As of the close of business, September 11, 2013, Los Angeles Capital Management and Equity Research, Inc. became an investment sub-advisor of the Portfolio.

2  Lee Munder Capital Group, LLC and Timpani Capital Management LLC became investment sub-advisors of the Portfolio on November 25, 2013.

3  As of the close of business, August 4, 2013, Martin Currie Inc. was terminated as investment advisor and Chautauqua Capital became an investment sub-advisor of the Portfolio on August 5, 2013.

4  As of the close of business February 25, 2014, J.P. Morgan Investment Management Inc.-EAFE Opportunities Segment ("J.P. Morgan") was terminated as an investment sub-advisor to the Portfolio. Cash from the sale of securities previously managed by J.P. Morgan was transferred to Los Angeles Capital Management and Equity Research, Inc.

5  As of the close of business, September 12, 2013, J.P. Morgan Investment Management Inc.—International REI segment was terminated as investment sub-advisor and Los Angeles Capital Management and Equity Research, Inc. became an investment sub-advisor of the Portfolio on September 13, 2013.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2014, certain Portfolios owe or are (owed by) UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
PACE Money Market Investments	$(71,051)
PACE Government Securities Fixed Income Investments	219,635
PACE Intermediate Fixed Income Investments	157,415
PACE Strategic Fixed Income Investments	470,165
PACE Municipal Fixed Income Investments	163,088
PACE International Fixed Income Investments	308,846
PACE High Yield Investments	269,390
PACE Large Co Value Equity Investments	869,899
PACE Large Co Growth Equity Investments	882,750
PACE Small/Medium Co Value Equity Investments	418,377
PACE Small/Medium Co Growth Equity Investments	411,295
PACE International Equity Investments	773,653
PACE International Emerging Markets Equity Investments	335,230
PACE Global Real Estate Securities Investments	43,916
PACE Alternative Strategies Investments	751,284

UBS Global AM has entered into a written fee waiver agreement with each of PACE Government Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC and Rogge Global Partners plc. For the six months ended January 31, 2014, UBS Global AM was contractually obligated to waive $72,415 and $149,333 in investment management and administration fees for PACE Government Securities Fixed Income Investments and PACE International Fixed Income Investments respectively. These management fee waivers will not be subject to future recoupment.

With respect to the following Portfolios, UBS Global AM may voluntarily waive its management fees to the extent necessary to reflect lower sub-advisory fees paid. This management fee waiver will not be subject to future recoupment. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive a portion of its management fees. For the six months ended January 31, 2014, UBS Global AM voluntarily waived fees of:

Management fees waived
PACE Municipal Fixed Income Investments	$34,280
PACE High Yield Investments	516
PACE Large Co Value Equity Investments	94,967
PACE International Equity Investments	64,938
PACE International Emerging Markets Equity Investments	208,677
PACE Alternative Strategies Investments	44,333

Additionally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees

PACE Select Advisors Trust

Notes to financial statements (unaudited)

and/or reimburse expenses. For the six months ended January 31, 2014, UBS Global AM voluntarily waived and/or reimbursed expenses of $482,639 for PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 30, 2014 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2012, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the six months ended January 31, 2014, UBS Global AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2017, and recoupments for the six months ended January 31, 2014, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Money Market Investments	N/A	N/A	N/A	0.60%	$446,394	$—
PACE Government Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	379,633	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	242,016	—
PACE Strategic Fixed Income Investments	1.06	1.56	0.81	0.81	6,195	17,393
PACE Municipal Fixed Income Investments	0.90	1.40	0.65	0.65	27,203	—
PACE International Fixed Income Investments	1.25	1.75	1.00	1.00	109,392	—
PACE High Yield Investments	1.28	1.78	1.03	1.03	121,887	—
Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Large Co Value Equity Investments	1.27%	2.02%	1.02%	1.02%	$—	$—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	—	902
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	—	125,619
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	22	72,396
PACE International Equity Investments	1.55	2.30	1.30	1.30	—	—
PACE International Emerging Markets Equity Investments[1]	1.95	2.70	1.70	1.70	—	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	258,760	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	30,525

1  Expense caps in the table above became effective on December 1, 2013. Prior to December 1, 2013, expense caps were as follows:

	Class A	Class C	Class Y	Class P
PACE International Emerging Markets Equity Investments	2.15%	2.90%	1.90%	1.90%

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2014, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2014	Expires July 31, 2015	Expires July 31, 2016	Expires July 31, 2017
PACE Money Market Investments	$3,536,452	$996,232	$1,175,570	$918,256	$446,394
PACE Government Securities Fixed Income Investments—Class A	69,262	12,256	5,842	27,848	23,316
PACE Government Securities Fixed Income Investments—Class C	27,014	7,022	3,791	9,140	7,061
PACE Government Securities Fixed Income Investments—Class Y	171,610	44,298	38,637	54,177	34,498
PACE Government Securities Fixed Income Investments—Class P	1,305,684	299,909	259,797	431,220	314,758
PACE Intermediate Fixed Income Investments—Class A	84,339	24,476	27,123	20,670	12,070
PACE Intermediate Fixed Income Investments—Class C	7,936	2,496	2,597	1,853	990
PACE Intermediate Fixed Income Investments—Class Y	7,276	2,519	2,171	1,707	879
PACE Intermediate Fixed Income Investments—Class P	859,384	177,770	223,059	230,478	228,077
PACE Strategic Fixed Income Investments—Class A	1,387	—	—	—	1,387
PACE Strategic Fixed Income Investments—Class Y	17,228	4,342	2,992	5,086	4,808
PACE Strategic Fixed Income Investments—Class P	298,000	202,922	95,078	—	—
PACE Municipal Fixed Income Investments—Class A	38,620	10,357	11,866	14,740	1,657
PACE Municipal Fixed Income Investments—Class C	9,630	2,530	2,848	3,528	724
PACE Municipal Fixed Income Investments—Class Y	219	69	58	69	23
PACE Municipal Fixed Income Investments—Class P	332,407	100,938	103,000	103,670	24,799
PACE International Fixed Income Investments—Class Y	8,678	3,207	2,912	1,946	613
PACE International Fixed Income Investments—Class P	851,042	248,516	262,956	230,791	108,779
PACE High Yield Investments—Class P	540,869	118,506	127,772	172,704	121,887
PACE Large Co Growth Equity Investments—Class C	326	—	326	—	—
PACE Small/Medium Co Value Equity Investments—Class Y	36	—	—	36	—
PACE Small/Medium Co Value Equity Investments—Class P	130,583	—	130,583	—	—
PACE Small/Medium Co Growth Equity Investments—Class Y	579	—	154	403	22
PACE Small/Medium Co Growth Equity Investments—Class P	259,839	43,719	188,454	27,666	—
PACE Global Real Estate Securities Investments—Class A	29,343	10,103	9,971	5,638	3,631
PACE Global Real Estate Securities Investments—Class C	1,157	492	416	157	92
PACE Global Real Estate Securities Investments—Class Y	1,398	$234	$385	$519	$260
PACE Global Real Estate Securities Investments—Class P	1,465,194	400,486	428,805	381,126	254,777
PACE Alternative Strategies Investments—Class A	18,919	10,129	—	8,790	—
PACE Alternative Strategies Investments—Class Y	950	144	98	708	—
PACE Alternative Strategies Investments—Class P	52,709	—	—	52,709	—

Under normal conditions, the Portfolios invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolios' Investment Manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of

PACE Select Advisors Trust

Notes to financial statements (unaudited)

the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

In August 2013, UBS Global AM made a voluntary cash payment of $2,430 to PACE Money Market Investments in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Portfolio over several years prior to the credit crisis of 2008. The voluntary payment to the Portfolio was not required to maintain a stable net asset value per share. The payment has removed a small, historical deviation that was reflected in the Portfolio's market price based and amortized cost net asset value per share.

During the six months ended January 31, 2014, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$4,481	$476	$1,651
UBS Securities Asia Ltd.	—	—	—	5,309	—
UBS Securities Australia Ltd.	—	—	—	—	—
UBS Securities Canada Inc.	—	—	—	—	—
UBS Securities LLC	2,518	558	—	451	—
UBS Securities Pte Ltd.	—	—	—	817	—
UBS Warburg LLC	—	—	—	138	—

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios' have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the six months ended January 31, 2014, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Intermediate Fixed Income Investments	$2,901
PACE Large Co Value Equity Investments	20,392
PACE Large Co Growth Equity Investments	7,192
PACE Small/Medium Co Value Equity Investments	5,426
PACE Small/Medium Co Growth Equity Investments	1,956
PACE International Equity Investments	70,833
PACE International Emerging Markets Equity Investments	15,786
PACE Global Real Estate Securities Investments	4,344
PACE Alternative Strategies Investments	837,734

PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the six months ended January 31, 2014, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Money Market Investments	$83,411,113
PACE Government Securities Fixed Income Investments	1,721,591,494
PACE Intermediate Fixed Income Investments	860,397,322
PACE Strategic Fixed Income Investments	943,774,811
PACE Municipal Fixed Income Investments	8,924,240
PACE International Fixed Income Investments	14,911,561
PACE High Yield Investments	1,500,654
PACE Small/Medium Co Value Equity Investments	1,080,426
PACE Alternative Strategies Investments	17,765,694

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Portfolios (with the exception of PACE Money Market Investments, which only offers Class P shares), pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.50% of the average daily net assets of Class C shares for PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

At January 31, 2014, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the six months ended January 31, 2014, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Government Securities Fixed Income Investments—Class A	$26,562	$200
PACE Government Securities Fixed Income Investments—Class C	18,503	—
PACE Intermediate Fixed Income Investments—Class A	12,491	691
PACE Intermediate Fixed Income Investments—Class C	3,315	—
PACE Strategic Fixed Income Investments—Class A	23,685	693
PACE Strategic Fixed Income Investments—Class C	22,003	2,298
PACE Municipal Fixed Income Investments—Class A	27,178	1,140

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Municipal Fixed Income Investments—Class C	$14,933	$—
PACE International Fixed Income Investments—Class A	27,501	503
PACE International Fixed Income Investments—Class C	6,442	—
PACE High Yield Investments—Class A	10,201	2,873
PACE High Yield Investments—Class C	7,379	20
PACE Large Co Value Equity Investments—Class A	66,059	1,950
PACE Large Co Value Equity Investments—Class C	25,925	794
PACE Large Co Growth Equity Investments—Class A	28,921	3,242
PACE Large Co Growth Equity Investments—Class C	7,567	—
PACE Small/Medium Co Value Equity Investments—Class A	14,187	3,475
PACE Small/Medium Co Value Equity Investments—Class C	9,013	—
PACE Small/Medium Co Growth Equity Investments—Class A	19,099	2,600
PACE Small/Medium Co Growth Equity Investments—Class C	7,910	1
PACE International Equity Investments—Class A	24,372	528
PACE International Equity Investments—Class C	4,890	—
PACE International Emerging Markets Equity Investments—Class A	6,972	814
PACE International Emerging Markets Equity Investments—Class C	3,459	2
PACE Global Real Estate Securities Investments—Class A	2,190	200
PACE Global Real Estate Securities Investments—Class C	372	—
PACE Alternative Strategies Investments—Class A	27,800	10,386
PACE Alternative Strategies Investments—Class C	8,702	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS Global AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS Global AM would have otherwise voluntarily waived/reimbursed. For the six months ended January 31, 2014, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $211,548, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the six months ended January 31, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Money Market Investments	$106,875
PACE Government Securities Fixed Income Investments	227,850
PACE Intermediate Fixed Income Investments	184,960
PACE Strategic Fixed Income Investments	276,063

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Delegated services fees earned
PACE Municipal Fixed Income Investments	43,283
PACE International Fixed Income Investments	279,618
PACE High Yield Investments	201,637
PACE Large Co Value Equity Investments	322,578
PACE Large Co Growth Equity Investments	308,530
PACE Small/Medium Co Value Equity Investments	296,097
PACE Small/Medium Co Growth Equity Investments	297,058
PACE International Equity Investments	295,968
PACE International Emerging Markets Equity Investments	271,932
PACE Global Real Estate Securities Investments	189,078
PACE Alternative Strategies Investments	143,124

For the six months ended January 31, 2014, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class C	Class Y	Class P
PACE Money Market Investments	$—	$—	$—	$639,784
PACE Government Securities Fixed Income Investments	31,476	9,022	41,483	370,886
PACE Intermediate Fixed Income Investments	17,409	1,465	994	300,902
PACE Strategic Fixed Income Investments	36,251	8,029	6,529	468,575
PACE Municipal Fixed Income Investments	10,925	2,486	34	69,301
PACE International Fixed Income Investments	40,367	2,690	4,438	458,432
PACE High Yield Investments	11,007	1,512	640	333,771
PACE Large Co Value Equity Investments	59,720	8,563	8,044	509,951
PACE Large Co Growth Equity Investments	29,786	3,469	6,769	510,547
PACE Small/Medium Co Value Equity Investments	16,962	2,588	939	496,959
PACE Small/Medium Co Growth Equity Investments	20,155	2,037	786	496,619
PACE International Equity Investments	33,218	2,641	10,424	484,732
PACE International Emerging Markets Equity Investments	13,144	1,673	10,915	457,469
PACE Global Real Estate Securities Investments	6,141	198	396	312,376
PACE Alternative Strategies Investments	22,297	1,520	1,143	220,628

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2014, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$57,106,105	$58,226,946	$—	$58,226,946
PACE Strategic Fixed Income Investments	4,205,230	4,280,960	—	4,280,960
PACE High Yield Investments	28,290,216	28,981,793	—	28,981,793
PACE Large Co Value Equity Investments	3,045,874	214,974	2,964,693	3,179,667	US Treasury Notes
PACE Large Co Growth Equity Investments	1,200,216	1,204,868	—	1,204,868
PACE Small/Medium Co Value Equity Investments	31,864,143	30,433,428	2,626,869	33,060,297	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Growth Equity Investments	43,927,878	42,967,706	1,959,188	44,926,894	US Treasury Notes and US Treasury Bonds
PACE International Equity Investments	22,939,669	19,210,425	5,030,435	24,240,860	US Treasury Notes and US Treasury Bills
PACE International Emerging Markets Equity Investments	33,780,306	31,010,200	4,768,026	35,778,226	US Treasury Notes and US Treasury Bonds
PACE Global Real Estate Securities Investments	5,909,223	6,293,259	—	6,293,259

*  These securities are held for the benefit of the Portfolio at the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

Bank line of credit

Each Portfolio, other than PACE Money Market Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the six months ended January 31, 2014, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowings outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE International Equity Investments	$3,021,050	7	$641	1.090%

At January 31, 2014, there were no borrowings outstanding.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Purchases and sales of securities

For the six months ended January 31, 2014, aggregate purchases and sales of portfolio securities, excluding purchased options, short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$24,701,421	$20,062,462
PACE Intermediate Fixed Income Investments	104,240,785	62,772,699
PACE Strategic Fixed Income Investments	96,365,998	97,006,576
PACE Municipal Fixed Income Investments	71,671,372	67,591,989
PACE International Fixed Income Investments	94,912,327	103,552,633
PACE High Yield Investments	67,685,533	37,325,974
PACE Large Co Value Equity Investments (long transactions)	614,335,021	537,803,951
PACE Large Co Value Equity Investments (short sale transactions)	22,006,343	100,069,438
PACE Large Co Growth Equity Investments	248,351,062	281,845,189
PACE Small/Medium Co Value Equity Investments	223,390,090	218,830,760
PACE Small/Medium Co Growth Equity Investments	160,253,823	172,513,818
PACE International Equity Investments (long transactions)	660,330,079	561,700,918
PACE International Equity Investments (short sale transactions)	26,885,240	104,076,573
PACE International Emerging Markets Equity Investments	158,621,879	119,453,861
PACE Global Real Estate Securities Investments	37,855,142	32,366,093
PACE Alternative Strategies Investments (long transactions)	139,799,988	124,950,161
PACE Alternative Strategies Investments (short sale transactions)	43,460,246	42,941,704

For the six months ended January 31, 2014, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments (long transactions)	$4,188,664,040	$4,216,815,690
PACE Government Securities Fixed Income Investments (short sale transactions)	519,015	44,498,068
PACE Intermediate Fixed Income Investments (long transactions)	1,847,616,057	1,910,835,302
PACE Intermediate Fixed Income Investments (short sale transactions)	—	5,867,289
PACE Strategic Fixed Income Investments (long transactions)	822,746,807	816,769,385
PACE Strategic Fixed Income Investments (short sale transactions)	530,703	509,219

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the six months ended January 31, 2014, the following Portfolios recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Large Co Value Equity Investments	$32,515
PACE Large Co Growth Equity Investments	26,201
PACE Small/Medium Co Value Equity Investments	68,433
PACE Small/Medium Co Growth Equity Investments	22,807
PACE International Equity Investments	44,738
PACE International Emerging Markets Equity Investments	1,656
PACE Global Real Estate Securities Investments	17,318

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Government Securities Fixed Income Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	71,750	$908,247	4,438	$56,659
Shares repurchased	45,438	574,055	8,667	109,623
Dividends reinvested	(487,429)	(6,158,538)	(214,063)	(2,707,049)
Net decrease	(370,241)	$(4,676,236)	(200,958)	$(2,540,767)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	534,865	$6,757,258	3,790,849	$47,955,470
Shares repurchased	55,330	698,987	422,689	5,342,423
Dividends reinvested	(1,176,640)	(14,871,543)	(5,761,430)	(72,934,728)
Net decrease	(586,445)	$(7,415,298)	(1,547,892)	$(19,636,835)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	236,874	$3,130,040	23,926	$316,962
Shares repurchased	(994,923)	(13,053,892)	(266,545)	(3,491,433)
Dividends reinvested	182,565	2,391,892	44,417	582,953
Net decrease	(575,484)	$(7,531,960)	(198,202)	$(2,591,518)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,703,229	$22,428,776	11,225,548	$146,828,296
Shares repurchased	(1,911,437)	(25,083,392)	(10,928,195)	(142,775,805)
Dividends reinvested	208,162	2,727,464	1,447,463	18,969,470
Net increase (decrease)	(46)	$72,848	1,744,816	$23,021,961

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	108,319	$1,326,481	5,088	$62,175
Shares repurchased	(313,828)	(3,834,451)	(23,984)	(293,609)
Dividends reinvested	10,843	132,554	605	7,404
Net decrease	(194,666)	$(2,375,416)	(18,291)	$(224,030)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	112	$1,363	3,790,996	$46,372,422
Shares repurchased	(5,666)	(69,415)	(4,599,188)	(56,219,993)
Dividends reinvested	388	4,749	232,686	2,844,809
Net decrease	(5,166)	$(63,303)	(575,506)	$(7,002,762)

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	133,266	$1,653,049	9,808	$121,786
Shares repurchased	(533,492)	(6,609,843)	(53,672)	(668,114)
Dividends reinvested	18,882	233,957	819	10,174
Net decrease	(381,344)	$(4,722,837)	(43,045)	$(536,154)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,101	$25,873	12,951,674	$160,745,796
Shares repurchased	(27,351)	(339,829)	(13,191,170)	(163,570,827)
Dividends reinvested	816	10,119	374,358	4,637,734
Net increase (decrease)	(24,434)	$(303,837)	134,862	$1,812,703

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	306,823	$4,281,267	33,316	$461,766
Shares repurchased	(1,272,226)	(17,786,403)	(332,809)	(4,647,437)
Dividends reinvested	137,358	1,888,948	32,824	451,289
Net decrease	(828,045)	$(11,616,188)	(266,669)	$(3,734,382)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	10,836	$150,258	6,955,015	$97,603,166
Shares repurchased	(101,156)	(1,414,496)	(6,467,751)	(90,441,515)
Dividends reinvested	7,405	101,865	2,355,578	32,398,613
Net increase (decrease)	(82,915)	$(1,162,373)	2,842,842	$39,560,264

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,271,239	$19,215,814	377,265	$5,720,971
Shares repurchased	(2,336,703)	(34,800,415)	(330,458)	(4,876,452)
Dividends reinvested	228,170	3,409,656	48,798	729,504
Net increase (decrease)	(837,294)	$(12,174,945)	95,605	$1,574,023

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	180,374	$2,716,342	15,533,571	$232,521,191
Shares repurchased	(325,514)	(4,756,357)	(11,456,321)	(171,286,007)
Dividends reinvested	15,573	232,613	2,705,675	40,394,024
Net increase (decrease)	(129,567)	$(1,807,402)	6,782,925	$101,629,208

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	446,392	$5,773,880	8,611	$111,945
Shares repurchased	(572,343)	(7,377,438)	(81,811)	(1,052,913)
Dividends reinvested	71,687	921,095	10,604	136,246
Net decrease	(54,264)	$(682,463)	(62,596)	$(804,722)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,777,030	$48,752,895
Shares repurchased	(76)	(991)	(3,831,284)	(49,407,361)
Dividends reinvested	35	448	459,633	5,910,101
Net increase (decrease)	(41)	$(543)	405,379	$5,255,635

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	110,954	$1,498,338	49,387	$669,858
Shares repurchased	(579,860)	(7,772,607)	(117,167)	(1,585,182)
Dividends reinvested	109,068	1,463,784	14,459	194,124
Net decrease	(359,838)	$(4,810,485)	(53,321)	$(721,200)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	26	$356	9,968,281	$134,115,367
Shares repurchased	(2,627)	(35,373)	(4,211,642)	(56,546,020)
Dividends reinvested	73	974	512,605	6,868,310
Net increase (decrease)	(2,528)	$(34,043)	6,269,244	$84,437,657

PACE International Fixed Income Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	105,269	$1,114,885	938	$9,917
Shares repurchased	(696,425)	(7,337,731)	(96,651)	(1,018,780)
Dividends reinvested	64,128	676,379	3,481	36,737
Net decrease	(527,028)	$(5,546,467)	(92,232)	$(972,126)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	26,046	$275,761	5,812,203	$61,336,251
Shares repurchased	(34,835)	(367,009)	(5,045,257)	(53,197,100)
Dividends reinvested	6,800	71,559	594,844	6,276,534
Net increase (decrease)	(1,989)	$(19,689)	1,361,790	$14,415,685

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	139,851	$1,568,506	13,765	$155,407
Shares repurchased	(1,085,450)	(12,170,548)	(77,120)	(854,879)
Dividends reinvested	152,000	1,709,650	8,770	98,799
Net decrease	(793,599)	$(8,892,392)	(54,585)	$(600,673)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	135,369	$1,483,231	13,905,232	$153,595,400
Shares repurchased	(72,271)	(797,296)	(8,532,354)	(94,870,858)
Dividends reinvested	12,711	142,224	1,112,273	12,471,174
Net increase	75,809	$828,159	6,485,151	$71,195,716

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE High Yield Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	158,891	$1,665,127	29,017	$301,803
Shares repurchased	(183,492)	(1,916,723)	(27,661)	(288,214)
Dividends reinvested	47,669	498,536	7,427	77,594
Net increase	23,068	$246,940	8,783	$91,183

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	10,310	$108,023	5,123,390	$53,789,396
Shares repurchased	(5,493)	(58,045)	(3,222,446)	(33,794,838)
Dividends reinvested	4,441	46,582	968,494	10,151,084
Net increase	9,258	$96,560	2,869,438	$30,145,642

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	603,917	$6,361,704	44,412	$464,141
Shares repurchased	(697,651)	(7,344,207)	(103,160)	(1,085,461)
Dividends reinvested	135,225	1,419,444	22,934	240,357
Net increase (decrease)	41,491	$436,941	(35,814)	$(380,963)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	98,653	$1,042,000	13,969,493	$149,189,913
Shares repurchased	(13,911)	(147,240)	(8,450,693)	(89,779,657)
Dividends reinvested	7,829	82,536	2,108,331	22,175,832
Net increase	92,571	$977,296	7,627,131	$81,586,088

PACE Large Co Value Equity Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	93,730	$2,189,907	11,650	$266,448
Shares repurchased	(511,648)	(11,872,902)	(27,689)	(639,008)
Dividends reinvested	117,852	2,796,627	7,486	178,312
Net decrease	(300,066)	$(6,886,368)	(8,553)	$(194,248)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,312	$192,869	3,489,950	$81,026,395
Shares repurchased	(36,617)	(839,735)	(4,344,013)	(100,857,911)
Dividends reinvested	17,655	419,481	1,103,630	26,133,968
Net increase (decrease)	(10,650)	$(227,385)	249,567	$6,302,452

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	175,040	$3,434,403	26,182	$549,789
Shares repurchased	(1,197,776)	(23,265,563)	(108,766)	(2,118,774)
Dividends reinvested	82,290	1,528,957	2,890	53,922
Net decrease	(940,446)	$(18,302,203)	(79,694)	$(1,515,063)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	62,979	$1,290,137	7,426,463	$145,262,969
Shares repurchased	(158,831)	(3,121,235)	(15,306,648)	(310,960,135)
Dividends reinvested	12,928	240,457	818,790	15,180,354
Net decrease	(82,924)	$(1,590,641)	(7,061,395)	$(150,516,812)

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	66,371	$1,650,757	6,024	$131,915
Shares repurchased	(185,768)	(4,561,572)	(9,523)	(213,891)
Dividends reinvested	222,204	5,346,236	17,667	380,192
Net increase	102,807	$2,435,421	14,168	$298,216

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	6,715	$165,256	3,237,782	$81,375,031
Shares repurchased	(42,410)	(1,059,917)	(4,050,136)	(101,614,500)
Dividends reinvested	54,050	1,330,717	4,125,989	101,045,456
Net increase	18,355	$436,056	3,313,635	$80,805,987

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	153,218	$3,209,919	10,775	$220,850
Shares repurchased	(538,915)	(11,499,521)	(31,819)	(603,270)
Dividends reinvested	4,781	96,811	—	—
Net decrease	(380,916)	$(8,192,791)	(21,044)	$(382,420)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	32,417	$718,161	6,982,350	$150,492,625
Shares repurchased	(87,566)	(1,883,848)	(13,181,109)	(292,915,014)
Dividends reinvested	3,292	68,046	261,620	5,384,151
Net decrease	(51,857)	$(1,097,641)	(5,937,139)	$(137,038,238)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	42,591	$973,821	3,823	$77,451
Shares repurchased	(101,498)	(2,309,982)	(10,605)	(213,649)
Dividends reinvested	169,017	3,608,529	33,980	645,613
Net increase	110,110	$2,272,368	27,198	$509,415

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,387	$77,633	1,811,351	$41,946,440
Shares repurchased	(2,246)	(51,256)	(1,707,226)	(39,331,740)
Dividends reinvested	4,575	100,610	2,553,269	55,712,323
Net increase	5,716	$126,987	2,657,394	$58,327,023

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	105,403	$2,069,444	1,427	$26,404
Shares repurchased	(305,512)	(5,944,498)	(40,470)	(685,315)
Dividends reinvested	7,341	134,550	—	—
Net decrease	(192,768)	$(3,740,504)	(39,043)	$(658,911)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,951	$370,770	3,346,884	$66,893,480
Shares repurchased	(10,376)	(204,301)	(4,590,581)	(92,423,697)
Dividends reinvested	170	3,199	134,898	2,521,250
Net increase (decrease)	7,745	$169,668	(1,108,799)	$(23,008,967)

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	79,382	$1,763,361	14,094	$284,463
Shares repurchased	(129,393)	(2,885,557)	(6,560)	(123,798)
Dividends reinvested	245,623	5,069,662	31,669	568,452
Net increase	195,612	$3,947,466	39,203	$729,117

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,169	$72,200	1,650,706	$37,902,206
Shares repurchased	(3,620)	(81,512)	(1,928,343)	(44,065,686)
Dividends reinvested	3,701	80,208	2,662,475	57,056,841
Net increase	3,250	$70,896	2,384,838	$50,893,361

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	157,216	$2,904,369	11,126	$189,302
Shares repurchased	(468,233)	(8,663,338)	(41,648)	(654,594)
Dividends reinvested	33,516	583,850	3,618	56,228
Net decrease	(277,501)	$(5,175,119)	(26,904)	$(409,064)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	18,856	$376,504	3,277,242	$63,040,511
Shares repurchased	(5,849)	(115,230)	(5,566,751)	(108,796,590)
Dividends reinvested	245	4,434	350,935	6,309,806
Net increase (decrease)	13,252	$265,708	(1,938,574)	$(39,446,273)

PACE International Equity Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	95,219	$1,415,680	5,327	$75,984
Shares repurchased	(295,417)	(4,340,350)	(12,162)	(174,846)
Dividends reinvested	62,442	911,655	1,960	28,185
Net decrease	(137,756)	$(2,013,015)	(4,875)	$(70,677)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	75,311	$1,099,274	6,178,239	$90,948,977
Shares repurchased	(76,842)	(1,136,709)	(4,763,808)	(69,949,875)
Dividends reinvested	30,704	447,046	1,264,729	18,376,523
Net increase	29,173	$409,611	2,679,160	$39,375,625

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	181,900	$2,416,147	2,755	$33,990
Shares repurchased	(693,920)	(9,056,688)	(30,249)	(379,121)
Dividends reinvested	82,561	1,047,748	2,683	33,563
Net decrease	(429,459)	$(5,592,793)	(24,811)	$(311,568)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	254,069	$3,355,213	12,662,088	$167,105,810
Shares repurchased	(341,845)	(4,454,025)	(12,209,023)	(160,831,716)
Dividends reinvested	35,303	446,962	1,385,385	17,511,963
Net increase (decrease)	(52,473)	$(651,850)	1,838,450	$23,786,057

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	78,508	$993,963	1,489	$17,329
Shares repurchased	(138,290)	(1,734,271)	(23,012)	(267,771)
Dividends reinvested	4,157	52,505	—	—
Net decrease	(55,625)	$(687,803)	(21,523)	$(250,442)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	21,118	$269,531	5,199,935	$66,397,778
Shares repurchased	(121,585)	(1,535,439)	(2,115,795)	(26,861,511)
Dividends reinvested	5,520	70,938	151,113	1,934,235
Net increase (decrease)	(94,947)	$(1,194,970)	3,235,253	$41,470,502

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	172,306	$2,281,095	10,554	$127,024
Shares repurchased	(300,660)	(3,875,486)	(35,899)	(427,383)
Dividends reinvested	9,393	124,180	—	—
Net decrease	(118,961)	$(1,470,211)	(25,345)	$(300,359)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	100,939	$1,350,865	12,031,720	$163,591,330
Shares repurchased	(236,258)	(3,121,985)	(3,548,434)	(46,439,982)
Dividends reinvested	10,286	138,345	128,227	1,718,238
Net increase (decrease)	(125,033)	$(1,632,775)	8,611,513	$118,869,586

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	66,173	$437,709	—	$—
Shares repurchased	(84,026)	(548,754)	(688)	(4,624)
Dividends reinvested	13,786	88,095	380	2,423
Net decrease	(4,067)	$(22,950)	(308)	$(2,201)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,397	$9,038	2,481,928	$16,289,986
Shares repurchased	(4,664)	(31,429)	(1,527,720)	(10,004,830)
Dividends reinvested	884	5,667	384,277	2,455,525
Net increase (decrease)	(2,383)	$(16,724)	1,338,485	$8,740,681

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	151,236	$1,017,300	8,230	$50,989
Shares repurchased	(179,874)	(1,181,148)	(3,635)	(23,072)
Dividends reinvested	31,185	194,597	1,057	6,586
Net increase	2,547	$30,749	5,652	$34,503

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,561	$86,525	5,689,380	$37,876,951
Shares repurchased	(5,222)	(35,371)	(6,456,188)	(43,823,375)
Dividends reinvested	1,854	11,611	767,381	4,788,456
Net increase (decrease)	10,193	$62,765	573	$(1,157,968)

PACE Alternative Strategies Investments
For the six months ended January 31, 2014:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,671,642	$17,323,927	38,944	$393,536
Shares repurchased	(403,945)	(4,165,968)	(22,053)	(220,217)
Dividends reinvested	90,328	934,895	5,488	55,321
Net increase	1,358,025	$14,092,854	22,379	$228,640

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	313,733	$3,320,018	7,435,763	$77,294,250
Shares repurchased	(154,907)	(1,628,016)	(3,996,373)	(41,475,278)
Dividends reinvested	5,742	59,887	1,015,162	10,557,680
Net increase	164,568	$1,751,889	4,454,552	$46,376,652

For the year ended July 31, 2013:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,070,414	$20,789,043	59,740	$575,821
Shares repurchased	(1,491,744)	(14,705,573)	(120,702)	(1,161,430)
Dividends reinvested	17,054	164,739	—	—
Net increase (decrease)	595,724	$6,248,209	(60,962)	$(585,609)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	168,552	$1,695,712	11,681,050	$117,031,456
Shares repurchased	(81,354)	(810,749)	(11,771,143)	(118,505,275)
Dividends reinvested	1,292	12,562	332,825	3,228,403
Net increase	88,490	$897,525	242,732	$1,754,584

Redemption fees

Each class of each series of the Trust, with the exception of PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions

PACE Select Advisors Trust

Notes to financial statements (unaudited)

as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees earned by the Portfolios are disclosed in the Statement of changes in net assets. For the six months ended January 31, 2014, redemption fees represent less than $0.005 per share.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2013 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long-term realized capital gains	Return of capital
PACE Money Market Investments	$—	$32,607	$—	$—
PACE Government Securities Fixed Income Investments	—	25,224,699	1,369,490	—
PACE Intermediate Fixed Income Investments	—	5,342,621	—	—
PACE Strategic Fixed Income Investments	—	47,208,681	1,011,141	—
PACE Municipal Fixed Income Investments	8,685,325	9,701	1,415,338	—
PACE International Fixed Income Investments	—	7,683,836	—	7,941,160
PACE High Yield Investments	—	21,801,123	3,454,959	431,608
PACE Large Co Value Equity Investments	—	17,942,761	—	—
PACE Large Co Growth Equity Investments	—	5,822,180	—	—
PACE Small/Medium Co Value Equity Investments	—	2,773,046	—	—
PACE Small/Medium Co Growth Equity Investments	—	3,770,117	3,529,940	—
PACE International Equity Investments	—	19,930,984	—	—
PACE International Emerging Markets Equity Investments	—	2,060,116	—	—
PACE Global Real Estate Securities Investments	—	5,215,238	—	—
PACE Alternative Strategies Investments	—	3,532,294	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 31, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2013, the following Portfolios had post-enactment net capital losses that will be carried forward indefinitely as follows:

Portfolio	Short-term	Long-term	Total
PACE Money Market Investments	$98	$—	$98
PACE Government Securities Fixed Income Investments	162,420	405,010	567,430
PACE International Fixed Income Investments	2,780,698	—	2,780,698
PACE International Equity Investments	8,322,731	480,537	8,803,268
PACE International Emerging Markets Equity Investments	5,295,208	14,621,693	19,916,901

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At July 31, 2013, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	July 31,
Portfolio	2015	2016	2017	2018	2019	Total
PACE Money Market Investments	$—	$—	$—	$94	$23	$117
PACE International Fixed Income Investments	1,422,528	2,354,563	765,140	7,784,695	—	12,326,926
PACE Large Co Value Equity Investments	—	—	—	41,391,491	—	41,391,491
PACE International Equity Investments	—	—	42,420,347	214,851,703	—	257,272,050
PACE Global Real Estate Securities Investments	—	—	856,814	26,828,947	—	27,685,761
PACE Alternative Strategies Investments	—	—	—	82,944,930	—	82,944,930

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2013, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post October capital losses
	losses	Short-term	Long-term
PACE Government Securities Fixed Income Investments	$—	$15,184,199	$5,060,161
PACE Intermediate Fixed Income Investments	—	1,235,968	—
PACE International Fixed Income Investments	11,316,516	—	—
PACE High Yield Investments	—	—	81,029
PACE International Emerging Markets Equity Investments	—	4,278,979	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have analyzed and concluded as of January 31, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2014, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended July 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

November 2013 Board Meeting

Lee Munder Capital LLC

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 19-20, 2013, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved a proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Lee Munder Capital LLC ("Lee Munder") (the "Lee Munder Sub-Advisory Agreement") with respect to PACE Small/Medium Co Growth Equity Investments (the "Portfolio"). In considering the approval of the Lee Munder Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for the Portfolio and the other portfolios of the Trust, including the extensive materials the board previously had reviewed in connection with the annual reconsideration of the contracts for the portfolios, and noted that it previously had received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Lee Munder as a sub-advisor to the Portfolio.

In its consideration of the approval of the Lee Munder Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Lee Munder Sub-Advisory Agreement—The board's evaluation of the services to be provided by Lee Munder to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending Lee Munder as an additional sub-advisor to the Portfolio, including management's belief that Lee Munder's "unrecognized growth stock"-oriented style would complement the strategies of the Portfolio's other current and proposed sub-advisors. The board also received materials from Lee Munder detailing its investment philosophy and met with representatives of Lee Munder, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board noted that UBS Global AM planned to initially allocate approximately 3% of the Portfolio's investment portfolio to Lee Munder, and that this percentage could increase significantly in the long-term depending on Lee Munder's performance. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Lee Munder Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Lee Munder in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Lee Munder. The board noted that the proposed contractual sub-advisory fee was lower than the fees paid by UBS Global AM to the Portfolio's current sub-advisors and would result in a lower overall blended sub-advisory expense for UBS Global AM. The board also noted that UBS Global AM voluntarily offered to split 50/50 with shareholders (via a corresponding waiver of its management fees charged to the Portfolio) any sub-advisory fee savings that UBS Global AM experienced as a result of engaging Lee Munder as a sub-advisor. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Lee Munder Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by Lee Munder. The board also noted that, as Lee Munder would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Lee Munder Sub-Advisory Agreement.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Advisor profitability—Profitability of Lee Munder or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid to Lee Munder by UBS Global AM, out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the contractual sub-advisory fee payable by UBS Global AM to Lee Munder would be lower than the fees paid by UBS Global AM to the Portfolio's current sub-advisors. The board indicated that it would further consider the implications, if any, of this lower overall blended sub-advisory expense to UBS Global AM and the 50/50 fee savings split noted above, among other matters, when it engages in its next full UBS Global AM management contract review, or before if appropriate. In this regard, it was noted that UBS Global AM provides updated profitability data on the Portfolio on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale specifically with respect to the sub-advisory fee was not as relevant.

Other benefits to Lee Munder—The board was informed by management that Lee Munder's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that, therefore, management believed that Lee Munder would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which also would potentially benefit the Portfolio). The board recognized that Lee Munder could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with a well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Lee Munder Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Lee Munder Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Timpani Capital Management LLC

Background—At the same meeting, the members of the board, including the Independent Trustees, considered and approved a proposed sub-advisory agreement between UBS Global AM and Timpani Capital Management LLC ("Timpani") (the "Timpani Sub-Advisory Agreement") with respect to the Portfolio. In considering the approval of the Timpani Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for the Portfolio and the other portfolios of the Trust, including the extensive materials the board previously had reviewed in connection with the annual reconsideration of the contracts for the portfolios, and noted that it previously had received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Timpani as a sub-advisor to the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

In its consideration of the approval of the Timpani Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Timpani Sub-Advisory Agreement—The board's evaluation of the services to be provided by Timpani to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending Timpani as an additional sub-advisor to the Portfolio, including management's belief that Timpani's "earnings revision, price momentum"-oriented style would complement the Portfolio's other current and proposed sub-advisors. The board also received materials from Timpani detailing the sub-advisor's investment philosophy and met with representatives of Timpani, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board noted that UBS Global AM planned to initially allocate approximately 3% of the Portfolio's investment portfolio to Timpani, and that this percentage could increase significantly in the long-term depending on Timpani's performance. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Timpani Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Timpani in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Timpani. The board noted that the proposed contractual sub-advisory fee was lower than the fees paid by UBS Global AM to the Portfolio's current sub-advisors and would result in a lower overall blended sub-advisory expense for UBS Global AM. The board also noted that UBS Global AM voluntarily offered to split 50/50 with shareholders (via a corresponding waiver of its management fees charged to the Portfolio) any sub-advisory fee savings that UBS Global AM experienced as a result of engaging Timpani as a sub-advisor. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Timpani Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by Timpani. The board also noted that, as Timpani would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Timpani Sub-Advisory Agreement.

Advisor profitability—Profitability of Timpani or its affiliates or UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid to Timpani by UBS Global AM, out of the management fee paid to it by the Portfolio, and not by the Portfolio. As noted above, the board observed that the contractual sub-advisory fee payable by UBS Global AM to Timpani would be lower than the fees paid by UBS Global AM to the Portfolio's current sub-advisors. The board indicated that it would further consider the implications, if any, of this lower overall blended sub-advisory expense to UBS Global AM and the 50/50 fee savings split noted above, among other matters, when it engages in its next full UBS Global AM management contract review, or before if appropriate. In this regard, it was noted that UBS Global AM provides updated profitability data on the Portfolio on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale specifically with respect to the sub-advisory fee was not as relevant.

Other benefits to Timpani—The board was informed by management that Timpani's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that, therefore,

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

management believed that Timpani would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which also potentially would benefit the Portfolio). The board recognized that Timpani could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Timpani Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Timpani Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolios without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

© UBS 2014. All rights reserved.
UBS Global Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

Money Market Funds

PACE® Money Market Investments

Semiannual Report
January 31, 2014

PACE Money Market Investments

March 17, 2014

Dear Shareholder,

Performance

For the six months ended January 31, 2014, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee. (The Portfolio declined 0.99% after the deduction of the maximum PACE program fee, for the same six-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Advisor's Comments

In December 2013, the Federal Reserve Board (the "Fed") announced that it would begin tapering its asset purchase program in January 2014. However, the Fed continued to hold the federal funds rate at a historically low range between 0% and 0.25%, which continued to depress yields on a wide range of short-term investments. (The federal funds rate, or "fed funds" rate is the rate that banks charge one another

PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

PACE Money Market Investments

for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Portfolio invests remained extremely low. In turn, this kept the Portfolio's yield low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity (WAM)—which is the average duration of securities in the Portfolio—throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 29 days. This was decreased to 24 days at the end of the reporting period.

At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Portfolio highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Several adjustments were made to the Portfolio's sector positioning during the six-month period. We increased the Portfolio's exposure to repurchase agreements, commercial paper and, to a lesser extent, short-term corporate obligations. Conversely, we reduced our allocations to certificates of deposit and US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

2

PACE Money Market Investments

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President, PACE Select Advisors Trust Managing Director, UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Money Market Investments Managing Director, UBS Global Asset Management (Americas) Inc.

3

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/14

	6 months	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	0.01%	0.02%	1.49%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(0.99)%	(1.97)%	(1.96)%	(0.52)%
Lipper Money Market Funds median	0.01%	0.01%	0.03%	1.45%

For PACE Money Market Investments, average annual total returns for periods ended December 31, 2013, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (1.95)%; 10-year period, (0.52)%.

For PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2014 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.77)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.77)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

4

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2013 to January 31, 2014.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2013	Ending account value January 31, 2014	Expenses paid during period[1] 08/01/13 to 01/31/14	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.71	0.14%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.71	0.14

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

6

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/14
Net assets (mm)	$267.4
Number of holdings	62
Weighted average maturity	24 days
Portfolio composition[1]	01/31/14
Commercial paper	56.9%
Repurchase agreements	21.0
Certificates of deposit	11.6
US government and agency obligations	10.0
Short-term corporate obligation	0.7
Other assets less liabilities	(0.2)
Total	100.0%
Top 10 holdings[1]	01/31/14
Repurchase agreement with Barclays Capital, Inc., 0.020% due 02/03/14	11.2%
Repurchase agreement with Deutsche Bank Securities, Inc., 0.020% due 02/03/14	9.7
Federal National Mortgage Association, 0.050% due 02/12/14	8.3
Liberty Street Funding LLC, 0.160% due 02/06/14	3.0
Bedford Row Funding Corp., 0.110% due 03/24/14	2.4
Sumitomo Mitsui Banking Corp., 0.210% due 03/10/14	1.9
Norinchukin Bank, 0.150% due 02/14/14	1.9
Mizuho Corporate Bank Ltd., 0.200% due 04/03/14	1.9
Branch Banking & Trust Co., 0.160% due 04/14/14	1.9
Erste Finance LLC, 0.160% due 02/03/14	1.9
Total	44.1%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2014. The Portfolio is actively managed and its composition will vary over time.

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PACE Money Market Investments

Statement of net assets—January 31, 2014
(unaudited)

Security description	Face amount	Value
US government and agency obligations—10.02%
Federal Home Loan Bank
0.125%, due 03/27/14	$1,500,000	$1,499,896
Federal National Mortgage Association
0.050%, due 02/12/14*,1	22,250,000	22,249,660
US Treasury Note
2.625%, due 07/31/14	3,000,000	3,036,662
Total US government and agency obligations (cost—$26,786,218)		26,786,218
Certificates of deposit—11.59%
Banking-non-US—8.60%
Credit Industriel et Commercial
0.200%, due 03/04/14	3,000,000	3,000,000
Mizuho Corporate Bank Ltd.
0.200%, due 04/03/14	5,000,000	5,000,000
Natixis
0.225%, due 02/26/14[2]	2,000,000	2,000,000
Norinchukin Bank
0.150%, due 02/14/14	5,000,000	5,000,000
Oversea-Chinese Banking Corp., Ltd.
0.195%, due 04/15/14	1,000,000	1,000,000
Societe Generale
0.279%, due 02/28/14[2]	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp.
0.210%, due 03/10/14	5,000,000	5,000,000
		23,000,000
Banking-US—2.99%
Bank of America N.A.
0.160%, due 02/13/14	3,000,000	3,000,000
Branch Banking & Trust Co.
0.160%, due 04/14/14	5,000,000	5,000,000
		8,000,000
Total certificates of deposit (cost—$31,000,000)		31,000,000

8

PACE Money Market Investments

Statement of net assets—January 31, 2014
(unaudited)

Security description	Face amount	Value
Commercial paper[1]—56.89%
Asset backed-auto & truck—0.75%
FCAR Owner Trust II
0.160%, due 02/04/14	$2,000,000	$1,999,973
Asset backed-miscellaneous—22.06%
Atlantic Asset Securitization LLC
0.130%, due 02/20/14	3,000,000	2,999,794
0.150%, due 02/20/14	5,000,000	4,999,604
Cancara Asset Securitisation LLC
0.190%, due 02/11/14	2,000,000	1,999,895
0.160%, due 04/03/14	3,000,000	2,999,187
0.170%, due 04/23/14	1,000,000	999,618
Chariot Funding LLC
0.230%, due 04/29/14	5,000,000	4,997,221
Ciesco LLC[3,4]
0.230%, due 02/03/14	2,000,000	2,000,000
Gotham Funding Corp.
0.160%, due 02/03/14	3,000,000	2,999,973
0.140%, due 02/07/14	2,000,000	1,999,953
Liberty Street Funding LLC
0.160%, due 02/06/14	8,000,000	7,999,822
Old Line Funding LLC
0.200%, due 03/17/14	3,000,000	2,999,267
0.230%, due 04/15/14	2,000,000	1,999,067
Regency Markets No. 1 LLC
0.140%, due 02/14/14	3,000,000	2,999,848
0.140%, due 02/19/14	2,000,000	1,999,860
Sheffield Receivables Corp.
0.170%, due 03/04/14	3,000,000	2,999,561
0.180%, due 03/11/14	4,000,000	3,999,240
Victory Receivables Corp.
0.130%, due 02/11/14	5,000,000	4,999,820
0.140%, due 02/11/14	3,000,000	2,999,883
		58,991,613

9

PACE Money Market Investments

Statement of net assets—January 31, 2014
(unaudited)

Security description	Face amount	Value
Commercial paper[1]—(continued)
Banking-non-US—11.59%
Caisse Centrale Desjardins
0.195%, due 02/14/14	$5,000,000	$4,999,648
DBS Bank Ltd.
0.240%, due 04/01/14	5,000,000	4,998,033
0.240%, due 04/23/14	3,000,000	2,998,380
Mitsubishi UFJ Trust & Banking Corp.
0.160%, due 02/03/14	5,000,000	4,999,956
Mizuho Funding LLC
0.200%, due 02/05/14	3,000,000	2,999,933
Oversea-Chinese Banking Corp., Ltd.
0.170%, due 03/04/14	4,000,000	3,999,414
0.180%, due 04/03/14	3,000,000	2,999,085
Sumitomo Mitsui Banking Corp.
0.155%, due 02/21/14	3,000,000	2,999,742
		30,994,191
Banking-US—11.59%
Bedford Row Funding Corp.
0.110%, due 03/24/14	6,500,000	6,498,987
BNP Paribas Finance, Inc.
0.100%, due 02/03/14	3,000,000	2,999,983
0.160%, due 03/03/14	1,000,000	999,867
0.230%, due 03/03/14	3,000,000	2,999,425
Erste Finance LLC
0.160%, due 02/03/14	5,000,000	4,999,956
ING (US) Funding LLC
0.190%, due 03/10/14	5,000,000	4,999,024
Northern Pines Funding LLC
0.210%, due 02/28/14	4,000,000	3,999,370
0.250%, due 03/06/14	1,500,000	1,499,656
0.210%, due 03/28/14	2,000,000	1,999,358
		30,995,626

10

PACE Money Market Investments

Statement of net assets—January 31, 2014
(unaudited)

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Energy-integrated—2.99%
CNPC Finance HK Ltd.
0.300%, due 02/10/14	$4,000,000	$3,999,700
0.310%, due 02/12/14	2,000,000	1,999,811
0.320%, due 02/20/14	2,000,000	1,999,662
		7,999,173
Finance-captive automotive—2.24%
Toyota Motor Credit Corp.
0.198%, due 02/18/14[2]	2,000,000	2,000,000
0.210%, due 02/26/14	3,000,000	2,999,562
0.200%, due 04/16/14	1,000,000	999,589
		5,999,151
Insurance-life—2.31%
MetLife Short Term Funding LLC
0.090%, due 02/04/14	4,000,000	3,999,970
0.130%, due 03/25/14	2,168,000	2,167,593
		6,167,563
Pharmaceuticals—1.87%
Sanofi-Aventis
0.070%, due 02/06/14	5,000,000	4,999,951
Retail-discount—1.49%
Wal-Mart Stores, Inc.
0.040%, due 02/11/14	4,000,000	3,999,956
Total commercial paper (cost—$152,147,197)		152,147,197
Short-term corporate obligation—0.75%
Banking-non-US—0.75%
Barclays Bank PLC
0.350%, due 02/03/14[2,5] (cost—$2,000,000)	2,000,000	2,000,000
Repurchase agreements—20.99%
Repurchase agreement dated 01/31/14 with Barclays Capital, Inc., 0.020% due 02/03/14, collateralized by $30,715,200 US Treasury Note, 2.125% due 01/31/21; (value—$30,600,018); proceeds: $30,000,050	30,000,000	30,000,000

11

PACE Money Market Investments

Statement of net assets—January 31, 2014
(unaudited)

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/31/14 with Deutsche Bank Securities, Inc., 0.020% due 02/03/14, collateralized by $1,718,000 Federal Farm Credit Bank obligations, 1.700% due 11/05/18, $680,000 Federal Home Loan Bank obligations, 0.180% due 08/05/14, $6,137,000 Federal Home Loan Mortgage Corp. obligations, 1.000% to 1.750% due 08/27/14 to 05/30/19 and $17,700,000 Federal National Mortgage Association obligations, zero coupon to 4.424% due 06/01/17 to 04/01/26; (value—$26,520,752); proceeds: $26,000,043	$26,000,000	$26,000,000
Repurchase agreement dated 01/31/14 with State Street Bank and Trust Co., 0.000% due 02/03/14, collateralized by $153,007 Federal National Mortgage Association obligations, 2.120% due 11/07/22 and $2,117 US Treasury Bond 5.500% due 08/15/28; (value—$144,966); proceeds: $142,000	142,000	142,000
Total repurchase agreements (cost—$56,142,000)		56,142,000
Total investments (cost—$268,075,415 which approximates cost for federal income tax purposes)—100.24%		268,075,415
Liabilities in excess of other assets—(0.24)%		(650,834)
Net assets (applicable to 267,424,580 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$267,424,581

12

PACE Money Market Investments

Statement of net assets—January 31, 2014
(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2014 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$26,786,218	$—	$26,786,218
Certificates of deposit	—	31,000,000	—	31,000,000
Commercial paper	—	152,147,197	—	152,147,197
Short-term corporate obligation	—	2,000,000	—	2,000,000
Repurchase agreements	—	56,142,000	—	56,142,000

At January 31, 2014, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	72.0%
Japan	11.9
Singapore	6.0
France	4.5
China	3.0
Canada	1.9
United Kingdom	0.7
Total	100.0%

Portfolio footnotes

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2014 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Rate represents stated coupon rate.

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PACE Money Market Investments

Statement of net assets—January 31, 2014
(unaudited)

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.75% of net assets as of January 31, 2014, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Illiquid investment as of January 31, 2014.

See accompanying notes to financial statements
14

PACE Money Market Investments

Statement of operations

For the six months ended January 31, 2014 (unaudited)
Investment income:
Interest	$227,595
Expenses:
Transfer agency and related services fees	639,784
Investment management and administration fees	528,868
Reports and notices to shareholders	65,526
Professional fees	55,560
State registration fees	18,999
Custody and accounting fees	14,145
Trustees' fees	12,197
Insurance expense	3,679
Other expenses	14,266
1,353,024
Fee waivers and/or expense reimbursements	(1,140,581)
Net expenses	212,443
Net investment income	15,152
Net increase in net assets resulting from operations	$15,152

See accompanying notes to financial statements
15

PACE Money Market Investments

Statement of changes in net assets

	For the six months ended January 31, 2014 (unaudited)	For the year ended July 31, 2013
From operations:
Net investment income	$15,152	$32,607
Net realized gains	—	42
Net increase in net assets resulting from operations	15,152	32,649
Dividends and distributions to shareholders from:
Net investment income	(15,152)	(32,607)
Net realized gains	(664)	—
	(15,816)	(32,607)
Net decrease in net assets from beneficial interest transactions	(42,419,129)	(27,249,143)
Cash payment from investment advisor	2,430	—
Net decrease in net assets	(42,417,363)	(27,249,101)
Net assets:
Beginning of period	309,841,944	337,091,045
End of period	$267,424,581	$309,841,944
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
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PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Six months ended January 31, 2014
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.000[1]
Dividends from net investment income	(0.000)[1]
Distributions from net realized gains	(0.000)[1]
Total dividends and distributions	(0.000)[1]
Net asset value, end of period	$1.00
Total investment return[2]	0.01%[3]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[4]
Expenses after fee waivers and/or expense reimbursements	0.14%[4]
Net investment income	0.01%[4]
Supplemental data:
Net assets, end of period (000's)	$267,425

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Payment from investment advisor as disclosed on page 25 had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements
18

	Years ended July 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.008
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Distributions from net realized gains	—	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.008)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%	0.01%	0.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%	0.89%	0.88%	0.90%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.19%	0.19%	0.25%	0.27%	0.59%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.78%
Supplemental data:
Net assets, end of period (000's)	$309,842	$337,091	$365,844	$386,217	$529,959

19

PACE Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Portfolio attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

20

PACE Money Market Investments

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. The following is a summary of significant accounting policies:

Valuation of investments—investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either

21

PACE Money Market Investments

Notes to financial statements (unaudited)

through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

22

PACE Money Market Investments

Notes to financial statements (unaudited)

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2014, the Portfolio is owed $71,051 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 30, 2014 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

23

PACE Money Market Investments

Notes to financial statements (unaudited)

At January 31, 2014, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2014	Expires July 31, 2015	Expires July 31, 2016	Expires July 31, 2017
$3,536,452	$996,232	$1,175,570	$918,256	$446,394

UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the six months ended January 31, 2014, UBS Global AM voluntarily waived and/or reimbursed expenses of $482,639 for that purpose.

Under normal conditions, the Portfolio invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolio's Investment Manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates

24

PACE Money Market Investments

Notes to financial statements (unaudited)

paid to borrowers, are reflected as securities lending income in the Statement of operations.

In August 2013, UBS Global AM made a voluntary cash payment of $2,430 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Portfolio over several years prior to the credit crisis of 2008. The voluntary payment to the Portfolio was not required to maintain a stable net asset value per share. The payment has removed a small, historical deviation that was reflected in the Portfolio's market price based and amortized cost net asset value per share.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended January 31, 2014, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $83,411,113. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment

25

PACE Money Market Investments

Notes to financial statements (unaudited)

Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS Global AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS Global AM would have otherwise voluntarily waived/reimbursed. For the six months ended January 31, 2014, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $211,548, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the six months ended January 31, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $106,875 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable

26

PACE Money Market Investments

Notes to financial statements (unaudited)

letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At January 31, 2014, there were no borrowings outstanding.

Other liabilities and components of net assets

At January 31, 2014, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$903,214
Payable to custodian	6,832
Dividends payable to shareholders	3,016
Other accrued expenses*	247,339

*  Excludes investment management and administration fees.

At January 31, 2014, the components of net assets were as follows:

Accumulated paid in capital	$267,426,720
Accumulated net realized loss	(2,139)
Net assets	$267,424,581

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2014	For the year ended July 31, 2013
Shares sold	151,986,880	350,456,561
Shares repurchased	(194,415,434)	(377,723,554)
Dividends reinvested	9,425	17,850
Net decrease in shares outstanding	(42,419,129)	(27,249,143)

27

PACE Money Market Investments

Notes to financial statements (unaudited)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2014 and the fiscal year ended July 31, 2013 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolio after December 31, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires post-enactment net capital losses be used before pre-enactment net capital losses.

At July 31, 2013, the Portfolio had post-enactment short-term capital loss carryforwards of $98 and the following pre-enactment capital loss carryforwards through the indicated expiration dates for federal income tax purposes available to offset future capital gains:

	Expiration dates
Portfolio	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$94	$23	$117

As of and during the period ended January 31, 2014, the Portfolio did not have any liabilities for any uncertain tax positions. The Portfolio recognizes interest and penalties, if any, related to uncertain tax

28

PACE Money Market Investments

Notes to financial statements (unaudited)

positions as income tax expense in the Statement of operations. During the six months ended January 31, 2014, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

29

PACE Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

30

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32

Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2014. All rights reserved.
UBS Global Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 10, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 10, 2014